UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-05443

Calamos Investment Trust

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville

Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P Calamos, Sr., President,

Calamos Advisors LLC

2020 Calamos Court,

Naperville, Illinois

60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2014

DATE OF REPORTING PERIOD: November 1, 2013 through April 30, 2014

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS®
Family of Funds

SEMIANNUAL REPORT APRIL 30, 2014

Calamos Growth Fund

Calamos Opportunistic Value Fund
(formerly Calamos Value Fund)

Calamos Focus Growth Fund

Calamos Discovery Growth Fund

Calamos Dividend Growth Fund

Calamos Mid Cap Growth Fund

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Emerging Market Equity Fund

Calamos Global Equity Fund

Calamos Growth and Income Fund

Calamos Global Growth and Income Fund

Calamos Convertible Fund

Calamos Total Return Bond Fund

Calamos High Income Fund

Calamos Market Neutral Income Fund

Calamos Long/Short Fund

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 17 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2014. In this report, you will find commentary from the management teams of the Calamos Funds, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about each Fund’s performance and positioning.

As our investment teams look to the future, we are excited about the breadth of investment opportunities we see. Supported by the U.S., euro zone and select emerging markets, the global economy has continued on its recovery track. Still, we believe the climate during the reporting period highlights the importance of taking a long-term and active approach, guided by global perspective.

Market Environment

Across the developed markets, equities advanced at a good clip during the six-month period. The MSCI World Index returned 6.61%, supported by brightening prospects for euro zone economic recovery. The U.S. equity market surpassed these returns, with the S&P 500 Index rising 8.36%. Value stocks outpaced their growth counterparts, with the Russell 1000 Value Index returning 9.61% versus a gain of 6.95% for the Russell 1000 Growth Index. Convertible securities benefited from their equity participation, as reflected in a gain of 8.23% for the BofA Merrill Lynch All U.S. Convertible Index.

There’s a popular adage that “every bull market must climb a wall of worry.” This saying rang true during the reporting period, as returns were earned in an environment of increasing volatility and changing market leadership. In the first months of the reporting period, investors generally favored equities with growth characteristics—such as technology and biotechnology. However, in mid-March, market participants became concerned that U.S. interest rates might rise more rapidly than had been generally expected. This led to a sell-off in the stocks of growth companies where the majority of earnings and cash flows may not be realized for many years, including many of the growth stocks that had led in the previous months. Questions about the future prospects for the U.S. economic recovery intensified and investors rewarded stocks in sectors thought of as more defensive—such as utilities and consumer staples.

While developed markets gained, the emerging markets faced more headwinds as secular growth potential was overshadowed by near-term unknowns. The MSCI

www.calamos.com	1

Letter to Shareholders

Emerging Markets Index returned -2.87%, amid concerns about the impact of the U.S. taper, China’s credit markets and economic health, high current account deficits in countries such as Brazil, and political instability in Russia.

Meanwhile, mounting anxiety about interest rates hindered the corporate and government bond markets, and the Barclays U.S. Aggregate Bond Index earned just 1.74%. High yield bonds benefited from their historically reduced interest rate sensitivity as well as from investors’ search for yield, with the Credit Suisse High Yield Index gaining 4.78%.

We See Opportunity in the Global Markets

Our investment management teams will discuss their specific positioning strategies in each individual Fund commentary. Broadly, however, we believe that the global economy is positioned for continued expansion, albeit at a modest overall pace, and that inflation appears to be generally well contained. Our teams are identifying many compelling growth prospects in cyclical growth and secular growth companies. Cyclical growth companies are those that are tied to the general business cycle, such as financial companies that could benefit from higher interest rates. Secular growth companies are those that are positioned to capitalize on secular trends, such as the rise of the emerging market middle class or the global hunger for access to information and entertainment.

By many of our favored measures, equities are attractively priced, especially the stocks of growth companies. As economic recovery continues, we believe that market participants will come to more fully appreciate the merits of growth companies. We are also optimistic about trends in the global convertible market, and see opportunities for active approaches. In addition to providing the opportunity to participate in equity market advances with potentially less downside, convertibles have been less sensitive to rising interest rates. In contrast, we are more concerned about the prospects for investment grade and government bonds. Although rates stayed low, our view is that interest rates will likely rise, first in the U.S., but eventually in the euro zone as recovery continues.

Asset Allocation Strategies in an Evolving Environment

I often speak with investors who ask about how they should be responding to the near-term changes in the economic environment. My advice typically focuses on looking through the short-term ups and downs and staying focused on longer-term growth trends and the broad economic landscape. Investors who time the markets are likely to get whipsawed—missing the upside and capturing the downside.

It’s also important to be prepared for both opportunity and volatility. This preparedness may take many forms, including creating a strong foundation with core funds that seek lower-volatility

2	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

equity market participation (pages 35, 41, 47), or enhancing diversification with a liquid alternative fund* (pages 58,61). I invite you to review not only the commentaries for the Funds you own, but also to discuss with your financial advisor if there are other Calamos funds that could be suitable for your asset allocation.

In closing, I believe that this is an environment where active management and rigorous research will drive investment results. Our team is committed to serving your interests by identifying the most compelling investments in the global economy. If you have any questions or would like additional information, please visit us at www.calamos.com or contact us at 800.582.6959.

We are honored to serve you.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification does not assure a profit or protect against losses.

*	About Liquid Alternatives. A number of strategies once almost exclusively available to hedge fund investors can now be found in mutual fund structures that provide greater liquidity, transparency and more reasonable investment minimum hurdles. Because of these features, such funds may be referred to as “liquid alternatives.” Alternative strategies may not be suitable for all investors. In addition to the usual market and investment risks associated with mutual funds, alternative funds have other risks based on the strategies they utilize. Some of the risks associated with investing in alternatives may include hedging risk, derivative risk, short sale risk, interest rate risk, credit risk, liquidity risk, non-U.S. government obligation risk and portfolio selection risk.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The Credit Suisse High Yield Index represents the U.S. high yield market. The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

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Calamos Growth Fund

OVERVIEW

The Fund invests in the equities of U.S. companies with a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

¡	Utilize more than two decades of extensive research experience in growth investing

¡	Active management with a focus on top-down views and bottom-up fundamentals

¡	Research-driven approach identifies opportunities by combining top-down analysis and a research focus on key growth characteristics

PORTFOLIO FIT

This actively-managed Fund seeks to provide attractive returns through its emphasis on higher growth companies primarily in large and mid cap arenas.

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2014, Calamos Growth Fund returned 3.63% (Class A shares at net asset value), versus the S&P 500 Index gain of 8.36%. For this same period, the Russell Midcap Growth Index rose 6.04% and the Russell 3000 Growth Index gained 6.49%.

As we will discuss, the Fund performed well during the opening months of the period but encountered headwinds as investor uncertainty spurred a rotation away from growth stocks. We expect that market sentiment around growth companies will improve against the backdrop of a steady U.S. economic expansion and slow global recovery.

Since its inception on September 4, 1990, the Fund has returned 13.38% on an annualized basis (Class A shares at net asset value). Over the same period, the S&P 500 Index returned 10.02%, while the Russell 3000 Growth Index and the Russell Midcap Growth Index returned 9.26% and 10.99%, respectively.

What factors influenced performance over the period?

As noted above, while the Fund posted positive performance during the six-month reporting period, it captured some, but not all of the gains of the broad stock market and the Russell 3000 Growth Index, a benchmark for the performance of U.S. growth stocks. The U.S. equity market became rotational and increasingly choppy during the six-month period. Initially, cyclical growth areas of the market, such as technology, consumer discretionary and industrials, outperformed slower-growing and more-defensive areas, such as utilities and telecommunication services. The Fund outperformed the index during this time, as the environment favored our higher-growth investment style.

However, in March, the market experienced a swift sector rotation and change in leadership. The higher-growth and more cyclical sectors that had led the market for much of the period, such as technology, consumer discretionary and health care (especially biotechnology), all posted losses as investors rotated into areas such as consumer staples, utilities, telecommunication services and energy. As we maintained our adherence to a long-term growth approach in this Fund, we encountered a less hospitable environment. However, we believe as investors refocus on the positive trends in the U.S. and global economies, growth equities will be well positioned.

Turning to the more specific factors that influenced the Fund’s performance versus the Russell 3000 Growth Index during the reporting period, positioning in the energy sector served the Fund’s shareholders in good stead, as both an overweight allocation and security selection enhanced the Fund’s performance. The Fund’s overweight reflects our view that improved global growth and capital spending within energy will support opportunities. We continue to see growth potential among companies that offer attractive long-term growth fundamentals that are relatively less tied to the prices of underlying commodities. The Fund’s underweight position (0% allocation) to telecommunication services proved advantageous, as this was the only sector to post a negative return during the period.

4	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

We continue to find many opportunities within the information technology sector, which has resulted in an overweight to the sector versus the Russell 3000 Growth Index. This proved advantageous in terms of absolute performance, yet the Fund’s security selection within the sector trailed the index. We remain favorable to investments in this area due to their higher growth potential and stronger relative cash flow characteristics. While the sector has experienced higher volatility in the near term, we continue to find compelling growth opportunities and valuations remain reasonable.

The Fund’s holdings in industrials as well as consumer discretionary contributed favorably in terms of absolute performance, although performance trailed the Russell 3000 Growth Index on a relative basis. In regard to industrials, security selection proved disadvantageous. Within the sector, we are favoring companies that are closely tied to global demand for infrastructure, transportation and power solutions. Within consumer discretionary, an overweight position to one of the lagging sectors during the period hindered performance. The aforementioned sector rotation at the end of the period affected higher-growth and more cyclical sectors which had led performance for much of the second half of the period.

How is the Fund positioned?

The Fund’s positioning reflects our optimistic market outlook. We seek out high-growth businesses. In the current environment, this has led us to sectors such as information technology, consumer discretionary, industrials and financials. Historically, companies in these sectors have performed well as economic activity accelerates with minimal inflation and an upward sloping yield curve.

We believe that an emphasis on cyclical growth (supported by economic recovery) and secular growth (supported by long-term demographic and societal trends) remains appropriate in the mid-phase of the business cycle. We expect select growth companies to benefit from tailwinds such as mobility, open access to information and entertainment, the emerging middle class, aging demographics, productivity enhancements and global infrastructure. At the same time, we remain mindful of risk and valuation discipline and are cognizant of the potential impact of rising rates on high long-term growth, longer-duration equities.

We have been active in many sectors, but absolute and relative changes to the portfolio over recent months have been minor. Among positioning changes during the period, we marginally increased the Fund’s weightings in the financials and health care sectors. While we continue to find attractive growth opportunities within consumer discretionary and consumer staples, we reduced allocations to both during the period. While we are still favorable towards the consumer areas and maintain an overweight allocation to both, we reduced our holdings following poor earnings results or to pursue opportunities with more attractive risk and reward profiles.

While our macroeconomic view is one of optimism, we do expect continued bouts of volatility moving forward. We remain disciplined about what we pay for companies, and believe a fundamentally-driven market environment favors our approach. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the portfolio’s construction on the whole.

SECTOR WEIGHTINGS
Information Technology	30.6%
Consumer Discretionary	23.2
Health Care	14.5
Industrials	14.0
Financials	7.5
Energy	6.5
Consumer Staples	2.1
Materials	0.6
Telecommunication Services	0.0
Utilities	0.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Growth Fund

Do you have any closing thoughts for shareholders?

The Fund is still in “risk on” mode, and historically has done very well when positioned as such in upward moving markets, as we believe we are currently experiencing. We believe our team is positioning the Fund appropriately for the middle of an economic recovery. While it seems long in number of months, it has been a slow recovery and we believe we have not gone to excesses that the market needs to clear.

We believe the opportunities for growth equities are significant, given growth stocks’ historic outperformance during the middle and later stages of the business cycle. Despite our broadly constructive view of the equity markets and opportunities for growth investors, the rotation and volatility of the period highlights the need for a highly-active approach.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

6	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	3.63%	23.42%	15.78%	6.50%
With Sales Charge	-1.29	17.56	14.66	5.99
Class B Shares – Inception 9/11/00
Without Sales Charge	3.25	22.51	14.92	5.86
With Sales Charge	-0.59	17.96	14.69	5.86
Class C Shares – Inception 9/3/96
Without Sales Charge	3.24	22.50	14.92	5.71
With Sales Charge	2.50	21.62	14.92	5.71
Class I Shares – Inception 9/18/97	3.76	23.74	16.08	6.77
Class R Shares – Inception 3/1/07	3.50	23.10	15.50	5.07	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.28%; Class B and C shares is 2.03%; Class I shares is 1.03%; Class R shares is 1.53%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

3

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Opportunistic Value Fund

OVERVIEW

The Fund invests in the equities of small, midsize and large U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

¡	Bottom-up stock picking and benchmark agnostic approach with a focus on good businesses with solid cash flow trading at value prices

¡	Trading focus where positions are frequently monitored, investment assumptions are often questioned, and losing investments are quickly sold to protect capital

¡	Options strategies to potentially generate income and lower risk

PORTFOLIO FIT

The Fund is a core value equity option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or a momentum growth strategy over full market cycles.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

Why did the Fund change its name?

On March 1, 2014, the Fund’s name was changed to Calamos Opportunistic Value Fund from Calamos Value Fund. The Fund’s approach to value investing contrasts with traditional buy-and-hold “deep value” funds, as the Fund operates with higher turnover and utilizes option strategies to manage risk and reward. The term “opportunistic” relates to ways in which the Fund’s investment team enters and exits positions in the Fund, the speed at which the team does so, as well as the openness and agility used to react to new investment possibilities.

How has the Fund performed?

For the six-month period ended April 30, 2014, the Fund returned 4.74%, versus a 9.61% gain for the Russell 1000® Value Index. Since its inception on January 2, 2002, the Fund has returned 5.40% (Class A shares at net asset value), versus 7.23% for the Russell 1000 Value Index.

What factors influenced performance over the period?

The market environment was choppy and rotational, with investors moving out of momentum and interest rate sensitive investments during the final months of the period. For the six months overall, all sectors within the index had positive performance. The best performing sectors were technology, utilities, and health care, areas where our selection criteria led us to relatively fewer opportunities. The weakest performing groups included consumer discretionary, where the Fund was notably overweight, as well as telecommunication services and consumer staples.

Many of the better-performing names in the index were companies our team would characterize as lower quality (for example, highly commoditized or low-margin businesses). We typically avoid such businesses and instead focus on companies with higher-quality attributes, such as high margins and cash flow growth, with reasonable stock prices. Our goal is to purchase companies that are battered but not broken. We seek companies with catalysts we believe are likely to lead their stock prices higher.

During the period, the Fund benefited most from its positioning in the consumer staples sector, where our security selection was strong. An underweight to the strong-performing technology sector limited upside relative to the index, although our selection decisions were favorable.

Our selection decisions within financials and energy contributed positively in absolute terms, but performance lagged the index. Within financials, our positioning within the banking industry detracted during the six-month period. We continually assess our positions and investment theses and continue to believe that the Fund’s holdings will show operational improvements in coming years, which will allow the market to recognize their true value. Within the energy sector, selection decisions in the deep-water drilling industry hindered performance, where we believe weakness in the Fund’s deep-water drilling stakes reflected an unwarranted sell-off.

8	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund

How is the Fund positioned?

Throughout the period, our security selection decisions led us to overweight consumer discretionary, consumer staples and industrials versus the Russell 1000 Value Index. Within the consumer sectors, many companies have the competitive advantages and the strong sustainable cash flows we seek.

Entering the period, the Fund was underweight health care, utilities, and technology stocks. As the reporting period progressed, the more defensive areas of the market appreciated. We continue to underweight these sectors because we have not identified many companies where valuations support the risk and return profiles we seek. The Fund’s remaining sector exposures are broadly in line with those of the Russell 1000 Value Index.

Do you have any closing thoughts for shareholders?

We continue to focus on finding attractive names that fit with our core philosophy of catalyst-driven investing. We concentrate on strong operating businesses that are trading at a low price to sustainable cash flow. During the period, the so-called defensive segments of the market appreciated most, causing the Fund to trail the index, although still producing positive returns. Avoiding these low-margin slow-growth sectors may cause some short-term underperformance, but we continue to believe our strategy of actively taking advantage of short-term market reactions in high-quality names will produce strong risk-adjusted performance for our investors over a long-term time horizon.

SECTOR WEIGHTINGS
Financials	27.5%
Industrials	14.9
Consumer Discretionary	14.6
Energy	14.5
Consumer Staples	10.4
Health Care	7.2
Information Technology	4.5
Materials	4.2
Telecommunication Services	0.0
Utilities	0.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (1/2/02) THROUGH 4/30/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

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Calamos Opportunistic Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	4.74%	17.21%	14.01%	5.55%
With Sales Charge	-0.24	11.63	12.90	5.03
Class B Shares – Inception 1/2/02
Without Sales Charge	4.29	16.36	13.15	4.92
With Sales Charge	-0.51	11.36	12.91	4.92
Class C Shares – Inception 1/2/02
Without Sales Charge	4.34	16.31	13.17	4.76
With Sales Charge	3.38	15.31	13.17	4.76
Class I Shares – Inception 3/1/02	4.86	17.55	14.31	5.82
Class R Shares – Inception 3/1/07	4.55	16.95	13.72	3.74	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.54%; Class B is 2.30%; C shares is 2.29%; Class I shares is 1.29%; Class R shares is 1.80%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

10	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund

CALAMOS FOCUS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2014, the Fund returned 2.44%, versus an 8.36% gain for the S&P 500 Index. Since its inception on December 1, 2003, the Fund has returned 6.17% on an annualized basis (Class A shares at net asset value), versus a return of 7.77% for the S&P 500 Index.

As we will discuss, the Fund performed well during the opening months of the period but encountered headwinds as investor uncertainty spurred a rotation away from growth stocks. We expect that market sentiment around growth companies will improve against the backdrop of a steady U.S. economic expansion and slow global recovery.

What factors influenced performance over the period?

The U.S. equity market became rotational and increasingly choppy during the six-month period. Initially, cyclical growth areas of the market, such as technology, consumer discretionary and industrials, outperformed slower-growing and more-defensive areas, such as utilities and telecommunication services. The Fund outperformed the index during this time, as the environment favored our higher-growth investment style.

However, in March, the market experienced a swift sector rotation and change in leadership. The higher-growth and more cyclical sectors that had led the market for much of the period, such as technology, consumer discretionary and health care (especially biotechnology), all posted losses as investors rotated into areas such as consumer staples, utilities, telecommunication services and energy. As we maintained our adherence to a long-term growth approach in this Fund, we encountered a less hospitable environment. However, we believe as investors refocus on the positive trends in the U.S. and global economies, growth equities will be well positioned.

In regard to more specific sector-level influences, security selection decisions within the information technology sector hindered returns versus the S&P 500 Index for the six-month period, with positioning in the systems software industry and internet software and services industry detracting. The Fund’s overweight to the sector provided a slight boost to performance, however. This overweight reflects our view of the company-specific and secular opportunities we see. We expect many information technology industries to benefit from long-term growth themes, including productivity enhancement, and business and consumer demand for enhanced mobility and connectivity. We continue to favor companies that are disrupting the status quo within their market segments and that have identifiable catalysts we believe are not priced into their current stock prices.

An average underweight positioning in the health care sector detracted from performance versus the index, as did security selection. More specifically, positioning in the health care technology and health care equipment industries hampered the Fund’s overall pace. Within the sector, we have focused on health care innovators, including those seeking growth opportunities within the developing markets, as well as companies furthest removed from the headwinds of government regulations.

In contrast, our security selection within the energy sector contributed favorably to performance. Holdings within the oil-and-gas exploration-and-production industry were especially strong. We believe improved global growth and capital spending by companies within the sector will support select companies, including those participating in the U.S. energy renaissance and those that are relatively less tied to the prices of underlying commodities.

OVERVIEW

The Fund invests in a select portfolio of equities issued by “blue chip” U.S. companies that offer opportunities for growth.

KEY FEATURES

¡	Active management utilizing over 20 years of extensive research experience in growth investing

¡	A compact portfolio consisting of only those large cap stocks in which we have the greatest confidence of sustained growth

¡	Stress company fundamentals, including global presence, strong and/or accelerated earnings growth, and solid returns on invested capital

PORTFOLIO FIT

The Fund is a core growth equity allocation option centered on a compact portfolio of large cap stocks.

FUND NASDAQ SYMBOLS
A Shares	CBCAX
B Shares	CBCBX
C Shares	CBXCX
I Shares	CBCIX
R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625
B Shares	128119617
C Shares	128119591
I Shares	128119583
R Shares	128119427

www.calamos.com	11

Calamos Focus Growth Fund

SECTOR WEIGHTINGS
Information Technology	32.0%
Consumer Discretionary	21.2
Industrials	13.7
Health Care	13.0
Financials	8.4
Energy	5.5
Consumer Staples	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The Fund’s performance versus the S&P 500 Index benefited from our decision not to invest in the telecommunications sector, the only sector that posted a negative return during the period. Our avoidance reflected the less robust growth prospects we see in this highly regulated market segment.

How is the Fund positioned?

We seek out high-growth businesses. In the current environment, this has led us to sectors such as information technology, consumer discretionary, industrials and financials. Historically, companies in these sectors have performed well as economic activity accelerates with minimal inflation and an upward sloping yield curve.

We believe that an emphasis on cyclical growth (supported by economic recovery) and secular growth (supported by long-term demographic and societal trends) remains appropriate in the mid-phase of the business cycle. We expect select growth companies to benefit from tailwinds such as mobility, open access to information and entertainment, the emerging middle class, aging demographics, productivity enhancements and global infrastructure. At the same time, we remain mindful of risk and valuation discipline and are cognizant of the potential impact of rising rates on high long-term growth, longer-duration equities.

During the semiannual period, we increased the Fund’s industrials and health care allocations. We pared allocations to the consumer discretionary and consumer staples sectors as we found opportunities with more attractive risk and reward characteristics; there were also instances where we sold holdings after earnings results fell short. Overall, however, our outlook on the consumer remains favorable.

Do you have any closing thoughts for the Fund’s shareholders?

We believe that our high-conviction approach to large-cap U.S. stocks will serve the Fund well. The global economy continues to recover, supported by slow and steady expansion in the U.S. economy. A pick-up in consumer spending and strength in manufacturing are among the factors that we believe can buoy the U.S. stock market, and provide a good environment for growth equities. We also expect economic growth may accelerate as the weather reverts to normal, which should help retail, autos and other key sectors.

By many measures, U.S. equity valuations are compelling by historical standards, especially those of growth-oriented stocks. Equity earnings yields continue to compare favorably to inflation and long-term Treasury yields. Still, while we are bullish on the prospects for stocks, we expect to experience continued volatility. We believe that our rigorous fundamental research and active approach will serve us well as we seek to identify the most compelling growth opportunities in the U.S. equity market.

12	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (12/01/03) THROUGH 4/30/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	13

Calamos Focus Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	2.44%	21.92%	15.42%	6.44%
With Sales Charge	-2.41	16.13	14.30	5.92
Class B Shares – Inception 12/1/03
Without Sales Charge	2.03	20.99	14.56	5.80
With Sales Charge	-2.97	15.99	14.32	5.80
Class C Shares – Inception 12/1/03
Without Sales Charge	2.09	21.07	14.57	5.65
With Sales Charge	1.09	20.07	14.57	5.65
Class I Shares – Inception 12/1/03	2.63	22.29	15.72	6.72
Class R Shares – Inception 3/1/07	2.36	21.67	15.15	5.03

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.65%; Class B and C shares is 2.40%; Class I shares is 1.40%; Class R shares is 1.90%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

14	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund

CALAMOS DISCOVERY GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2014, the Fund returned 3.77%, versus a 3.35% gain for the Russell 2500® Growth Index. Since its inception on June 1, 2010, the Fund has returned 11.56% on an annualized basis (Class A shares at net asset value), versus a return of 19.00% for the Russell 2500 Growth Index.

What factors influenced performance over the period?

The semiannual period spanned two distinct environments. During the first four months of the period, high cyclical growth sectors, such as technology, health care (primarily biotech) and industrials, outperformed slower-growing and more defensive areas, such as utilities, consumer staples and telecommunication services. With its higher growth investment style, the Fund outperformed during this period.

However, in March, the markets underwent a swift sector rotation and change of leadership. The higher-growth and more cyclical sectors that had led for much of the period, including health care and technology, declined sharply. Investors rotated into areas such as utilities, telecommunication services and energy. The Fund held up during this sell-off and performed in line with the Russell 2500 Growth Index.

Turning to more specific influences for the six-month period overall, security selection within information technology contributed favorably to the Fund’s return. Our security selection decisions in the semiconductor equipment and the data processing/outsourced services industries were particularly advantageous. An overweight and security selection within industrials furthered the Fund’s advance, as positioning in the trading companies/distributors and the aerospace/defense industries enhanced performance. Selection in the energy sector also proved beneficial, supported by strong performance from holdings within the oil-and-gas equipment-and-services industry.

In contrast, security selection in the consumer discretionary sector slowed the Fund’s pace, as holdings in the hotels, resorts and cruise lines, and cable and satellite industries underperformed. Positioning and selection within health care hampered results, with holdings in the health care technology and biotechnology industries lagging.

How is the Fund positioned?

The Fund’s positioning reflects our optimistic market outlook and preference for cyclical growth and secular growth opportunities. Our focus remains on high-growth businesses with strong fundamentals, in sectors such as information technology, industrials, health care and consumer discretionary. We remain committed to longer-term, secular growth themes and expect well-positioned companies to benefit from tailwinds such as mobility, open access to information and entertainment, the emerging middle class, aging demographics, productivity enhancements and global infrastructure. At the same time, we remain disciplined about what we pay for stocks and mindful of risk, including the potential impact of rising rates on high long-term growth equities.

OVERVIEW

The Fund invests in small and midsize U.S. companies that we believe offer the best potential for growth.

KEY FEATURES

¡	Bottom-up stock selection based on a combination of quantative and fundamental research drivers

¡	In-depth research can add significant value in the inefficient small and mid cap market

¡	Risk management and portfolio construction are central to the process, seeking greater risk-adjusted returns over full market cycles

PORTFOLIO FIT

The Fund is a SMID cap growth equity allocation option.

FUND NASDAQ SYMBOLS
A Shares	CADGX
B Shares	CBDGX
C Shares	CCDGX
I Shares	CIDGX
R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102
B Shares	128120201
C Shares	128120300
I Shares	128120409
R Shares	128120508

www.calamos.com	15

Calamos Discovery Growth Fund

SECTOR WEIGHTINGS
Information Technology	21.3%
Industrials	19.7
Health Care	19.5
Consumer Discretionary	18.4
Financials	8.1
Energy	5.3
Materials	3.0
Consumer Staples	0.0
Telecommunication Services	0.0
Utilities	0.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

During the semiannual period, we increased the Fund’s allocations in the industrials, consumer discretionary, health care and financials sectors, while reducing its allocation to consumer staples.

As of the end of the reporting period, the Fund’s largest allocations in absolute terms include the information technology, industrials and health care sectors. Relative to the Russell 2500 Growth Index, the portfolio’s largest overweight allocation is to the health care sector, and its largest underweight allocation is to materials.

Do you have any closing thoughts for Fund shareholders?

We believe that small and mid cap companies can benefit against a backdrop of continued U.S. economic expansion. We believe the business cycle is in mid-phase, which sets the stage for small and mid size companies to grow at a relatively more rapid pace than other segments of the market. Drawing upon our rigorous research, active approach, and valuation discipline, we believe we are well positioned to identify companies with the most compelling prospects.

16	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/1/2010
Without Sales Charge	3.77%	20.97%	11.56%
With Sales Charge	-1.18	15.24	10.17
Class B Shares – Inception 6/1/2010
Without Sales Charge	3.40	20.05	10.74
With Sales Charge	-1.06	15.05	10.17
Class C Shares – Inception 6/1/2010
Without Sales Charge	3.41	20.06	10.74
With Sales Charge	2.52	19.06	10.74
Class I Shares – Inception 6/1/2010	3.87	21.21	11.84
Class R Shares – Inception 6/1/2010	3.72	20.68	11.30

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.72%; Class B and C shares is 2.47%; Class I shares is 1.47%; Class R shares is 1.97%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Source: Lipper, Inc.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	17

Calamos Dividend Growth Fund

OVERVIEW

The Fund invests in companies that we believe have an ability to increase dividend over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

¡	Bottom-up stock picking and benchmark agnostic approach with a focus on good businesses with solid cash flow trading at value prices

¡	Trading focus where positions are frequently monitored, investment assumptions are often questioned, and losing investments are quickly sold to protect capital

¡	Options strategies to potentially generate income and lower risk

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS
A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX
R Shares	CRDVX

FUND CUSIP NUMBERS
A Shares	128120839
C Shares	128120821
I Shares	128120813
R Shares	128120797

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2014, the Fund returned 2.42% (Class A shares at net asset value), versus a 8.36% gain for the S&P 500 Index.

In this Fund, we favor companies with the ability to increase dividends over time. This long-term approach hindered performance as a climate of uncertainty fueled a market rotation in the later months of the reporting period. However, we believe our positioning is appropriate given a backdrop of economic recovery and the likelihood of interest rates rising as the Federal Reserve tapers its quantitative easing.

What factors influenced performance over the period?

Against the backdrop of a choppy and rotational market, performance by market sectors varied significantly. Within the S&P 500 Index, the utilities, technology and health care sectors led with double-digit returns; these were areas in which the Fund was underweight. Meanwhile, the telecommunication services and consumer discretionary sectors lagged. Overall, investors displayed a preference for areas of the market considered to be more defensive, as evidenced by the strong returns in utilities, a sector with low margins, high regulation and limited growth, and thus, one we have avoided.

Security selection in the financials sector hindered performance versus the S&P 500 Index, specifically in the banks and alternative asset managers industries. Alternative asset managers encountered particularly stiff headwinds due to renewed fears about changes to tax laws for carried interest. We continue to see investment opportunities in this less-understood industry, however, supported by healthy dividend yields and growth prospects. In addition to financials, security selection in industrials hindered relative performance.

In contrast, the Fund benefited from our security selection within the consumer discretionary sector, particularly in casinos and gaming. In keeping with our active approach and valuation discipline, we sold some of these securities as they reached our target levels. Our positioning in health care contributed favorably, as strong selection decisions more than made up for the negative impact of a sector underweight.

How is the Fund positioned?

In this Fund, we seek to invest in strong operating businesses with the ability to increase dividends over time. Among our many criteria, we seek companies with understandable business models, high sustainable return on invested capital and a catalyst for change in six to 18 months.

As of the end of the period, the Fund included notable overweights to the financials and energy sectors versus the S&P 500 Index. In the financials sector, we have identified a breadth of opportunities, including banks, real estate investment trusts and alternative asset managers. Within the energy sector, the Fund holds positions in large integrated oil companies as well as master limited partnerships (MLPs). This MLP exposure focuses on oil and gas transmission (also known as “midstream transportation”), reflecting our interest in areas that we believe are positioned to

18	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

benefit from the U.S. energy boom and offer distributions that should grow over time. In contrast, the Fund is underweight in technology, health care, consumer discretionary, and consumer staples companies versus the S&P 500 Index.

Do you have any closing thoughts for shareholders?

We continue to seek out companies that have strong core operating businesses, reasonable stock prices, and attractive dividends. We are especially cautious about companies where future growth expectations constitute a significant portion of the current valuation. We remain concerned that investors may be overpaying for companies with a high current yield but a limited ability to grow their future payouts. In a rising interest rate environment, these “defensive” stocks may well prove to be less defensive than hoped. Accordingly, in this Fund we are focused on finding companies with an attractive current yield as well as the ability to increase their returns to shareholders over time. Avoiding the low-margin slow-growth “defensive” sectors may cause some short-term underperformance, but we continue to believe our strategy of actively taking advantage of short-term market reactions in companies with higher-quality characteristics can produce strong risk-adjusted performance for our investors over a long-term horizon.

SECTOR WEIGHTINGS
Financials	29.4%
Energy	19.1
Industrials	7.5
Consumer Discretionary	7.0
Health Care	5.8
Materials	5.7
Information Technology	5.3
Telecommunication Services	4.3
Consumer Staples	3.8
Utilities	0.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	19

Calamos Dividend Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	2.42%	6.11%
With Sales Charge	-2.47	1.05
Class C Shares – Inception 8/5/2013
Without Sales Charge	2.07	5.54
With Sales Charge	1.07	4.54
Class I Shares – Inception 8/5/2013	2.46	6.25
Class R Shares – Inception 8/5/2013	2.35	5.94

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 2.22%; Class C shares is 2.97%; Class I shares is 1.97%; Class R shares is 2.47%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

20	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Mid Cap Growth Fund

CALAMOS MID CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2014, the Fund returned 0.59%, versus a 6.04% gain for the Russell Midcap Growth Index. Since its inception on August 5, 2013, the Fund has returned 6.93% on an annualized basis (Class A shares at net asset value), versus a return of 9.74% for the Russell Midcap Growth Index.

In this Fund, we selectively target mid cap companies with established track records and strong revenue and earnings profiles relative to larger companies. Our high-conviction growth approach proved more beneficial during the onset of the reporting period. Uncertainty about the Federal Reserve’s timeline for raising interest rates and the overall prospects for the economy engulfed the market during the final weeks of the reporting period, creating a more challenging environment for the Fund’s approach.

As it moves past the impact of an unseasonably cold winter, the U.S. economy looks set to continue its recovery, providing what we believe is a favorable environment for mid cap equities with pronounced growth attributes. We believe as economic recovery continues, a fundamentally-driven market environment should favor our higher growth and more active approach.

What factors influenced performance over the period?

During the first months of the reporting period, more economically sensitive areas of the market, such as technology, industrials, health care (primarily biotechnology) outperformed slower growing and more defensive areas, such as consumer staples and telecommunication services. Accordingly, the Fund outperformed during this period, as the environment favored our higher growth investment style.

However, during the latter portion of the period (beginning in March), the market experienced a swift sector rotation and marked change in leadership. Many higher growth and more cyclical sectors that had performed strongly over the previous months saw a reversal of fortunes and posted losses. Investors rotated into areas such as consumer staples and utilities, which all outperformed.

In regard to sector-level factors that influenced the Fund’s performance for the reporting period as a whole, overweights to information technology and health care held back performance, as did security selection in these sectors. More specifically, positioning in the Internet software and services, systems software, health care technology and biotechnology industries hampered returns. As noted above, these higher growth sectors of the market came under increased pressure as generalized investor anxiety mounted. Security selection within industrials also lagged the index, with weakness in industrial machinery.

On the positive side, our security selection decisions within the energy sector contributed favorably to performance. Holdings within the oil-and-gas equipment-and-services industry were especially strong, rewarding our focus on companies that are playing a leading role in innovations in the U.S. energy sector. In addition, the Fund’s underweight (0% allocation) to the telecommunication services sector enhanced relative returns. Despite stronger performance toward the end of the period, this was the worst performing sector within the index for the six months overall. We have avoided the companies in this highly regulated sector because we have not found the growth levels we seek.

OVERVIEW

The fund invests primarily in equity securities issued by midsize U.S. companies that we believe offer the best opportunities for growth.

KEY FEATURES

¡	Utilize more than two decades of extensive research experience in growth investing

¡	Active management with a focus on top-down views and bottom-up fundamentals

¡	Research-driven approach identifies opportunities by combining top-down analysis and a research focus on key growth characteristics

PORTFOLIO FIT

The fund may be suitable for investors seeking to diversify equity allocations with a primarily mid cap growth strategy and add holdings in companies that historically have higher growth rates and returns than larger companies.

FUND NASDAQ SYMBOLS
A Shares	CMXAX
C Shares	CMXCX
I Shares	CMXIX
R Shares	CMXRX

FUND CUSIP NUMBERS
A Shares	128120870
C Shares	128120862
I Shares	128120854
R Shares	128120847

www.calamos.com	21

Calamos Mid Cap Growth Fund

SECTOR WEIGHTINGS
Consumer Discretionary	23.3%
Information Technology	19.5
Industrials	16.4
Health Care	15.6
Financials	9.3
Energy	6.8
Consumer Staples	3.0
Materials	2.7
Telecommunication Services	0.0
Utilities	0.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

In the current environment, we are seeking cyclical growth and secular growth opportunities. Our focus remains on high-growth businesses, in sectors such as consumer discretionary, information technology, industrials, and health care. Despite the volatility and choppiness in the markets, we maintain an optimistic market outlook and believe the economic landscape will continue to support equities, including mid-cap growth equities. We continue to favor companies that we believe can capitalize on long-term secular trends, such as open access to information and entertainment, the emerging middle class, aging demographics, productivity enhancements and global infrastructure. Given our expectation for volatility even as markets advance, we are highly sensitive to the potential impact of rising interest rates on high growth companies where the vast majority of earnings and cash flows are many years out.

During the reporting period, we added to the Fund’s allocations within the financials and industrials sectors. Although we have a favorable outlook about growth opportunities centered on the consumer, we reduced the Fund’s overall weightings with the consumer discretionary and consumer staples sectors. We reduced or sold positions to deploy assets into more opportunities with more attractive risk and reward characteristics.

As of the end of the reporting period, the Fund’s largest allocations in absolute terms include the consumer discretionary and information technology sectors. Historically, companies in these sectors have performed well as economic activity accelerates with minimal inflation and an upward sloping yield curve. Relative to the Russell Midcap Growth Index, the Fund’s largest overweight allocation is to the information technology sector, and its largest underweight allocation is to consumer staples.

Do you have any closing thoughts for the Fund’s shareholders?

We believe that the case for mid cap growth stocks remains strong. The U.S. economy has demonstrated slow but steady improvements. We believe that economic growth is likely to accelerate as the weather reverts to normal, which should help retail, autos and other key sectors. Moreover, at this point, neither inflation nor interest rates appear to be hurdles to growth. We believe that as market participants become more confident in the continued economic recovery in the U.S. and the Federal Reserve’s ability to taper its easing, the merits of growth stocks, including mid caps, will be appreciated by market participants.

While we believe that the valuations of U.S. equities, including those of select mid cap growth equities, have more room to expand. However, we expect continued volatility in the markets. Therefore, we remain disciplined about what we pay for companies and believe that our active approach to security selection will serve the Fund in particular good stead.

22	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Mid Cap Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	0.59%	6.93%
With Sales Charge	-4.19	1.84
Class C Shares – Inception 8/5/2013
Without Sales Charge	0.20	6.31
With Sales Charge	-0.80	5.31
Class I Shares – Inception 8/5/2013	0.62	7.06
Class R Shares – Inception 8/5/2013	0.38	6.71

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 3.08%; Class C shares is 3.83%; Class I shares is 2.83%; Class R shares is 3.33%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell Midcap Growth Index measures the performance of midcap growth companies.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	23

Calamos International Growth Fund

OVERVIEW

The Fund invests in non-U.S. growth companies, focusing on those firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

¡	Focus on growth in an asset class that is mostly defined by core and value offerings

¡	Stress company fundamentals, including global presence and strong and/or accelerating earnings growth

¡	Investments driven by international sources of revenue for companies, not on location of headquarters

PORTFOLIO FIT

Only about 10% of international stock assets are currently invested in growth. The Fund stands as a potential growth-focused addition to a mostly core- or value-intensive international allocation.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2014, Calamos International Growth Fund gained 3.38% (Class A shares at net asset value), versus a 3.57% return for the MSCI EAFE Growth Index and 2.60% for the MSCI ACWI ex-U.S. Growth Index.

We had positioned the Fund to reflect our positive outlook on the global economy throughout the period. Equity valuations are presently attractive but valuation discipline remains paramount. We expect recent geopolitical developments and ongoing speculation regarding China’s economic growth will contribute to volatility. However, with volatility comes opportunity and an investment environment we believe will benefit our higher-growth, active management approach.

Since its inception on March 16, 2005, the Fund gained 8.46% on an annualized basis (Class A shares at net asset value), versus a 6.14% return for the MSCI EAFE Growth Index and 6.44% for the MSCI ACWI ex-U.S. Growth Index over the same period.

What factors influenced performance over the period?

As noted above, the Fund performed particularly well during the six-month reporting period and outperformed the return of the MSCI ACWI ex-U.S. Growth Index, a benchmark for the performance of the non-U.S. growth stock market. In the beginning part of the period, cyclical growth areas of the market outperformed slower growing and more defensive areas. Growth was supported by the market’s view that economic recovery was continuing at a slow and steady pace, with a low interest environment continuing through the near term. This was attributable to performance during the start of the reporting period, as this type of environment favored our higher-growth investment style.

However, in March, the market experienced a swift sector rotation and change in leadership. The higher-growth and more cyclical sectors that had led the market for much of the period, such as technology, consumer discretionary and health care (especially biotechnology), all posted losses as investors rotated into areas such as consumer staples, utilities, telecommunication services and energy. As we maintained our adherence to a long-term growth approach in this Fund, we encountered a less hospitable environment. However, we believe as investors refocus on the positive trends in the global economy, growth equities will be well positioned.

Turning to the more specific performance drivers during the reporting period, the Fund’s overweight position and strong security selection in the information technology sector were notably beneficial. We maintain our conviction in technology due to the strong cash flows and reasonable valuations. We expect many of our holdings to benefit from growth themes, including productivity enhancement, enhanced mobility and connectivity and demand for information and content. Our overall positioning in the health care sector also served the Fund’s shareholders well. Within the sector, we continue to emphasize innovative companies with growth characteristics and catalysts, leading to a focus on the pharmaceuticals, health care equipment, and biotechnology industries.

24	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

The Fund’s holdings in industrials contributed favorably in terms of absolute performance, although performance trailed the MSCI ACWI ex-U.S. Growth Index on a relative basis due to security selection. Within the sector, we are favoring companies that are closely tied to global demand for infrastructure, transportation and power solutions. We believe the gradual recovery in global growth and continued innovation in the services industry will support opportunities in the energy sector. During the period, however, relative selection within the sector proved disadvantageous.

From a geographic perspective, strong security selection in and an overweight allocation to Denmark and Ireland, as well as underweight positions to Japan and Russia, contributed to returns during the six-month period, while selection within the Netherlands and Switzerland proved detrimental.

How is the Fund positioned?

The Fund’s positioning reflects our optimistic market outlook. While we expect moderate global growth will continue, we also expect episodes of heightened volatility and maintain a strong focus on risk management. We seek out high-growth businesses. In the current environment, this has led us to sectors such as information technology, consumer discretionary, industrials and financials. Historically, companies in these sectors have performed well as economic activity accelerates with minimal inflation and an upward sloping yield curve.

We believe that an emphasis on cyclical growth (supported by economic recovery) and secular growth (supported by long-term demographic and societal trends) remains appropriate in the mid-phase of the business cycle. We expect select growth companies to benefit from tailwinds such as mobility, open access to information and entertainment, the emerging middle class, aging demographics, productivity enhancements and global infrastructure. At the same time, we remain mindful of risk and valuation discipline and are cognizant of the potential impact of rising rates on high long-term growth, longer-duration equities.

The Fund’s allocation to emerging markets was slightly decreased during the period, although we still maintain an approximate 20% weighting. While we are highly cognizant of the headwinds facing some emerging markets, we view the emerging markets as a source of long-term future growth and have found select opportunities exhibiting strong underlying demand trends and growth catalysts.

While our macroeconomic view is one of optimism, we do expect continued bouts of volatility moving forward. We remain disciplined about what we pay for companies, and believe a fundamentally-driven market environment favors our approach. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the Fund’s construction on the whole.

Do you have any closing thoughts for the Fund’s shareholders?

We believe that our highly-active approach to international growth investing will serve the Fund well. Our global outlook is optimistic and we are encouraged by improving conditions in the euro zone and see the economic recovery gaining traction. In our view, these longer-term trends, rather than isolated fluctuations in data points, will set the course for future global opportunity. While we believe positive economic data should provide greater clarity to the market, including recognition of the merits of growth stocks, we are prepared for continued volatility. However, with volatility comes opportunity and an investment environment we believe will benefit our higher-growth, active management approach.

SECTOR WEIGHTINGS
Consumer Discretionary	23.9%
Information Technology	23.8
Industrials	16.8
Financials	13.1
Health Care	7.7
Energy	4.1
Telecommunication Services	2.7
Consumer Staples	2.6
Materials	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	25

Calamos International Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (3/16/05) THROUGH 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	3.38%	9.41%	16.15%	8.46%
With Sales Charge	-1.53	4.20	15.02	7.88
Class B Shares – Inception 3/16/05
Without Sales Charge	2.96	8.55	15.29	7.75
With Sales Charge	-2.04	3.55	15.06	7.75
Class C Shares – Inception 3/16/05
Without Sales Charge	3.02	8.56	15.29	7.64
With Sales Charge	2.02	7.56	15.29	7.64
Class I Shares – Inception 3/16/05	3.49	9.62	16.46	8.73
Class R Shares – Inception 3/1/07	3.23	9.09	15.87	5.18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.48%; Class B and C shares is 2.23%; Class I shares is 1.23%; Class R shares is 1.74%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

2	The MSCI ACWI ex-U.S. Growth Index measures equity market performance of companies outside of the United States with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

26	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2014, Calamos Evolving World Growth Fund returned 1.11% (Class A shares at net asset value), versus the MSCI Emerging Markets Index decline of 2.87%.

Our team’s focus on actively managing risk while pursuing growth opportunities tied to the growth trends in emerging markets (notably, the rise of the consumer) led the Fund to outperform the benchmark for the period, as it has since its inception. We continue to see longer-term opportunities within emerging market growth. While there are risk factors that warrant close attention, we believe that our clients can benefit from the active management we provide through volatile periods. We continue to focus on the risks of emerging market investing but see significant growth potential in many markets.

Since its inception on August 15, 2008, the Fund gained 6.58% on an annualized basis (Class A shares at net asset value), versus 3.13% for the MSCI Emerging Markets Index.

What factors influenced performance over the period?

As noted above, the Fund delivered positive performance and outperformed the broad emerging markets index during the six-month period due mainly to stronger security selection and sector positioning. During a cycle of choppy returns for emerging markets, the Fund provided resilience versus the index during downturns and participated well during periods of emerging market gains. We believe we are seeing the merits of the Fund’s risk-managed approach to emerging markets, which attempts to mitigate the risks associated with benchmark-constrained approaches.

Within the Fund, we have diversified geographic exposure, including local emerging market companies, as well as those domiciled in developed countries, but which generate a significant amount of revenue in emerging economies. The Fund benefited as positions in both developing markets and emerging markets outperformed, with particular strength in the latter. Furthermore, Fund performance benefited from holdings in equities and equity-sensitive securities, including convertible bonds, as both groups outpaced the decline in the benchmark.

With respect to specific sector contributions, an overweight position to, and selection in, information technology contributed the most value to Fund performance. Technology, one of the strongest performers in emerging markets, reflects high growth rates, solid balance sheets and strong underlying demand trends. We continue to hold a positive view in the sector and expect global and emerging market businesses to benefit from secular and cyclical growth themes.

Within the financials sector, stronger security selection and an underweight allocation added significant value during the period. Within this area, we have favored select opportunities in higher-quality diversified banks, and asset management firms with solid balance sheets, attractive growth prospects, and proven execution capabilities. Strong selection and an underweight position in the energy sector also proved

OVERVIEW

The Fund invests in growth companies globally, emphasizing companies with revenue streams derived within or from emerging markets. The Fund is designed to actively manage the risk profile over full market cycles.

KEY FEATURES

¡	Active risk management with an aim of generating alpha and less downside risk than the benchmark and peers

¡	Stress company fundamentals, including strong and/or accelerating earnings growth and solid returns on invested capital

¡	Seek global growth companies that may benefit from long-term secular themes in the emerging markets such as the rise of the EM consumer

PORTFOLIO FIT

Because of its focus on risk management, the Fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

www.calamos.com	27

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS
Information Technology	21.2%
Consumer Discretionary	19.2
Financials	18.6
Industrials	10.1
Consumer Staples	8.6
Energy	6.7
Materials	5.1
Health Care	4.7
Telecommunication Services	3.0
Utilities	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

advantageous. We believe the gradual recovery in global growth and continued innovation in the services industry will support opportunities in the sector.

The Fund’s position to industrials contributed favorably in terms of absolute performance, although security selection to this area proved disadvantageous during the period. We continue to favor cyclical growth opportunities, particularly those businesses accessing the global demand for infrastructure, transportation and power solutions. An underweight position to utilities also negatively impacted Fund performance, as this sector was one of the strongest performers for the period.

How is the Fund positioned?

We see improving global economic fundamentals and highly attractive emerging market equity valuations as important drivers. While we expect moderate global growth will continue, we also expect episodes of heightened volatility within global and emerging markets and maintain a strong focus on risk management. We own a combination of local emerging market companies and multinational companies with strong global operations generating significant revenue within emerging economies. As noted previously, this enhanced diversification enables us to access growth opportunities in emerging markets, while increasing our investable universe and opportunities for active management.

We focus on businesses with excellent revenue growth, strong balance sheets, and tailwinds fueled by an expanding consumer class and rapid technological innovation in emerging economies. With respect to geographic positioning, we modestly increased the weight in local emerging market holdings during the period, reflecting our view of attractive relative growth and valuation opportunities. New positions in the Fund are primarily bottom-up focused, but with respect to country positioning, we have a favorable outlook on opportunities in Taiwan, Mexico, China, South Korea, and the Philippines, among other markets.

We have been active in many sectors, but absolute and relative changes to the Fund over recent months have been minor. Among positioning changes, we added to holdings in the consumer discretionary and consumer staples sectors, and we modestly reduced the weight in technology and energy, reflecting bottom-up factors. We continue to find many opportunities within the technology sector, which has resulted in an overweight despite a modest reduction.

Do you have any closing thoughts for the Fund’s shareholders?

In our view, emerging market valuations are highly attractive relative to developed markets and earnings growth should exceed lowered expectations. Global corporate balance sheets have significant flexibility and should give rise to increased capital expenditures. Within emerging markets, we continue to emphasize growth themes related to mobility and connectivity, rising consumption trends in both mass and luxury segments, and evolving health care systems and related opportunities for both local and multinational companies. We also favor companies serving the infrastructure build-out, as well as those able to deliver productivity gains across industries. We expect policy uncertainty and market fluctuations will continue, but reasonably strong economic data, improving capital flows and attractive valuations support our positioning. We expect mixed cross-currents will result in greater selectivity and differentiation in sector and country performance. Ultimately, we believe the market skepticism and adjustment in emerging economies will benefit our active and risk-aware approach.

28	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	1.11%	6.45%	12.63%	6.58%
With Sales Charge	-3.71	1.40	11.54	5.67
Class B Shares – Inception 8/15/08
Without Sales Charge	0.79	5.69	11.80	5.79
With Sales Charge	-4.21	0.69	11.54	5.65
Class C Shares – Inception 8/15/08
Without Sales Charge	0.71	5.69	11.80	5.79
With Sales Charge	-0.29	4.69	11.80	5.79
Class I Shares – Inception 8/15/08	1.27	6.73	12.94	6.85
Class R Shares – Inception 8/15/08	0.99	6.19	12.35	6.31

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.64%; Class B and C shares is 2.39%; Class I shares is 1.39%; Class R shares is 1.89%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	29

Calamos Emerging Market Equity Fund

OVERVIEW

The Fund invests in growth companies globally, whose principal activities are in a developing market or are economically tied to a developing market country that we believe offer the best opportunities for emerging market growth.

KEY FEATURES

¡	Stresses company fundamentals, including global presence, strong revenue and earnings growth, solid returns on invested capital and lower debt-to-capital levels

¡	Actively seeks growth opportunities by investing in 100% equity, with at least 80% emerging market exposure

¡	Utilizes decades of Calamos experience investing globally through multiple economic, market and credit cycles

PORTFOLIO FIT

This actively managed Fund complements emerging markets strategies with less pronounced growth orientations, such as those that more closely track broad emerging markets equity.

FUND NASDAQ SYMBOLS
A Shares	CEGAX
C Shares	CEGCX
I Shares	CIEIX
R Shares	CEGRX

FUND CUSIP NUMBERS
A Shares	128120789
C Shares	128120771
I Shares	128120763
R Shares	128120755

CALAMOS EMERGING MARKET EQUITY FUND

INVESTMENT TEAM DISCUSSION

What is the rationale behind launching the Fund?

The Calamos Emerging Market Equity Fund was launched on December 31, 2013 to further enhance the Calamos global growth suite by providing an option for investors seeking to diversify their equity allocations and complement emerging market strategies with less pronounced growth orientations, such as those that more closely track the broad emerging market equity market. The Fund allows these investors to potentially capitalize on cyclical and secular growth themes by investing primarily in a diversified portfolio of emerging market-domiciled growth equities.

We continue to see longer-term opportunities within emerging market growth. While there are risk factors that warrant close attention, we believe that our clients can benefit from the active management we provide through volatile periods. We continue to focus on the risks of emerging market investing but see significant growth potential in many markets.

How has the Fund performed?

Since its inception on December 31, 2013, the Fund posted a 1.20% decline (Class A shares at net asset value), versus a 0.01% return for the benchmark MSCI Emerging Markets Index.

Emerging markets faced a combination of headwinds in recent quarters, but we believe reduced growth expectations, weak investor sentiment, low equity valuations and positive structural reforms present potential catalysts for gains. Ultimately, we believe the market skepticism and adjustment in emerging economies will benefit our active investment approach.

What factors influenced performance over the period?

As noted above, the Fund did not capture the nearly flat return of the broad emerging market equity market during the four-month period since the Fund inception. Emerging markets experienced periods of spiking volatility during the period as investors faced concerns regarding slower economic growth, capital flows, escalating tension between Ukraine and Russia, and a higher degree of policy uncertainty amid stimulus tapering and upcoming elections. The Fund’s underperformance was mainly attributed to trailing security selection.

With respect to specific sector contributions, stronger selection in financials added the most relative value during the period. Within this sector, we have favored select opportunities in higher-quality diversified banks, and asset management firms with solid balance sheets, attractive growth prospects, and proven execution capabilities. In regard to information technology, an overweight position and stronger selection also contributed value. Technology, one of the strongest performers in emerging markets, reflects high growth rates, solid balance sheets and strong underlying demand trends. We continue to hold a positive view in the sector and expect global and emerging market businesses to benefit from secular and cyclical growth themes. We expect select growth companies to benefit from tailwinds such as mobility, open access to information and entertainment, the emerging middle class, aging demographics, productivity enhancements and global infrastructure.

30	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund

Within consumer discretionary, we are emphasizing companies with high-growth fundamentals, solid balance sheets, a global footprint and access to rising consumption trends in emerging economies. Relative selection in this sector detracted from Fund performance. Lagging security selection in industrials also held back performance. We continue to favor opportunities in the sector, particularly those businesses accessing the global demand for infrastructure, transportation and power solutions.

How is the Fund positioned?

The Fund’s positioning reflects our cautiously optimistic market outlook. We see improving global economic fundamentals and attractive emerging market equity valuations as important drivers. While we expect moderate global growth will continue, we also expect episodes of heightened volatility within global and emerging markets and believe these will present investment opportunities.

Positioning changes have been minor given the short time period since the Fund’s inception. The Fund’s largest overweight positions are to the technology, consumer discretionary and health care sectors. We focus on businesses with excellent revenue growth, strong balance sheets, and tailwinds fueled by an expanding consumer class, rapid technological innovation and growing health care systems in emerging economies. The Fund’s largest underweight allocations are to financials, energy and materials sectors, areas with a larger presence of state-owned enterprises and more reflective of the export-led, natural resource-based growth models of the past. New holdings in the Fund are primarily bottom-up focused, but with respect to country positioning, we have a favorable outlook on opportunities in Taiwan, Mexico, China, South Korea, and the Philippines, among other markets.

Do you have any closing thoughts for the Fund’s shareholders?

In our view, emerging market valuations are highly attractive relative to developed markets and earnings growth should exceed lowered expectations. Global corporate balance sheets have significant flexibility and should give rise to increased capital expenditures. Within emerging markets, we continue to emphasize growth themes related to mobility and connectivity, rising consumption trends in both mass and luxury segments, and evolving health care systems and related opportunities for both local and multinational companies. We also favor companies serving the infrastructure build-out, as well as those able to deliver productivity gains across industries. We expect policy uncertainty and market fluctuations will continue, but reasonably strong economic data, improving capital flows and attractive valuations support our positioning. We expect mixed cross-currents will result in greater selectivity and differentiation in sector and country performance. Ultimately, we believe the market skepticism and adjustment in emerging economies will benefit our active investment approach.

SECTOR WEIGHTINGS
Consumer Discretionary	19.3%
Financials	22.3
Information Technology	18.8
Consumer Staples	10.2
Industrials	6.9
Materials	5.9
Energy	5.4
Health Care	4.0
Telecommunication Services	4.0
Utilities	1.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	31

Calamos Global Equity Fund

OVERVIEW

The Fund invests in equities of companies around the globe, focusing on those firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

¡	Flexibility to seek growth globally, pursuing the best risk/reward opportunities across country, market capitalization and sector

¡	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and an increased demand for information and entertainment

PORTFOLIO FIT

The Fund is a growth-oriented addition to a strategic global equity allocation that may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2014, Calamos Global Equity Fund gained 1.92% (Class A shares at net asset value), versus a 6.61% return for the MSCI World Index and 4.63% for the MSCI ACWI Growth Index.

We had positioned the Fund to reflect our positive outlook on the global economy throughout the period, including our belief that the U.S. is in the middle innings of a recovery. We believe the opportunities for growth equities are significant, given growth stocks’ historic outperformance during the middle and later stages of the business cycle. Despite our broadly constructive view of the equity markets and opportunities for growth investors, the rotation and volatility during the end of the period highlight the need for a highly-active approach.

Since its inception on March 1, 2007, the Fund has returned 6.88% on an annualized basis (Class A shares at net asset value), outperforming the 4.66% return for the MSCI World Index, as well as 5.36% return for the MSCI ACWI Growth Index.

What factors influenced performance over the period?

As noted above, while the Fund posted positive performance during the six-month reporting period, it captured some, but not all of the gains of the MSCI ACWI Growth Index, a benchmark for the performance of the broad global growth stock market. In the beginning part of the period, cyclical growth areas of the market outperformed slower growing and more defensive areas. Growth was supported by the market’s view that economic recovery was continuing at a slow and steady pace, with a low interest environment continuing through the near term. This was attributable to performance during the start of the reporting period, as this type of environment favored our higher-growth investment style.

However, in March, the market experienced a swift sector rotation and change in leadership. The higher-growth and more cyclical sectors that had led the market for much of the period, such as technology, consumer discretionary and health care (especially biotechnology), all posted losses as investors rotated into areas such as consumer staples, utilities, telecommunication services and energy. As we maintained our adherence to a long-term growth approach in this Fund, we encountered a less hospitable environment. However, we believe as investors refocus on the positive trends in the U.S. and global economies, growth equities will be well positioned.

Turning to the more specific performance drivers during the reporting period, security selection in the health care sector served the Fund’s shareholders well. Within the sector, we continue to emphasize innovative companies with growth characteristics and catalysts, leading to a focus on the pharmaceuticals, health care equipment, and biotechnology industries. The Fund’s underweight position (0% allocation) to utilities also proved advantageous, as this was the only sector to post a negative return during the period.

We continue to favor the consumer discretionary sector as we believe it reflects improved consumer balance sheets, strong demand for housing and positive consumer sentiment overall. We are opportunistic in this area and prefer companies with high growth potential, solid balance sheets and reasonable valuations. During the period, however, an

32	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

overweight position and relative selection within the sector proved disadvantageous. The Fund’s holdings in industrials contributed favorably in terms of absolute performance, although performance trailed the MSCI ACWI Growth Index on a relative basis due to security selection. Within the sector, we are favoring companies that are closely tied to global demand for infrastructure, transportation and power solutions.

From a geographic perspective, strong security selection in and an underweight allocation to Denmark, as well as an underweight position to Japan, contributed to returns during the six-month period, while selection within the U.S. and Switzerland were detrimental.

How is the Fund positioned?

The Fund’s positioning reflects our optimistic market outlook. While we expect moderate global growth will continue, we also expect episodes of heightened volatility and maintain a strong focus on risk management. We seek out high-growth businesses. In the current environment, this has led us to sectors such as information technology, consumer discretionary, industrials and financials. Historically, companies in these sectors have performed well as economic activity accelerates with minimal inflation and an upward sloping yield curve.

We believe that an emphasis on cyclical growth (supported by economic recovery) and secular growth (supported by long-term demographic and societal trends) remains appropriate in the mid-phase of the business cycle. We expect select growth companies to benefit from tailwinds such as mobility, open access to information and entertainment, the emerging middle class, aging demographics, productivity enhancements and global infrastructure. At the same time, we remain mindful of risk and valuation discipline and are cognizant of the potential impact of rising rates on high long-term growth, longer-duration equities.

We have been active in many sectors, but absolute and relative changes to the portfolio have been minor. Among positioning changes during the period, we added to holdings in the industrials sector. As noted above, we are opportunistic to this area and are favoring companies that are closely tied to global demand for infrastructure, transportation, and power solutions. While we believe the gradual recovery in global growth and continued innovation in the services industry will support opportunities within the energy sector, we modestly reduced our allocation during the period due to bottom-up rationale.

The Fund’s allocation to emerging markets was slightly increased during the period, reflecting a widening opportunity set and improved market conditions. While there are risk factors that warrant close attention, we believe that our clients can benefit from the active management we provide through volatile periods. We continue to focus on the risks of emerging market investing but see significant growth potential in many markets. The Fund’s holdings within emerging market regions are typically larger, more established companies that display geographically diverse revenue streams.

While our macroeconomic view is one of optimism, we do expect continued bouts of volatility moving forward. We remain disciplined about what we pay for companies, and believe a fundamentally-driven market environment favors our approach. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the portfolio’s construction on the whole.

Closing Thoughts

We believe that our active approach to global growth investing will serve the Fund well. The global economy continues to recover, supported by slow and steady expansion in the

SECTOR WEIGHTINGS
Information Technology	29.0%
Consumer Discretionary	22.3
Financials	13.6
Industrials	11.3
Health Care	10.4
Energy	5.7
Consumer Staples	3.1
Telecommunication Services	2.0
Materials	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	33

Calamos Global Equity Fund

U.S. economy. We are also encouraged by the traction that we are seeing in the Europe, as well as by the efforts that China is undertaking to encourage private sector growth.

In our view, these longer-term trends, rather than isolated fluctuations in data points, will set the course for future global opportunity. While we believe positive economic data should provide greater clarity to the market, including recognition of the merits of growth stocks, we are prepared for continued volatility. However, with volatility comes opportunity and an investment environment we believe will benefit our higher-growth, active management approach.

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	1.92%	12.93%	16.44%	6.88%
With Sales Charge	-2.95	7.59	15.30	6.15
Class B Shares – Inception 3/1/07
Without Sales Charge	1.53	12.04	15.54	6.07
With Sales Charge	-3.46	7.04	15.32	6.07
Class C Shares – Inception 3/1/07
Without Sales Charge	1.53	12.15	15.58	6.08
With Sales Charge	0.53	11.15	15.58	6.08
Class I Shares – Inception 3/1/07	2.04	13.20	16.72	7.16
Class R Shares – Inception 3/1/07	1.77	12.61	16.14	6.61

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.45%; Class B and C shares is 2.20%; Class I shares is 1.20%; Class R shares is 1.70%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

2	The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

34	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 6-month period ended April 30, 2014, Calamos Growth and Income Fund returned 3.89% (Class A shares at net asset value), versus returns of 8.36% for the S&P 500 Index and 8.32% for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

We manage this Fund with the goal of achieving upside equity participation with potential downside protection over full market cycles. Since its inception on September 22, 1988, the Fund returned 11.40% on an annualized basis (Class A shares at net asset value), versus a 10.30% gain for the S&P 500 Index and a 9.67% return for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

Please discuss the Fund’s low-volatility characteristics.

We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.72 versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance over the period?

We continue to structure the Fund with an asymmetric risk/reward profile. By combining common equities with equity-sensitive convertible securities, we are confident we will capture the majority of the equity market’s upside with a lower overall volatility, over the full market cycle. Convertibles are a diversified source of alpha for the strategy and can also provide the benefits of a hedge to downside risk as their fixed-income characteristics work in conjunction with the equities.

During the period, the Fund had a positive return, though it didn’t capture all of the strong equity market. In the earlier stages of the six-month period, equities and equity-sensitive securities, including convertible bonds, delivered strong gains as investors continued to exhibit demand for securities reflecting generally improved economic conditions. Reflecting this environment, higher growth and more cyclical areas of the market such as technology, consumer discretionary and industrials outperformed slower growing and more defensive areas.

However, in the later part of the period, the equity market experienced a swift sector rotation and change in leadership. Higher growth and more cyclical sectors, such as technology, consumer discretionary and health care (especially biotech), each trailed the broad market and posted losses. Instead, investors rotated into more defensive market areas with consumer staples, utilities, telecom and energy outperforming.

OVERVIEW

The Fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk and reward while providing growth and income.

KEY FEATURES

¡	Leverage more than three decades of research experience combining equities and convertible holdings to provide equity-like participation

¡	Provide a core holding option that aims to maintain a consistent risk posture throughout the market cycle

¡	Seek to participate in the upside movements of the equity market while lessening the blows of down periods

PORTFOLIO FIT

The Fund can provide a long-term core allocation to equities with the potential for lower volatility.

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

www.calamos.com	35

Calamos Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	22.9%
Health Care	16.4
Financials	16.3
Consumer Discretionary	13.6
Energy	10.7
Industrials	10.6
Consumer Staples	5.0
Materials	2.2
Utilities	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

From an economic sector perspective, the Fund’s underweight toward and selection in the telecommunication services sector contributed to returns, as this was the only sector to post a negative return in the period. An underweight position toward and selection in the consumer staples sector added value, in particular in the packaged foods and tobacco industry.

In the energy sector, we are favoring investments in areas that offer excellent long-term growth fundamentals that are relatively less tied to the price of underlying commodities. We believe the gradual recovery in global growth and continued innovation in the services industry will support opportunities. However, selection in the oil-and-gas-equipment-and-services industry hindered performance.

Relative selection to financials also proved disadvantageous. In particular, holdings in the asset management and custody banks industry lagged. We have gradually increased the portfolio’s investments in financials, reflecting our view of improved sector fundamentals and our constructive global equity outlook. We prefer select opportunities in higher-quality diversified banks and asset management firms with solid balance sheets and attractive growth opportunities.

36	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Fund performed through a few distinct market periods. In the five major market periods

www.calamos.com	37

Calamos Growth and Income Fund

shown, the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

The Fund is positioned to reflect our constructive market outlook and pro-cyclical stance. We are emphasizing companies with attractive growth fundamentals and increasing returns on invested capital selling at reasonable valuations. We expect U.S. and global growth will continue at a measured pace, but we also anticipate periods of spiking volatility within the global markets and maintain a strong focus on risk management.

We believe that a balanced emphasis on cyclical growth and secular growth remains appropriate in the mid-phase of the business cycle. We are favoring U.S. companies well-positioned to benefit from improving consumer balance sheets, strong demand for housing and innovative manufacturing processes. We are particularly focused on investment opportunities within the technology, financials, health care and consumer cyclical areas of the market.

Given the environment characterized by highly rotational markets, we are actively managing sector exposures in conjunction with our fundamental, bottom-up research. Among changes, we added holdings in the financials and health care sectors. We reduced our weightings toward the consumer discretionary, consumer staples and information technology sectors to pursue better opportunities with more attractive risk/reward profiles.

We continue to hold a positive view of opportunities in information technology and consumer discretionary, where we hold overweight positions. The portfolio’s largest allocations in absolute terms include the information technology, financials and health care sectors. Relative to the S&P 500 Index, the portfolio’s largest overweight allocation is to the information technology sector, and its largest underweight allocation is to consumer staples.

Do you have any closing thoughts for Fund shareholders?

We believe equity markets are in a mid-to-late cycle phase, which has generally been a positive backdrop for growth-oriented investment strategies. However, we believe volatility is here to stay, and that market participants will be more discerning regarding earnings and valuations, given the strong performance over the past five years. In this “stock pickers’ market,” investment managers too will be judged on their ability to identify sustainable and mispriced opportunities and for their skills in managing risk, particularly downside risk.

We continue to structure the Fund with an asymmetric risk/reward profile. By combining common equities with equity-sensitive convertible securities, we are confident we are well-positioned to capture the majority of the equity market’s upside with a lower overall volatility, over the full market cycle. Convertibles are a diversified source of alpha for the strategy and can also provide the benefits of a hedge to downside risk as their fixed-income characteristics work in conjunction with the equities.

We are positioning the Fund with the goal of balancing secular and cyclical growth opportunities, while maintaining a keen adherence to valuation discipline. We are favoring companies in technology, consumer discretionary, industrials and financials. Historically, companies in these sectors have performed well as the economy expands with minimal inflation and an upward sloping yield curve. We remain disciplined about what we pay for companies, and believe a fundamentally-driven market environment favors our more active investment approach.

38	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 4/30/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	39

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	3.89%	13.21%	12.68%	6.78%
With Sales Charge	-1.05	7.83	11.59	6.26
Class B Shares – Inception 9/11/00
Without Sales Charge	3.73	12.92	12.06	6.14
With Sales Charge	-0.99	7.92	11.81	6.14
Class C Shares – Inception 8/5/96
Without Sales Charge	3.47	12.36	11.84	5.98
With Sales Charge	2.54	11.36	11.84	5.98
Class I Shares – Inception 9/18/97	4.02	13.50	12.96	7.05
Class R Shares – Inception 3/1/07	3.76	12.93	12.40	5.28	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.09%; Class B and C shares is 1.84%; Class I shares is 0.84%; Class R shares is 1.35%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

40	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 6-month period ended April 30, 2014, Calamos Global Growth and Income Fund returned 3.33% (Class A shares at net asset value), versus returns of 4.63% for the MSCI ACWI Index.

We manage this Fund with the goal of achieving upside equity participation with potential downside protection over full market cycles. Since its inception on September 9, 1996, the Fund has returned 8.58% on an annualized basis (Class A shares at net asset value) and outperformed the MSCI ACWI Index, which gained 6.93% for the same period.

Please discuss the Fund’s low-volatility characteristics.

We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.69 versus the MSCI ACWI Index. The Fund has therefore outperformed the broader equity market, as measured by the MSCI ACWI Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance over the period?

We continue to structure the Fund with an asymmetric risk/reward profile, combining common equities with equity-sensitive convertible securities to generate equity market upside captures with a lower overall volatility relative to the equity markets. Convertibles are a diversified and unique alpha source for the strategy and can also provide the benefits of a hedge to downside risk as their fixed-income characteristics work in conjunction with the equities.

The Fund captured most of the benchmark’s gains during the period. The gain was earned against the backdrop of a pronounced sector rotation. In the earlier stages of the six-month period, equities and equity-sensitive securities, including convertible bonds, delivered strong gains as investors continued to exhibit demand for securities reflecting generally improved economic conditions. The direction turned somewhat in March, as sectors and individual names that had performed strongly in previous quarters sold off in favor of more defensive sectors and companies.

Company fundamentals were generally positive, but macro and geopolitical concerns were prevalent, most notably with Federal Reserve comments about tapering and interest rates, China’s economic health and events in Ukraine. Extended valuations within the information technology and biotechnology sectors were often cited as the

OVERVIEW

The Fund invests primarily in global equity and convertible securities in an attempt to balance risk and reward while providing growth and income.

KEY FEATURES

¡	Combining equity and convertible holdings, aiming to limit downside risk while potentially capturing upside equity participation

¡	Provide a core holding option that aims to maintain a consistent risk posture throughout the market cycle

¡	Participate in the upside movements of the global equity market while lessening the damage of down periods

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over market cycles.

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

www.calamos.com	41

Calamos Global Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	26.3%
Financials	14.4
Consumer Discretionary	13.8
Industrials	11.1
Health Care	11.1
Energy	7.3
Consumer Staples	5.8
Materials	1.9
Utilities	1.6
Telecommunication Services	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

reason for the rotation toward more defensive areas. As anxiety mounted, growth-oriented sectors and investment strategies faced a progressively less hospitable environment as the quarter came to a close.

From an economic sector standpoint, security selection and an overweight to health care added the most value. Specifically, selection within the pharmaceuticals contributed favorably. Within the sector, we continue to emphasize innovative companies with growth characteristics and catalysts. Our underweight position in financials also added value for the period, in particular in the diversified banks industry. We prefer select opportunities in higher-quality diversified banks and asset management firms with solid balance sheets and attractive growth opportunities. Selection in and an underweight toward industrials, plus an overweight toward and selection in consumer discretionary, hampered results.

42	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

MANAGING RISK OVER MARKET CYCLES

The Global Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when global markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Fund performed through a few distinct market periods. In the five major market periods

www.calamos.com	43

Calamos Global Growth and Income Fund

shown, the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

The Fund is positioned to reflect our constructive global market outlook and pro-cyclical stance. We are emphasizing companies with attractive growth fundamentals and increasing returns on invested capital selling at reasonable valuations. We expect global growth will continue at a measured pace, but we also anticipate periods of spiking volatility within global markets and maintain a strong focus on risk management. We are positioning the Fund’s portfolio with the goal of balancing secular and cyclical growth opportunities, while maintaining an emphasis on sound valuation.

During the period, we added holdings in the industrials, consumer discretionary and information technology sectors and reduced our positions in energy and financials. The Fund’s largest allocations in absolute terms include the information technology and consumer discretionary sectors. Relative to the MSCI ACWI Index, the portfolio’s largest overweight allocation is to information technology and the largest underweight allocation is to financials.

We continue to emphasize companies that display strong fundamentals, increasing returns on invested capital and that are selling at reasonable valuations. We have been attracted to the pro-cyclical areas of the market given that these sectors have performed well during periods of rising rates which we anticipate as the economy improves and the Fed continues to taper its quantitative easing activities. We are particularly focused on investment opportunities within the technology, financials, health care and consumer cyclical areas of the market. Given an environment characterized by highly rotational markets, we are actively managing sector exposures in conjunction with our fundamental, bottom-up research.

Do you have any closing thoughts for Fund shareholders?

The global economy continues to exhibit signs of measured growth and our outlook remains cautiously optimistic. We maintain our positive view of the U.S. economy, as the recent string of positive economic data point to a continuation of a slow and steady recovery. We are encouraged by the traction we are seeing in Europe as well as by the efforts China is undertaking to encourage private sector growth. In our view, these longer-term trends, rather than isolated fluctuations in data points, will set the course for future emerging market opportunity.

As investors have increasingly sought out convertibles and overall equity sensitivity has increased, we believe the opportunities are significant, but the need for disciplined active management remains paramount. We maintain our emphasis on convertibles that offer the potential to balance upside equity participation with potential downside protection. We are positioning the portfolio with the goal of balancing of secular and cyclical growth opportunities and maintaining adherence to valuation discipline.

44	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 4/30/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	45

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	3.33%	8.97%	10.90%	7.06%
With Sales Charge	-1.60	3.77	9.82	6.54
Class B Shares – Inception 9/11/00
Without Sales Charge	2.94	8.23	10.08	6.41
With Sales Charge	-1.39	3.68	9.80	6.41
Class C Shares – Inception 9/24/96
Without Sales Charge	2.89	8.17	10.08	6.26
With Sales Charge	2.04	7.27	10.08	6.26
Class I Shares – Inception 9/18/97	3.48	9.32	11.18	7.33
Class R Shares – Inception 3/1/07	3.28	8.78	10.63	4.01	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.41%; Class B and C shares is 2.16%; Class I shares is 1.15%; Class R shares is 1.66%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

2	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

46	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 6-month period ended April 30, 2014, Calamos Convertible Fund returned 4.33% (Class A shares at net asset value). For this same period, the BofA Merrill Lynch All U.S. Convertibles Index returned 8.23%, the Value Line Convertible Index gained 7.64%, and the S&P 500 Index returned 8.36%.

We manage this Fund with the goal of achieving upside equity participation with potential downside protection over full market cycles. Since its inception on June 21, 1985, the Fund has returned 9.50% on an annualized basis (Class A shares at net asset value), compared with a gain of 8.91% for the Value Line Convertible Index and 10.82% for the S&P 500 Index.

Please discuss the Fund’s low-volatility* characteristics.

We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.71 versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance over the period?

In this Fund, we seek convertibles that are best positioned to take advantage of upward equity movements and potentially limit losses on the downside at the same time. We call these types of securities total return convertibles, because they are potentially less sensitive to equity volatility and credit events of the issuers. Within the convertible market during the period, the convertibles that performed best had the most equity sensitivity or the most credit sensitivity. As the Fund has been historically managed towards total return convertibles - convertibles that display asymmetric upside and downside relative to the underlying common stock - we had lighter allocations to these outperforming areas.

From an economic sector perspective, our underweight positioning toward the more defensive consumer staples sector supported relative performance. The Fund also benefited from selection in the utilities sector, in particular holdings in the electric utilities industry.

Security selection within the information technology sector held back performance, in particular related to names in the semiconductors, semiconductor equipment, and application software industries. Holdings in the financials sector along with an overweight position and selection in the consumer discretionary sector also held back performance. In the financial sector, we continue to focus on the asset management and financing industries as we expect those industries to benefit from the strong capital markets and improving economy.

OVERVIEW

The Fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

KEY FEATURES

¡	Leverage more than three decades of research in convertible security investing

¡	A portfolio diversified across market sector and credit quality emphasizing mid-sized companies with higher-quality balance sheets

¡	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

PORTFOLIO FIT

The Fund offers a way to potentially manage risk alongside an equity allocation with securities that participate in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

www.calamos.com	47

Calamos Convertible Fund

MANAGING RISK OVER MARKET CYCLES

Over the last 20 years, the Convertible Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Fund’s participation in up and down markets since its inception.

Convertible securities combine characteristics of stocks and fixed income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining markets.

There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Convertible Fund performed compared to the U.S. equity market through a few distinct market periods over the past 20 years. In the five major market periods shown, the Fund has participated in the

48	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

The Convertible Fund is allocated heaviest to convertibles displaying attractive risk-reward characteristics relative to their underlying common stocks. While the Fund invests across the entire credit quality spectrum, it currently has a much lighter allocation to the most speculatively rated issuers. We have witnessed in the past that these most speculatively rated holdings do not provide needed downside protection when the underlying equity declines.

We have been attracted to the pro-cyclical areas of the market given that these areas have performed well during periods of rising rates. We expect rates to increase as the economy improves and the Fed continues to unwind its quantitative easing activities. The Fund is overweight to the consumer discretionary, health care, industrials, and information technology economic sectors. The Fund is underweight consumer staples, energy, financials, materials, telecommunication services and utilities.

Changes made to the Fund over the reporting period include increases toward the information technology and consumer discretionary sectors and reductions toward the energy, financials and health care sectors.

Do you have any closing thoughts for Fund shareholders?

We believe investing in convertibles is about participating in a portion of the equity market upside while also providing a measured degree of downside protection. In this respect, we believe returns are best viewed over a full market cycle. The convertible market, as reflected in the BofA Merrill Lynch All U.S. Convertibles index, captured nearly all of the equity market’s upside during the period. Given that the convertible index holds a significant percentage of equity sensitive convertibles, it is not positioned to provide the amount of downside protection that we advocate. We believe that active management in the convertible universe is essential to providing desirable risk-managed results over time.

We have positioned the Fund with the goal of balancing of secular and cyclical growth opportunities, while maintaining a keen adherence to valuation discipline. We think the opportunities in the convertible market are significant, but the need for disciplined active management remains paramount. We maintain a focus on convertibles that are neither extremely equity nor credit sensitive as we remain committed to balancing upside equity participation with potential downside protection.

SECTOR WEIGHTINGS
Information Technology	26.7%
Health Care	20.3
Consumer Discretionary	15.5
Financials	15.0
Industrials	10.6
Energy	5.6
Materials	2.3
Utilities	1.1
Consumer Staples	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	49

Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 4/30/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

50	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	4.33%	12.63%	10.80%	5.87%
With Sales Charge	-0.60	7.30	9.73	5.36
Class B Shares – Inception 9/11/00
Without Sales Charge	3.92	11.74	9.97	5.24
With Sales Charge	-0.92	6.74	9.70	5.24
Class C Shares – Inception 7/5/96
Without Sales Charge	3.88	11.76	9.96	5.08
With Sales Charge	2.93	10.76	9.96	5.08
Class I Shares – Inception 6/25/97	4.40	12.86	11.07	6.14
Class R Shares – Inception 3/1/07	4.21	12.36	10.53	5.49	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.12%; Class B and C shares is 1.87%; Class I shares is 0.87%; Class R shares is 1.37%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

3	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	51

Calamos Total Return Bond Fund

OVERVIEW

The Fund invests primarily in U.S. fixed income instruments, including government and agency securities, corporate debt and high yield debt.

KEY FEATURES

¡	Active management blending global investment themes and fundamental research

¡	Opportunistic sector allocations that provide greater flexibility in managing risk and reward

¡	Broad diversified exposure to U.S. investment-grade bond market and complementary holdings that may include high yield securities, international bonds and currencies

¡	Active interest rate analysis focused on conservative portfolio duration positioning, given our expectation of rising interest rates

PORTFOLIO FIT

The Fund offers broad exposure to the U.S. investment-grade bond market.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 6-month period ended April 30, 2014, Calamos Total Return Bond Fund gained 2.23% (Class A shares at net asset value), versus a 1.74% return for the Barclays U.S. Aggregate Bond Index.

Since its inception on June 25, 2007, the Fund gained 5.22% on an annualized basis (Class A shares at net asset value), versus a 5.32% return for the Barclays U.S. Aggregate Bond Index.

What factors influenced performance over the period?

The Fund benefited from a significant overweight position in corporate bonds, especially its heavier allocation to BBB and BB credits, as credit spreads narrowed during the period. Performance also was aided by the lack of allocation to underperforming Treasurys, mortgages, and agencies. The Fund’s positioning in shorter duration securities hindered performance as longer durations outperformed with the flattened yield curve. Further, the lack of Fund holdings in outperforming sovereign bonds slightly held back returns.

How is the Fund positioned?

We continue to keep the duration of the portfolio relatively short given that we do not see yields further out on the curve justifying the additional risk of a rise in longer term interest rates. The portfolio remains overweight to corporate debt as we see this as the most attractive segment of the bond market.

Within corporate bonds, the portfolio has its heaviest weighting in names within the consumer discretionary, industrials, health care and information technology sectors. Our lightest positions are in utilities, telecommunication services, and consumer staples.

52	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

Do you have any closing thoughts for Fund shareholders?

A combination of lower Treasury yields and moderate economic growth continues to be supportive of the corporate bond asset class. The low interest environment has allowed corporations to strengthen their balance sheets and reduce debt servicing costs through refinancing at very low interest rates. This should help keep default rates low and, as such, we believe corporate credit is the most attractive segment of the bond market at present.

Maintaining a shorter duration in these instruments will also allow us the opportunity to reposition should more attractive yield opportunities present themselves in the near future. We still expect treasury yields to migrate higher as the year progresses with the completion of the quantitative easing taper program. Additionally, geopolitical risk continues to be an external threat with Ukraine and Russia tensions escalating as well as the potential global growth impact from the Chinese economy slowing more than expected.

ASSET ALLOCATION
Corporate Bonds	95.7%
Cash and Receivables/Payables	4.3

Asset allocation is subject to change daily and is calculated as a percentage of net assets.

www.calamos.com	53

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	2.23%	1.76%	4.39%	5.22%
With Sales Charge	-1.57	-2.05	3.60	4.64
Class B Shares – Inception 6/27/07
Without Sales Charge	1.85	1.00	3.62	4.44
With Sales Charge	-1.58	-2.38	3.40	4.44
Class C Shares – Inception 6/27/07
Without Sales Charge	1.75	1.00	3.60	4.43
With Sales Charge	0.77	0.03	3.60	4.43
Class I Shares – Inception 6/27/07	2.25	2.01	4.65	5.48
Class R Shares – Inception 6/27/07	2.10	1.50	4.13	4.96

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 0.99%; Class B and C shares is 1.74%; Class I shares is 0.74%; Class R shares is 1.24%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

54	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund

CALAMOS HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 6-month period ended April 30, 2014, Calamos High Income Fund gained 4.61% (Class A shares at net asset value), versus a 4.54% return for the BofA ML BB-B U.S. High Yield Constrained Index and a 4.78% gain for the Credit Suisse High Yield Index.

The Fund utilizes decades of experience in credit research to create a portfolio that is focused on total return and preserving capital, rather than an exclusive focus on yield. We have favored companies with relatively stronger balance sheets and cash flow, as we tend to underplay the most distressed securities. At the beginning of this year, the Fund’s primary benchmark was changed to the BofA ML BB-B U.S. High Yield Constrained Index, which reflects the Fund’s bias toward avoiding the most speculative-grade bonds.

Since its inception on August 2, 1999, the Fund gained 7.00% on an annualized basis (Class A shares at net asset value), versus a 7.14% return for BofA ML BB-B U.S. High Yield Constrained Index and 7.91% for the Credit Suisse High Yield Index over the same period.

What factors influenced performance over the period?

As noted above, the Fund outperformed the BofA ML BB-B U.S. High Yield Constrained Index as selection in the BB and B credit tiers contributed positively during the period. The portfolio had a higher duration in holdings with B credit ratings, which provided additional yield. Further, a selective use of convertible bonds provided additional value as convertibles were lifted by the strong performance of their underlying stocks.

From an economic sector perspective, the Fund benefited from selection in industrials (construction machinery) and consumer discretionary (casinos & gaming). We have favored the consumer discretionary sector as we believe it reflects improved consumer balance sheets, strong demand for housing and positive consumer sentiment overall. An underweight position in financials and selection in the health care sector (pharmaceuticals) slightly held back performance.

How is the Fund positioned?

From a credit quality perspective, the Fund is positioned relatively underweight the BB credit tiers while relatively overweight to the B credit tier, versus the BofA ML BB-B U.S. High Yield Constrained Index. The BB credit tiers have the highest amount of interest rate sensitivity should rates move higher as we expect. Similarly, we maintain a lower duration in these higher quality credit tiers relative to the index.

The Fund’s largest overweight positions are to the consumer discretionary, information technology, and industrials sectors—sectors which have historically performed well during periods of rising interest rates. The Fund’s largest underweights are to the telecommunication services and financials sectors.

OVERVIEW

The Fund invests in a diversified portfolio of U.S. and non-U.S. high yield bonds.

KEY FEATURES

¡	Uses three decades of experience in credit evaluation to find issuers with sustainable revenues and lower risk of default

¡	Emphasis on total return, rather than an exclusive focus on yield, may enhance our ability to generate alpha and preserve capital over the entire credit cycles

¡	A disciplined process using fundamental analysis which can potentially provide the best opportunity for identifying investments

PORTFOLIO FIT

The Fund can complement speculative-grade or investment-grade credit exposure which may provide an attractive option for fixed income investors concerned about generating income.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

www.calamos.com	55

Calamos High Income Fund

SECTOR WEIGHTINGS
Consumer Discretionary	25.1%
Energy	15.8
Industrials	12.2
Materials	10.6
Information Technology	7.4
Health Care	6.4
Financials	5.9
Telecommunication Services	4.5
Consumer Staples	4.2
Utilities	2.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Do you have any closing thoughts for Fund shareholders?

Although returns in the high-yield market may fall below long-term averages, there are still sufficient pockets of bottom-up opportunity. Supported by strong issuer fundamentals and an improving economic environment, default rates will likely remain low. However, valuations are stretched, especially with spreads below long-term averages.

While we expect coupon income to largely offset the impact of rising interest rates, volatility caused by the taper will likely spill into the high-yield market at some point during the year. In this environment, we believe the most compelling opportunities exist within the middle-credit quality tiers where we are focusing on upgrade candidates and those with enough spread to absorb a back-up in interest rates. The most speculative issues (those rated CCC and below) and those with the highest interest rate sensitivity continue to warrant caution.

Our view remains that high yield does still offer an attractive option for fixed income investors concerned about generating income and excess returns over Treasurys in a rising rate environment.

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 4/30/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

56	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	4.61%	5.21%	12.09%	6.73%
With Sales Charge	-0.33	0.25	11.00	6.21
Class B Shares – Inception 12/21/00
Without Sales Charge	4.30	4.46	11.25	6.09
With Sales Charge	-0.70	-0.45	10.99	6.09
Class C Shares – Inception 12/21/00
Without Sales Charge	4.25	4.41	11.25	5.94
With Sales Charge	3.25	3.43	11.25	5.94
Class I Shares – Inception 3/1/02	4.73	5.46	12.37	6.99
Class R Shares – Inception 3/1/07	4.49	4.95	11.83	5.89	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.18%; Class B and C shares is 1.93%; Class I shares is 0.93%; Class R shares is 1.43%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The BofA Merrill Lynch US High Yield BB-B Constrained index tracks the performance of BB and B rated high yield bonds.

2	The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	57

Calamos Market Neutral Income Fund

OVERVIEW

The Fund’s core market strategies include covered call writing and convertible arbitrage, complemented by an opportunistic sleeve. Together, these strategies are intended to provide the fund with an enhanced potential for risk-managed returns due to their differing responses to volatility.

KEY FEATURES

¡	One of the first alternative mutual funds, capitalizing on experience in the convertible space going back more than three decades

¡	Low correlation with most fixed income benchmarks

¡	Risk management is a primary focus, with risk characteristics that remain well below the equity and fixed income benchmarks

PORTFOLIO FIT

The Fund may provide potential diversification, in particular in a low interest-rate environment.

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 6-month period ended April 30, 2014, Calamos Market Neutral Income Fund gained 1.95% (Class A shares at net asset value), versus a 1.90% return for the Barclays U.S. Government/Credit Bond Index and 0.02% for the Citigroup 30-Day U.S. Treasury Bill Index.

The Fund is among the first liquid alternative offerings with more than 20 years of history that blends three strategies—convertible arbitrage, covered call writing, and beta neutral long/short equity. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially versus fixed income securities. The Fund’s three strategies all contributed positively to the performance of the Fund during the period.

Since inception on September 4, 1990, the Fund gained 6.81% on an annualized basis (Class A shares at net asset value). For the same period, the Barclays U.S. Government/Credit Bond Index gained 6.68% while the Citigroup 30-Day U.S. Treasury Bill Index returned 2.88%.

How did the Fund’s strategies on the whole contribute to performance?

The rise in equities during the period (the S&P 500 Index returned 8.36%) aided performance, as all three strategies contributed positively to fund returns. Covered call writing involves the purchase of a basket of equities and the sale of call options, and the equity basket reflected the strong stock performance during the period. In the convertible arbitrage strategy, the value of convertibles rose, as they were sensitive to positive movements of underlying equities.

How did the covered call strategy contribute?

The covered call writing strategy benefited from the strong equity market as the equity basket advanced during the period. Volatility fell during the period and remained well below the long-term average. Lower volatility was both a positive and a negative for covered call writing. On the positive side, lower volatility meant that the calls written (sold short) in the portfolio declined in value and resulted in positive value for the fund. At the same time, lower volatility meant that opportunities to collect higher premiums were diminished.

How did convertible arbitrage perform?

The convertible arbitrage strategy also benefited from rising equity prices as more value was gained on the long convertible than was lost on the short equity position during the period. Tighter credit spreads overcame the effect of rising interest rates and contributed. Low short-term interest rates continue to be a headwind to the strategy as no overnight interest is received on cash held from short equity positions.

58	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

How did the beta neutral long-short equity strategy perform?

We introduced a beta-neutral long/short equity strategy into the Fund early last year. It seeks to minimize market risk by taking long positions in an economic sector or industry while simultaneously utilizing short positions in the same sector or industry. The lack of correlation to the equity market was a helpful tool to manage the Fund’s risk profile. The strategy provided a positive return during the reporting period, overcoming some challenges in the selection of short investments and the market’s rotation out of growth stocks late that affected the fund’s more growth-oriented holdings.

How is the Fund positioned?

The Fund had its highest allocation in the core strategies of convertible arbitrage (49%) and covered call writing (44%), while the beta neutral long-short equity allocation was 7% as of the end of the period. This reflected an increase in the long-short equity allocation during the period and a reduction in the convertible arbitrage and covered call writing sleeves. Convertible arbitrage performs well in a period of rising volatility and the heavier emphasis in convertible arbitrage reflects our expectation that volatility will increase.

Do you have any closing thoughts for Fund shareholders?

We believe the Fund has delivered on its aim of providing an absolute return with low volatility. As we look forward, we continue to expect volatility in the markets whether from geopolitical events or continued speculation on the Federal Reserve and interest rates. We view this environment as favorable to the Fund, whether from rebalancing opportunities for convertible arbitrage strategy or higher call premiums through the covered call strategy.

SECTOR WEIGHTINGS
Information Technology	22.4%
Consumer Discretionary	14.0
Financials	13.5
Health Care	11.8
Energy	9.3
Industrials	7.5
Consumer Staples	5.5
Materials	4.8
Utilities	1.6
Telecommunication Services	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	59

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	1.95%	4.25%	6.37%	3.40%
With Sales Charge	-2.87	-0.68	5.34	2.90
Class B Shares – Inception 9/11/00
Without Sales Charge	1.47	3.44	5.56	2.78
With Sales Charge	-3.50	-1.56	5.24	2.78
Class C Shares – Inception 2/16/00
Without Sales Charge	1.47	3.42	5.55	2.62
With Sales Charge	0.48	2.42	5.55	2.62
Class I Shares – Inception 5/10/00	2.02	4.55	6.62	3.67
Class R Shares – Inception 3/1/07	1.76	4.02	6.07	2.98	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.28%; Class B shares is 2.05% and C shares is 2.03%; Class I shares is 1.02%; Class R shares is 1.54%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

60	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Long/Short Fund

CALAMOS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 6-month period ended April 30, 2014, Calamos Long/Short Fund returned 4.18% (Class A shares at net asset value), versus the HFRI Equity Hedge Index gain of 3.11% and S&P 500 Index return of 8.36%.

We made a concerted effort during the period to increase exposures in our highest conviction ideas. That reflected the confidence in the names generated through our bottom-up research approach and the firm’s constructive outlook on the market. Our bottom-up approach and decision to increase exposures proved fruitful as correlations began to trend lower as the year concluded.

Since its inception on June 3, 2013, the Fund has returned 7.09% on an annualized basis (Class A shares at net asset value). Over the same period, the HFRI Equity Hedge Index returned 7.70%, while the S&P 500 Index returned 16.98%.

What factors influenced performance over the period?

The period brought a variety of market conditions which presented both opportunities and challenges in the long/short space. We strive to deliver attractive risk-adjusted returns, favorable upside/downside capture and significant alpha relative to our peers.

Last year, we witnessed markets that were in large part driven by macroeconomic factors. While we had success on the long side, the strong equity market created difficult conditions for short investing. We witnessed several instances where our short thesis played out as expected, but investors disregarded the fundamental news.

As discussed above, the investment team focused at the end of 2013 on increasing exposures in our highest conviction ideas. The equity market at the beginning of 2014 demanded greater emphasis on fundamental performance and the portfolio has realized the benefits of earnings beats and misses. January provided an excellent illustration of our ability to protect capital and deliver superior returns in a down market. In January the Fund delivered a positive return as the broader equity market fell. The markets rebounded significantly in February and the Fund continued to perform well.

March was a tale of two halves as we saw a bifurcation in the markets coupled with higher volatility and a bit of a mix of macro and political events. We saw a rotation out of some of the higher beta names, particularly in health care and technology. We made a prudent decision to decrease our biotechnology exposure early in the month, which protected the portfolio from realizing further loses in the sector.

Over the period, we generated positive returns across the market cap spectrum (small, medium and large) and principally in the U.S. and Europe. The largest contributors came from our investments in the health care sector while those in the industrials sector detracted. We believe we have navigated the markets successfully and generated solid risk-adjusted returns for investors.

OVERVIEW

The team manages a high-conviction, best ideas long/short fund that invest primarily in U.S. equity securities and is diversified with exposure to key sectors.

KEY FEATURES

¡	Seasoned team of investment professionals in the hedge fund and long/short space with deep expertise in the industries they cover

¡	High-conviction investing with the aim of generating alpha through both long and short positions

¡	Catalyst driven and bottom-up fundamental equity investment approach

¡	Collaborative assessment of ideas that are vetted by the entire team rather than one portfolio manager

PORTFOLIO FIT

The Fund may be suitable for investors seeking an alternative solution to complement and diversify a long-only portfolio with an investment that has the potential to lower overall portfolio beta and create superior risk-adjusted returns.

FUND NASDAQ SYMBOLS
A Shares	CALSX
C Shares	CCLSX
I Shares	CILSX
R Shares	CRLSX

FUND CUSIP NUMBERS
A Shares	128120607
C Shares	128120706
I Shares	128120805
R Shares	128120888

www.calamos.com	61

Calamos Long/Short Fund

SECTOR WEIGHTINGS
Consumer Discretionary	18.2%
Financials	11.4
Health Care	9.5
Information Technology	8.8
Energy	6.6
Industrials	6.1
Materials	0.9
Utilities	0.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

Higher dispersion among winners and losers is a terrific backdrop for long/short managers in our opinion. The team views higher dispersion and recent volatility as an opportunity and overall maintains a constructive outlook on the market. The majority of the Fund’s exposure continues to be toward North America where we can conduct differentiated research. While exposures are largely driven by our bottom-up research, we are always cognizant of sector and macro themes.

From an economic sector perspective, we are focused in the consumer sector on companies exposed to higher income U.S. consumers. We also are encouraged by e-commerce or Internet firms that are benefiting from higher mobile use and improvements in mobile and Internet infrastructure. In the energy sector, commodity prices continue to be supported by geopolitical risks and strong demand growth. In the financial sector, Federal Reserve policies are creating volatility and opportunity. We favor companies generating above average organic revenue growth, either through loan growth or financial innovation.

The overall environment in the industrials sector has improved as earnings have been better-than-expected despite mixed leading macro indicators. Capital spending is improving as companies are more confident about investing for growth. Cost control in the health care sector will continue to gain momentum. We believe consolidation in the hospital sector will eventually give way to vertical integration in health care delivery. Finally, in the technology sector, we are focusing on high-quality franchises with favorable pricing dynamics, strong management and company-specific catalysts.

Do you have any closing thoughts for Fund shareholders?

While the broad based macro environment feels relatively benign, we continue to witness dispersion amongst individual companies rising and remain constructive in this environment with the goal of capturing alpha on both the long and short side of our portfolio. The potential for highly divergent returns demonstrates the need for fundamental research and specialized expertise, both core strengths of our seasoned investment team.

Additionally as an investment with less correlation to the market, we expect the Fund will provide drawdown protection for our investors’ portfolio. Our hope is to position ourselves as a strategic partner, playing an instrumental role in aligning our clients with their goals. As always, our ongoing commitment is to deliver superior risk-adjusted returns to our investors. We look forward to positive opportunities ahead.

62	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Long/Short Fund

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 4/30/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/14

	6 MONTHS	SINCE INCEPTION
Class A Shares – Inception 6/3/2013
Without Sales Charge	4.18%	7.09%
With Sales Charge	-0.75	1.99
Class C Shares – Inception 6/3/2013
Without Sales Charge	3.88	6.38
With Sales Charge	2.88	5.38
Class I Shares – Inception 6/3/2013	4.31	7.33
Class R Shares – Inception 6/3/2013	4.10	6.91

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 2.40%; Class C shares is 3.43%; Class I shares is 2.43%; Class R shares is 2.68%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The HFRI Equity Hedge Index consists of funds where portfolio managers maintain long and short positions in primarily equity and derivative securities.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	63

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2013 to April 30, 2014. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from Nov 1, 2013 to April 30, 2014, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from Nov 1, 2013 to April 30, 2014, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

64	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2013 and held through April 30, 2014.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.26	$10.03	$10.03	$5.00	$7.52
Actual – Ending Balance	$1,036.30	$1,032.50	$1,032.40	$1,037.60	$1,035.00

Hypothetical Expenses per $1,000*	$6.21	$9.94	$9.94	$4.96	$7.45
Hypothetical – Ending Value	$1,018.65	$1,014.93	$1,014.93	$1,019.89	$1,017.41

Annualized expense ratio	1.24%	1.99%	1.99%	0.99%	1.49%
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000*	$5.84	$9.62	$9.63	$4.57	$7.10
Actual – Ending Balance	$1,047.40	$1,042.90	$1,043.40	$1,048.60	$1,045.50

Hypothetical Expenses per $1,000*	$5.76	$9.49	$9.49	$4.51	$7.00
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,015.37	$1,020.33	$1,017.85

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS FOCUS GROWTH FUND
Actual Expenses per $1,000*	$5.77	$9.52	$9.52	$4.52	$7.02
Actual – Ending Balance	$1,024.40	$1,020.30	$1,020.90	$1,026.30	$1,023.60

Hypothetical Expenses per $1,000*	$5.76	$9.49	$9.49	$4.51	$7.00
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,015.37	$1,020.33	$1,017.85

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000*	$7.58	$11.35	$11.35	$6.32	$8.84
Actual – Ending Balance	$1,037.70	$1,034.00	$1,034.10	$1,038.70	$1,037.20

Hypothetical Expenses per $1,000*	$7.50	$11.23	$11.23	$6.26	$8.75
Hypothetical – Ending Value	$1,017.36	$1,013.64	$1,013.64	$1,018.60	$1,016.12

Annualized expense ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$6.78	—	$10.52	$5.52	$8.03
Actual – Ending Balance	$1,024.20	—	$1,020.70	$1,024.60	$1,023.50

Hypothetical Expenses per $1,000*	$6.76	—	$10.49	$5.51	$8.00
Hypothetical – Ending Value	$1,018.10	—	$1,014.38	$1,019.34	$1,016.86

Annualized expense ratio(1)	1.35%	—	2.10%	1.10%	1.60%
CALAMOS MID CAP GROWTH FUND
Actual Expenses per $1,000*	$6.22	—	$9.93	$4.97	$7.45
Actual – Ending Balance	$1,005.90	—	$1,002.00	$1,006.20	$1,003.80

Hypothetical Expenses per $1,000*	$6.26	—	$9.99	$5.01	$7.50
Hypothetical – Ending Value	$1,018.60	—	$1,014.88	$1,019.84	$1,017.36

Annualized expense ratio(1)	1.25%	—	2.00%	1.00%	1.50%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$7.06	$10.82	$10.82	$5.80	$8.31
Actual – Ending Balance	$1,033.80	$1,029.60	$1,030.20	$1,034.90	$1,032.30

Hypothetical Expenses per $1,000*	$7.00	$10.74	$10.74	$5.76	$8.25
Hypothetical – Ending Value	$1,017.85	$1,014.13	$1,014.13	$1,019.09	$1,016.61

Annualized expense ratio(1)	1.40%	2.15%	2.15%	1.15%	1.65%

*	Expenses for all Fund Classes are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, International Growth Fund, Emerging Market Equity Fund, Global Equity Fund, and Total Return Bond Fund are adjusted to reflect fee waiver.

www.calamos.com	65

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2013 and held through April 30, 2014.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$7.98	$11.70	$11.69	$6.74	$9.22
Actual – Ending Balance	$1,011.10	$1,007.90	$1,007.10	$1,012.70	$1,009.90

Hypothetical Expenses per $1,000*	$8.00	$11.73	$11.73	$6.76	$9.25
Hypothetical – Ending Value	$1,016.86	$1,013.14	$1,013.14	$1,018.10	$1,015.62

Annualized expense ratio	1.60%	2.35%	2.35%	1.35%	1.85%
CALAMOS EMERGING MARKET EQUITY FUND†
Actual Expenses per $1,000*	$5.77	—	$8.23	$4.94	$6.59
Actual – Ending Balance	$988.00	—	$985.00	$988.00	$987.00

Hypothetical Expenses per $1,000*	$5.83	—	$8.32	$5.00	$6.66
Hypothetical – Ending Value	$1,010.77	—	$1,008.29	$1,011.60	$1,009.95

Annualized expense ratio(1)	1.75%	—	2.50%	1.50%	2.00%
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.11	$10.84	$10.84	$5.86	$8.35
Actual – Ending Balance	$1,019.20	$1,015.30	$1,015.30	$1,020.40	$1,017.70

Hypothetical Expenses per $1,000*	$7.10	$10.84	$10.84	$5.86	$8.35
Hypothetical – Ending Value	$1,017.75	$1,014.03	$1,014.03	$1,018.99	$1,016.51

Annualized expense ratio(1)	1.42%	2.17%	2.17%	1.17%	1.67%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.56	$6.92	$9.33	$4.30	$6.82
Actual – Ending Balance	$1,038.90	$1,037.30	$1,034.70	$1,040.20	$1,037.60

Hypothetical Expenses per $1,000*	$5.51	$6.85	$9.25	$4.26	$6.76
Hypothetical – Ending Value	$1,019.34	$1,018.00	$1,015.62	$1,020.58	$1,018.10

Annualized expense ratio	1.10%	1.37%	1.85%	0.85%	1.35%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.26	$11.02	$11.02	$6.00	$8.52
Actual – Ending Balance	$1,033.30	$1,029.40	$1,028.90	$1,034.80	$1,032.80

Hypothetical Expenses per $1,000*	$7.20	$10.94	$10.94	$5.96	$8.45
Hypothetical – Ending Value	$1,017.65	$1,013.93	$1,013.93	$1,018.89	$1,016.41

Annualized expense ratio	1.44%	2.19%	2.19%	1.19%	1.69%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.62	$9.40	$9.40	$4.36	$6.89
Actual – Ending Balance	$1,043.30	$1,039.20	$1,038.80	$1,044.00	$1,042.10

Hypothetical Expenses per $1,000*	$5.56	$9.30	$9.30	$4.31	$6.80
Hypothetical – Ending Value	$1,019.29	$1,015.57	$1,015.57	$1,020.53	$1,018.05

Annualized expense ratio	1.11%	1.86%	1.86%	0.86%	1.36%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.56	$8.31	$8.30	$3.31	$5.81
Actual – Ending Balance	$1,022.30	$1,018.50	$1,017.50	$1,022.50	$1,021.00

Hypothetical Expenses per $1,000*	$4.56	$8.30	$8.30	$3.31	$5.81
Hypothetical – Ending Value	$1,020.28	$1,016.56	$1,016.56	$1,021.52	$1,019.04

Annualized expense ratio(1)	0.91%	1.66%	1.66%	0.66%	1.16%

†	December 31, 2013 (commencement of operations) through April 30, 2014. Expenses for all Fund Classes of the Emerging Market Equity Fund are equal to the Fund’s annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 121/365.

*	Expenses for all Fund Classes except Emerging Market Equity Fund are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, International Growth Fund, Emerging Market Equity Fund, Global Equity Fund, and Total Return Bond Fund are adjusted to reflect fee waiver.

66	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2013 and held through April 30, 2014.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS HIGH INCOME FUND
Actual Expenses per $1,000*	$6.04	$9.83	$9.82	$4.77	$7.30
Actual – Ending Balance	$1,046.10	$1,043.00	$1,042.50	$1,047.30	$1,044.90

Hypothetical Expenses per $1,000*	$5.96	$9.69	$9.69	$4.71	$7.20
Hypothetical – Ending Value	$1,018.89	$1,015.17	$1,015.17	$1,020.13	$1,017.65

Annualized expense ratio	1.19%	1.94%	1.94%	0.94%	1.44%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$5.91	$9.64	$9.64	$4.66	$7.15
Actual – Ending Balance	$1,019.50	$1,014.70	$1,014.70	$1,020.20	$1,017.60

Hypothetical Expenses per $1,000*	$5.91	$9.65	$9.65	$4.66	$7.15
Hypothetical – Ending Value	$1,018.94	$1,015.67	$1,015.67	$1,020.18	$1,017.70

Annualized expense ratio(2)	1.18%	1.93%	1.93%	0.93%	1.43%
CALAMOS LONG/SHORT FUND
Actual Expenses per $1,000*	$11.04	—	$14.81	$9.93	$12.45
Actual – Ending Balance	$1,041.80	—	$1,038.80	$1,043.10	$1,041.00

Hypothetical Expenses per $1,000*	$10.89	—	$14.61	$9.79	$12.28
Hypothetical – Ending Value	$1,013.98	—	$1,011.41	$1,015.08	$1,012.60

Annualized expense ratio(2)	2.18%	—	2.93%	1.96%	2.46%

*	Expenses for all Fund Classes are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(2)	Includes 0.09% and 0.26% related to dividend expense on short positions for Market Neutral Income Fund and Long/Short Fund, respectively.

www.calamos.com	67

Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.0%)
		Consumer Discretionary (23.2%)
176,000		Amazon.com, Inc.#~	$53,526,880
269,000		BorgWarner, Inc.~	16,715,660
192,271	CHF	Compagnie Financière Richemont, SA	19,561,658
627,000		Conn’s, Inc.#	27,732,210
574,000		Deckers Outdoor Corp.#	45,317,300
461,000		Delphi Automotive, PLC	30,813,240
438,000		Fossil Group, Inc.#	46,712,700
289,000		Harley-Davidson, Inc.	21,368,660
464,000		Home Depot, Inc.	36,892,640
759,000		Las Vegas Sands Corp.	60,059,670
282,000		Lear Corp.	23,422,920
500,000		Melco Crown Entertainment, Ltd.	17,090,000
756,000		Michael Kors Holdings, Ltd.#	68,947,200
145,000		Mohawk Industries, Inc.#	19,199,450
1,242,438	EUR	Moncler, S.p.A.#	21,877,749
197,000	ZAR	Naspers, Ltd. - N Shares	18,616,357
350,000		Nike, Inc. - Class B	25,532,500
325,000	DKK	Pandora, A/S	21,908,424
133,000		Polaris Industries, Inc.	17,865,890
80,400		Priceline Group, Inc.#~	93,083,100
342,000		PVH Corp.	42,944,940
17,300,000		Sirius XM Holdings, Inc.#	55,187,000
280,000		Starbucks Corp.	19,773,600
195,000		Whirlpool Corp.~	29,909,100
630,000		Williams-Sonoma, Inc.~	39,576,600

			873,635,448

		Consumer Staples (2.1%)
570,000		Coca-Cola Company~	23,250,300
577,000		Mondelez International, Inc.	20,570,050
533,000		WhiteWave Foods Company#	14,758,770
395,000		Whole Foods Market, Inc.~	19,631,500

			78,210,620

		Energy (6.5%)
364,000		Antero Resources Corp.#	23,903,880
612,000		Continental Resources, Inc.#	84,774,240
617,750		EOG Resources, Inc.	60,539,500
735,000		Schlumberger, Ltd.	74,639,250

			243,856,870

		Financials (7.5%)
438,000		Arthur J. Gallagher & Company	19,718,760
1,239,000		Blackstone Group, LP~	36,587,670
1,278,000		Citigroup, Inc.	61,228,980
632,000		First Republic Bank	32,080,320
400,000		JPMorgan Chase & Company~	22,392,000
284,000		State Street Corp.	18,335,040

NUMBER OF SHARES			VALUE
155,000		SVB Financial Group#	$16,536,950
237,000		T. Rowe Price Group, Inc.~	19,464,810
451,000		Wells Fargo & Company	22,387,640
2,964,000		WisdomTree Investments, Inc.#~	33,463,560

			282,195,730

		Health Care (14.5%)
354,000		Align Technology, Inc.#~	17,838,060
102,700		Biogen Idec, Inc.#~	29,487,224
395,000		Celgene Corp.#	58,068,950
2,138,000		Cerner Corp.#~	109,679,400
1,227,000		Gilead Sciences, Inc.#~	96,307,230
346,000		Illumina, Inc.#	47,004,100
331,000		Insulet Corp.#	12,455,530
338,000		Jazz Pharmaceuticals, PLC#	45,596,200
300,000		Medidata Solutions, Inc.#	10,893,000
370,000		Mylan, Inc.#	18,788,600
257,000		Regeneron Pharmaceuticals, Inc.#	76,300,730
225,000		Zimmer Holdings, Inc.	21,780,000

			544,199,024

		Industrials (14.0%)
557,000		B/E Aerospace, Inc.#~	48,887,890
158,000		Boeing Company~	20,385,160
1,240,000		Chicago Bridge & Iron Company, NV~	99,286,800
132,000		Cummins, Inc.	19,912,200
993,000		Eaton Corp., PLC	72,131,520
719,000		Fortune Brands Home & Security, Inc.	28,652,150
510,000		Jacobs Engineering Group, Inc.#	29,427,000
155,000		Proto Labs, Inc.#	9,383,700
338,000		Rockwell Automation, Inc.	40,282,840
720,000		Spirit Airlines, Inc.#	40,924,800
471,000		Terex Corp.	20,389,590
303,000		Union Pacific Corp.	57,700,290
340,000		United Technologies Corp.	40,232,200

			527,596,140

		Information Technology (30.6%)
438,000		Accenture, PLC - Class A	35,136,360
385,000		Apple, Inc.~	227,184,650
766,000		eBay, Inc.#	39,701,780
1,908,000		Facebook, Inc.#	114,060,240
191,600		Google, Inc. - Class A#	102,483,008
191,600		Google, Inc. - Class C#	100,908,056
454,000		LinkedIn Corp. - Class A#	69,675,380
1,154,000		MasterCard, Inc. - Class A	84,876,700
1,361,000	TWD	MediaTek, Inc.	21,326,868
276,000		Palo Alto Networks, Inc.#	17,548,080
322,000		QUALCOMM, Inc.	25,344,620

68	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
735,000		Salesforce.com, Inc.#	$37,962,750
280,000		SanDisk Corp.	23,791,600
447,000		ServiceNow, Inc.#	22,224,840
717,000		Solarwinds, Inc.#	28,909,440
943,000		Splunk, Inc.#	51,459,510
1,323,000		Taiwan Semiconductor Manufacturing Company, Ltd.#	26,592,300
395,000	HKD	Tencent Holdings, Ltd.	24,869,178
435,000		VMware, Inc. - Class A#	40,241,850
475,000		Workday, Inc.#	34,708,250
568,000		Yahoo!, Inc.#	20,419,600

			1,149,425,060

		Materials (0.6%)
242,000		Eastman Chemical Company	21,095,140

		TOTAL COMMON STOCKS (Cost $2,707,483,990)	3,720,214,032

SHORT TERM INVESTMENT (1.1%)
40,521,522		Fidelity Prime Money Market Fund -Institutional Class (Cost $40,521,522)	40,521,522

TOTAL INVESTMENTS (100.1%) (Cost $2,748,005,512)			3,760,735,554

LIABILITIES, LESS OTHER ASSETS (-0.1%)			(2,639,681)

NET ASSETS (100.0%)			$3,758,095,873

NUMBER OF CONTRACTS			VALUE
WRITTEN OPTIONS (-0.2%)#
		Consumer Discretionary (0.0%)
2,202		Sirius XM Holdings, Inc. Call, 06/21/14, Strike $4.00	(3,303)

		Information Technology (-0.2%)
6,000		Yelp, Inc. Put, 05/02/14, Strike $70.00	(7,500,000)

		TOTAL WRITTEN OPTIONS (Premium $2,457,903)	(7,503,303)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Goldman Sachs & Co.	Danish Krone	07/17/14	105,957,000	$19,701,271	$18,758
Brown Brothers Harriman + Co	European Monetary Unit	07/17/14	14,990,000	20,792,862	21,188
Citibank N.A.	Hong Kong Dollar	07/17/14	199,350,000	25,717,004	1,522
Northern Trust Company	New Taiwan Dollar	07/17/14	1,362,737,000	45,213,337	120,562
Citibank N.A.	South African Rand	07/17/14	217,863,000	20,466,092	20,031
Northern Trust Company	Swiss Franc	07/17/14	15,449,000	17,563,982	97,973

					$280,034

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Barclays Bank plc	South African Rand	07/17/14	16,425,000	$1,542,968	$(1,261)

					$(1,261)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $31,288,110.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
HKD	Hong Kong Dollar
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	69

Opportunistic Value Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (96.9%)
		Consumer Discretionary (14.6%)
1,610		Amazon.com, Inc.#	$489,649
38,725		Carter’s, Inc.~	2,852,484
30,100		CBS Corp. - Class B	1,738,576
56,730		Mattel, Inc.	2,224,667
42,935		Nike, Inc. - Class B	3,132,108
63,855		Sotheby’s	2,685,741
42,315		Time Warner, Inc.	2,812,255

			15,935,480

		Consumer Staples (10.4%)
40,500	GBP	Diageo, PLC	1,240,912
16,700		Diageo, PLC	2,050,426
42,850		Procter & Gamble Company	3,537,268
78,125		WhiteWave Foods Company#	2,163,281
46,800		Whole Foods Market, Inc.	2,325,960

			11,317,847

		Energy (14.5%)
15,980		Anadarko Petroleum Corp.	1,582,340
30,070		Chevron Corp.	3,774,386
41,400		Exxon Mobil Corp.~	4,239,774
15,555		National Oilwell Varco, Inc.	1,221,534
78,700		Plains GP Holdings, LP - Class A	2,169,759
79,805		Seadrill, Ltd.	2,810,732

			15,798,525

		Financials (26.6%)
36,265		American International Group, Inc.	1,926,759
25,521		Berkshire Hathaway, Inc. - Class B#~	3,288,381
53,305		Citigroup, Inc.~	2,553,843
135,000		Fortress Investment Group, LLC - Class A	965,250
17,155		Goldman Sachs Group, Inc.	2,741,712
58,855		JPMorgan Chase & Company	3,294,703
77,950		KKR & Co., LP	1,770,244
25,100		Prudential Financial, Inc.	2,025,068
276,400		Royal Bank of Scotland Group, PLC#	2,808,224
25,415		US Bancorp	1,036,424
61,750		Wells Fargo & Company	3,065,270
121,935		Zions Bancorporation	3,526,360

			29,002,238

		Health Care (7.2%)
37,010		Covidien, PLC	2,636,962
48,925		Merck & Company, Inc.	2,865,048
75,721		Pfizer, Inc.	2,368,553

			7,870,563

NUMBER OF SHARES		VALUE

	Industrials (14.9%)
16,900	Boeing Company	$2,180,438
119,620	General Electric Company	3,216,582
64,500	Navistar International Corp.#	2,446,485
36,735	Raytheon Company	3,507,458
27,995	Stanley Black & Decker, Inc.	2,404,490
67,180	Xylem, Inc.	2,525,296

		16,280,749

	Information Technology (4.5%)
2,800	Google, Inc. - Class C#	1,474,648
127,430	Intel Corp.	3,401,107

		4,875,755

	Materials (4.2%)
44,445	Avery Dennison Corp.	2,162,694
70,340	Freeport-McMoRan Copper & Gold, Inc.	2,417,586

		4,580,280

	TOTAL COMMON STOCKS (Cost $96,605,740)	105,661,437

WARRANT (0.9%)#
	Financials (0.9%)
175,000	Zions Bancorporation 05/22/20, Strike $36.00 (Cost $1,132,678)	959,000

SHORT TERM INVESTMENT (4.0%)
4,372,154	Fidelity Prime Money Market Fund - Institutional Class (Cost $4,372,154)	4,372,154

TOTAL INVESTMENTS (101.8%) (Cost $102,110,572)		110,992,591

LIABILITIES, LESS OTHER ASSETS (-1.8%)		(2,013,079)

NET ASSETS (100.0%)		$108,979,512

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.1%)#
	Consumer Discretionary (-0.1%)
75	Amazon.com, Inc. Put, 05/02/14, Strike $302.50	(21,300)
300	Nike, Inc. Put, 05/02/14, Strike $73.00	(12,750)

		(34,050)

	Consumer Staples (0.0%)
445	Whole Foods Market, Inc. Put, 05/02/14, Strike $49.00	(6,897)

70	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF CONTRACTS		VALUE

	Financials (0.0%)
135	Goldman Sachs Group, Inc. Put, 05/02/14, Strike $160.00	$(13,703)

	Information Technology (0.0%)
40	Google, Inc. Put, 05/02/14, Strike $530.00	(9,800)
540	Microsoft Corp. Put, 05/02/14, Strike $40.50	(16,740)

		(26,540)

	TOTAL WRITTEN OPTIONS (Premium $97,653)	(81,190)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $559,537.

FOREIGN CURRENCY ABBREVIATION

GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	71

Focus Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (95.1%)
	Consumer Discretionary (21.2%)
18,300	BorgWarner, Inc.	$1,137,162
17,540	Deckers Outdoor Corp.#	1,384,783
20,560	Fossil Group, Inc.#	2,192,724
16,250	Home Depot, Inc.	1,292,037
22,900	Michael Kors Holdings, Ltd.#	2,088,480
23,300	Nike, Inc. - Class B	1,699,735
1,885	Priceline Group, Inc.#	2,182,359
18,200	PVH Corp.	2,285,374
12,400	Starbucks Corp.~	875,688

		15,138,342

	Consumer Staples (1.3%)
23,450	Coca-Cola Company~	956,526

	Energy (5.5%)
14,800	Continental Resources, Inc.#	2,050,096
18,700	Schlumberger, Ltd.	1,898,985

		3,949,081

	Financials (8.4%)
50,200	Blackstone Group, LP	1,482,406
38,050	Citigroup, Inc.	1,822,976
26,000	Franklin Resources, Inc.	1,361,100
23,700	JPMorgan Chase & Company	1,326,726

		5,993,208

	Health Care (13.0%)
41,800	Cerner Corp.#	2,144,340
28,500	Gilead Sciences, Inc.#	2,236,965
11,000	Illumina, Inc.#	1,494,350
32,950	Insulet Corp.#	1,239,908
28,500	Medidata Solutions, Inc.#	1,034,835
3,900	Regeneron Pharmaceuticals, Inc.#	1,157,871

		9,308,269

	Industrials (13.7%)
31,850	Chicago Bridge & Iron Company, NV	2,550,229
31,450	Eaton Corp., PLC	2,284,528
11,900	Rockwell Automation, Inc.	1,418,242
9,000	Union Pacific Corp.	1,713,870
15,600	United Technologies Corp.	1,845,948

		9,812,817

	Information Technology (32.0%)
8,700	Apple, Inc.~	5,133,783
57,750	Facebook, Inc.#	3,452,295
3,725	Google, Inc. - Class A#	1,992,428
3,725	Google, Inc. - Class C#	1,961,808
9,300	LinkedIn Corp. - Class A#	1,427,271
25,550	MasterCard, Inc. - Class A	1,879,203

NUMBER OF SHARES			VALUE

83,000	TWD	MediaTek, Inc.	$1,300,610
18,200		ServiceNow, Inc.#	904,904
26,400		Splunk, Inc.#	1,440,648
24,500	HKD	Tencent Holdings, Ltd.	1,542,519
19,800		VMware, Inc. - Class A#	1,831,698

			22,867,167

		TOTAL COMMON STOCKS (Cost $55,145,349)	68,025,410

SHORT TERM INVESTMENT (7.1%)
5,042,767		Fidelity Prime Money Market Fund - Institutional Class (Cost $5,042,767)	5,042,767

TOTAL INVESTMENTS (102.2%) (Cost $60,188,116)			73,068,177

LIABILITIES, LESS OTHER ASSETS (-2.2%)			(1,562,991)

NET ASSETS (100.0%)			$71,505,186

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	Hong Kong Dollar	07/17/14	12,365,000	$1,595,138	$94
Northern Trust Company	New Taiwan Dollar	07/17/14	36,651,000	1,216,019	3,243

					$3,337

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $647,176.

FOREIGN CURRENCY ABBREVIATIONS

HKD	Hong Kong Dollar
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

72	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Discovery Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (95.3%)
	Consumer Discretionary (18.4%)
12,300	AMC Networks, Inc.#~	$807,741
22,500	Home Inns & Hotels Management, Inc.#	639,450
12,700	HomeAway, Inc.#	414,274
18,075	IMAX Corp.#	463,443
60,200	Jamba, Inc.#	665,812
15,000	Kirkland’s, Inc.#	256,650
41,800	LKQ Corp.#	1,217,216
8,500	Monro Muffler Brake, Inc.	479,400
21,550	Multimedia Games Holding Company, Inc.#	629,260
14,300	Nexstar Broadcasting Group, Inc.	569,855
43,100	Orient-Express Hotels, Ltd.#	564,610
7,300	Red Robin Gourmet Burgers, Inc.#	496,254
18,300	Sotheby’s	769,698
15,200	Vitamin Shoppe, Inc.#	727,776

		8,701,439

	Energy (5.3%)
11,800	C&J Energy Services, Inc.#	354,708
6,200	Carrizo Oil & Gas, Inc.#	341,124
4,000	Dril-Quip, Inc.#	452,480
8,400	Green Plains Renewable Energy, Inc.	251,160
51,900	Key Energy Services, Inc.#	521,076
12,400	Patterson-UTI Energy, Inc.	403,372
5,200	Ultra Petroleum Corp.#	154,960

		2,478,880

	Financials (8.1%)
7,875	CBOE Holdings, Inc.~	420,210
4,900	City National Corp.	355,593
11,100	Evercore Partners, Inc.	593,073
39,500	FXCM, Inc.	611,460
90,000	MGIC Investment Corp.#	774,000
12,200	Portfolio Recovery Associates, Inc.#	697,230
14,400	PrivateBancorp, Inc.	397,008

		3,848,574

	Health Care (19.5%)
24,600	Acadia Healthcare Company, Inc.#~	1,033,692
15,800	Alkermes, PLC#	730,908
27,700	Allscripts Healthcare Solutions, Inc.#~	421,594
6,400	BioMarin Pharmaceutical, Inc.#~	372,672
38,400	Endologix, Inc.#	486,912
20,800	Envision Healthcare Holdings, Inc.#	702,832
18,100	Globus Medical, Inc.#	442,002
20,500	HMS Holdings Corp.#	331,485
14,900	ICON, PLC#	577,673

NUMBER OF SHARES		VALUE
4,100	Isis Pharmaceuticals, Inc.#	$109,101
5,200	Jazz Pharmaceuticals, PLC#	701,480
16,300	Medidata Solutions, Inc.#	591,853
8,700	MEDNAX, Inc.#	515,475
17,800	Molina Healthcare, Inc.#	665,720
13,300	NPS Pharmaceuticals, Inc.#	354,046
29,900	Spectranetics Corp.#	635,674
33,000	Staar Surgical Company#	561,330

		9,234,449

	Industrials (19.7%)
14,900	AO Smith Corp.	696,724
6,800	Armstrong World Industries, Inc.#~	357,408
9,700	B/E Aerospace, Inc.#~	851,369
16,300	Fortune Brands Home & Security, Inc.	649,555
9,500	HEICO Corp.	525,540
7,700	Huron Consulting Group, Inc.#	548,240
5,900	Manpowergroup, Inc.	479,906
6,700	Power Solutions International, Inc.#	554,425
29,100	Quanta Services, Inc.#	1,026,648
24,500	Roadrunner Transportation Systems, Inc.#	603,435
4,700	Towers Watson & Co.	527,434
29,600	TrueBlue, Inc.#	791,800
8,225	United Rentals, Inc.#	771,752
4,200	WABCO Holdings, Inc.#	449,442
22,300	Wesco Aircraft Holdings, Inc.#	451,798

		9,285,476

	Information Technology (21.3%)
29,400	Ciena Corp.#	581,238
18,700	Control4 Corp.#	330,242
10,400	Diodes, Inc.#	274,248
4,625	Equinix, Inc.#	868,621
23,400	FleetMatics Group, PLC#	702,702
17,800	Hollysys Automation Technologies, Ltd.#	381,098
62,700	Infinera Corp.#	561,792
25,800	Infoblox, Inc.#	506,196
16,700	Inphi Corp.#~	246,993
34,900	InterXion Holding, NV#	902,165
24,100	Jabil Circuit, Inc.	415,966
49,700	JDS Uniphase Corp.#	629,699
16,000	MaxLinear, Inc.#	125,920
5,200	Palo Alto Networks, Inc.#	330,616
4,900	Power Integrations, Inc.	231,427
19,700	QLIK Technologies, Inc.#	433,006
25,400	Rubicon Technology, Inc.#	257,302
27,100	SunEdison, Inc.#	521,133
26,100	Synchronoss Technologies, Inc.#	794,484

See accompanying Notes to Schedule of Investments	www.calamos.com	73

Discovery Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
29,550	VeriFone Systems, Inc.#	$988,152

		10,083,000

	Materials (3.0%)
26,100	Horsehead Holding Corp.#	406,899
11,800	PolyOne Corp.	442,146
36,600	Stillwater Mining Company#	577,548

		1,426,593

	TOTAL COMMON STOCKS (Cost $44,879,593)	45,058,411

SHORT TERM INVESTMENT (4.9%)
2,320,947	Fidelity Prime Money Market Fund - Institutional Class (Cost $2,320,947)	2,320,947

TOTAL INVESTMENTS (100.2%) (Cost $47,200,540)		47,379,358

LIABILITIES, LESS OTHER ASSETS (-0.2%)		(104,404)

NET ASSETS (100.0%)		$47,274,954

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $572,550.

74	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Dividend Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
PREFERRED STOCKS (1.6%)
	Financials (1.6%)
4,700	First Republic Bank 6.700%	$120,508
17,446	KKR Financial Holdings, LLC 8.375%	491,628

		612,136

	TOTAL PREFERRED STOCKS (Cost $612,773)	612,136

COMMON STOCKS (85.5%)
	Consumer Discretionary (7.0%)
24,040	Mattel, Inc.	942,729
17,200	Meredith Corp.	758,004
13,835	Time Warner, Inc.	919,474

		2,620,207

	Consumer Staples (3.8%)
5,815	Diageo, PLC	713,966
8,735	Procter & Gamble Company	721,074

		1,435,040

	Energy (19.1%)
6,400	Chevron Corp.~	803,328
15,470	Enterprise Products Partners, LP~	1,131,321
8,495	Exxon Mobil Corp.	869,973
36,800	Kinder Morgan, Inc.	1,201,888
11,510	Plains All American Pipeline, LP	642,258
25,700	Plains GP Holdings, LP - Class A	708,549
34,505	Seadrill, Ltd.	1,215,266
11,700	Williams Partners, LP~	603,486

		7,176,069

	Financials (27.0%)
22,300	Blackstone Group, LP~	658,519
56,130	Colony Financial, Inc.~	1,220,828
170,500	Fortress Investment Group, LLC - Class A	1,219,075
187,730	Hersha Hospitality Trust	1,090,711
16,985	JPMorgan Chase & Company	950,820
64,375	Medical Properties Trust, Inc.	869,063
22,580	Oaktree Capital Group, LLC	1,196,740
11,580	Prudential Financial, Inc.	934,274
43,240	Senior Housing Properties Trust	1,014,843
11,880	US Bancorp	484,466
10,361	Wells Fargo & Company	514,320

		10,153,659

	Health Care (5.8%)
4,955	Johnson & Johnson	501,892
14,765	Merck & Company, Inc.	864,639

NUMBER OF SHARES		VALUE
25,294	Pfizer, Inc.	$791,196

		2,157,727

	Industrials (7.5%)
33,560	General Electric Company	902,429
6,575	Raytheon Company	627,781
8,735	Stanley Black & Decker, Inc.	750,249
14,675	Xylem, Inc.	551,633

		2,832,092

	Information Technology (5.3%)
38,975	Intel Corp.	1,040,243
46,650	Symantec Corp.	946,062

		1,986,305

	Materials (5.7%)
19,265	Avery Dennison Corp.	937,435
34,955	Freeport-McMoRan Copper & Gold, Inc.	1,201,403

		2,138,838

	Telecommunication Services (4.3%)
11,360	AT&T, Inc.~	405,552
25,984	Verizon Communications, Inc.	1,214,232

		1,619,784

	TOTAL COMMON STOCKS (Cost $30,561,367)	32,119,721

WARRANT (0.8%)#
	Financials (0.8%)
57,200	Zions Bancorporation 05/22/20, Strike $36.476 (Cost $370,248)	313,456

SHORT TERM INVESTMENT (2.1%)
798,361	Fidelity Prime Money Market Fund - Institutional Class (Cost $798,361)	798,361

TOTAL INVESTMENTS (90.0%) (Cost $32,342,749)		33,843,674

OTHER ASSETS, LESS LIABILITIES (10.0%)		3,745,971

NET ASSETS (100.0%)		$37,589,645

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.1%)#
	Consumer Discretionary (-0.1%)
25	Amazon.com, Inc. Put, 05/02/14, Strike $302.50	(7,100)
100	Nike, Inc. Put, 05/02/14, Strike $73.00	(4,250)

		(11,350)

See accompanying Notes to Schedule of Investments	www.calamos.com	75

Dividend Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF CONTRACTS		VALUE

	Consumer Staples (0.0%)
150	Whole Foods Market, Inc. Put, 05/02/14, Strike $49.00	$(2,325)

	Financials (0.0%)
45	Goldman Sachs Group, Inc. Put, 05/02/14, Strike $160.00	(4,568)

	Information Technology (0.0%)
15	Google, Inc. Put, 05/02/14, Strike $530.00	(3,675)
185	Microsoft Corp. Put, 05/02/14, Strike $40.50	(5,735)

		(9,410)

	TOTAL WRITTEN OPTIONS (Premium $33,296)	(27,653)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $446,145.

#	Non-income producing security.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

76	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Mid Cap Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (96.6%)
		Consumer Discretionary (23.3%)
700		AutoZone, Inc.#~	$373,723
12,200		Conn’s, Inc.#	539,606
19,000		Deckers Outdoor Corp.#	1,500,050
8,800		Delphi Automotive, PLC	588,192
4,450		Discovery Communications, Inc.#	337,755
8,900		Fossil Group, Inc.#	949,185
4,100		Lear Corp.	340,546
17,900		Melco Crown Entertainment, Ltd.	611,822
8,200		Michael Kors Holdings, Ltd.#~	747,840
2,300		Mohawk Industries, Inc.#	304,543
11,500	EUR	Moncler, S.p.A.#	202,500
3,700	DKK	Pandora, A/S	249,419
2,350		Panera Bread Company - Class A#~	359,479
8,268		Potbelly Corp.#	140,556
8,000		PVH Corp.	1,004,560
4,250		Scripps Networks Interactive, Inc. - Class A	319,048
149,600		Sirius XM Holdings, Inc.#	477,224
4,800		Whirlpool Corp.~	736,224
14,100		Williams-Sonoma, Inc.	885,762

			10,668,034

		Consumer Staples (3.0%)
5,500		Kroger Co.	253,220
5,400		Lorillard, Inc.	320,868
17,100		WhiteWave Foods Company#	473,499
6,500		Whole Foods Market, Inc.	323,050

			1,370,637

		Energy (6.8%)
7,500		Antero Resources Corp.#~	492,525
5,600		Baker Hughes, Inc.~	391,440
11,300		Bonanza Creek Energy, Inc.#	549,406
2,000		Cimarex Energy Company	238,240
5,100		Continental Resources, Inc.#	706,452
6,100		Dresser-Rand Group, Inc.#	368,684
8,300		Oasis Petroleum, Inc.#	386,033

			3,132,780

		Financials (9.3%)
1,750		Affiliated Managers Group, Inc.#~	346,850
10,400		Arthur J. Gallagher & Company	468,208
13,600		Blackstone Group, LP	401,608
13,200		First Republic Bank	670,032
1,150		IntercontinentalExchange Group, Inc.	235,106
53,000		MGIC Investment Corp.#	455,800
15,733		Och-Ziff Capital Management Group, LLC - Class A#	188,639

NUMBER OF SHARES			VALUE
5,100		State Street Corp.	$329,256
2,850		SVB Financial Group#	304,066
4,100		T. Rowe Price Group, Inc.	336,733
47,900		WisdomTree Investments, Inc.#	540,791

			4,277,089

		Health Care (15.6%)
6,300		Align Technology, Inc.#~	317,457
29,600		Cerner Corp.#	1,518,480
17,500		Foundation Medicine, Inc.#	510,300
6,700		Illumina, Inc.#	910,195
14,200		Insulet Corp.#	534,346
3,500		Jazz Pharmaceuticals, PLC#	472,150
18,400		Medidata Solutions, Inc.#	668,104
9,000		Mylan, Inc.#	457,020
3,175		Regeneron Pharmaceuticals, Inc.#	942,626
19,500		XenoPort, Inc.#	79,170
7,725		Zimmer Holdings, Inc.	747,780

			7,157,628

		Industrials (16.4%)
8,100		B/E Aerospace, Inc.#~	710,937
16,900		Chicago Bridge & Iron Company, NV	1,353,183
2,400		Cummins, Inc.	362,040
4,200		Dover Corp.	362,880
16,500		Fortune Brands Home & Security, Inc.~	657,525
4,900		IHS, Inc. - Class A#	591,087
11,700		Jacobs Engineering Group, Inc.#	675,090
6,000		Manpowergroup, Inc.	488,040
5,700		MSC Industrial Direct Company, Inc. - Class A	519,042
5,550		Proto Labs, Inc.#	335,997
4,700		Rockwell Automation, Inc.	560,146
9,800		Spirit Airlines, Inc.#	557,032
8,200		Terex Corp.	354,978

			7,527,977

		Information Technology (19.5%)
16,000		Ambarella, Inc.#	397,600
5,700		Cree, Inc.#	268,869
26,400		FleetMatics Group, PLC#	792,792
18,100		Hollysys Automation Technologies, Ltd.#	387,521
31,400		InvenSense, Inc.#	676,042
9,100		LinkedIn Corp. - Class A#	1,396,577
35,000	TWD	MediaTek, Inc.	548,450
3,500		Palo Alto Networks, Inc.#	222,530
5,100		SanDisk Corp.	433,347
12,850		ServiceNow, Inc.#	638,902
16,800		Solarwinds, Inc.#	677,376

See accompanying Notes to Schedule of Investments	www.calamos.com	77

Mid Cap Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
15,000	Splunk, Inc.#	$818,550
6,000	SPS Commerce, Inc.#	310,800
10,100	Synaptics, Inc.#	627,715
6,000	Vantiv, Inc. - Class A#	184,500
7,700	Workday, Inc.#	562,639

		8,944,210

	Materials (2.7%)
5,750	Eastman Chemical Company	501,228
7,800	KapStone Paper and Packaging Corp.#	205,764
5,000	Packaging Corp. of America	333,150
7,200	RTI International Metals, Inc.#	202,752

		1,242,894

	TOTAL COMMON STOCKS (Cost $45,205,335)	44,321,249

SHORT TERM INVESTMENT (3.2%)
1,486,199	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,486,199)	1,486,199

TOTAL INVESTMENTS (99.8%) (Cost $46,691,534)		45,807,448

OTHER ASSETS, LESS LIABILITIES (0.2%)		90,731

NET ASSETS (100.0%)		$45,898,179

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.2%)#
	Consumer Discretionary (0.0%)
13	Sirius XM Holdings, Inc. Call, 06/21/14, Strike $4.00	(20)

	Information Technology (-0.2%)
65	Yelp, Inc. Put, 05/02/14, Strike $70.00	(81,250)

	TOTAL WRITTEN OPTIONS (Premium $26,449)	(81,270)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Goldman Sachs Capital Markets LP	Danish Krone	07/17/14	1,206,000	$224,239	$213
Brown Brothers Harriman & Company	European Monetary Unit	07/17/14	142,000	196,970	201
Northern Trust Company	New Taiwan Dollar	07/17/14	15,455,000	512,771	1,368

					$1,782

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $633,391.

FOREIGN CURRENCY ABBREVIATIONS

DKK	Danish Krone
EUR	European Monetary Unit
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

78	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (96.0%)
		Consumer Discretionary (23.9%)
89,000	GBP	ASOS, PLC#	$6,449,583
242,000	CHF	Compagnie Financière Richemont, SA	24,621,088
1,140,000	GBP	Crest Nicholson Holdings, PLC	6,709,285
85,000		Delphi Automotive, PLC	5,681,400
51,000	KRW	Hyundai Motor Company	11,371,293
245,000		Melco Crown Entertainment, Ltd.	8,374,100
3,500,000	HKD	MGM China Holdings, Ltd.	12,229,649
148,000		Michael Kors Holdings, Ltd.#~	13,497,600
654,669	EUR	Moncler, S.p.A.#	11,527,886
173,000	ZAR	Naspers, Ltd. - N Shares	16,348,375
168,000		New Oriental Education & Technology Group, Inc.	4,065,600
341,000	DKK	Pandora, A/S	22,986,992
295,000	GBP	Persimmon, PLC#	6,546,639
670,000	JPY	Rakuten, Inc.	8,693,669
26,800	CHF	Swatch Group, AG	17,233,471
3,000,000	GBP	Thomas Cook Group, PLC#	8,868,300
32,000	EUR	Valeo, SA	4,394,536
895,000	GBP	WPP, PLC	19,297,628

			208,897,094

		Consumer Staples (2.6%)
330,000	JPY	Asahi Group Holdings, Ltd.	9,118,820
335,000	JPY	Seven & I Holdings Company, Ltd.	13,217,846

			22,336,666

		Energy (4.1%)
251,000		Schlumberger, Ltd.~	25,489,050
205,000	CAD	Tourmaline Oil Corp.#	10,614,251

			36,103,301

		Financials (13.1%)
3,025,400	HKD	AIA Group, Ltd.	14,714,319
288,000	EUR	Azimut Holding, S.p.A	8,990,720
1,270,000	GBP	Countrywide, PLC	12,683,339
563,000	CHF	Credit Suisse Group, AG#	17,848,584
838,000	JPY	Daiwa Securities Group, Inc.	6,283,694
485,000	SGD	DBS Group Holdings, Ltd.	6,570,377
325,000	CHF	GAM Holding, Ltd.#	5,919,264
675,000	MXN	Grupo Financiero Banorte, SAB de CV	4,483,060
2,315,000	GBP	Henderson Group, PLC	9,835,450
870,000	GBP	HSBC Holdings, PLC	8,889,328
1,100,000	PHP	Metropolitan Bank & Trust Co.	2,094,953
157,958	GBP	Schroders, PLC	6,831,045
179,000	SEK	Svenska Handelsbanken, AB - A Shares	9,003,693

			114,147,826

NUMBER OF SHARES			VALUE

		Health Care (7.7%)
98,000	AUD	CSL, Ltd.	$6,247,534
477,000	INR	Glenmark Pharmaceuticals, Ltd.	4,783,523
390,000	INR	Lupin, Ltd.	6,399,783
719,320	DKK	Novo Nordisk, A/S - Class B	32,647,071
160,400	JPY	Sawai Pharmaceutical Company, Ltd.	9,926,908
120,000	GBP	Shire, PLC	6,863,036

			66,867,855

		Industrials (16.8%)
546,000	CHF	ABB, Ltd.#	$13,145,547
60,000	CHF	Adecco, SA#	5,037,123
125,000	EUR	Airbus Group, NV	8,592,515
220,400		Chicago Bridge & Iron Company, NV~	17,647,428
123,600		Eaton Corp., PLC	8,978,304
39,778	ILS	Elbit Systems, Ltd.	2,348,112
97,000	JPY	FANUC Corp.	17,502,283
5,958	CHF	Georg Fischer, AG#	4,726,515
3,100,000	GBP	Hays, PLC	7,908,720
590,000	HKD	Hutchison Whampoa, Ltd.	8,094,506
971,000	GBP	International Consolidated Airlines Group, SA#	6,640,696
245,172	GBP	Kentz Corp., Ltd.	2,987,340
496,000	EUR	Koninklijke Philips, NV	15,878,535
154,000	JPY	Nidec Corp.	8,706,466
201,250	EUR	Safran, SA	13,544,565
90,000	EUR	Teleperformance	5,161,711

			146,900,366

		Information Technology (23.8%)
243,500		Accenture, PLC - Class A	19,533,570
7,000,000	TWD	Advanced Semiconductor Engineering, Inc.	8,151,236
120,000		Avago Technologies, Ltd.	7,620,000
74,000	CAD	Constellation Software, Inc.	16,389,307
431,000	EUR	Dialog Semiconductor, PLC#	10,918,246
1,465,000	SEK	LM Ericsson Telephone Company	17,665,641
1,193,000	TWD	MediaTek, Inc.	18,694,308
120,000		Nice-Systems, Ltd.~	5,184,000
165,500	EUR	SAP, AG	13,376,877
199,000	KRW	SK Hynix, Inc.#	7,759,703
8,992,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.#	35,332,784
145,000	INR	Tata Consultancy Services, Ltd.	5,263,554
191,000		TE Connectivity, Ltd.	11,265,180
291,300	HKD	Tencent Holdings, Ltd.	18,340,232
150,000	EUR	Wirecard, AG	6,319,043
1,300,000	JPY	Yahoo! Japan Corp.	5,679,029

			207,492,710

See accompanying Notes to Schedule of Investments	www.calamos.com	79

International Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE

		Materials (1.3%)
900,000	GBP	Glencore Xstrata, PLC	$4,856,192
2,100,000	MXN	Grupo Mexico, SAB de CV	6,324,359

			11,180,551

		Telecommunication Services (2.7%)
100,000		SK Telecom Company, Ltd.	2,309,000
34,000	KRW	SK Telecom Company, Ltd.	7,039,868
186,000	JPY	SoftBank Corp.	13,852,911

			23,201,779

		TOTAL COMMON STOCKS (Cost $730,427,902)	837,128,148

SHORT TERM INVESTMENT (3.1%)
27,004,088		Fidelity Prime Money Market Fund - Institutional Class (Cost $27,004,088)	27,004,088

TOTAL INVESTMENTS (99.1%) (Cost $757,431,990)			864,132,236

OTHER ASSETS, LESS LIABILITIES (0.9%)			7,827,758

NET ASSETS (100.0%)			$871,959,994

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $570,041.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

APRIL 30, 2014

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$156,649,320	18.1%
British Pound Sterling	115,366,581	13.4%
European Monetary Unit	98,704,634	11.4%
Japanese Yen	92,981,626	10.8%
Swiss Franc	88,531,592	10.2%
New Taiwan Dollar	62,178,328	7.2%
Danish Krone	55,634,063	6.4%
Hong Kong Dollar	53,378,706	6.2%
Canadian Dollar	27,003,558	3.1%
Swedish Krona	26,669,334	3.1%
South Korean Won	26,170,864	3.0%
Indian Rupee	16,446,860	1.9%
South African Rand	16,348,375	1.9%
Mexican Peso	10,807,419	1.3%
Singapore Dollar	6,570,377	0.8%
Australian Dollar	6,247,534	0.7%
Israeli Shekel	2,348,112	0.3%
Philippine Peso	2,094,953	0.2%
Total Investments	$864,132,236	100.0%

Currency exposure may vary over time.

80	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund     Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (20.0%)
		Consumer Discretionary (3.2%)
3,800,000		MGM Resorts International 4.250%, 04/15/15	$5,411,333
4,250,000	EUR	Steinhoff Finance Holding, GmbH 4.500%, 03/31/18	7,645,725
6,400,000		Vipshop Holdings, Ltd. 1.500%, 03/15/19	6,403,136

			19,460,194

		Consumer Staples (2.9%)
140,000,000	HKD	Biostime International Holdings, Ltd. 0.000%, 02/20/19	17,774,896

		Financials (2.4%)
49,000,000	HKD	Haitong International Securities Group, Ltd. 1.250%, 07/18/18	7,109,208
6,600,000		National Bank of Abu Dhabi 1.000%, 03/12/18	7,461,870

			14,571,078

		Industrials (3.3%)
7,000,000		Johnson Electric Holdings, Ltd. 1.000%, 04/02/21	7,381,487
475,000,000	JPY	Nidec Corp. 0.000%, 09/18/15	5,534,347
5,250,000		Siemens, AG 1.050%, 08/16/17	6,004,911
1,200,000		SM Investments Corp. 1.625%, 02/15/17	1,398,905

			20,319,650

		Information Technology (5.4%)
10,200,000		Advanced Semiconductor Engineering, Inc. 0.000%, 09/05/18	12,181,894
169,900,000	TWD	Catcher Technology Company, Ltd. 0.000%, 04/27/16	7,707,894
5,200,000		Dialog Semiconductor, PLC 1.000%, 04/12/17	5,998,700
5,700,000		SK Hynix, Inc. 2.650%, 05/14/15	7,466,718

			33,355,206

		Materials (2.8%)
6,100,000		Cemex, SAB de CV 3.250%, 03/15/16	8,686,491
8,100,000		Glencore Finance Europe, SA 5.000%, 12/31/14	8,886,354

			17,572,845

		TOTAL CONVERTIBLE BONDS (Cost $118,397,441)	123,053,869

NUMBER OF SHARES			VALUE
COMMON STOCKS (77.8%)
		Consumer Discretionary (16.0%)
3,468,612	MXN	Alsea, SAB de CV	$11,997,072
2,100,000	IDR	Astra International, Tbk PT	1,353,014
69,000	CHF	Compagnie Financière Richemont, SA	7,020,062
267,000	TWD	Eclat Textile Company, Ltd.	2,927,445
405,000	BRL	Estacio Participacoes, SA	4,337,437
836,000	HKD	Great Wall Motor Company, Ltd.	3,803,198
67,100	KRW	Hyundai Motor Company	14,961,055
255,000		Melco Crown Entertainment, Ltd.	8,715,900
3,296,000	HKD	MGM China Holdings, Ltd.	11,516,835
5,000,000	HKD	NagaCorp, Ltd.	4,556,048
133,000	ZAR	Naspers, Ltd. - N Shares	12,568,404
185,000		New Oriental Education & Technology Group, Inc.	4,477,000
9,600	CHF	Swatch Group, AG	6,173,184
192,000	GBP	WPP, PLC	4,139,826

			98,546,480

		Consumer Staples (5.7%)
1,164,500	BRL	AMBEV, SA	8,512,770
104,000	HKD	Biostime International Holdings, Ltd.	692,481
1,400,000	HKD	China Mengniu Dairy Company, Ltd.	7,204,585
1,202,750	INR	ITC, Ltd.	6,800,088
79,000		Mondelez International, Inc.	2,816,350
5,800,000	PHP	Puregold Price Club, Inc.	5,984,736
360,000	BRL	Raia Drogasil, SA	3,067,608

			35,078,618

		Energy (6.7%)
48,000		Anadarko Petroleum Corp.	4,752,960
9,850,000	HKD	Anton Oilfield Services Group	6,541,291
950,000	HKD	China Oilfield Services, Ltd.	2,277,559
120,000		Frank’s International, NV	3,291,600
615,000	CAD	Gran Tierra Energy, Inc.#	4,371,014
3,200,000	MYR	Sapurakencana Petroleum, Bhd#	4,230,246
83,000	ZAR	Sasol, Ltd.	4,651,679
112,000		Schlumberger, Ltd.	11,373,600

			41,489,949

		Financials (16.2%)
2,238,000	HKD	AIA Group, Ltd.	10,884,725
130,000	INR	Axis Bank, Ltd.	3,280,024
3,500,000	IDR	Bank Rakyat Indonesia Persero, Tbk PT	3,005,644
380,000	BRL	BB Seguridade Participacoes, SA	4,453,145
142,000		Citigroup, Inc.~	6,803,220
575,000	ZAR	Coronation Fund Managers, Ltd.	5,552,503
25,000		Credicorp, Ltd.	3,731,250
360,000	SGD	DBS Group Holdings, Ltd.	4,876,981
2,167,000	MXN	Grupo Financiero Banorte, SAB de CV	14,392,282

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Evolving World Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
1,000,000	MXN	Grupo Financiero Inbursa, SAB de CV	$2,561,388
944,000	HKD	HSBC Holdings, PLC	9,653,235
477,000		Itau Unibanco Holding, SA	7,803,720
558,000	THB	Kasikornbank PCL	3,398,151
6,508,227	PHP	Metropolitan Bank & Trust Co.	12,394,938
175,000	GBP	Standard Chartered, PLC	3,790,017
5,400,000	HKD	Value Partners Group, Ltd.	3,481,875

			100,063,098

		Health Care (4.7%)
1,808,000	MXN	Genomma Lab Internacional, SAB de CV#	4,592,295
500,000	INR	Glenmark Pharmaceuticals, Ltd.	5,014,175
370,000	INR	Lupin, Ltd.	6,071,589
234,655	DKK	Novo Nordisk, A/S - Class B	10,650,056
3,400,000	HKD	Sino Biopharmaceutical, Ltd.	2,668,245

			28,996,360

		Industrials (6.8%)
82,000	EUR	Airbus Group, NV	5,636,690
41,000		Cummins, Inc.	6,184,850
35,000	JPY	FANUC Corp.	6,315,257
256,000		Grana y Montero, SA	4,459,520
384,000	HKD	Hutchison Whampoa, Ltd.	5,268,289
238,361	GBP	Kentz Corp., Ltd.	2,904,350
137,000	EUR	Koninklijke Philips, NV	4,385,805
131,500	PHP	SM Investments Corp.	2,143,621
1,389,500	TRY	Turk Hava Yollari	4,461,404

			41,759,786

		Information Technology (15.8%)
21,100		Apple, Inc.~	12,450,899
20,000		Baidu, Inc.#	3,077,000
200,000	INR	HCL Technologies, Ltd.	4,654,080
130,000	TWD	Hermes Microvision, Inc.	5,399,679
160,000		Hollysys Automation Technologies, Ltd.#	3,425,600
1,163,000	TWD	MediaTek, Inc.	18,224,208
6,900	KRW	Samsung Electronics Company, Ltd.	8,997,332
5,620,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.#	22,085,540
157,000	INR	Tata Consultancy Services, Ltd.	5,699,158
214,500	HKD	Tencent Holdings, Ltd.	13,504,908

			97,518,404

		Materials (2.3%)
450,000	GBP	Glencore Xstrata, PLC	2,428,096
2,160,000	MXN	Grupo Mexico, SAB de CV	6,505,055
1,000,000	IDR	Semen Indonesia (Persero), Tbk PT	1,289,192
300,000		Vale, SA	3,966,000

			14,188,343

NUMBER OF SHARES			VALUE

		Telecommunication Services (3.0%)
38,400	KRW	SK Telecom Company, Ltd.	$7,950,910
138,600	JPY	SoftBank Corp.	10,322,653

			18,273,563

		Utilities (0.6%)
14,816,200	PHP	Travellers International Hotel Group, Inc.#	3,364,355

		TOTAL COMMON STOCKS (Cost $447,430,443)	479,278,956

SHORT TERM INVESTMENT (4.0%)
24,948,930		Fidelity Prime Money Market Fund - Institutional Class (Cost $24,948,930)	24,948,930

TOTAL INVESTMENTS (101.8%) (Cost $590,776,814)			627,281,755

LIABILITIES, LESS OTHER ASSETS (-1.8%)			(10,887,027)

NET ASSETS (100.0%)			$616,394,728

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $608,273.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

82	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments April 30, 2014 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2014

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$189,560,198	30.2%
Hong Kong Dollar	106,937,378	17.1%
New Taiwan Dollar	56,344,766	9.0%
Mexican Peso	40,048,092	6.4%
South Korean Won	31,909,297	5.1%
Indian Rupee	31,519,114	5.0%
Philippine Peso	23,887,650	3.8%
South African Rand	22,772,586	3.6%
Japanese Yen	22,172,257	3.5%
Brazilian Real	20,370,960	3.3%
European Monetary Unit	17,668,220	2.8%
British Pound Sterling	13,262,289	2.1%
Swiss Franc	13,193,246	2.1%
Danish Krone	10,650,056	1.7%
Indonesian Rupiah	5,647,850	0.9%
Singapore Dollar	4,876,981	0.8%
Turkish Lira	4,461,404	0.7%
Canadian Dollar	4,371,014	0.7%
Malaysian Ringgit	4,230,246	0.7%
Thai Baht	3,398,151	0.5%
Total Investments	$627,281,755	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	83

Emerging Market Equity Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.4%)
		Consumer Discretionary (19.3%)
78,174	MXN	Alsea, SAB de CV	$270,385
2,600		Astra International, Tbk PT	33,670
50,000	HKD	Brilliance China Automotive Holdings, Ltd.	77,272
6,000	TWD	Eclat Textile Company, Ltd.	65,785
15,100		Estacio Participacoes, SA	160,513
19,500	HKD	Great Wall Motor Company, Ltd.	88,711
1,560	KRW	Hyundai Motor Company	347,828
5,590		Melco Crown Entertainment, Ltd.	191,066
76,600	HKD	MGM China Holdings, Ltd.	267,655
96,000	HKD	NagaCorp, Ltd.	87,476
2,825	ZAR	Naspers, Ltd. - N Shares	266,960
4,000		New Oriental Education & Technology Group, Inc.	96,800
5,500	BRL	Ser Educacional, SA	48,100

			2,002,221

		Consumer Staples (10.2%)
27,400		AMBEV, SA	198,650
34,500	HKD	Biostime International Holdings, Ltd.	229,717
30,000	HKD	China Mengniu Dairy Company, Ltd.	154,384
45,000	MXN	Grupo Lala, SAB de CV	104,565
19,400		ITC, Ltd.	109,610
177,000	PHP	Puregold Price Club, Inc.	182,638
9,300	BRL	Raia Drogasil, SA	79,246

			1,058,810

		Energy (5.4%)
226,000	HKD	Anton Oilfield Services Group	150,084
34,000	HKD	China Oilfield Services, Ltd.	81,513
62,000	HKD	CNOOC, Ltd.	102,477
69,000	HKD	PetroChina Company, Ltd. - Class H	79,611
116,000	MYR	Sapurakencana Petroleum, Bhd#	153,346

			567,031

		Financials (22.3%)
40,200	HKD	AIA Group, Ltd.	195,516
3,450		Axis Bank, Ltd.	87,285
3,450		Banco Santander Chile	83,731
3,250		Bank Rakyat Indonesia Persero, Tbk PT	55,412
8,900	BRL	BB Seguridade Participacoes, SA	104,297
12,800	ZAR	Coronation Fund Managers, Ltd.	123,604
910		Credicorp, Ltd.	135,817
43,000	MXN	Grupo Financiero Banorte, SAB de CV	285,588
17,600	MXN	Grupo Financiero Inbursa, SAB de CV	45,080
63,600	HKD	Haitong Securities Company, Ltd.	89,202
3,500	EUR	Hellenic Exchanges - Athens Stock Exchange, SA Holding	41,264

NUMBER OF SHARES			VALUE
11,700		Itau Unibanco Holding, SA	$191,412
4,100		Kasikornbank, PCL	99,179
13,000		Malayan Banking, Bhd	78,845
146,800	PHP	Metropolitan Bank & Trust Co.	279,581
4,055		SK Hynix, Inc.	157,598
6,700	HKD	Standard Chartered, PLC	146,892
180,000	HKD	Value Partners Group, Ltd.	116,063

			2,316,366

		Health Care (4.0%)
2,900	ZAR	Aspen Pharmacare Holdings, Ltd.	77,295
3,500		Dr. Reddy’s Laboratories, Ltd.	157,745
42,100	MXN	Genomma Lab Internacional, SAB de CV#	106,933
92,000	HKD	Sino Biopharmaceutical, Ltd.	72,200

			414,173

		Industrials (6.9%)
141,000	HKD	AviChina Industry & Technology Company, Ltd.	75,467
46,000	HKD	China State Construction International Holdings, Ltd.	76,946
7,600		Grana y Montero, SA	132,392
11,000	HKD	Hutchison Whampoa, Ltd.	150,914
55,000	HKD	Sinopec Engineering Group Company, Ltd.	61,560
6,250	PHP	SM Investments Corp.	101,883
3,850		Turk Hava Yollari	123,142

			722,304

		Information Technology (18.8%)
16,900		Advanced Semiconductor Engineering, Inc.	99,879
745		Baidu, Inc.#	114,618
3,350		Hermes Microvision, Inc.#*	138,724
7,525		Hollysys Automation Technologies, Ltd.#	161,110
24,000	TWD	MediaTek, Inc.	376,080
330		Samsung Electronics Company, Ltd.	212,685
20,800		Taiwan Semiconductor Manufacturing Company, Ltd.#	418,080
4,500	HKD	Tencent Holdings, Ltd.	283,320
8,000		Wipro, Ltd.	95,680
2,220		Yandex, NV#	58,830

			1,959,006

		Materials (5.9%)
177,840	MXN	Cemex, SAB de CV#	225,923
60,000	MXN	Grupo Mexico, SAB de CV	180,696
1,200		Semen Indonesia (Persero), Tbk PT	29,820
13,100		Vale, SA	173,182

			609,621

84	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Emerging Market Equity Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE

		Telecommunication Services (4.0%)
2,600		Chunghwa Telecom Company, Ltd.	$81,614
4,800	ZAR	MTN Group, Ltd.	96,297
10,200		SK Telecom Company, Ltd.	235,518

			413,429

		Utilities (1.6%)
731,700	PHP	Travellers International Hotel Group, Inc.#	166,149

		TOTAL COMMON STOCKS (Cost $10,304,644)	10,229,110

SHORT TERM INVESTMENT (0.9%)
91,238		Fidelity Prime Money Market Fund - Institutional Class (Cost $91,238)	91,238

TOTAL INVESTMENTS (99.3%) (Cost $10,395,882)			10,320,348

OTHER ASSETS, LESS LIABILITIES (0.7%)			73,180

NET ASSETS (100.0%)			$10,393,528

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
EUR	European Monetary Unit
HKD	Hong Kong Dollar
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

APRIL 30, 2014

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$4,003,845	38.8%
Hong Kong Dollar	2,586,980	25.1%
Mexican Peso	1,219,170	11.8%
Philippine Peso	730,251	7.1%
South African Rand	564,156	5.4%
New Taiwan Dollar	441,865	4.3%
South Korean Won	347,828	3.4%
Brazilian Real	231,643	2.2%
Malaysian Ringgit	153,346	1.5%
European Monetary Unit	41,264	0.4%
Total Investments	$10,320,348	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	85

Global Equity Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.4%)
		Consumer Discretionary (22.3%)
19,500		Amazon.com, Inc.#~	$5,930,535
58,200	CHF	Compagnie Financière Richemont, SA	5,921,270
28,000		Deckers Outdoor Corp.#	2,210,600
29,500		Delphi Automotive, PLC	1,971,780
19,000		Fossil Group, Inc.#	2,026,350
13,000	KRW	Hyundai Motor Company	2,898,565
60,000		Melco Crown Entertainment, Ltd.	2,050,800
761,200	HKD	MGM China Holdings, Ltd.	2,659,774
38,800		Michael Kors Holdings, Ltd.#	3,538,560
129,022	EUR	Moncler, S.p.A.#	2,271,913
54,000	ZAR	Naspers, Ltd. - N Shares	5,102,961
54,000		New Oriental Education & Technology Group, Inc.	1,306,800
67,000	DKK	Pandora, A/S	4,516,506
2,500		Priceline Group, Inc.#	2,894,375
218,500	JPY	Rakuten, Inc.	2,835,174
6,350	CHF	Swatch Group, AG	4,083,303
25,000		Williams-Sonoma, Inc.	1,570,500
143,000	GBP	WPP, PLC	3,083,308

			56,873,074

		Consumer Staples (3.1%)
80,000	JPY	Asahi Group Holdings, Ltd.	2,210,623
43,000		Coca-Cola Company~	1,753,970
47,000		Mondelez International, Inc.	1,675,550
55,000	JPY	Seven & I Holdings Company, Ltd.	2,170,094

			7,810,237

		Energy (5.7%)
15,000		Anadarko Petroleum Corp.	1,485,300
9,000		Continental Resources, Inc.#	1,246,680
41,000		EOG Resources, Inc.	4,018,000
15,000		Occidental Petroleum Corp.	1,436,250
62,300		Schlumberger, Ltd.	6,326,565

			14,512,795

		Financials (13.6%)
811,400	HKD	AIA Group, Ltd.	3,946,321
48,000		Arthur J. Gallagher & Company	2,160,960
102,000		Blackstone Group, LP~	3,012,060
90,000		Citigroup, Inc.~	4,311,900
140,000	GBP	Countrywide, PLC	1,398,163
87,000	JPY	Daiwa Securities Group, Inc.	652,364
54,800		Franklin Resources, Inc.	2,868,780
165,000	MXN	Grupo Financiero Banorte, SAB de CV	1,095,859
485,000	GBP	Henderson Group, PLC	2,060,559
268,000	GBP	HSBC Holdings, PLC	2,738,322
25,000		JPMorgan Chase & Company	1,399,500

NUMBER OF SHARES			VALUE
38,832	GBP	Schroders, PLC	$1,679,327
20,000		State Street Corp.	1,291,200
11,000		SVB Financial Group#	1,173,590
33,000		Waddell & Reed Financial, Inc.	2,225,850
30,000		Wells Fargo & Company	1,489,200
121,000		WisdomTree Investments, Inc.#	1,366,090

			34,870,045

		Health Care (10.4%)
20,000		Celgene Corp.#~	2,940,200
76,500		Cerner Corp.#	3,924,450
62,000		Gilead Sciences, Inc.#	4,866,380
13,500		Illumina, Inc.#	1,833,975
27,000		Medidata Solutions, Inc.#	980,370
179,000	DKK	Novo Nordisk, A/S - Class B	8,124,097
8,500		Regeneron Pharmaceuticals, Inc.#	2,523,565
15,500		Zimmer Holdings, Inc.	1,500,400

			26,693,437

		Industrials (11.3%)
85,500	CHF	ABB, Ltd.#	2,058,506
30,000	EUR	Airbus Group, NV	2,062,204
63,600		Chicago Bridge & Iron Company, NV~	5,092,452
13,000		Cummins, Inc.	1,961,050
40,300		Eaton Corp., PLC	2,927,392
10,500	JPY	FANUC Corp.	1,894,577
650,000	GBP	Hays, PLC	1,658,280
102,000	HKD	Hutchison Whampoa, Ltd.	1,399,389
110,000	EUR	Koninklijke Philips, NV	3,521,449
52,000	EUR	Safran, SA	3,499,714
32,500		Terex Corp.	1,406,925
11,000		United Technologies Corp.	1,301,630

			28,783,568

		Information Technology (29.0%)
40,300		Accenture, PLC - Class A	3,232,866
21,275		Apple, Inc.~	12,554,165
39,000		eBay, Inc.#	2,021,370
64,000		Facebook, Inc.#	3,825,920
12,025		Google, Inc. - Class A#~	6,431,932
12,025		Google, Inc. - Class C#	6,333,086
23,600		LinkedIn Corp. - Class A#	3,621,892
166,000	SEK	LM Ericsson Telephone Company	2,001,704
62,000		MasterCard, Inc. - Class A	4,560,100
241,000	TWD	MediaTek, Inc.	3,776,470
33,200		QUALCOMM, Inc.	2,613,172
21,000		SanDisk Corp.	1,784,370
23,000		ServiceNow, Inc.#	1,143,560
30,000		Splunk, Inc.#	1,637,100

86	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Equity Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
2,127,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.#	$8,357,744
29,000		TE Connectivity, Ltd.	1,710,420
92,700	HKD	Tencent Holdings, Ltd.	5,836,387
30,000		VMware, Inc. - Class A#	2,775,300

			74,217,558

		Materials (1.0%)
270,000	GBP	Glencore Xstrata, PLC	1,456,857
410,000	MXN	Grupo Mexico, SAB de CV	1,234,756

			2,691,613

		Telecommunication Services (2.0%)
9,200	KRW	SK Telecom Company, Ltd.	1,904,905
41,500	JPY	SoftBank Corp.	3,090,838

			4,995,743

		TOTAL COMMON STOCKS (Cost $216,963,329)	251,448,070

SHORT TERM INVESTMENT (0.0%)
169		Fidelity Prime Money Market Fund - Institutional Class (Cost $169)	169

TOTAL INVESTMENTS (98.4%) (Cost $216,963,498)			251,448,239

OTHER ASSETS, LESS LIABILITIES (1.6%)			4,043,390

NET ASSETS (100.0%)			$255,491,629

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $484,354.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

APRIL 30, 2014

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$148,245,956	59.0%
British Pound Sterling	14,074,816	5.6%
Hong Kong Dollar	13,841,871	5.5%
Japanese Yen	12,853,670	5.1%
Danish Krone	12,640,603	5.0%
New Taiwan Dollar	12,134,214	4.8%
Swiss Franc	12,063,079	4.8%
European Monetary Unit	11,355,280	4.5%
South African Rand	5,102,961	2.1%
South Korean Won	4,803,470	1.9%
Mexican Peso	2,330,615	0.9%
Swedish Krona	2,001,704	0.8%
Total Investments	$251,448,239	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	87

Growth and Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (34.3%)
	Consumer Discretionary (7.0%)
7,770,000	HomeAway, Inc.* 0.125%, 04/01/19	$7,507,374
19,970,000	Iconix Brand Group, Inc. 1.500%, 03/15/18	29,172,975
	Jarden Corp.*
16,600,000	1.125%, 03/15/34	16,554,101
9,275,000	1.500%, 06/15/19	10,969,264
38,195,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	49,791,766
13,063,000	Liberty Media Corp.* 1.375%, 10/15/23	12,723,885
8,200,000	MGM Resorts International 4.250%, 04/15/15	11,677,087
47,500,000	Priceline Group, Inc. 1.000%, 03/15/18	66,431,837
6,000,000	Ryland Group, Inc. 1.625%, 05/15/18	8,262,120
	Tesla Motors, Inc.
6,000,000	1.250%, 03/01/21	5,467,170
2,650,000	0.250%, 03/01/19	2,459,902

		221,017,481

	Energy (1.8%)
23,500,000	Helix Energy Solutions Group, Inc. 3.250%, 03/15/32	30,119,715
22,250,000	Hornbeck Offshore Services, Inc. 1.500%, 09/01/19	25,352,095

		55,471,810

	Financials (2.4%)
20,550,000	Ares Capital Corp. 5.750%, 02/01/16	22,320,074
9,865,000	FXCM, Inc.* 2.250%, 06/15/18	10,439,587
	MGIC Investment Corp.
7,250,000	5.000%, 05/01/17	8,344,641
5,850,000	2.000%, 04/01/20	8,368,893
9,812,000	Portfolio Recovery Associates, Inc.* 3.000%, 08/01/20	11,527,874
17,800,000	Walter Investment Management Corp. 4.500%, 11/01/19	16,496,417

		77,497,486

	Health Care (11.1%)
	BioMarin Pharmaceutical, Inc.
10,801,000	0.750%, 10/15/18	11,073,347
9,904,000	1.500%, 10/15/20	10,183,986
15,130,000	Cepheid, Inc.* 1.250%, 02/01/21	15,266,019
	Cubist Pharmaceuticals, Inc.*
24,580,000	1.125%, 09/01/18	28,064,215
12,572,000	1.875%, 09/01/20	14,639,717

PRINCIPAL AMOUNT		VALUE
13,400,000	Gilead Sciences, Inc. 1.625%, 05/01/16	$46,230,670
14,100,000	Hologic, Inc.‡ 2.000%, 12/15/37	15,854,322
31,000,000	Illumina, Inc.* 0.250%, 03/15/16	52,658,305
8,100,000	Insulet Corp. 3.750%, 06/15/16	11,703,690
9,710,000	Medicines Company 1.375%, 06/01/17	11,478,142
17,735,000	Medidata Solutions, Inc.* 1.000%, 08/01/18	17,899,847
25,470,000	Molina Healthcare, Inc. 1.125%, 01/15/20	28,752,828
23,500,000	Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	42,135,265
31,500,000	WellPoint, Inc. 2.750%, 10/15/42	46,036,935

		351,977,288

	Industrials (1.5%)
14,250,000	Air Lease Corp. 3.875%, 12/01/18	20,603,220
24,250,000	Siemens, AG 1.050%, 08/16/17	27,736,968

		48,340,188

	Information Technology (8.3%)
20,900,000	Concur Technologies, Inc.* 0.500%, 06/15/18	22,432,910
8,785,000	Cornerstone OnDemand, Inc.* 1.500%, 07/01/18	9,139,255
16,200,000	Electronic Arts, Inc. 0.750%, 07/15/16	18,498,132
8,370,000	Finisar Corp.* 0.500%, 12/15/33	9,620,897
7,500,000	Infinera Corp.* 1.750%, 06/01/18	7,926,638
23,736,000	Lam Research Corp. 0.500%, 05/15/16	27,422,913
17,000,000	Linear Technology Corp. 3.000%, 05/01/27	19,907,425
13,660,000	Netsuite, Inc.* 0.250%, 06/01/18	14,049,310
5,815,000	Proofpoint, Inc.* 1.250%, 12/15/18	5,823,548
18,500,000	Salesforce.com, Inc. 0.250%, 04/01/18	20,390,423
37,000,000	SanDisk Corp.* 0.500%, 10/15/20	42,106,740
29,850,000	ServiceNow, Inc.* 0.000%, 11/01/18	30,199,842
10,000,000	Take-Two Interactive Software, Inc. 1.750%, 12/01/16	12,542,850

88	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Workday, Inc.*
14,335,000	0.750%, 07/15/18	$16,563,232
4,220,000	1.500%, 07/15/20	4,946,705

		261,570,820

	Materials (2.2%)
11,000,000	Cemex, SAB de CV 3.250%, 03/15/16	15,664,165
15,000,000	Glencore Finance Europe, SA 5.000%, 12/31/14	16,456,211
16,880,000	RTI International Metals, Inc. 1.625%, 10/15/19	17,018,669
17,500,000	Steel Dynamics, Inc. 5.125%, 06/15/14	18,988,900

		68,127,945

	TOTAL CONVERTIBLE BONDS (Cost $947,973,411)	1,084,003,018

SYNTHETIC CONVERTIBLE SECURITIES (6.2%)¤
Corporate Bonds (5.4%)
	Consumer Discretionary (2.5%)
	DISH DBS Corp.
12,500,000	5.875%, 07/15/22	13,507,812
10,030,000	5.125%, 05/01/20	10,556,575
23,500,000	Expedia, Inc. 5.950%, 08/15/20	26,159,965
1,020,000	Icahn Enterprises, LP* 4.875%, 03/15/19	1,034,663
23,000,000	L Brands, Inc. 5.625%, 02/15/22	24,164,375
3,040,000	PVH Corp. 4.500%, 12/15/22	2,994,400

		78,417,790

	Energy (1.2%)
7,904,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	8,536,320
	Oil States International, Inc.
18,369,000	6.500%, 06/01/19	19,321,892
9,140,000	5.125%, 01/15/23	10,248,225

		38,106,437

	Financials (0.4%)
12,000,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	12,870,000

	Health Care (0.6%)
10,750,000	Endo Health Solutions, Inc. 7.000%, 07/15/19	11,596,563
5,105,000	Salix Pharmaceuticals, Ltd.* 6.000%, 01/15/21	5,484,684

		17,081,247

	Industrials (0.3%)
9,941,000	Actuant Corp. 5.625%, 06/15/22	10,506,394

PRINCIPAL AMOUNT		VALUE

	Information Technology (0.4%)
2,230,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	$2,366,587
11,415,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	10,951,266

		13,317,853

	TOTAL CORPORATE BONDS	170,299,721

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.8%)#
	Consumer Discretionary (0.2%)
1,750	Michael Kors Holdings, Ltd. Call, 01/17/15, Strike $65.00	4,943,750

	Health Care (0.1%)
544	Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	3,729,120

	Information Technology (0.5%)
6,000	Facebook, Inc. Call, 01/17/15, Strike $67.50	3,390,000
540	Google, Inc. Call, 01/17/15, Strike $865.00	11,853,000
1,100	Linkedin Corp. Call, 01/17/15, Strike $190.00	1,177,000

		16,420,000

	TOTAL PURCHASED OPTIONS	25,092,870

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $185,521,209)	195,392,591

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (8.1%)
	Energy (1.3%)
35,950	Chesapeake Energy Corp.* 5.750%	42,934,938

	Financials (2.6%)
690,000	Affiliated Managers Group, Inc. 5.150%	43,944,375
175,000	Crown Castle International Corp. 4.500%	17,472,000
700,000	MetLife, Inc. 5.000%	21,315,000

		82,731,375

	Industrials (3.4%)
150,000	Genesee & Wyoming, Inc. 5.000%	19,532,250
1,325,000	United Technologies Corp. 7.500%	87,635,500

		107,167,750

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Growth and Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE

	Utilities (0.8%)
380,000	NextEra Energy, Inc. 5.889%	$24,278,200

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $197,482,164)	257,112,263

COMMON STOCKS (49.9%)
	Consumer Discretionary (3.9%)
120,000	Amazon.com, Inc.#~	36,495,600
1,050,000	D.R. Horton, Inc.	23,394,000
380,000	Home Depot, Inc.	30,213,800
218,000	Nike, Inc. - Class B	15,903,100
140,000	PVH Corp.	17,579,800

		123,586,300

	Consumer Staples (5.0%)
1,560,000	Coca-Cola Company~	63,632,400
260,000	Costco Wholesale Corp.~	30,076,800
560,000	Mondelez International, Inc.	19,964,000
200,000	Philip Morris International, Inc.	17,086,000
415,000	Walgreen Company	28,178,500

		158,937,700

	Energy (6.4%)
200,000	Anadarko Petroleum Corp.	19,804,000
26,482	Antero Resources Corp.#	1,739,073
170,000	Continental Resources, Inc.#	23,548,400
300,000	EOG Resources, Inc.~	29,400,000
425,000	National Oilwell Varco, Inc.	33,375,250
400,000	Occidental Petroleum Corp.	38,300,000
565,000	Schlumberger, Ltd.	57,375,750

		203,542,473

	Financials (10.9%)
520,000	American International Group, Inc.	27,627,600
350,000	Arthur J. Gallagher & Company	15,757,000
800,000	Blackstone Group, LP	23,624,000
830,000	Citigroup, Inc.~	39,765,300
277,937	First Republic Bank	14,108,082
750,000	Franklin Resources, Inc.	39,262,500
130,000	Goldman Sachs Group, Inc.	20,776,600
1,140,000	JPMorgan Chase & Company	63,817,200
350,000	State Street Corp.	22,596,000
190,000	T. Rowe Price Group, Inc.	15,604,700
1,250,000	Wells Fargo & Company	62,050,000

		344,988,982

	Health Care (4.6%)
160,000	Celgene Corp.#~	23,521,600
800,000	Johnson & Johnson	81,032,000

NUMBER OF SHARES		VALUE
380,000	Merck & Company, Inc.	$22,252,800
174,000	Zimmer Holdings, Inc.	16,843,200

		143,649,600

	Industrials (5.4%)
196,000	Boeing Company~	25,287,920
110,000	Cummins, Inc.	16,593,500
390,000	Dover Corp.~	33,696,000
766,500	Eaton Corp., PLC	55,678,560
110,000	Union Pacific Corp.	20,947,300
170,000	United Parcel Service, Inc.	16,745,000

		168,948,280

	Information Technology (13.7%)
459,255	Accenture, PLC - Class A	36,841,436
275,000	Apple, Inc.~	162,274,750
1,000,000	eBay, Inc.#~	51,830,000
750,000	MasterCard, Inc. - Class A	55,162,500
584,000	Microsoft Corp.	23,593,600
981,200	Oracle Corp.	40,111,456
580,000	QUALCOMM, Inc.	45,651,800
170,000	VMware, Inc. - Class A#	15,726,700

		431,192,242

	TOTAL COMMON STOCKS (Cost $1,212,041,729)	1,574,845,577

SHORT TERM INVESTMENT (2.1%)
65,329,279	Fidelity Prime Money Market Fund - Institutional Class (Cost $65,329,279)	65,329,279

TOTAL INVESTMENTS (100.6%) (Cost $2,608,347,792)		3,176,682,728

LIABILITIES, LESS OTHER ASSETS (-0.6%)		(17,876,499)

NET ASSETS (100.0%)		$3,158,806,229

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	07/17/14	3,752,000	$6,331,139	$(59,675)
Brown Brothers Harriman & Co.	British Pound Sterling	07/17/14	375,000	632,776	(3,274)
Brown Brothers Harriman & Co.	European Monetary Unit	07/17/14	7,245,000	10,049,652	10,241
Northern Trust Company	Mexican Peso	07/17/14	152,096,000	11,557,212	(19,684)

					$(72,392)

90	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2014.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $5,010,957.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	91

Global Growth and Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (36.9%)
		Consumer Discretionary (6.0%)
1,200,000		Iconix Brand Group, Inc. 2.500%, 06/01/16	$1,735,008
1,950,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	2,542,059
2,550,000		MGM Resorts International 4.250%, 04/15/15	3,631,289
9,500,000		Priceline Group, Inc. 1.000%, 03/15/18	13,286,368
1,650,000	EUR	Steinhoff Finance Holding GmbH 4.500%, 03/31/18	2,968,340
5,400,000		Toll Brothers Finance Corp. 0.500%, 09/15/32	5,605,038
2,100,000	GBP	TUI Travel, PLC 4.900%, 04/27/17	4,431,748

			34,199,850

		Consumer Staples (3.6%)
920,000,000	JPY	Asahi Group Holdings, Ltd. 0.000%, 05/26/28	12,421,181
66,000,000	HKD	Biostime International Holdings, Ltd. 0.000%, 02/20/19	8,379,594

			20,800,775

		Energy (1.1%)
2,900,000	AUD	Beach Energy, Ltd. 3.950%, 04/03/17	3,055,497
2,970,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	3,456,723

			6,512,220

		Financials (4.1%)
7,200,000	EUR	Azimut Holding S.p.A. 2.125%, 11/25/20	11,419,551
		Industrivarden, AB
3,650,000	EUR	1.875%, 02/27/17	5,679,308
2,400,000	EUR	2.500%, 02/27/15	4,562,840
1,562,000		Portfolio Recovery Associates, Inc.* 3.000%, 08/01/20	1,835,155

			23,496,854

		Health Care (4.8%)
		BioMarin Pharmaceutical, Inc.
1,835,000		0.750%, 10/15/18	1,881,270
763,000		1.500%, 10/15/20	784,570
		Cubist Pharmaceuticals, Inc.*
4,200,000		1.125%, 09/01/18	4,795,350
950,000		1.875%, 09/01/20	1,106,246
5,725,000		Illumina, Inc.* 0.250%, 03/15/16	9,724,800
2,030,000		Medidata Solutions, Inc.* 1.000%, 08/01/18	2,048,869
2,385,000		Molina Healthcare, Inc. 1.125%, 01/15/20	2,692,403

PRINCIPAL AMOUNT			VALUE
2,950,000		WellPoint, Inc. 2.750%, 10/15/42	$4,311,395

			27,344,903

		Industrials (4.5%)
4,500,000	EUR	International Consolidated Airlines Group, SA 1.750%, 05/31/18	8,420,003
745,000,000	JPY	Nidec Corp. 0.000%, 09/18/15	8,680,186
7,500,000		Siemens, AG 1.050%, 08/16/17	8,578,444

			25,678,633

		Information Technology (10.9%)
5,600,000		Advanced Semiconductor Engineering, Inc. 0.000%, 09/05/18	6,688,099
1,600,000		Concur Technologies, Inc.* 0.500%, 06/15/18	1,717,352
4,800,000		Dialog Semiconductor, PLC 1.000%, 04/12/17	5,537,261
3,050,000		Electronic Arts, Inc. 0.750%, 07/15/16	3,482,673
1,569,000		Finisar Corp.* 0.500%, 12/15/33	1,803,487
4,425,000		InvenSense, Inc.* 1.750%, 11/01/18	5,316,903
3,250,000		Netsuite, Inc.* 0.250%, 06/01/18	3,342,625
5,050,000		Salesforce.com, Inc. 0.250%, 04/01/18	5,566,034
9,500,000		SanDisk Corp.* 0.500%, 10/15/20	10,811,190
5,380,000		ServiceNow, Inc.* 0.000%, 11/01/18	5,443,054
2,820,000		SINA Corp.* 1.000%, 12/01/18	2,564,832
4,900,000		SK Hynix, Inc. 2.650%, 05/14/15	6,418,758
		Workday, Inc.*
2,300,000		0.750%, 07/15/18	2,657,512
1,100,000		1.500%, 07/15/20	1,289,425

			62,639,205

		Materials (1.9%)
2,300,000	EUR	Buzzi Unicem S.p.A. 1.375%, 07/17/19	3,595,942
3,100,000		Cemex, SAB de CV 3.250%, 03/15/16	4,414,446
2,600,000		Glencore Finance Europe, SA 5.000%, 12/31/14	2,852,410

			10,862,798

		TOTAL CONVERTIBLE BONDS (Cost $194,964,588)	211,535,238

92	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT			VALUE
SYNTHETIC CONVERTIBLE SECURITIES (7.3%)¤
Corporate Bonds (1.3%)
		Consumer Discretionary (1.3%)
2,725,000		Icahn Enterprises, LP* 4.875%, 03/15/19	$2,764,172
4,400,000		L Brands, Inc. 5.625%, 02/15/22	4,622,750

		TOTAL CORPORATE BONDS	7,386,922

Sovereign Bonds (4.7%)
		Government of Canada
3,200,000	CAD	2.000%, 12/01/14	2,937,413
3,100,000	CAD	2.000%, 06/01/16	2,882,854
		Government of Singapore
7,800,000	SGD	1.375%, 10/01/14	6,249,457
4,404,000	SGD	1.125%, 04/01/16	3,560,120
25,200,000	NOK	Kingdom of Norway 4.250%, 05/19/17	4,556,502
41,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	6,627,425

		TOTAL SOVEREIGN BONDS	26,813,771

NUMBER OF CONTRACTS			VALUE

Purchased Options (1.3%)#
		Consumer Discretionary (0.4%)
205		Amazon.com, Inc. Call, 01/17/15, Strike $350.00	309,038
950		Melco Crown Entertainment, Ltd Call, 01/15/16, Strike $36.66	617,500
770		Michael Kors Holdings, Ltd. Call, 01/17/15, Strike $82.50	1,174,250

			2,100,788

		Financials (0.1%)
2,300	CHF	Credit Suisse Group, AG Call, 06/19/15, Strike 28.00	521,361

		Health Care (0.5%)
820		Gilead Sciences, Inc. Call, 01/17/15, Strike $52.50	2,203,750
102		Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	699,210

			2,902,960

		Industrials (0.1%)
		Airbus Group, NV
910	EUR	Call, 06/19/15, Strike 60.00	232,298
740	EUR	Call, 06/19/15, Strike 52.00	421,948

			654,246

		Information Technology (0.2%)
905		Facebook, Inc. Call, 01/17/15, Strike $67.50	511,325

NUMBER OF CONTRACTS			VALUE
85		Google, Inc. Call, 01/17/15, Strike $1,070.00	$691,475

			1,202,800

		TOTAL PURCHASED OPTIONS	7,382,155

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $41,944,274)	41,582,848

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.6%)
		Energy (1.4%)
6,488		Chesapeake Energy Corp.* 5.750%	7,801,820

		Financials (0.6%)
110,000		MetLife, Inc. 5.000%	3,349,500

		Industrials (1.0%)
87,225		United Technologies Corp. 7.500%	5,769,062

		Utilities (1.6%)
143,000		NextEra Energy, Inc. 5.599%	9,387,950

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $21,636,727)	26,308,332

COMMON STOCKS (50.2%)
		Consumer Discretionary (6.1%)
49,700	CHF	Compagnie Financière Richemont, SA	5,056,480
113,900	ZAR	Naspers, Ltd. - N Shares	10,763,467
65,000	DKK	Pandora, A/S	4,381,685
125,000	GBP	Persimmon, PLC#	2,773,999
10,675	CHF	Swatch Group, AG	6,864,452
245,000	GBP	WPP, PLC	5,282,591

			35,122,674

		Consumer Staples (2.2%)
310,000		Coca-Cola Company	12,644,900

		Energy (4.8%)
38,000		Anadarko Petroleum Corp.	3,762,760
79,000		EOG Resources, Inc.	7,742,000
153,950		Schlumberger, Ltd.	15,633,622

			27,138,382

		Financials (9.6%)
1,394,800	HKD	AIA Group, Ltd.	6,783,742
65,000		Arthur J. Gallagher & Company	2,926,300
178,500		Citigroup, Inc.	8,551,935

See accompanying Notes to Schedule of Investments	www.calamos.com	93

Global Growth and Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
330,000	JPY	Daiwa Securities Group, Inc.	$2,474,485
481,000	SGD	DBS Group Holdings, Ltd.	6,516,188
110,000		Franklin Resources, Inc.	5,758,500
445,000	GBP	HSBC Holdings, PLC	4,546,840
151,700		JPMorgan Chase & Company	8,492,166
40,000		State Street Corp.	2,582,400
122,200		Wells Fargo & Company	6,066,008

			54,698,564

		Health Care (5.8%)
112,000		Johnson & Johnson	11,344,480
395,875	DKK	Novo Nordisk, A/S - Class B	17,967,190
63,000	JPY	Sawai Pharmaceutical Company, Ltd.	3,898,973

			33,210,643

		Industrials (5.5%)
305,000	CHF	ABB, Ltd.#	7,343,208
69,000		Chicago Bridge & Iron Company, NV	5,524,830
80,250		Eaton Corp., PLC	5,829,360
245,000	HKD	Hutchison Whampoa, Ltd.	3,361,278
300,000	EUR	Koninklijke Philips, NV	9,603,953

			31,662,629

		Information Technology (15.2%)
104,000		Accenture, PLC - Class A	8,342,880
47,800		Apple, Inc.	28,206,302
159,450		eBay, Inc.#	8,264,294
401,560	SEK	LM Ericsson Telephone Company	4,842,195
317,000	TWD	MediaTek, Inc.	4,967,389
88,900		QUALCOMM, Inc.	6,997,319
109,500	EUR	SAP, AG	8,850,562
2,975,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.#	11,689,839
75,800	HKD	Tencent Holdings, Ltd.	4,772,364

			86,933,144

		Telecommunication Services (1.0%)
125,000		SK Telecom Company, Ltd.	2,886,250
40,000	JPY	SoftBank Corp.	2,979,121

			5,865,371

		TOTAL COMMON STOCKS (Cost $238,814,367)	287,276,307

SHORT TERM INVESTMENT (0.1%)
557,786		Fidelity Prime Money Market Fund - Institutional Class (Cost $557,786)	557,786

TOTAL INVESTMENTS (99.1%) (Cost $497,917,742)			567,260,511

OTHER ASSETS, LESS LIABILITIES (0.9%)			4,923,626

NET ASSETS (100.0%)			$572,184,137

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

94	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2014

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$329,936,942	58.2%
European Monetary Unit	55,754,745	9.8%
Japanese Yen	30,453,946	5.4%
Hong Kong Dollar	23,296,978	4.1%
Danish Krone	22,348,875	4.0%
Swiss Franc	19,785,501	3.5%
British Pound Sterling	17,035,178	3.0%
New Taiwan Dollar	16,657,228	2.9%
Singapore Dollar	16,325,765	2.9%
Swedish Krona	11,469,620	2.0%
South African Rand	10,763,467	1.9%
Canadian Dollar	5,820,267	1.0%
Norwegian Krone	4,556,502	0.8%
Australian Dollar	3,055,497	0.5%
Total Investments	$567,260,511	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	95

Convertible Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (67.8%)
		Consumer Discretionary (13.0%)
6,800,000		HomeAway, Inc.* 0.125%, 04/01/19	$6,570,160
12,400,000		Iconix Brand Group, Inc. 1.500%, 03/15/18	18,114,416
		Jarden Corp.*
7,000,000		1.125%, 03/15/34	6,980,645
1,750,000		1.500%, 06/15/19	2,069,673
6,500,000		KB Home 1.375%, 02/01/19	6,423,495
12,000,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	15,643,440
13,600,000		Liberty Media Corp.* 1.375%, 10/15/23	13,246,944
12,000,000		MGM Resorts International 4.250%, 04/15/15	17,088,420
9,700,000		Omnicom Group, Inc. 0.000%, 07/31/32	12,153,954
		Priceline Group, Inc.
20,500,000		1.000%, 03/15/18	28,670,582
7,700,000		0.350%, 06/15/20*	9,117,301
12,500,000		Standard Pacific Corp. 1.250%, 08/01/32	15,155,812
		Tesla Motors, Inc.
20,200,000		1.250%, 03/01/21	18,406,139
6,700,000		0.250%, 03/01/19	6,219,376

			175,860,357

		Consumer Staples (0.5%)
50,000,000	HKD	Biostime International Holdings, Ltd. 0.000%, 02/20/19	6,348,177

		Energy (1.6%)
6,000,000		Energy XXI Bermuda, Ltd.* 3.000%, 12/15/18	5,927,550
7,250,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	8,438,130
5,600,000		Stone Energy Corp. 1.750%, 03/01/17	7,423,808

			21,789,488

		Financials (4.8%)
23,000,000		Ares Capital Corp. 4.750%, 01/15/18	24,732,475
4,200,000	EUR	Azimut Holding S.p.A. 2.125%, 11/25/20	6,661,405
		MGIC Investment Corp.
5,400,000		5.000%, 05/01/17	6,215,319
4,400,000		2.000%, 04/01/20	6,294,552
2,995,000		Portfolio Recovery Associates, Inc.* 3.000%, 08/01/20	3,518,751
10,700,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	12,388,727

PRINCIPAL AMOUNT		VALUE
5,700,000	Walter Investment Management Corp. 4.500%, 11/01/19	$5,282,561

		65,093,790

	Health Care (18.7%)
	BioMarin Pharmaceutical, Inc.
9,309,000	0.750%, 10/15/18	9,543,726
9,119,000	1.500%, 10/15/20	9,376,794
6,300,000	Cepheid, Inc.* 1.250%, 02/01/21	6,356,637
8,915,000	Chemed Corp. 1.875%, 05/15/14	9,851,075
	Cubist Pharmaceuticals, Inc.*
12,700,000	1.125%, 09/01/18	14,500,225
3,800,000	1.875%, 09/01/20	4,424,986
6,400,000	Emergent Biosolutions, Inc.* 2.875%, 01/15/21	7,170,464
6,300,000	Fluidigm Corp. 2.750%, 02/01/34	6,717,470
11,600,000	Gilead Sciences, Inc. 1.625%, 05/01/16	40,020,580
11,000,000	Hologic, Inc.‡ 2.000%, 12/15/37	12,368,620
20,600,000	Illumina, Inc.* 0.250%, 03/15/16	34,992,293
1,500,000	Incyte Corp, Ltd.* 0.375%, 11/15/18	1,835,070
22,900,000	Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	24,177,820
7,247,000	Medicines Company 1.375%, 06/01/17	8,566,643
9,733,000	Medidata Solutions, Inc.* 1.000%, 08/01/18	9,823,468
6,400,000	Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	11,475,136
20,818,000	WellPoint, Inc. 2.750%, 10/15/42	30,425,299
9,000,000	Wright Medical Group, Inc. 2.000%, 08/15/17	11,265,840

		252,892,146

	Industrials (3.3%)
5,135,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	7,958,762
11,500,000	Siemens, AG 1.050%, 08/16/17	13,153,614
14,120,000	Trinity Industries, Inc. 3.875%, 06/01/36	23,409,124

		44,521,500

	Information Technology (24.0%)
12,000,000	Cardtronics, Inc.* 1.000%, 12/01/20	11,174,040
14,600,000	Citrix Systems, Inc.* 0.500%, 04/15/19	14,600,000

96	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
6,000,000	Concur Technologies, Inc.* 0.500%, 06/15/18	$6,440,070
3,000,000	Cornerstone OnDemand, Inc.* 1.500%, 07/01/18	3,120,975
5,000,000	Dealertrack Technologies, Inc. 1.500%, 03/15/17	6,819,050
16,375,000	Electronic Arts, Inc. 0.750%, 07/15/16	18,697,957
6,000,000	Emulex Corp.* 1.750%, 11/15/18	5,973,090
12,500,000	Finisar Corp.* 0.500%, 12/15/33	14,368,125
12,100,000	InvenSense, Inc.* 1.750%, 11/01/18	14,538,876
11,500,000	Linear Technology Corp. 3.000%, 05/01/27	13,466,788
15,200,000	Microchip Technology, Inc. 2.125%, 12/15/37	28,021,504
3,905,000	Netsuite, Inc.* 0.250%, 06/01/18	4,016,293
7,010,000	Novellus Systems, Inc. 2.625%, 05/15/41	12,418,846
24,300,000	NVIDIA Corp.* 1.000%, 12/01/18	27,316,237
7,773,000	ON Semiconductor Corp. 2.625%, 12/15/26	9,489,900
6,000,000	Proofpoint, Inc.* 1.250%, 12/15/18	6,008,820
32,900,000	Salesforce.com, Inc. 0.250%, 04/01/18	36,261,886
40,600,000	SanDisk Corp.* 0.500%, 10/15/20	46,203,612
17,500,000	ServiceNow, Inc.* 0.000%, 11/01/18	17,705,100
6,000,000	SINA Corp.* 1.000%, 12/01/18	5,457,090
6,600,000	Take-Two Interactive Software, Inc. 1.750%, 12/01/16	8,278,281
6,000,000	Workday, Inc.* 0.750%, 07/15/18	6,932,640
6,750,000	Yahoo!, Inc.* 0.000%, 12/01/18	6,916,354

		324,225,534

	Materials (1.9%)
4,800,000	Cemex, SAB de CV 3.250%, 03/15/16	6,835,272
5,000,000	Glencore Finance Europe, SA 5.000%, 12/31/14	5,485,404
5,400,000	RTI International Metals, Inc. 3.000%, 12/01/15	5,766,012

PRINCIPAL AMOUNT		VALUE
6,500,000	Steel Dynamics, Inc. 5.125%, 06/15/14	$7,053,020

		25,139,708

	TOTAL CONVERTIBLE BONDS (Cost $822,574,085)	915,870,700

SYNTHETIC CONVERTIBLE SECURITIES (5.2%)¤
Corporate Bonds (3.5%)
	Consumer Discretionary (1.0%)
	DISH DBS Corp.
3,170,000	5.125%, 05/01/20	3,336,425
2,830,000	5.875%, 07/15/22	3,058,169
6,200,000	Icahn Enterprises, LP* 4.875%, 03/15/19	6,289,125
1,450,000	PVH Corp. 4.500%, 12/15/22	1,428,250

		14,111,969

	Energy (0.3%)
3,578,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	3,864,240

	Health Care (0.2%)
2,060,000	Salix Pharmaceuticals, Ltd.* 6.000%, 01/15/21	2,213,213

	Industrials (0.7%)
3,500,000	Clean Harbors, Inc. 5.125%, 06/01/21	3,554,687
6,000,000	Deluxe Corp. 6.000%, 11/15/20	6,296,250

		9,850,937

	Information Technology (1.3%)
1,500,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	1,591,875
6,600,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	6,331,875
9,000,000	Micron Technology, Inc.* 5.875%, 02/15/22	9,478,125

		17,401,875

	TOTAL CORPORATE BONDS	47,442,234

NUMBER OF CONTRACTS		VALUE
Purchased Options (1.7%)#
	Consumer Discretionary (0.4%)
8,200	D.R. Horton, Inc. Call, 08/16/14, Strike $24.00	672,400
2,575	Lennar Corp. Call, 01/17/15, Strike $37.00	1,197,375
1,500	Michael Kors Holdings, Ltd. Call, 01/17/15, Strike $82.50	2,287,500

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Convertible Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF CONTRACTS		VALUE
4,950	Toll Brothers, Inc. Call, 09/20/14, Strike $37.00	$680,625

		4,837,900

	Energy (0.3%)
1,060	Continental Resources, Inc. Call, 01/17/15, Strike $105.00	3,853,100

	Health Care (0.2%)
385	Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	2,639,175

	Information Technology (0.8%)
350	Apple, Inc. Call, 01/17/15, Strike $550.00	2,111,375
2,000	Facebook, Inc. Call, 01/17/15, Strike $67.50	1,130,000
3,675	Lam Research Corp. Call, 01/17/15, Strike $52.50	3,013,500
8,500	Micron Technology, Inc. Call, 01/15/16, Strike $25.00	5,036,250

		11,291,125

	TOTAL PURCHASED OPTIONS	22,621,300

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $70,039,631)	70,063,534

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (12.9%)
	Energy (2.3%)
25,800	Chesapeake Energy Corp.* 5.750%	30,764,500

	Financials (4.4%)
425,000	Affiliated Managers Group, Inc. 5.150%	27,067,187
60,250	Crown Castle International Corp. 4.500%	6,015,360
890,000	MetLife, Inc. 5.000%	27,100,500

		60,183,047

	Industrials (4.7%)
50,000	Genesee & Wyoming, Inc. 5.000%	6,510,750
192,223	Stanley Black & Decker, Inc. 4.750%	24,981,301
480,000	United Technologies Corp. 7.500%	31,747,200

		63,239,251

	Materials (0.4%)
285,000	Cliffs Natural Resources, Inc. 7.000%	5,417,850

NUMBER OF SHARES			VALUE

		Utilities (1.1%)
220,000		NextEra Energy, Inc. 5.599%	$14,443,000

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $143,562,505)	174,047,648

COMMON STOCKS (11.6%)
		Consumer Discretionary (1.1%)
22,450	CHF	Swatch Group, AG	14,436,247

		Energy (1.1%)
140,000		Schlumberger, Ltd.	14,217,000

		Financials (5.8%)
280,000		Citigroup, Inc.	13,414,800
245,000		First Republic Bank	12,436,200
218,000		Franklin Resources, Inc.	11,412,300
220,000		JPMorgan Chase & Company	12,315,600
190,000		T. Rowe Price Group, Inc.	15,604,700
270,000		Wells Fargo & Company	13,402,800

			78,586,400

		Health Care (1.2%)
315,000		Mylan, Inc.#	15,995,700

		Industrials (1.9%)
170,000		Chicago Bridge & Iron Company, NV	13,611,900
170,000		Eaton Corp., PLC	12,348,800

			25,960,700

		Information Technology (0.5%)
90,000		QUALCOMM, Inc.	7,083,900

		TOTAL COMMON STOCKS (Cost $122,667,781)	156,279,947

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTION (0.1%) #
		Information Technology (0.1%)
5,700		Microchip Technology, Inc. Put, 01/17/15, Strike $42.00 (Cost $1,455,402)	1,011,750

98	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (1.7%)
23,827,076	Fidelity Prime Money Market Fund - Institutional Class (Cost $23,827,076)	$23,827,076

TOTAL INVESTMENTS (99.3%) (Cost $1,184,126,480)		1,341,100,655

OTHER ASSETS, LESS LIABILITIES (0.7%)		10,051,535

NET ASSETS (100.0%)		$1,351,152,190

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTION (0.0%) #
	Information Technology (0.0%)
5,700	Microchip Technology, Inc. Put, 01/17/15, Strike $37.00 (Premium $558,341)	(427,500)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	07/17/14	1,251,000	$2,110,942	$(19,897)
Brown Brothers Harriman & Company	British Pound Sterling	07/17/14	125,000	210,925	(1,091)
Brown Brothers Harriman & Company	European Monetary Unit	07/17/14	8,030,000	11,138,538	11,350
Citibank N.A.	Hong Kong Dollar	07/17/14	46,414,000	5,987,605	419
Northern Trust Company	Mexican Peso	07/17/14	63,568,000	4,830,297	(8,227)
Northern Trust Company	Swiss Franc	07/17/14	11,792,000	13,406,335	74,781

					$57,335

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2014.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
HKD	Hong Kong Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	99

Total Return Bond Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (95.7%)
	Consumer Discretionary (19.1%)
1,000,000	British Telecommunications, PLC 2.350%, 02/14/19	$1,002,440
1,000,000	Carnival Corp. 3.950%, 10/15/20	1,039,050
1,000,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	1,075,000
400,000	Chrysler Group, LLC* 8.000%, 06/15/19	437,750
1,000,000	DIRECTV Holdings, LLC 3.550%, 03/15/15	1,025,420
800,000	Expedia, Inc. 5.950%, 08/15/20	890,552
1,700,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	1,975,281
	General Motors Company, Inc.
1,300,000	3.250%, 05/15/18	1,315,437
250,000	2.750%, 05/15/16	254,219
2,000,000	Harley-Davidson Financial Services, Inc.* 1.150%, 09/15/15	2,012,290
1,500,000	Hasbro, Inc. 6.125%, 05/15/14	1,502,302
	Icahn Enterprises, LP*
800,000	6.000%, 08/01/20	847,000
500,000	3.500%, 03/15/17	505,938
	Interpublic Group of Companies, Inc.
1,000,000	2.250%, 11/15/17	1,010,925
500,000	4.000%, 03/15/22	507,763
1,500,000	Kohl’s Corp. 3.250%, 02/01/23	1,425,675
1,100,000	Lennar Corp. 4.500%, 06/15/19	1,114,437
2,000,000	Macy’s, Inc. 3.875%, 01/15/22	2,078,240
500,000	Mattel, Inc. 1.700%, 03/15/18	495,640
380,000	NCL Corp., Ltd. - Class C 5.000%, 02/15/18	394,013
1,000,000	Ralph Lauren Corp. 2.125%, 09/26/18	1,007,300
1,000,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	1,040,000

		22,956,672

	Consumer Staples (6.6%)
2,000,000	Diageo, PLC 1.500%, 05/11/17	2,021,450
1,000,000	Kellogg Company 4.450%, 05/30/16	1,071,150
	Reynolds American, Inc.
1,000,000	3.250%, 11/01/22	952,950
1,000,000	1.050%, 10/30/15	1,001,870

PRINCIPAL AMOUNT		VALUE
750,000	Smithfield Foods, Inc.* 5.250%, 08/01/18	$786,094
2,000,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	2,048,870

		7,882,384

	Energy (10.3%)
750,000	Cimarex Energy Company 5.875%, 05/01/22	817,969
1,000,000	Diamond Offshore Drilling, Inc. 3.450%, 11/01/23	991,770
2,000,000	FMC Technologies, Inc. 2.000%, 10/01/17	2,016,190
814,000	Frontier Oil Corp. 6.875%, 11/15/18	868,904
1,000,000	Hess Corp. 8.125%, 02/15/19	1,262,400
500,000	Nabors Industries, Inc.* 2.350%, 09/15/16	512,813
1,000,000	Noble Holding International, Ltd. 3.450%, 08/01/15	1,031,560
1,000,000	Rowan Companies, Inc. 7.875%, 08/01/19	1,226,395
2,000,000	Schlumberger Investment, SA* 1.950%, 09/14/16	2,048,990
1,000,000	SESI, LLC 6.375%, 05/01/19	1,071,875
500,000	Tennessee Gas Pipeline Company 8.000%, 02/01/16	558,615

		12,407,481

	Financials (12.9%)
1,000,000	American Tower Corp. 5.900%, 11/01/21	1,133,655
1,000,000	AON Corp. 5.000%, 09/30/20	1,116,115
1,500,000	Bank of America Corp. 4.125%, 01/22/24	1,525,402
1,000,000	BB&T Corp. 2.850%, 04/01/21	1,002,285
1,000,000	Berkshire Hathaway Finance Corp. 2.900%, 10/15/20	1,020,535
2,000,000	Citigroup, Inc. 1.700%, 07/25/16	2,023,910
500,000	Crown Castle International Corp. 2.381%, 12/15/17	506,860
1,000,000	Deutsche Bank, AG 2.500%, 02/13/19	1,009,265
1,000,000	Fifth Third Bancorp 2.300%, 03/01/19	999,400
1,000,000	Goldman Sachs Group, Inc. 2.625%, 01/31/19	1,003,105
1,500,000	JPMorgan Chase & Company 3.875%, 02/01/24	1,526,880

100	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
1,000,000	Prudential Financial, Inc. 4.750%, 09/17/15	$1,055,380
1,500,000	Wells Fargo & Company 4.125%, 08/15/23	1,531,335

		15,454,127

	Health Care (11.9%)
1,000,000	AbbVie, Inc. 1.750%, 11/06/17	1,008,600
2,000,000	Actavis, PLC 1.875%, 10/01/17	2,015,590
500,000	Agilent Technologies, Inc. 6.500%, 11/01/17	576,837
1,000,000	Celgene Corp. 1.900%, 08/15/17	1,015,340
1,000,000	Edwards Lifesciences Corp. 2.875%, 10/15/18	1,018,185
1,000,000	Eli Lilly and Company 1.950%, 03/15/19	997,550
1,000,000	Express Scripts Holding Company 2.650%, 02/15/17	1,039,810
1,000,000	HCA, Inc. 3.750%, 03/15/19	1,007,500
2,000,000	Laboratory Corp. of America Holdings 2.200%, 08/23/17	2,029,880
	Mylan, Inc.
1,000,000	6.000%, 11/15/18*	1,057,695
1,000,000	2.600%, 06/24/18	1,013,400
1,000,000	Thermo Fisher Scientific, Inc. 1.850%, 01/15/18	1,002,675
500,000	Zoetis, Inc. 1.875%, 02/01/18	499,078

		14,282,140

	Industrials (11.3%)
1,000,000	AGCO Corp. 5.875%, 12/01/21	1,095,295
	Bombardier, Inc.*
830,000	4.750%, 04/15/19	845,044
500,000	4.250%, 01/15/16	520,000
1,200,000	CNH Industrial Capital, LLC 3.250%, 02/01/17	1,227,000
1,000,000	Eaton Corp. 1.500%, 11/02/17	1,001,440
500,000	Illinois Tool Works, Inc. 1.950%, 03/01/19	498,770
1,500,000	Joy Global, Inc. 5.125%, 10/15/21	1,630,642
1,000,000	PACCAR Financial Corp. 1.600%, 03/15/17	1,011,835
1,495,000	Parker-Hannifin Corp. 5.500%, 05/15/18	1,695,764
1,000,000	Roper Industries, Inc. 1.850%, 11/15/17	1,007,735

PRINCIPAL AMOUNT		VALUE
1,000,000	Triumph Group, Inc. 8.625%, 07/15/18	$1,057,500
2,000,000	Verisk Analytics, Inc. 4.125%, 09/12/22	2,021,640

		13,612,665

	Information Technology (12.9%)
1,000,000	Activision Blizzard, Inc.* 5.625%, 09/15/21	1,068,125
2,000,000	Amphenol Corp. 4.000%, 02/01/22	2,036,070
1,000,000	Anixter International, Inc. 5.950%, 03/01/15	1,038,125
1,000,000	Anixter, Inc. 5.625%, 05/01/19	1,071,875
2,000,000	Autodesk, Inc. 1.950%, 12/15/17	2,018,710
1,000,000	CA, Inc. 5.375%, 12/01/19	1,131,235
1,500,000	eBay, Inc. 3.250%, 10/15/20	1,543,695
1,500,000	Fiserv, Inc. 3.500%, 10/01/22	1,485,608
1,500,000	Juniper Networks, Inc. 3.100%, 03/15/16	1,548,847
1,500,000	Nuance Communications, Inc.* 5.375%, 08/15/20	1,515,937
1,000,000	Seagate Technology, PLC* 3.750%, 11/15/18	1,037,500

		15,495,727

	Materials (7.9%)
2,000,000	Agrium, Inc. 3.150%, 10/01/22	1,946,650
1,562,000	ArcelorMittal S.A. 5.750%, 08/05/20	1,657,672
1,000,000	Ashland, Inc. 3.000%, 03/15/16	1,021,250
1,000,000	Barrick Gold Corp. 6.950%, 04/01/19	1,192,615
1,500,000	Newmont Mining Corp. 5.125%, 10/01/19	1,643,070
2,000,000	Xstrata, PLC* 3.600%, 01/15/17	2,092,780

		9,554,037

	Telecommunication Services (2.0%)
690,000	CenturyLink, Inc. 6.750%, 12/01/23	742,126
	Verizon Communications, Inc.
1,000,000	3.650%, 09/14/18	1,068,090
500,000	5.150%, 09/15/23	551,443

		2,361,659

See accompanying Notes to Schedule of Investments	www.calamos.com	101

Total Return Bond Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Utilities (0.8%)
1,000,000	NextEra Energy, Inc. 2.700%, 09/15/19	$1,010,440

	TOTAL CORPORATE BONDS (Cost $111,683,452)	115,017,332

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (3.5%)
4,251,796	Fidelity Prime Money Market Fund - Institutional Class (Cost $4,251,796)	4,251,796

TOTAL INVESTMENTS (99.2%) (Cost $115,935,248)		119,269,128

OTHER ASSETS, LESS LIABILITIES (0.8%)		993,151

NET ASSETS (100.0%)		$120,262,279

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

102	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

High Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (89.4%)
	Consumer Discretionary (24.6%)
600,000	Altice, SA* 7.750%, 05/15/22	$626,250
	American Axle & Manufacturing, Inc.
2,560,000	6.625%, 10/15/22	2,784,000
440,000	6.250%, 03/15/21	466,675
500,000	Bon-Ton Department Stores, Inc. 8.000%, 06/15/21	480,313
210,000	Brunswick Corp.* 4.625%, 05/15/21	208,031
2,600,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	2,795,000
155,000	Century Communities* 6.875%, 05/15/22	153,820
	Chrysler Group, LLC*
2,100,000	8.250%, 06/15/21	2,361,187
600,000	8.000%, 06/15/19	656,625
550,000	Cogeco Cable, Inc.* 4.875%, 05/01/20	554,469
1,060,000	D.R. Horton, Inc. 3.750%, 03/01/19	1,061,325
2,276,000	Dana Holding Corp. 6.750%, 02/15/21	2,468,037
1,144,000	Dillard’s, Inc.~ 7.130%, 08/01/18	1,319,890
	DISH DBS Corp.
1,580,000	5.125%, 05/01/20	1,662,950
1,430,000	5.875%, 07/15/22~	1,545,294
1,700,000	Dufry Finance, SCA* 5.500%, 10/15/20	1,769,063
1,300,000	Goodyear Tire & Rubber Company 8.250%, 08/15/20	1,441,375
1,610,000	Greektown Holdings, LLC* 8.875%, 03/15/19	1,663,331
	Icahn Enterprises, LP*
2,744,000	5.875%, 02/01/22	2,792,020
1,230,000	6.000%, 08/01/20	1,302,263
190,000	4.875%, 03/15/19	192,731
2,700,000	Jaguar Land Rover Automotive, PLC* 8.125%, 05/15/21	3,061,125
1,050,000	Lennar Corp. 4.500%, 06/15/19	1,063,781
1,400,000	Liberty Interactive, LLC 8.500%, 07/15/29	1,540,000
2,500,000	Mediacom Broadband, LLC / Mediacom Broadband Corp.* 5.500%, 04/15/21	2,500,000
	Meritage Homes Corp.
2,175,000	7.000%, 04/01/22	2,391,141
1,000,000	7.150%, 04/15/20	1,113,125
1,070,000	NCL Corp., Ltd. - Class C 5.000%, 02/15/18	1,109,456

PRINCIPAL AMOUNT		VALUE
	Neiman Marcus Group LTD, LLC*
275,000	8.750%, 10/15/21	$304,563
225,000	8.000%, 10/15/21	247,359
1,600,000	Netflix, Inc. 5.375%, 02/01/21	1,671,000
	Numericable Group, SA*
1,200,000	6.000%, 05/15/22	1,230,000
200,000	6.250%, 05/15/24	204,750
1,500,000	Outerwall, Inc. 6.000%, 03/15/19	1,558,125
530,000	Quiksilver, Inc. / QS Wholesale, Inc.* 7.875%, 08/01/18	575,381
1,055,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	1,190,172
3,438,000	Ryland Group, Inc. 6.625%, 05/01/20	3,738,825
1,345,000	Sally Holdings, LLC / Sally Capital, Inc. 5.500%, 11/01/23	1,373,581
1,500,000	Six Flags Entertainment Corp.* 5.250%, 01/15/21	1,521,563
621,000	Taylor Morrison Communities, Inc.* 5.250%, 04/15/21	629,151
627,000	Time, Inc.* 5.750%, 04/15/22	625,041
	Toll Brothers Finance Corp.
1,350,000	5.625%, 01/15/24	1,404,000
1,200,000	4.000%, 12/31/18	1,231,500
1,600,000	Viking Cruises, Ltd.* 8.500%, 10/15/22	1,816,000
1,900,000	WMG Acquisition Corp.* 6.750%, 04/15/22	1,913,062

		62,317,350

	Consumer Staples (4.2%)
430,000	Alphabet Holding Company, Inc. 7.750%, 11/01/17	445,587
1,800,000	Fidelity & Guaranty Life Holdings, Inc.* 6.375%, 04/01/21	1,926,000
2,482,000	JBS USA, LLC* 7.250%, 06/01/21	2,680,560
2,890,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	3,054,369
	Post Holdings, Inc.
2,337,000	7.375%, 02/15/22	2,516,657
90,000	7.375%, 02/15/22*	95,963

		10,719,136

	Energy (15.3%)
370,000	Atwood Oceanics, Inc. 6.500%, 02/01/20	396,594
1,030,000	Bonanza Creek Energy, Inc. 6.750%, 04/15/21	1,102,100
2,310,000	Calfrac Holdings, LP* 7.500%, 12/01/20	2,458,706

See accompanying Notes to Schedule of Investments	www.calamos.com	103

High Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Calumet Specialty Products Partners, LP
1,500,000	9.625%, 08/01/20	$1,733,437
463,000	6.500%, 04/15/21*	464,158
	Carrizo Oil & Gas, Inc.
1,600,000	8.625%, 10/15/18	1,715,000
1,460,000	7.500%, 09/15/20	1,606,000
1,390,000	Chesapeake Oilfield Operating, LLC 6.625%, 11/15/19	1,453,419
1,090,000	Cimarex Energy Company 5.875%, 05/01/22	1,188,781
1,520,000	CONSOL Energy, Inc.* 5.875%, 04/15/22	1,572,250
1,700,000	Crestwood Midstream Partners, LP* 6.125%, 03/01/22	1,782,875
1,655,000	Drill Rigs Holdings, Inc.* 6.500%, 10/01/17	1,709,822
1,300,000	Energy Transfer Equity, LP 5.875%, 01/15/24	1,329,250
1,375,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	1,485,000
520,000	Forum Energy Technologies, Inc.* 6.250%, 10/01/21	551,525
2,875,000	Gulfmark Offshore, Inc. 6.375%, 03/15/22	2,991,797
1,460,000	Gulfport Energy Corp. 7.750%, 11/01/20	1,599,613
1,850,000	Linn Energy, LLC*‡ 7.250%, 11/01/19	1,917,062
2,000,000	Oasis Petroleum, Inc. 6.875%, 01/15/23	2,171,250
600,000	Pacific Drilling, SA* 5.375%, 06/01/20	585,750
2,013,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/18	2,161,459
745,000	Pioneer Energy Services Corp.* 6.125%, 03/15/22	765,953
1,873,000	Rice Energy, Inc.* 6.250%, 05/01/22	1,874,171
2,900,000	W&T Offshore, Inc. 8.500%, 06/15/19	3,148,312
1,060,000	Western Refining, Inc. 6.250%, 04/01/21	1,102,400

		38,866,684

	Financials (4.5%)
2,134,000	AON Corp. 8.205%, 01/01/27	2,696,373
525,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	548,953
910,000	First Cash Financial Services, Inc.* 6.750%, 04/01/21	943,556
750,000	iStar Financial, Inc. 4.875%, 07/01/18	767,813

PRINCIPAL AMOUNT		VALUE
	Jefferies Finance, LLC*
1,000,000	7.375%, 04/01/20	$1,053,125
694,000	6.875%, 04/15/22	697,470
	Nationstar Mortgage, LLC / Nationstar Capital Corp.
895,000	6.500%, 07/01/21	857,522
600,000	7.875%, 10/01/20	614,625
1,500,000	Neuberger Berman Group LLC* 5.875%, 03/15/22	1,608,750
1,460,000	Nuveen Investments, Inc.* 9.125%, 10/15/17	1,600,525

		11,388,712

	Health Care (6.4%)
850,000	Alere, Inc. 6.500%, 06/15/20	893,562
3,200,000	Community Health Systems, Inc. 7.125%, 07/15/20	3,438,000
198,000	ConvaTec Finance International, SA* 8.250%, 01/15/19	203,816
385,000	Grifols Worldwide Operations, Ltd.* 5.250%, 04/01/22	392,700
725,000	HCA Holdings, Inc. 6.250%, 02/15/21	769,406
3,300,000	HCA, Inc. 7.750%, 05/15/21	3,630,000
2,155,000	Hologic, Inc. 6.250%, 08/01/20	2,284,300
980,000	Salix Pharmaceuticals, Ltd.* 6.000%, 01/15/21	1,052,887
1,590,000	Tenet Healthcare Corp. 6.750%, 02/01/20	1,677,450
	Valeant Pharmaceuticals International, Inc.*
1,000,000	7.250%, 07/15/22	1,096,250
290,000	7.500%, 07/15/21	323,713
450,000	VPII Escrow Corp.* 6.750%, 08/15/18	488,813

		16,250,897

	Industrials (10.9%)
1,655,000	ACCO Brands Corp.~ 6.750%, 04/30/20	1,717,062
2,135,000	Amsted Industries, Inc.* 5.000%, 03/15/22	2,132,331
1,530,000	Digitalglobe, Inc. 5.250%, 02/01/21	1,509,919
2,100,000	Dycom Investments, Inc. 7.125%, 01/15/21	2,275,875
1,836,000	Edgen Murray Corp.* 8.750%, 11/01/20	2,124,022
1,012,000	Garda World Security Corp.* 7.250%, 11/15/21	1,060,702
790,000	GrafTech International, Ltd. 6.375%, 11/15/20	810,738

104	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
725,000	Meritor, Inc. 6.750%, 06/15/21	$767,594
627,000	Michael Baker Holdings, LLC / Michael Baker Finance Corp.* 8.875%, 04/15/19	634,838
1,350,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.* 8.250%, 10/15/18	1,437,750
740,000	Navistar International Corp. 8.250%, 11/01/21	757,113
736,000	Nortek, Inc. 8.500%, 04/15/21	812,360
2,150,000	Rexel, SA* 6.125%, 12/15/19	2,293,781
1,530,000	Spirit AeroSystems, Inc.* 5.250%, 03/15/22	1,553,906
2,825,000	Titan International, Inc.* 6.875%, 10/01/20	2,980,375
1,200,000	United Continental Holdings, Inc. 6.375%, 06/01/18	1,296,750
3,000,000	United Rentals North America, Inc. 7.625%, 04/15/22	3,386,250

		27,551,366

	Information Technology (7.4%)
330,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	350,213
1,850,000	Activision Blizzard, Inc.* 5.625%, 09/15/21	1,976,031
1,860,000	Amkor Technology, Inc. 6.625%, 06/01/21	1,990,200
2,500,000	Belden, Inc.* 5.500%, 09/01/22	2,528,125
3,000,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	3,388,125
1,266,000	Magnachip Semiconductor, Inc. 6.625%, 07/15/21	1,259,670
3,000,000	Nuance Communications, Inc.* 5.375%, 08/15/20	3,031,875
	NXP Semiconductors, NV*
800,000	5.750%, 02/15/21	847,500
200,000	5.750%, 03/15/23	210,750
2,900,000	Viasystems, Inc.* 7.875%, 05/01/19	3,106,625

		18,689,114

	Materials (9.6%)
2,379,000	ArcelorMittal S.A. 5.750%, 08/05/20	2,524,714
2,600,000	Ashland, Inc. 4.750%, 08/15/22	2,575,625
1,363,000	Chemtura Corp. 5.750%, 07/15/21	1,416,668
500,000	Constellium, NV* 5.750%, 05/15/24	512,500

PRINCIPAL AMOUNT		VALUE
	First Quantum Minerals, Ltd.*
690,000	7.000%, 02/15/21	$699,488
690,000	6.750%, 02/15/20	698,625
2,175,000	FMG Resources* 8.250%, 11/01/19	2,400,656
1,800,000	Greif, Inc. 7.750%, 08/01/19	2,059,875
	INEOS Group Holdings, SA*
800,000	6.125%, 08/15/18	831,000
600,000	5.875%, 02/15/19	612,750
3,000,000	New Gold, Inc.* 6.250%, 11/15/22	3,082,500
2,455,000	Plastipak Holdings, Inc.* 6.500%, 10/01/21	2,565,475
	Sealed Air Corp.*
550,000	6.500%, 12/01/20	609,469
300,000	5.250%, 04/01/23	304,500
2,395,000	Trinseo Materials Operating, SCA 8.750%, 02/01/19	2,564,147
754,000	United States Steel Corp. 6.875%, 04/01/21	805,366

		24,263,358

	Telecommunication Services (4.5%)
1,560,000	Brightstar Corp.* 7.250%, 08/01/18	1,720,875
912,000	CenturyLink, Inc. 6.750%, 12/01/23	980,897
745,000	Frontier Communications Corp. 7.625%, 04/15/24	773,869
	Intelsat, SA
1,450,000	7.750%, 06/01/21	1,513,437
100,000	8.125%, 06/01/23	105,313
690,000	Sprint Communications, Inc. 6.000%, 11/15/22	696,037
	Sprint Corp.*
2,570,000	7.250%, 09/15/21	2,801,300
580,000	7.875%, 09/15/23	639,450
320,000	7.125%, 06/15/24	335,400
1,820,000	T-Mobile USA, Inc. 6.625%, 04/01/23	1,951,950

		11,518,528

	Utilities (2.0%)
1,400,000	AES Corp.~ 7.375%, 07/01/21	1,603,875
1,600,000	AmeriGas Finance Corp. 7.000%, 05/20/22	1,764,000
1,625,000	Calpine Corp.* 6.000%, 01/15/22	1,726,562

		5,094,437

	TOTAL CORPORATE BONDS (Cost $216,181,541)	226,659,582

See accompanying Notes to Schedule of Investments	www.calamos.com	105

High Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (3.5%)
	Consumer Discretionary (0.5%)
975,000	MGM Resorts International 4.250%, 04/15/15	$1,388,434

	Financials (1.4%)
2,134,000	Ares Capital Corp. 5.750%, 02/01/16	2,317,812
1,100,000	MGIC Investment Corp. 5.000%, 05/01/17	1,266,083

		3,583,895

	Industrials (0.6%)
900,000	Trinity Industries, Inc. 3.875%, 06/01/36	1,492,083

	Materials (1.0%)
2,200,000	Glencore Finance Europe, SA 5.000%, 12/31/14	2,413,578

	TOTAL CONVERTIBLE BONDS (Cost $8,406,297)	8,877,990

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (1.7%)
	Energy (0.5%)
1,125	Chesapeake Energy Corp.* 5.750%	1,352,812

	Industrials (0.7%)
25,000	United Technologies Corp. 7.500%	1,653,500

	Utilities (0.5%)
19,000	NextEra Energy, Inc. 5.599%	1,247,350

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,725,147)	4,253,662

SHORT TERM INVESTMENT (4.5%)
11,582,952	Fidelity Prime Money Market Fund - Institutional Class (Cost $11,582,952)	11,582,952

TOTAL INVESTMENTS (99.1%) (Cost $239,895,937)		251,374,186

OTHER ASSETS, LESS LIABILITIES (0.9%)		2,235,172

NET ASSETS (100.0%)		$253,609,358

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $565,814.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2014.

106	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (29.2%)
	Consumer Discretionary (4.0%)
10,000,000	Ctrip.com International, Ltd.* 1.250%, 10/15/18	$9,770,250
8,000,000	HomeAway, Inc.* 0.125%, 04/01/19	7,729,600
6,000,000	Iconix Brand Group, Inc. 1.500%, 03/15/18	8,765,040
	Jarden Corp.
12,000,000	1.875%, 09/15/18	16,292,160
5,000,000	1.500%, 06/15/19*	5,913,350
4,000,000	M/I Homes, Inc. 3.000%, 03/01/18	4,269,540
9,635,000	Meritage Homes Corp. 1.875%, 09/15/32	10,054,845
16,500,000	MGM Resorts International 4.250%, 04/15/15	23,496,578
9,000,000	Shutterfly, Inc.* 0.250%, 05/15/18	8,872,245
9,000,000	Sirius XM Holdings, Inc.* 7.000%, 12/01/14	15,941,925
4,000,000	Standard Pacific Corp. 1.250%, 08/01/32	4,849,860
20,000,000	Tesla Motors, Inc. 0.250%, 03/01/19	18,565,300
9,500,000	Toll Brothers Finance Corp. 0.500%, 09/15/32	9,860,715
10,000,000	Vipshop Holdings, Ltd. 1.500%, 03/15/19	10,004,900

		154,386,308

	Energy (2.7%)
	Alpha Natural Resources, Inc.~
4,000,000	3.750%, 12/15/17	3,380,360
2,500,000	4.875%, 12/15/20	2,065,562
10,000,000	Chesapeake Energy Corp. 2.750%, 11/15/35	10,488,950
9,000,000	Energy XXI Bermuda, Ltd.* 3.000%, 12/15/18	8,891,325
6,850,000	Helix Energy Solutions Group, Inc. 3.250%, 03/15/32	8,779,576
9,000,000	Newpark Resources, Inc. 4.000%, 10/01/17	11,928,600
11,500,000	Petroleum Development Corp.* 3.250%, 05/15/16	18,621,720
	SEACOR Holdings, Inc.
14,295,000	2.500%, 12/15/27	16,637,665
5,000,000	3.000%, 11/15/28*	4,932,375
16,000,000	Stone Energy Corp. 1.750%, 03/01/17	21,210,880

		106,937,013

PRINCIPAL AMOUNT		VALUE

	Financials (2.1%)
4,000,000	American Residential Properties OP, LP*~ 3.250%, 11/15/18	$4,278,720
6,200,000	Amtrust Financial Services, Inc.~ 5.500%, 12/15/21	9,252,508
2,000,000	Cowen Group, Inc.* 3.000%, 03/15/19	2,107,620
	Encore Capital Group, Inc.
5,000,000	3.000%, 11/27/17	7,385,575
5,000,000	2.875%, 03/15/21*	4,815,100
10,000,000	Forest City Enterprises, Inc. 4.250%, 08/15/18	11,208,600
6,000,000	Forestar Group, Inc. 3.750%, 03/01/20	6,270,900
4,200,000	FXCM, Inc.* 2.250%, 06/15/18	4,444,629
18,000,000	PHH Corp. 4.000%, 09/01/14	18,751,140
5,000,000	Starwood Property Trust, Inc. 4.550%, 03/01/18	5,789,125
10,000,000	Walter Investment Management Corp. 4.500%, 11/01/19	9,267,650

		83,571,567

	Health Care (4.1%)
5,000,000	Allscripts Healthcare Solutions, Inc.*~ 1.250%, 07/01/20	5,578,400
6,500,000	AMAG Pharmaceuticals, Inc.~ 2.500%, 02/15/19	6,505,785
	BioMarin Pharmaceutical, Inc.
1,250,000	1.500%, 10/15/20	1,285,338
1,250,000	0.750%, 10/15/18	1,281,519
9,500,000	Brookdale Senior Living, Inc. 2.750%, 06/15/18	12,515,585
3,500,000	Emergent Biosolutions, Inc.* 2.875%, 01/15/21	3,921,347
2,000,000	Fluidigm Corp. 2.750%, 02/01/34	2,132,530
7,000,000	Healthways, Inc. 1.500%, 07/01/18	7,802,375
7,700,000	Illumina, Inc.* 0.250%, 03/15/16	13,079,643
10,162,000	Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	10,729,040
3,000,000	InterMune, Inc. 2.500%, 09/15/18	3,788,310
15,000,000	LifePoint Hospitals, Inc. 3.500%, 05/15/14	15,813,075
1,100,000	Medidata Solutions, Inc.* 1.000%, 08/01/18	1,110,225

See accompanying Notes to Schedule of Investments	www.calamos.com	107

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Molina Healthcare, Inc.
10,500,000	3.750%, 10/01/14	$12,881,977
5,000,000	1.125%, 01/15/20	5,644,450
8,000,000	NuVasive, Inc. 2.750%, 07/01/17	9,067,040
15,000,000	Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	26,894,850
12,500,000	Volcano Corp. 1.750%, 12/01/17	11,940,562
5,000,000	Wright Medical Group, Inc. 2.000%, 08/15/17	6,258,800

		158,230,851

	Industrials (0.7%)
3,750,000	CBIZ, Inc.* 4.875%, 10/01/15	4,779,844
	Navistar International Corp.*
10,000,000	4.750%, 04/15/19	10,527,550
10,000,000	4.500%, 10/15/18	10,137,050

		25,444,444

	Information Technology (12.8%)
3,000,000	Blucora, Inc.* 4.250%, 04/01/19	3,352,950
7,750,000	Bottomline Technologies (de), Inc. 1.500%, 12/01/17	9,455,736
10,000,000	Broadsoft, Inc. 1.500%, 07/01/18	10,275,900
7,000,000	Canadian Solar, Inc.* 4.250%, 02/15/19	6,821,010
8,800,000	Cardtronics, Inc.* 1.000%, 12/01/20	8,194,296
15,900,000	Ciena Corp.* 3.750%, 10/15/18	20,619,199
10,000,000	Citrix Systems, Inc.* 0.500%, 04/15/19	10,000,000
20,400,000	Concur Technologies, Inc.* 0.500%, 06/15/18	21,896,238
5,800,000	Cornerstone OnDemand, Inc.* 1.500%, 07/01/18	6,033,885
10,716,000	CSG Systems International, Inc.* 3.000%, 03/01/17	13,494,391
5,000,000	Dealertrack Technologies, Inc. 1.500%, 03/15/17	6,819,050
11,900,000	Emulex Corp.* 1.750%, 11/15/18	11,846,629
7,300,000	Equinix, Inc. 3.000%, 10/15/14	11,999,448
12,752,000	Finisar Corp.* 0.500%, 12/15/33	14,657,786
9,500,000	Infinera Corp.* 1.750%, 06/01/18	10,040,408
13,000,000	InterDigital, Inc. 2.500%, 03/15/16	13,561,405

PRINCIPAL AMOUNT		VALUE
13,306,000	Ixia 3.000%, 12/15/15	$14,025,056
15,000,000	JDS Uniphase Corp.* 0.625%, 08/15/33	15,572,850
7,500,000	Lam Research Corp. 0.500%, 05/15/16	8,664,975
10,000,000	Mentor Graphics Corp. 4.000%, 04/01/31	12,129,650
12,000,000	Micron Technology, Inc. 1.625%, 02/15/33	29,094,840
2,500,000	Netsuite, Inc.* 0.250%, 06/01/18	2,571,250
15,000,000	Nuance Communications, Inc. 2.750%, 11/01/31	15,101,775
20,000,000	NVIDIA Corp.* 1.000%, 12/01/18	22,482,500
25,000,000	ON Semiconductor Corp. 2.625%, 12/15/26	30,522,000
5,200,000	Photronics, Inc. 3.250%, 04/01/16	5,761,158
5,000,000	Proofpoint, Inc.* 1.250%, 12/15/18	5,007,350
4,000,000	Qihoo 360 Technology Company, Ltd.* 2.500%, 09/15/18	4,399,500
7,000,000	Rambus, Inc.* 1.125%, 08/15/18	8,466,570
5,500,000	Rovi Corp. 2.625%, 02/15/40	5,561,683
18,500,000	Salesforce.com, Inc. 0.250%, 04/01/18	20,390,422
	SanDisk Corp.
8,900,000	0.500%, 10/15/20*	10,128,378
5,200,000	1.500%, 08/15/17	8,890,804
4,500,000	ServiceNow, Inc.* 0.000%, 11/01/18	4,552,740
10,000,000	SINA Corp.* 1.000%, 12/01/18	9,095,150
3,000,000	Spansion, Inc.* 2.000%, 09/01/20	4,301,340
6,250,000	SunEdison, Inc.* 2.000%, 10/01/18	9,324,375
	Take-Two Interactive Software, Inc.
5,000,000	1.000%, 07/01/18	5,857,800
4,000,000	1.750%, 12/01/16	5,017,140
5,000,000	TTM Technologies, Inc. 1.750%, 12/15/20	5,324,175
10,000,000	Web.com Group, Inc. 1.000%, 08/15/18	11,206,900
14,500,000	Workday, Inc.* 0.750%, 07/15/18	16,753,880
5,000,000	Xilinx, Inc. 2.625%, 06/15/17	8,270,725

108	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
16,601,000	Yandex, NV* 1.125%, 12/15/18	$14,538,741
10,000,000	YY, Inc.* 2.250%, 04/01/19	8,682,200

		500,764,258

	Materials (2.8%)
4,000,000	B2Gold Corp.* 3.250%, 10/01/18	4,275,620
	Cemex, SAB de CV
10,000,000	3.250%, 03/15/16	14,240,150
5,000,000	3.750%, 03/15/18	7,348,975
20,000,000	Goldcorp, Inc. 2.000%, 08/01/14	20,063,400
2,950,000	Horsehead Holding Corp. 3.800%, 07/01/17	3,689,019
20,000,000	Newmont Mining Corp. 1.250%, 07/15/14	20,021,900
12,000,000	Royal Gold, Inc. 2.875%, 06/15/19	12,395,400
	RTI International Metals, Inc.
4,000,000	3.000%, 12/01/15	4,271,120
3,600,000	1.625%, 10/15/19	3,629,574
10,700,000	Steel Dynamics, Inc. 5.125%, 06/15/14	11,610,356
7,500,000	United States Steel Corp. 2.750%, 04/01/19	9,502,538

		111,048,052

	TOTAL CONVERTIBLE BONDS (Cost $1,065,137,859)	1,140,382,493

SYNTHETIC CONVERTIBLE SECURITIES (14.6%)¤
Corporate Bonds (14.6%)
	Consumer Discretionary (3.9%)
6,500,000	Amazon.com, Inc.~ 0.650%, 11/27/15	6,518,882
	American Honda Finance Corp.
1,000,000	1.000%, 08/11/15*~	1,007,015
500,000	1.125%, 10/07/16	504,458
500,000	0.730%, 10/07/16‡	504,118
6,000,000	British Telecommunications, PLC 1.250%, 02/14/17	6,006,120
2,800,000	Chrysler Group, LLC* 8.000%, 06/15/19	3,064,250
6,820,000	D.R. Horton, Inc. 3.750%, 03/01/19	6,828,525
	Daimler Finance North America, LLC*~
5,000,000	1.300%, 07/31/15	5,049,625
5,000,000	1.250%, 01/11/16	5,048,600
	DIRECTV Holdings, LLC
5,000,000	3.500%, 03/01/16~	5,228,875
5,000,000	2.400%, 03/15/17	5,137,075
	DISH DBS Corp.
10,000,000	4.250%, 04/01/18	10,450,000
5,000,000	6.625%, 10/01/14~	5,112,500

PRINCIPAL AMOUNT		VALUE
12,669,000	Express, LLC 8.750%, 03/01/18	$13,262,859
	Ford Motor Credit Company, LLC~
5,000,000	1.700%, 05/09/16	5,067,275
2,000,000	1.500%, 01/17/17	2,008,250
	General Motors Company, Inc.~
3,000,000	3.250%, 05/15/18	3,035,625
2,000,000	2.750%, 05/15/16	2,033,750
5,000,000	Harley-Davidson Financial Services, Inc.*~ 1.150%, 09/15/15	5,030,725
4,000,000	Hyundai Capital America*~ 1.625%, 10/02/15	4,040,540
5,000,000	Icahn Enterprises, LP*~ 3.500%, 03/15/17	5,059,375
4,564,000	L Brands, Inc.~ 5.250%, 11/01/14	4,666,690
	Lennar Corp.
12,000,000	4.125%, 12/01/18	12,172,500
2,760,000	4.500%, 06/15/19	2,796,225
5,000,000	Meritage Homes Corp. 4.500%, 03/01/18	5,131,250
5,605,000	NCL Corp. Ltd. - Class C~ 5.000%, 02/15/18	5,811,684
2,000,000	Nissan Motor Acceptance Corp.*~‡ 0.786%, 03/03/17	2,003,830
2,000,000	Numericable Group, SA* 4.875%, 05/15/19	2,018,750
210,000	Tenneco, Inc. 7.750%, 08/15/18	221,550
2,000,000	Thomson Reuters Corp. 0.875%, 05/23/16	1,997,690
2,500,000	Time Warner, Inc. 3.150%, 07/15/15	2,578,713
3,000,000	Toll Brothers Finance Corp. 4.000%, 12/31/18	3,078,750
8,750,000	Viacom, Inc. 1.250%, 02/27/15	8,803,637
3,000,000	Volkswagen International Finance, NV* 1.150%, 11/20/15	3,027,960

		154,307,671

	Consumer Staples (1.5%)
5,000,000	Anheuser-Busch InBev, NV~ 0.800%, 07/15/15	5,024,000
2,000,000	Campbell Soup~‡ 0.525%, 08/01/14	2,000,890
	ConAgra Foods, Inc.~
5,000,000	1.350%, 09/10/15	5,039,475
4,500,000	1.300%, 01/25/16	4,541,220
4,000,000	Constellation Brands, Inc.~ 7.250%, 09/01/16	4,510,000
3,000,000	Costco Wholesale Corp.~ 0.650%, 12/07/15	3,014,730

See accompanying Notes to Schedule of Investments	www.calamos.com	109

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	General Mills, Inc.~ 0.875%, 01/29/16	$501,838
6,561,000	Kellogg Company 1.125%, 05/15/15	6,603,515
2,000,000	Kimberly-Clark Corp.‡ 0.356%, 05/15/16	2,002,690
3,000,000	Kraft Foods Group, Inc.~ 1.625%, 06/04/15	3,035,580
5,000,000	PepsiCo, Inc. 0.700%, 08/13/15	5,015,450
11,347,000	Reynolds American, Inc. 1.050%, 10/30/15	11,368,219
3,000,000	Walgreen Company~ 1.000%, 03/13/15	3,013,845
1,000,000	WM Wrigley Jr Company*~ 1.400%, 10/21/16	1,007,660

		56,679,112

	Energy (1.6%)
11,500,000	Cameron International Corp. 1.600%, 04/30/15	11,618,622
5,000,000	Chesapeake Energy Corp.~ 3.250%, 03/15/16	5,062,500
	CNOOC, Ltd.
500,000	1.625%, 04/30/17	499,033
500,000	1.125%, 05/09/16~	500,380
2,000,000	Devon Energy Corp.~ 1.200%, 12/15/16	2,009,710
3,000,000	Enbridge, Inc.~‡ 0.883%, 10/01/16	3,011,595
3,235,000	Exterran Holdings, Inc.~ 7.250%, 12/01/18	3,427,078
13,000,000	Frontier Oil Corp. 6.875%, 11/15/18	13,876,850
8,000,000	Marathon Oil Corp. 0.900%, 11/01/15	8,029,840
1,500,000	Nabors Industries, Inc.*~ 2.350%, 09/15/16	1,538,438
7,000,000	Petrobras Global Finance, BV~ 2.000%, 05/20/16	7,000,420
5,876,000	SESI, LLC~ 6.375%, 05/01/19	6,298,337

		62,872,803

	Financials (2.5%)
5,000,000	ABN AMRO Bank, NV*~ 1.375%, 01/22/16	5,050,325
5,000,000	Aviation Capital Group Corp.*~ 3.875%, 09/27/16	5,196,875
8,000,000	Bank of America Corp.~ 1.250%, 01/11/16	8,052,920
7,750,000	BB&T Corp.~ 1.000%, 04/03/17	7,709,351
1,000,000	Berkshire Hathaway Finance Corp.~ 0.950%, 08/15/16	1,007,165

PRINCIPAL AMOUNT		VALUE
500,000	Berkshire Hathaway, Inc. 0.800%, 02/11/16	$503,153
5,585,000	BlackRock, Inc. 1.375%, 06/01/15	5,642,777
3,000,000	Charles Schwab Corp. 0.850%, 12/04/15	3,012,795
10,000,000	Citigroup, Inc. 1.300%, 04/01/16	10,058,200
1,850,000	Deutsche Bank, AG~ 1.400%, 02/13/17	1,858,602
7,000,000	Goldman Sachs Group, Inc.~ 1.600%, 11/23/15	7,074,655
	iStar Financial, Inc.
6,000,000	3.875%, 07/01/16~	6,195,000
1,000,000	4.875%, 07/01/18	1,023,750
	JPMorgan Chase & Company~
15,000,000	0.800%, 04/23/15	15,037,800
5,000,000	1.100%, 10/15/15	5,027,600
5,000,000	Leucadia National Corp. 8.125%, 09/15/15	5,446,875
6,000,000	Morgan Stanley 1.750%, 02/25/16	6,084,450
5,000,000	Wells Fargo & Company 1.500%, 07/01/15	5,061,075

		99,043,368

	Health Care (1.4%)
10,000,000	AbbVie, Inc.~ 1.200%, 11/06/15	10,090,050
	Amgen, Inc.~
14,193,000	1.875%, 11/15/14	14,308,105
5,000,000	2.500%, 11/15/16	5,188,700
1,000,000	ANZ New Zealand (Int’l), Ltd.*~ 1.400%, 04/27/17	1,000,465
3,000,000	Baxter International, Inc.~ 0.950%, 06/01/16	3,017,520
6,000,000	Community Health Systems, Inc. 5.125%, 08/15/18	6,311,250
4,400,000	Gilead Sciences, Inc.~ 2.400%, 12/01/14	4,449,434
	Mylan, Inc.
1,000,000	1.800%, 06/24/16	1,014,990
500,000	1.350%, 11/29/16~	501,970
3,050,000	Thermo Fisher Scientific, Inc.~ 3.200%, 05/01/15	3,126,540
1,000,000	VPII Escrow Corp.* 6.750%, 08/15/18	1,086,250
5,000,000	WellPoint, Inc. 1.250%, 09/10/15	5,045,450

		55,140,724

	Industrials (1.9%)
4,000,000	Air Lease Corp.~ 4.500%, 01/15/16	4,216,280

110	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
4,170,000	Bombardier, Inc.* 4.750%, 04/15/19	$4,245,581
	Caterpillar, Inc.~
5,000,000	0.950%, 06/26/15	5,032,200
4,625,000	0.700%, 02/26/16	4,634,181
	CNH Industrial Capital, LLC
5,675,000	3.875%, 11/01/15	5,823,969
4,800,000	3.250%, 02/01/17~	4,908,000
	Deluxe Corp.
4,382,000	5.125%, 10/01/14	4,442,252
1,250,000	7.000%, 03/15/19~	1,351,563
8,000,000	Eaton Corp. 0.950%, 11/02/15	8,048,360
1,000,000	GATX Corp. 1.250%, 03/04/17	996,810
	General Electric Capital Corp.
10,000,000	1.625%, 07/02/15	10,136,950
5,000,000	1.000%, 12/11/15~	5,040,175
1,400,000	General Electric Company~ 0.850%, 10/09/15	1,408,113
	John Deere Capital Corp.~
5,000,000	0.950%, 06/29/15	5,036,275
500,000	1.050%, 10/11/16	503,035
1,000,000	PACCAR Financial Corp.~ 0.800%, 02/08/16	1,004,065
5,000,000	Penske Truck Leasing Company, LP*~ 2.500%, 03/15/16	5,148,500
1,000,000	Rockwell Collins, Inc.‡ 0.583%, 12/15/16	1,002,780
3,000,000	Triumph Group, Inc. 8.625%, 07/15/18	3,172,500

		76,151,589

	Information Technology (1.0%)
10,000,000	Anixter International, Inc.~ 5.950%, 03/01/15	10,381,250
5,000,000	Hewlett-Packard Company~ 3.000%, 09/15/16	5,228,050
5,000,000	International Business Machines Corp.~ 0.550%, 02/06/15	5,013,100
5,000,000	Jabil Circuit, Inc.~ 7.750%, 07/15/16	5,671,875
4,000,000	NXP Semiconductors, NV*~ 3.750%, 06/01/18	4,002,500
5,000,000	Seagate Technology, PLC*~ 3.750%, 11/15/18	5,187,500
3,000,000	Texas Instruments, Inc. 0.450%, 08/03/15	3,005,445

		38,489,720

	Materials (0.4%)
5,000,000	Ashland, Inc.~ 3.000%, 03/15/16	5,106,250

PRINCIPAL AMOUNT		VALUE
1,000,000	BHP Billiton Finance USA, Ltd.~‡ 0.484%, 09/30/16	$1,000,840
7,625,000	Ecolab, Inc.~ 1.000%, 08/09/15	7,669,644

		13,776,734

	Telecommunication Services (0.3%)
	AT&T, Inc.~
6,155,000	0.800%, 12/01/15	6,178,204
5,000,000	0.900%, 02/12/16	5,019,025
	Verizon Communications, Inc.
500,000	2.500%, 09/15/16	517,825
500,000	1.763%, 09/15/16‡	514,798

		12,229,852

	Utilities (0.1%)
2,500,000	NextEra Energy, Inc.~ 1.200%, 06/01/15	2,515,575

	TOTAL CORPORATE BONDS	571,207,148

NUMBER OF CONTRACTS		VALUE
Purchased Options (0.0%)#
	Consumer Discretionary (0.0%)
1,284	GNC Holdings, Inc. Call, 05/17/14, Strike $47.50	99,510
790	Hanesbrands, Inc. Call, 06/21/14, Strike $80.00	276,500

		376,010

	Health Care (0.0%)
375	Pharmacyclics, Inc. Call, 05/17/14, Strike $145.00	9,375
684	Raptor Pharmaceutical Corp. Call, 05/17/14, Strike $25.00	1,710

		11,085

	Materials (0.0%)
3,200	Vale, SA Call, 01/17/15, Strike $17.00	91,200

	Other (0.0%)
1,543	CBOE SPX Volatility Index Call, 05/21/14, Strike $17.00	65,578

	TOTAL PURCHASED OPTIONS	543,873

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $566,025,304)	571,751,021

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (0.5%)
	Financials (0.5%)
101,500	Crown Castle International Corp. 4.500%	10,133,760

See accompanying Notes to Schedule of Investments	www.calamos.com	111

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
150,000		Weyerhaeuser Company 6.375%	$8,398,500

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $18,032,775)	18,532,260

COMMON STOCKS (47.5%)
		Consumer Discretionary (6.1%)
45,300		Amazon.com, Inc.#	13,777,089
3,000		AutoZone, Inc.~#	1,601,670
21,500		Bed Bath & Beyond, Inc.~#	1,335,795
130,145		Brunswick Corp.~	5,230,528
210,734		Burlington Stores, Inc.~#	5,476,977
45,000		CarMax, Inc.~#	1,970,100
59,300		CBS Corp. - Class B	3,425,168
27,500		Coach, Inc.~	1,227,875
286,100		Comcast Corp. - Class A~	14,808,536
76,500		D.R. Horton, Inc.~	1,704,420
20,000		Darden Restaurants, Inc.~	994,200
51,700		Delphi Automotive, PLC	3,455,628
151,552		Dick’s Sporting Goods, Inc.~	7,980,728
97,000		DIRECTV - Class A#	7,527,200
25,000		Discovery Communications, Inc.~#	1,897,500
51,000		Dollar General Corp.~#	2,878,440
404,000		Ford Motor Company	6,524,600
12,000		Fossil Group, Inc.#	1,279,800
15,000		Gap, Inc.	589,500
107,700		General Motors Company	3,713,496
160,634		Grupo Televisa, SAB	5,270,401
270,400		Home Depot, Inc.~	21,499,504
112,611		Ignite Restaurant Group, Inc.~#	1,592,319
35,000		Interpublic Group of Companies, Inc.	609,700
65,000		Johnson Controls, Inc.	2,934,100
226,334		Journal Communications, Inc.#	1,815,199
20,000		Kohl’s Corp.	1,095,800
253,881		Lamar Advertising Company#	12,673,739
44,500		Lennar Corp. - Class A	1,717,255
193,900		Lowe’s Companies, Inc.	8,901,949
27,500		Macy’s, Inc.	1,579,325
70,000		McDonald’s Corp.	7,096,600
102,418		Michael Kors Holdings, Ltd.~#	9,340,522
75,719	EUR	Moncler, S.p.A.#	1,333,315
89,400		Nike, Inc. - Class B	6,521,730
5,500		Priceline Group, Inc.#	6,367,625
92,000		PulteGroup, Inc.	1,691,880
11,000		PVH Corp.	1,381,270
20,000		Ross Stores, Inc.	1,361,600
59,300		Starbucks Corp.	4,187,766

NUMBER OF SHARES		VALUE
40,000	Target Corp.	$2,470,000
113,100	Time Warner, Inc.	7,516,626
71,100	TJX Companies, Inc.	4,136,598
20,000	TripAdvisor, Inc.#	1,614,800
211,200	Twenty-First Century Fox, Inc.	6,762,624
39,300	Viacom, Inc. - Class B	3,339,714
26,300	Vipshop Holdings, Ltd.#	3,686,997
208,300	Walt Disney Company~	16,526,522
18,000	Whirlpool Corp.	2,760,840
12,000	Wynn Resorts, Ltd.	2,446,680
20,000	Yum! Brands, Inc.	1,539,800

		239,172,050

	Consumer Staples (4.0%)
276,900	Altria Group, Inc.	11,106,459
118,500	Archer-Daniels-Midland Company	5,182,005
375,000	Coca-Cola Company~	15,296,250
75,400	Colgate-Palmolive Company~	5,074,420
90,000	ConAgra Foods, Inc.~	2,745,900
27,000	Costco Wholesale Corp.~	3,123,360
156,200	CVS Caremark Corp.	11,358,864
64,600	General Mills, Inc.	3,425,092
14,000	Hershey Company	1,347,360
35,000	Kellogg Company	2,339,050
32,300	Kimberly-Clark Corp.	3,625,675
62,833	Kraft Foods Group, Inc.	3,572,684
65,000	Kroger Co.	2,992,600
61,400	Lorillard, Inc.	3,648,388
39,900	Mead Johnson Nutrition Company	3,521,574
210,100	Mondelez International, Inc.	7,490,065
200,200	PepsiCo, Inc.~	17,195,178
167,000	Philip Morris International, Inc.	14,266,810
296,300	Procter & Gamble Company	24,459,565
200,900	Wal-Mart Stores, Inc.~	16,013,739

		157,785,038

	Energy (5.0%)
47,100	Anadarko Petroleum Corp.	4,663,842
24,500	Apache Corp.~	2,126,600
48,500	Baker Hughes, Inc.	3,390,150
152,225	Cameron International Corp.~#	9,888,536
207,400	Chevron Corp.	26,032,848
123,900	ConocoPhillips~	9,207,009
62,500	Devon Energy Corp.~	4,375,000
80,800	EOG Resources, Inc.	7,918,400
20,000	EQT Corp.~	2,179,800
469,520	Exxon Mobil Corp.	48,083,543
95,900	Halliburton Company	6,048,413
10,000	Helmerich & Payne, Inc.	1,086,500

112	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
18,000	Hess Corp.	$1,604,880
60,000	Marathon Oil Corp.	2,169,000
51,200	Marathon Petroleum Corp.	4,759,040
13,000	Murphy Oil Corp.	824,590
48,500	National Oilwell Varco, Inc.	3,808,705
70,000	Noble Energy, Inc.	5,024,600
80,800	Occidental Petroleum Corp.	7,736,600
54,650	Phillips 66	4,547,973
13,000	Pioneer Natural Resources Company	2,512,510
200,400	Schlumberger, Ltd.	20,350,620
102,400	Spectra Energy Corp.	4,066,304
105,000	Valero Energy Corp.	6,002,850
327,582	WPX Energy, Inc.~#	6,970,945

		195,379,258

	Financials (8.4%)
29,000	ACE, Ltd.	2,967,280
37,000	Aflac, Inc.~	2,320,640
102,400	Allstate Corp.	5,831,680
188,500	American Express Company~	16,480,555
237,000	American International Group, Inc.	12,591,810
32,300	Ameriprise Financial, Inc.	3,605,649
12,000	AvalonBay Communities, Inc.	1,638,600
1,275,000	Bank of America Corp.~	19,303,500
215,500	Bank of New York Mellon Corp.	7,298,985
91,600	BB&T Corp.	3,419,428
215,500	Berkshire Hathaway, Inc. - Class B~#	27,767,175
12,900	BlackRock, Inc.	3,882,900
114,062	Blackstone Group, LP~	3,368,251
70,000	Capital One Financial Corp.	5,173,000
150,000	Charles Schwab Corp.	3,982,500
20,000	Chubb Corp.~	1,841,600
312,500	Citigroup, Inc.~	14,971,875
51,000	Discover Financial Services~	2,850,900
110,000	Fifth Third Bancorp	2,267,100
65,000	Franklin Resources, Inc.	3,402,750
80,000	Genworth Financial, Inc. - Class A#	1,428,000
46,300	Goldman Sachs Group, Inc.~	7,399,666
95,379	Greenhill & Company, Inc.	4,783,257
45,000	Hartford Financial Services Group, Inc.	1,614,150
75,000	Invesco, Ltd.	2,640,750
666,980	JPMorgan Chase & Company~	37,337,540
76,500	Lincoln National Corp.	3,711,015
15,000	Macerich Company	973,650
168,240	MetLife, Inc.	8,807,364
238,810	Morgan Stanley~	7,386,393
90,000	PNC Financial Services Group, Inc.	7,563,600

NUMBER OF SHARES		VALUE
47,800	Principal Financial Group, Inc.	$2,238,952
55,000	Prologis, Inc.	2,234,650
90,500	Prudential Financial, Inc.	7,301,540
190,000	Regions Financial Corp.	1,926,600
44,200	Simon Property Group, Inc.	7,655,440
423,271	SLM Corp.	10,899,228
43,500	State Street Corp.	2,808,360
60,000	SunTrust Banks, Inc.	2,295,600
38,000	T. Rowe Price Group, Inc.	3,120,940
38,800	Travelers Companies, Inc.	3,514,504
369,000	US Bancorp~	15,047,820
30,000	Vornado Realty Trust	3,078,000
673,400	Wells Fargo & Company	33,427,576
303,871	WisdomTree Investments, Inc.#	3,430,704

		327,591,477

	Health Care (6.3%)
140,900	Abbott Laboratories~	5,458,466
227,100	AbbVie, Inc.~	11,827,368
18,300	Actavis, PLC#	3,739,239
26,500	Aetna, Inc.~	1,893,425
232,948	Agilent Technologies, Inc.~	12,588,510
20,000	Alexion Pharmaceuticals, Inc.~#	3,164,000
38,800	Allergan, Inc.	6,434,592
79,700	Amgen, Inc.	8,906,475
64,600	Baxter International, Inc.	4,702,234
49,285	Biogen Idec, Inc.~#	14,150,709
151,100	Bristol-Myers Squibb Company	7,568,599
40,000	CareFusion Corp.~#	1,562,400
26,500	Celgene Corp.~#	3,895,765
52,500	Cerner Corp.~#	2,693,250
35,500	Cigna Corp.~	2,841,420
20,000	Covidien, PLC	1,425,000
20,000	DaVita HealthCare Partners, Inc.~#	1,386,000
12,500	Edwards Lifesciences Corp.~#	1,018,375
97,000	Eli Lilly and Company	5,732,700
129,900	Express Scripts Holding Company#	8,648,742
25,000	Forest Laboratories, Inc.#	2,297,750
242,400	Gilead Sciences, Inc.~#	19,025,976
302,450	Johnson & Johnson	30,635,160
18,000	Laboratory Corp. of America Holdings#	1,776,600
97,000	Medtronic, Inc.	5,705,540
370,800	Merck & Company, Inc.~	21,714,048
81,000	Mylan, Inc.#	4,113,180
20,000	Perrigo Company, PLC	2,897,200
698,800	Pfizer, Inc.	21,858,464
15,000	Quest Diagnostics, Inc.	838,950
45,026	Receptos, Inc.#	1,521,429

See accompanying Notes to Schedule of Investments	www.calamos.com	113

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
8,000	Regeneron Pharmaceuticals, Inc.#	$2,375,120
24,500	St. Jude Medical, Inc.	1,555,015
15,000	Stryker Corp.	1,166,250
80,800	Thermo Fisher Scientific, Inc.	9,211,200
535,295	Unilife Corp.#	1,739,709
91,600	UnitedHealth Group, Inc.	6,873,664
25,000	WellPoint, Inc.	2,517,000

		247,459,524

	Industrials (4.9%)
54,900	3M Company	7,636,041
142,200	Boeing Company	18,346,644
65,700	Caterpillar, Inc.	6,924,780
100,000	CSX Corp.~	2,822,000
15,500	Cummins, Inc.~	2,338,175
64,600	Danaher Corp.~	4,740,348
53,300	Deere & Company~	4,975,022
150,800	Delta Air Lines, Inc.~	5,553,964
105,600	Eaton Corp., PLC	7,670,784
64,600	Emerson Electric Company	4,404,428
31,500	Expeditors International of Washington, Inc.~	1,299,060
37,700	FedEx Corp.	5,136,625
33,000	Fluor Corp.	2,498,100
70,000	General Dynamics Corp.	7,661,500
945,400	General Electric Company	25,421,806
258,204	Hertz Global Holdings, Inc.~#	7,351,068
99,700	Honeywell International, Inc.	9,262,130
43,100	Illinois Tool Works, Inc.	3,673,413
23,125	Jacobs Engineering Group, Inc.#	1,334,312
22,000	Kansas City Southern	2,219,360
70,000	Masco Corp.	1,406,300
38,800	Norfolk Southern Corp.	3,667,764
35,000	Pentair, Ltd.	2,600,150
31,200	Precision Castparts Corp.	7,896,408
50,000	Quanta Services, Inc.#	1,764,000
25,000	Robert Half International, Inc.	1,120,000
123,151	Sensata Technologies Holding, NV#	5,230,223
97,347	Terex Corp.	4,214,152
43,100	Union Pacific Corp.	8,207,533
88,900	United Parcel Service, Inc.	8,756,650
123,900	United Technologies Corp.	14,661,087

		190,793,827

	Information Technology (8.6%)
116,307	58.com, Inc.#	4,626,692
59,300	Accenture, PLC - Class A	4,757,046
20,000	Amphenol Corp. - Class A~	1,907,000
107,500	Apple, Inc.	63,434,675

NUMBER OF SHARES			VALUE
160,000		Applied Materials, Inc.~	$3,049,600
45,300		Automatic Data Processing, Inc.	3,531,588
35,000		Broadcom Corp. - Class A~	1,078,350
511,800		Cisco Systems, Inc.	11,827,698
132,500		Cognizant Technology Solutions Corp. - Class A~#	6,347,412
155,800		eBay, Inc.#	8,075,114
220,900		EMC Corp.	5,699,220
22,500		F5 Networks, Inc.~#	2,366,325
204,700		Facebook, Inc.~#	12,236,966
64,600		Fiserv, Inc.#	3,926,388
80,571		Global Payments, Inc.~	5,384,560
37,966		Google, Inc. - Class A~#	20,307,254
37,966		Google, Inc. - Class C~#	19,995,174
518,800		Intel Corp.~	13,846,772
95,200		International Business Machines Corp.	18,703,944
60,000		Juniper Networks, Inc.#	1,481,400
29,500		KLA-Tencor Corp.	1,887,705
199,300		MasterCard, Inc. - Class A~	14,658,515
56,000		Microchip Technology, Inc.	2,662,240
646,500		Microsoft Corp.	26,118,600
117,250		NCR Corp.#	3,577,298
371,200		Oracle Corp.~	15,174,656
28,507		Qihoo 360 Technology Company, Ltd.#	2,405,421
227,400		QUALCOMM, Inc.	17,898,654
20,000		Red Hat, Inc.#	973,000
97,000		TE Connectivity, Ltd.	5,721,060
20,000		Teradata Corp.#	909,200
129,300		Texas Instruments, Inc.	5,876,685
103,400		Visa, Inc.~	20,949,874
147,000		Yahoo!, Inc.#	5,284,650

			336,680,736

		Materials (1.6%)
28,000		Air Products & Chemicals, Inc.~	3,290,560
6,500		Airgas, Inc.~	690,690
9,000		CF Industries Holdings, Inc.~	2,206,530
172,400		Dow Chemical Company	8,602,760
105,600		E.I. du Pont de Nemours and Company	7,108,992
10,000		Eastman Chemical Company~	871,700
175,600		Freeport-McMoRan Copper & Gold, Inc.	6,035,372
555,843	GBP	Glencore Xstrata, PLC	2,999,201
53,900		LyondellBasell Industries, NV- Class A	4,985,750
93,700		Monsanto Company	10,372,590
75,400		Mosaic Company~	3,773,016

114	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
84,000	Newmont Mining Corp.	$2,085,720
17,200	PPG Industries, Inc.	3,330,264
37,700	Praxair, Inc.	4,921,735
15,000	Sigma-Aldrich Corp.	1,443,150

		62,718,030

	Telecommunication Services (1.1%)
560,400	AT&T, Inc.~	20,006,280
101,300	CenturyLink, Inc.	3,536,383
420,200	Verizon Communications, Inc.~	19,635,946

		43,178,609

	Utilities (1.5%)
105,000	AES Corp.~	1,517,250
67,900	American Electric Power Company, Inc.	3,653,699
55,000	CMS Energy Corp.~	1,667,050
40,000	Consolidated Edison, Inc.~	2,321,200
48,500	Dominion Resources, Inc.	3,518,190
134,700	Duke Energy Corp.	10,033,803
50,000	Edison International~	2,828,000
24,000	Entergy Corp.~	1,740,000
70,000	Exelon Corp.~	2,452,100
50,000	FirstEnergy Corp.	1,687,500
82,400	NextEra Energy, Inc.	8,227,640
20,000	Northeast Utilities	945,200
60,000	PG&E Corp.	2,734,800
50,000	PPL Corp.	1,667,000
60,000	Public Service Enterprise Group, Inc.	2,458,200
173,500	Southern Company	7,951,505
45,000	Xcel Energy, Inc.	1,434,150

		56,837,287

	TOTAL COMMON STOCKS (Cost $1,739,119,938)	1,857,595,836

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.1%)#
	Information Technology (0.0%)
900	Mastercard, Inc. Put, 05/02/14, Strike $69.00	11,700

	Other (0.1%)
242	iShares NASDAQ Biotechnology ETF Put, 05/17/14, Strike $220.00	71,995
713	iShares Russell 2000 ETF Put, 05/17/14, Strike $112.00	131,192

NUMBER OF CONTRACTS			VALUE
		S & P 500 Index
1,000		Put, 05/23/14, Strike $1,770.00	$265,000
1,000		Put, 06/21/14, Strike $1,765.00	880,000
750		Put, 07/19/14, Strike $1,760.00	1,140,000
500		Put, 05/17/14, Strike $1,825.00	225,000
500		Put, 07/19/14, Strike $1,800.00	1,082,500

			3,795,687

		Utilities (0.0%)
1,533		Public Service Enterprise Group, Inc. Put, 06/21/14, Strike $35.00	15,330

		TOTAL PURCHASED OPTIONS (Cost $8,552,845)	3,822,717

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENT (10.1%)
394,031,899		Fidelity Prime Money Market Fund - Institutional Class (Cost $394,031,899)	394,031,899

TOTAL INVESTMENTS (102.0%) (Cost $3,790,900,620)			3,986,116,226

LIABILITIES, LESS OTHER ASSETS (-2.0%)			(79,984,463)

NET ASSETS (100.0%)			$3,906,131,763

COMMON STOCKS SOLD SHORT (-14.3%)#
		Consumer Discretionary (-2.0%)
(54,788)		Brinker International, Inc.	(2,692,282)
(47,300)		Ctrip.com International, Ltd.	(2,210,802)
(76,500)		HomeAway, Inc.	(2,495,430)
(126,300)		Iconix Brand Group, Inc.	(5,367,750)
(215,000)		Jarden Corp.	(12,287,250)
(67,500)		M/I Homes, Inc.	(1,503,225)
(133,509)		Mattress Firm Holding Corp.	(6,033,272)
(56,150)		Meritage Homes Corp.	(2,166,267)
(618,600)		MGM Resorts International	(15,607,278)
(56,045)		Shutterfly, Inc.	(2,293,922)
(4,000,000)		Sirius XM Holdings, Inc.	(12,760,000)
(361,000)		Standard Pacific Corp.	(2,884,390)
(26,450)		Tesla Motors, Inc.	(5,498,690)
(80,000)		Toll Brothers, Inc.	(2,739,200)
(8,968)	JPY	Yamaha Motor Company, Ltd.	(138,334)

			(76,678,092)

		Consumer Staples (0.0%)
(84,309)		Coty, Inc. - Class A	(1,353,159)

		Energy (-1.2%)
(324,300)		Alpha Natural Resources, Inc.	(1,394,490)
(55,000)		Chesapeake Energy Corp.	(1,581,250)
(86,200)		Energy XXI Bermuda, Ltd.	(2,062,766)

See accompanying Notes to Schedule of Investments	www.calamos.com	115

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
(156,000)		Helix Energy Solutions Group, Inc.	$(3,750,240)
(468,873)		Newpark Resources, Inc.	(5,645,231)
(190,600)		PDC Energy, Inc.	(12,135,502)
(30,166)		REX American Resources Corp.	(1,971,650)
(64,293)		RPC, Inc.	(1,429,233)
(115,150)		SEACOR Holdings, Inc.	(9,602,358)
(187,500)		Stone Energy Corp.	(9,196,875)

			(48,769,595)

		Financials (-1.6%)
(90,000)		American Residential Properties, Inc.	(1,617,300)
(170,000)		Amtrust Financial Services, Inc.	(6,573,900)
(127,530)		Cohen & Steers, Inc.	(5,166,240)
(187,600)		Cowen Group, Inc.	(771,036)
(88,900)		Crown Castle International Corp.	(6,465,697)
(174,959)		Encore Capital Group, Inc.	(7,561,728)
(230,000)		Forest City Enterprises, Inc. - Class A	(4,349,300)
(160,000)		Forestar Group, Inc.	(2,728,000)
(144,500)		FXCM, Inc.	(2,236,860)
(36,019)		NASDAQ OMX Group, Inc.	(1,329,101)
(165,387)		New York Community Bancorp, Inc.	(2,548,614)
(299,900)		PHH Corp.	(7,128,623)
(43,329)		Signature Bank	(5,148,352)
(53,000)		Starwood Property Trust, Inc.	(1,274,650)
(68,100)		Walter Investment Management Corp.	(1,810,098)
(180,000)		Weyerhaeuser Company	(5,373,000)

			(62,082,499)

		Health Care (-2.5%)
(240,000)		Allscripts Healthcare Solutions, Inc.	(3,652,800)
(148,000)		AMAG Pharmaceuticals, Inc.	(2,702,480)
(17,300)		BioMarin Pharmaceutical, Inc.	(1,007,379)
(240,500)		Brookdale Senior Living, Inc.	(7,657,520)
(57,000)		Emergent Biosolutions, Inc.	(1,502,520)
(17,900)		Fluidigm Corp.	(672,324)
(245,000)		Healthways, Inc.	(4,410,000)
(88,000)		Illumina, Inc.	(11,954,800)
(87,500)		Integra LifeSciences Holdings Corp.	(3,988,250)
(44,800)		InterMune, Inc.	(1,437,184)
(84,250)		LifePoint Hospitals, Inc.	(4,711,260)
(141,659)		Masimo Corp.	(3,790,795)
(10,200)		Medidata Solutions, Inc.	(370,362)
(376,000)		Molina Healthcare, Inc.	(14,062,400)
(86,000)		NuVasive, Inc.	(2,899,060)
(178,700)		Salix Pharmaceuticals, Ltd.	(19,657,000)
(102,397)		Theravance, Inc.	(2,756,527)
(147,700)		Volcano Corp.	(2,593,612)
(57,806)	DKK	William Demant Holding, A/S	(5,180,121)

NUMBER OF SHARES		VALUE
(149,000)	Wright Medical Group, Inc.	$(4,075,150)

		(99,081,544)

	Industrials (-0.4%)
(344,400)	CBIZ, Inc.	(2,951,508)
(79,075)	Deluxe Corp.	(4,345,171)
(193,600)	Navistar International Corp.	(7,343,248)

		(14,639,927)

	Information Technology (-5.6%)
(16,390)	Baidu, Inc.	(2,521,602)
(70,500)	Blucora, Inc.	(1,357,125)
(153,000)	Bottomline Technologies (de), Inc.	(4,840,920)
(98,000)	BroadSoft, Inc.	(2,487,240)
(54,500)	Canadian Solar, Inc.	(1,478,040)
(92,499)	Cardtronics, Inc.	(3,096,867)
(489,400)	Ciena Corp.	(9,675,438)
(57,600)	Citrix Systems, Inc.	(3,416,256)
(140,000)	Concur Technologies, Inc.	(11,265,800)
(60,000)	Cornerstone OnDemand, Inc.	(2,205,600)
(222,600)	CSG Systems International, Inc.	(5,867,736)
(80,000)	DealerTrack Holdings, Inc.	(3,655,200)
(662,500)	Emulex Corp.	(4,736,875)
(70,500)	Equinix, Inc.	(13,240,605)
(49,958)	FactSet Research Systems, Inc.	(5,320,527)
(242,500)	Finisar Corp.	(6,341,375)
(301,750)	Infinera Corp.	(2,703,680)
(47,000)	InterDigital, Inc.	(1,631,840)
(171,000)	Ixia	(2,123,820)
(277,800)	JDS Uniphase Corp.	(3,519,726)
(52,000)	Lam Research Corp.	(2,995,720)
(84,340)	Logitech International, SA	(1,134,373)
(267,900)	Mentor Graphics Corp.	(5,545,530)
(1,007,976)	Micron Technology, Inc.	(26,328,333)
(35,967)	NetEase, Inc.	(2,448,993)
(9,500)	NetSuite, Inc.	(734,445)
(120,000)	Nuance Communications, Inc.	(1,930,800)
(463,000)	NVIDIA Corp.	(8,551,610)
(967,000)	ON Semiconductor Corp.	(9,099,470)
(174,480)	Photronics, Inc.	(1,514,486)
(58,500)	Proofpoint, Inc.	(1,488,240)
(315,000)	Rambus, Inc.	(3,808,350)
(146,700)	Salesforce.com, Inc.	(7,577,055)
(109,600)	SanDisk Corp.	(9,312,712)
(21,000)	ServiceNow, Inc.	(1,044,120)
(8,000)	SINA Corp.	(382,400)
(155,000)	Spansion, Inc.	(2,763,650)
(335,000)	SunEdison, Inc.	(6,442,050)
(234,800)	Take-Two Interactive Software, Inc.	(4,785,224)

116	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
(400,500)	TTM Technologies, Inc.	$(3,159,945)
(150,000)	Web.com Group, Inc.	(4,606,500)
(103,500)	Workday, Inc.	(7,562,745)
(132,000)	Xilinx, Inc.	(6,229,080)
(162,900)	Yandex, NV	(4,316,850)
(31,500)	YY, Inc.	(1,806,840)

		(217,055,793)

	Materials (-1.0%)
(655,000)	B2Gold Corp.	(1,892,950)
(1,115,712)	Cemex, SAB de CV	(14,102,600)
(141,600)	Horsehead Holding Corp.	(2,207,544)
(52,000)	Royal Gold, Inc.	(3,442,400)
(103,000)	RTI International Metals, Inc.	(2,900,480)
(420,600)	Steel Dynamics, Inc.	(7,684,362)
(219,500)	United States Steel Corp.	(5,711,390)
(15,000)	Vale, SA	(198,300)

		(38,140,026)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $484,872,551)	(557,800,635)

EXCHANGE-TRADED FUNDS SOLD SHORT (-1.9%)#
(61,660)	Consumer Discretionary Select Sector SPDR Fund	(3,936,374)
(99,235)	Consumer Staples Select Sector SPDR Fund	(4,390,156)
(86,925)	Energy Select Sector SPDR Fund	(8,148,350)
(92,490)	Health Care Select Sector SPDR Fund	(5,375,519)
(22,933)	iShares NASDAQ Biotechnology ETF	(5,280,323)
(34,995)	iShares U.S. Healthcare Providers ETF	(3,317,176)
(79,605)	iShares U.S. Industrials ETF	(8,052,842)
(54,341)	iShares U.S. Medical Devices ETF	(5,163,482)
(82,534)	Powershares QQQ	(7,212,646)
(36,673)	SPDR S&P China ETF	(2,583,613)
(92,983)	SPDR S&P Oil & Gas Exploration & Production ETF	(7,216,411)
(215,463)	SPDR S&P Regional Banking ETF	(8,293,171)
(51,611)	SPDR S&P Retail ETF	(4,310,551)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $71,096,993)	(73,280,614)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.8%)#
	Consumer Discretionary (0.0%)
665	Brunswick Corp. Put, 05/17/14, Strike $40.00	(54,862)

NUMBER OF CONTRACTS		VALUE
1,284	GNC Holdings, Inc. Put, 05/17/14, Strike $42.50	$(105,930)
225	Vipshop Holdings, Ltd. Call, 01/15/16, Strike $70.00	(1,780,875)

		(1,941,667)

	Energy (0.0%)
248	Cameron International Corp. Call, 05/17/14, Strike $65.00	(27,900)

	Financials (0.0%)
900	American Express Company Call, 05/23/14, Strike $95.00	(8,550)
360	NASDAQ OMX Group, Inc. Put, 05/17/14, Strike $34.00	(3,600)

		(12,150)

	Information Technology (0.0%)
843	Logitech International, SA Put, 05/17/14, Strike $14.00	(63,225)
900	Mastercard, Inc. Call, 05/23/14, Strike $79.00	(23,400)
180	Qihoo 360 Technology Company, Ltd. Call, 01/15/16, Strike $55.00	(722,700)
400	Visa, Inc. Call, 05/17/14, Strike $220.00	(3,600)

		(812,925)

	Other (-0.8%)
242	iShares NASDAQ Biotechnology ETF Put, 05/17/14, Strike $200.00	(12,100)
	S & P 500 Index
1,500	Call, 05/17/14, Strike $1,825.00	(9,060,000)
1,500	Call, 07/19/14, Strike $1,875.00	(6,600,000)
1,300	Call, 08/16/14, Strike $1,925.00	(3,354,000)
1,200	Call, 06/21/14, Strike $1,860.00	(5,388,000)
1,000	Call, 05/17/14, Strike $1,850.00	(3,950,000)
600	Call, 07/19/14, Strike $1,925.00	(1,128,000)
500	Call, 08/16/14, Strike $1,950.00	(830,000)

		(30,322,100)

	TOTAL WRITTEN OPTIONS (Premium $20,589,778)	(33,116,742)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $675,881,022.

See accompanying Notes to Financial Statements	www.calamos.com	117

Market Neutral Income Fund    Schedule of Investments April 30, 2014 (Unaudited)

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2014.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

118	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Long/Short Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (61.3%)
		Consumer Discretionary (18.0%)
40,944		Brunswick Corp.~	$1,645,539
65,961		Burlington Stores, Inc.~#	1,714,326
49,420		Dick’s Sporting Goods, Inc.	2,602,457
52,625		Grupo Televisa, SAB	1,726,626
47,061		Ignite Restaurant Group, Inc.~#	665,443
84,671		Journal Communications, Inc.~#	679,062
69,796		Lamar Advertising Company~#	3,484,216
23,739		Michael Kors Holdings, Ltd.#	2,164,997
21,618	EUR	Moncler, S.p.A.#	380,666
8,395		Vipshop Holdings, Ltd.#	1,176,895

			16,240,227

		Energy (6.6%)
56,826		Cameron International Corp.~#	3,691,417
107,514		WPX Energy, Inc.~#	2,287,898

			5,979,315

		Financials (11.4%)
37,829		Blackstone Group, LP~	1,117,090
31,380		Greenhill & Company, Inc.	1,573,707
35,833		JPMorgan Chase & Company~	2,005,931
24,057		Morgan Stanley~	744,083
133,133		SLM Corp.~	3,428,175
11,886		Square 1 Financial, Inc. - Class A#	224,051
100,078		WisdomTree Investments, Inc.#	1,129,881

			10,222,918

		Health Care (9.5%)
51,435		Agilent Technologies, Inc.~	2,779,547
3,080		Biogen Idec, Inc.~#	884,330
129,157		Corium International, Inc.#	975,135
23,832		MacroGenics, Inc.#	475,210
13,355		Receptos, Inc.#	451,265
12,273		Salix Pharmaceuticals, Ltd.#	1,350,030
168,094		Unilife Corp.#	546,306
34,933		Versartis, Inc.#	1,064,409

			8,526,232

		Industrials (6.1%)
84,744		Hertz Global Holdings, Inc.#	2,412,662
40,467		Sensata Technologies Holding, NV#	1,718,633
31,950		Terex Corp.	1,383,116

			5,514,411

		Information Technology (8.8%)
37,125		58.com, Inc.#	1,476,833
24,986		Global Payments, Inc.	1,669,814
2,524		Google, Inc. - Class A~#	1,350,037
2,524		Google, Inc. - Class C#	1,329,290
5,000		GrubHub, Inc.#	154,750

NUMBER OF SHARES			VALUE
38,467		NCR Corp.#	$1,173,628
9,077		Qihoo 360 Technology Company, Ltd.#	765,917

			7,920,269

		Materials (0.9%)
157,120	GBP	Glencore Xstrata, PLC	847,783

		TOTAL COMMON STOCKS (Cost $54,112,847)	55,251,155

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTIONS (0.3%) #
		Consumer Discretionary (0.2%)
388		GNC Holdings, Inc. Call, 05/17/14, Strike $47.50	30,070
255		Hanesbrands, Inc. Call, 06/21/14, Strike $80.00	89,250

			119,320

		Health Care (0.0%)
108		Pharmacyclics, Inc. Call, 05/17/14, Strike $145.00	2,700
232		Raptor Pharmaceutical Corp. Call, 05/17/14, Strike $25.00	580
286		Unilife Corp. Call, 09/20/14, Strike $5.00	5,720

			9,000

		Other (0.1%)
506		CBOE SPX Volatility Index Call, 05/21/14, Strike $17.00	21,505
78		iShares NASDAQ Biotechnology ETF Put, 05/17/14, Strike $220.00	23,205
229		iShares Russell 2000 ETF Put, 05/17/14, Strike $112.00	42,136

			86,846

		Utilities (0.0%)
357		Public Service Enterprise Group, Inc. Put, 06/21/14, Strike $35.00	3,570

		TOTAL PURCHASED OPTIONS (Cost $337,158)	218,736

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENT (32.0%)
28,873,499		Fidelity Prime Money Market Fund - Institutional Class (Cost $28,873,499)	28,873,499

TOTAL INVESTMENTS (93.6%) (Cost $83,323,504)			84,343,390

OTHER ASSETS, LESS LIABILITIES (6.4%)			5,774,185

NET ASSETS (100.0%)			$90,117,575

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Long/Short Fund    Schedule of Investments April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-24.5%)#
		Consumer Discretionary (-5.3%)
(17,982)		Brinker International, Inc.	$(883,636)
(16,841)		Harley-Davidson, Inc.	(1,245,224)
(29,439)		Mattress Firm Holding Corp.	(1,330,348)
(2,958)	JPY	Yamaha Motor Company, Ltd.	(45,628)
(17,175)		Yum! Brands, Inc.	(1,322,303)

			(4,827,139)

		Consumer Staples (-0.5%)
(27,938)		Coty, Inc. - Class A	(448,405)

		Energy (-1.9%)
(7,855)		Noble Energy, Inc.	(563,832)
(10,027)		REX American Resources Corp.	(655,365)
(21,109)		RPC, Inc.	(469,253)

			(1,688,450)

		Financials (-4.2%)
(42,003)		Cohen & Steers, Inc.	(1,701,541)
(10,721)		NASDAQ OMX Group, Inc.	(395,605)
(54,438)		New York Community Bancorp, Inc.	(838,890)
(6,998)		Signature Bank	(831,502)

			(3,767,538)

		Health Care (-6.4%)
(46,407)		Masimo Corp.	(1,241,851)
(37,569)		Medtronic, Inc.	(2,209,809)
(37,735)		Theravance, Inc.	(1,015,826)
(14,457)	DKK	William Demant Holding, A/S	(1,295,523)

			(5,763,009)

		Industrials (-1.6%)
(25,930)		Deluxe Corp.	(1,424,853)

		Information Technology (-4.6%)
(5,260)		Baidu, Inc.	(809,251)
(29,110)		Cardtronics, Inc.	(974,603)
(12,009)		FactSet Research Systems, Inc.	(1,278,958)
(25,224)		Logitech International, SA	(339,263)
(11,400)		NetEase, Inc.	(776,226)

			(4,178,301)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $21,736,450)	(22,097,695)

PRINCIPAL AMOUNT			VALUE
EXCHANGE-TRADED FUND SOLD SHORT (-1.0%) #
		Other (-1.0%)
(11,563)		SPDR S&P Oil & Gas Exploration & Production ETF (Proceeds $805,268)	(897,405)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.2%)#
	Consumer Discretionary (-0.1%)
207	Brunswick Corp. Put, 05/17/14, Strike $40.00	$(17,078)
388	GNC Holdings, Inc. Put, 05/17/14, Strike $42.50	(32,010)

		(49,088)

	Energy (0.0%)
119	Cameron International Corp. Call, 05/17/14, Strike $65.00	(13,387)

	Financials (0.0%)
107	NASDAQ OMX Group, Inc. Put, 05/17/14, Strike $34.00	(1,070)

	Information Technology (-0.1%)
291	Cardtronics, Inc. Put, 05/17/14, Strike $35.00	(64,020)
252	Logitech International, SA Put, 05/17/14, Strike $14.00	(18,900)

		(82,920)

	Other (0.0%)
78	iShares NASDAQ Biotechnology ETF Put, 05/17/14, Strike $200.00	(3,900)

	TOTAL WRITTEN OPTIONS (Premium $131,683)	(150,365)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $8,882,896.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

120	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities     April 30, 2014 (Unaudited)

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$2,748,005,512	$102,110,572	$60,188,116	$47,200,540	$32,342,749
Investments in securities, at value	$3,760,735,554	$110,992,591	$73,068,177	$47,379,358	$33,843,674
Cash with custodian (interest bearing)	—	20,425	—	—	6,270
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	69,080	56,277	15,535	38,651
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $-)	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	280,034	—	3,337	—	—
Receivables:
Accrued interest and dividends	1,505,915	97,050	27,217	2,235	96,348
Investments sold	20,085,049	97,653	—	467,138	9,338,452
Fund shares sold	2,482,534	50,200	20,203	6,773	1,537
Prepaid expenses	206,767	41,697	33,455	22,431	2,796
Deferred offering costs	—	—	—	—	52,288
Other assets	845,851	90,073	82,464	21,628	1,877
Total assets	3,786,141,704	111,458,769	73,291,130	47,915,098	43,381,893
LIABILITIES
Due to custodian bank	—	—	—	—	—
Foreign currency overdraft (cost $-)	—	—	—	—	—
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $2,457,903, $97,653, $33,296)	7,503,303	81,190	—	—	27,653
Unrealized depreciation on forward foreign currency contracts	1,261	—	—	—	—
Payables:
Investments purchased	—	2,147,044	1,611,540	555,572	5,668,427
Fund shares redeemed	15,545,711	41,403	9,702	2,087	2,179
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	2,495,263	88,859	56,654	39,589	30,614
Distribution fees	83,828	1,549	1,157	696	414
Deferred compensation to trustees	845,851	90,073	82,464	21,628	1,877
Financial accounting fees	36,276	1,019	684	454	351
Trustees’ fees and officer compensation	17,148	1,351	1,208	1,182	1,548
Other accounts payable and accrued liabilities	1,517,190	26,769	22,535	18,936	59,185
Total liabilities	28,045,831	2,479,257	1,785,944	640,144	5,792,248
NET ASSETS	$3,758,095,873	$108,979,512	$71,505,186	$47,274,954	$37,589,645
COMPOSITION OF NET ASSETS
Paid in capital	$2,350,320,551	$93,570,883	$55,246,554	$42,843,635	$35,408,544
Undistributed net investment income (loss)	(11,910,405)	505,165	(150,559)	(315,092)	325,361
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	411,720,151	6,004,982	3,525,749	4,567,593	349,172
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	1,007,965,576	8,898,482	12,883,442	178,818	1,506,568
NET ASSETS	$3,758,095,873	$108,979,512	$71,505,186	$47,274,954	$37,589,645
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,970,804,586	$69,282,054	$27,581,110	$31,149,725	$28,963,016
Shares outstanding	43,164,245	4,723,911	1,612,859	2,348,979	2,776,868
Net asset value and redemption price per share	$45.66	$14.66	$17.10	$13.26	$10.43
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$47.94	$15.39	$17.95	$13.92	$10.95
CLASS B SHARES†**
Net assets applicable to shares outstanding	$54,449,502	$601,962	$554,432	$1,587,583	$—
Shares outstanding	1,245,527	44,177	34,470	123,529	—
Net asset value and redemption price per share	$43.72	$13.62	$16.08	$12.85	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$987,995,076	$10,525,852	$13,727,062	$2,600,843	$297,801
Shares outstanding	25,953,557	781,099	853,041	202,474	28,613
Net asset value and redemption price per share	$38.07	$13.47	$16.09	$12.85	$10.41
CLASS I SHARES†
Net assets applicable to shares outstanding	$734,671,441	$28,433,439	$29,444,456	$10,197,366	$8,222,915
Shares outstanding	14,032,024	1,894,503	1,707,411	760,761	787,987
Net asset value and redemption price per share	$52.36	$15.01	$17.25	$13.40	$10.43
CLASS R SHARES†
Net assets applicable to shares outstanding	$10,175,268	$136,205	$198,126	$1,739,437	$105,913
Shares outstanding	228,867	9,370	11,725	132,413	10,157
Net asset value and redemption price per share	$44.46	$14.53	$16.90	$13.14	$10.43

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	121

Statements of Assets and Liabilities     April 30, 2014 (Unaudited)

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
ASSETS
Investments in securities, at cost	$46,691,534	$757,431,990		$590,776,814		$10,395,882	$216,963,498
Investments in securities, at value	$45,807,448	$864,132,236		$627,281,755		$10,320,348	$251,448,239
Cash with custodian (interest bearing)	—	—		179,360		—	—
Restricted cash for short positions (interest bearing)	—	—		—		—	—
Due from investment advisor	46,913	2,733		—		39,594	—
Restricted foreign currency for short positions (cost $-)	—	—		—		—	—
Foreign currency (cost $46,671, $16)	—	—		46,556		16	—
Unrealized appreciation on forward foreign currency contracts	1,782	—		—		—	—
Receivables:
Accrued interest and dividends	11,261	1,837,041		914,570		22,521	374,381
Investments sold	137,290	38,174,192		8,408,301		—	17,401,670
Fund shares sold	21,769	915,311		5,388,003		22	313,743
Prepaid expenses	7,893	123,623		71,558		979	79,551
Deferred offering costs	53,419	—		—		212,358	—
Other assets	1,858	89,523		44,198		434	55,016
Total assets	46,089,633	905,274,659		642,334,301		10,596,272	269,672,600
LIABILITIES
Due to custodian bank	—	—		—		—	9,559,596
Foreign currency overdraft (cost $95, $1)	—	95		—		—	1
Securities sold short, at value (proceeds $-)	—	—		—		—	—
Options written, at value (premium $26,449)	81,270	—		—		—	—
Unrealized depreciation on forward foreign currency contracts	—	—		—		—	—
Payables:
Investments purchased	—	30,499,480		24,610,113		10,904	3,844,852
Fund shares redeemed	2,642	1,684,482		523,406		—	345,314
Dividends payable	—	—		—		—	—
Affiliates:
Investment advisory fees	38,169	717,644		543,552		9,488	237,402
Distribution fees	519	9,042		5,222		87	3,617
Deferred compensation to trustees	1,858	89,523		44,198		434	55,016
Financial accounting fees	438	8,417		5,713		99	2,620
Trustees’ fees and officer compensation	1,460	4,237		2,433		180	2,517
Other accounts payable and accrued liabilities	65,098	301,745		204,936		181,552	130,036
Total liabilities	191,454	33,314,665		25,939,573		202,744	14,180,971
NET ASSETS	$45,898,179	$871,959,994		$616,394,728		$10,393,528	$255,491,629
COMPOSITION OF NET ASSETS
Paid in capital	$46,720,945	$718,980,073		$563,785,811		$10,510,169	$180,256,994
Undistributed net investment income (loss)	(118,959)	18,732		611,641		(8,257)	(494,377)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	233,318	46,226,079		15,521,961		(32,848)	41,218,959
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(937,125)	106,735,110	*	36,475,315	*	(75,536)	34,510,053
NET ASSETS	$45,898,179	$871,959,994		$616,394,728		$10,393,528	$255,491,629
CLASS A SHARES†
Net assets applicable to shares outstanding	$35,788,357	$347,263,081		$203,894,136		$5,206,640	$108,101,010
Shares outstanding	3,349,222	17,531,074		14,560,046		527,242	7,261,744
Net asset value and redemption price per share	$10.69	$19.81		$14.00		$9.88	$14.89
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.22	$20.80		$14.70		$10.37	$15.63
CLASS B SHARES†**
Net assets applicable to shares outstanding	$—	$3,833,042		$1,748,242		$—	$2,559,359
Shares outstanding	—	204,102		128,769		—	178,555
Net asset value and redemption price per share	$—	$18.78		$13.58		$—	$14.33
CLASS C SHARES†**
Net assets applicable to shares outstanding	$534,341	$66,109,708		$41,378,944		$214,534	$31,675,859
Shares outstanding	50,263	3,524,678		3,048,762		21,772	2,214,263
Net asset value and redemption price per share	$10.63	$18.76		$13.57		$9.85	$14.31
CLASS I SHARES†
Net assets applicable to shares outstanding	$9,468,771	$437,868,412		$367,237,745		$4,873,682	$103,158,981
Shares outstanding	884,529	21,869,115		26,064,636		493,116	6,874,739
Net asset value and redemption price per share	$10.70	$20.02		$14.09		$9.88	$15.01
CLASS R SHARES†
Net assets applicable to shares outstanding	$106,710	$16,885,751		$2,135,661		$98,672	$9,996,420
Shares outstanding	10,001	863,515		153,596		10,000	681,536
Net asset value and redemption price per share	$10.67	$19.55		$13.90		$9.87	$14.67

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $90,461 and $29,051.

122	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities     April 30, 2014 (Unaudited)

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND		HIGH INCOME FUND
ASSETS
Investments in securities, at cost	$2,608,347,792	$497,917,742	$1,184,126,480	$115,935,248		$239,895,937
Investments in securities, at value	$3,176,682,728	$567,260,511	$1,341,100,655	$119,269,128		$251,374,186
Cash with custodian (interest bearing)	—	—	—	—		—
Restricted cash for short positions (interest bearing)	—	—	—	—		—
Due from investment advisor	47,313	—	—	36,638		—
Restricted foreign currency for short positions (cost $-)	—	—	—	—		—
Foreign currency (cost $1,280,577)	—	1,281,039	—	—		—
Unrealized appreciation on forward foreign currency contracts	10,241	—	86,550	—		—
Receivables:
Accrued interest and dividends	9,399,623	1,808,759	5,532,411	1,080,721		3,914,649
Investments sold	20,578,383	12,988,332	12,411,821	—		1,295,001
Fund shares sold	1,610,328	445,916	6,344,195	133,074		276,653
Prepaid expenses	151,802	47,731	75,482	28,692		42,172
Deferred offering costs	—	—	—	—		—
Other assets	419,013	157,361	214,003	57,909		102,251
Total assets	3,208,899,431	583,989,649	1,365,765,117	120,606,162		257,004,912
LIABILITIES
Due to custodian bank	—	—	—	—		—
Foreign currency overdraft (cost $-)	—	—	—	—		—
Securities sold short, at value (proceeds $-)	—	—	—	—		—
Options written, at value (premium $ 558,341)	—	—	427,500	—		—
Unrealized depreciation on forward foreign currency contracts	82,633	—	29,215	—		—
Payables:
Investments purchased	39,488,332	9,284,568	7,447,402	—		2,661,320
Fund shares redeemed	7,228,403	1,687,255	5,398,142	160,399		326,028
Dividends payable	—	—	—	20,276		74,113
Affiliates:
Investment advisory fees	1,753,094	473,943	777,768	54,193		156,112
Distribution fees	78,447	12,006	25,548	2,414		4,583
Deferred compensation to trustees	419,013	157,361	214,003	57,909		102,251
Financial accounting fees	29,847	5,474	12,636	1,130		2,388
Trustees’ fees and officer compensation	13,277	3,664	4,335	1,745		1,948
Other accounts payable and accrued liabilities	1,000,156	181,241	276,378	45,817		66,811
Total liabilities	50,093,202	11,805,512	14,612,927	343,883		3,395,554
NET ASSETS	$3,158,806,229	$572,184,137	$1,351,152,190	$120,262,279		$253,609,358
COMPOSITION OF NET ASSETS
Paid in capital	$2,453,815,540	$470,580,494	$1,163,655,295	$116,376,152		$240,216,467
Undistributed net investment income (loss)	(7,016,388)	(1,796,450)	(9,000,973)	(374,673)		(1,077,192)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	143,744,533	34,031,334	39,332,582	926,920		2,991,834
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	568,262,544	69,368,759	157,165,286	3,333,880		11,478,249
NET ASSETS	$3,158,806,229	$572,184,137	$1,351,152,190	$120,262,279		$253,609,358
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,464,788,160	$178,016,273	$547,065,677	$79,200,884		$192,549,840
Shares outstanding	43,976,660	17,655,583	30,414,023	7,417,774		19,483,589
Net asset value and redemption price per share	$33.31	$10.08	$17.99	$10.68		$9.88
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$34.97	$10.58	$18.89	$11.10	#	$10.37
CLASS B SHARES†**
Net assets applicable to shares outstanding	$32,580,913	$7,291,523	$10,306,768	$3,655,604		$2,711,596
Shares outstanding	839,698	710,390	458,110	342,437		261,015
Net asset value and redemption price per share	$38.80	$10.26	$22.50	$10.68		$10.39
CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,030,928,582	$166,497,533	$322,685,756	$20,599,164		$32,704,608
Shares outstanding	30,809,534	17,706,114	18,085,091	1,929,994		3,178,214
Net asset value and redemption price per share	$33.46	$9.40	$17.84	$10.67		$10.29
CLASS I SHARES†
Net assets applicable to shares outstanding	$610,967,040	$218,808,206	$468,071,713	$16,584,998		$25,461,735
Shares outstanding	18,840,038	21,293,302	28,394,107	1,553,637		2,576,157
Net asset value and redemption price per share	$32.43	$10.28	$16.48	$10.67		$9.88
CLASS R SHARES†
Net assets applicable to shares outstanding	$19,541,534	$1,570,602	$3,022,276	$221,629		$181,579
Shares outstanding	590,423	157,092	168,587	20,761		18,394
Net asset value and redemption price per share	$33.10	$10.00	$17.93	$10.68		$9.87

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

See accompanying Notes to Financial Statements	www.calamos.com	123

Statements of Assets and Liabilities     April 30, 2014 (Unaudited)

	MARKET NEUTRAL INCOME FUND	LONG/SHORT FUND
ASSETS
Investments in securities, at cost	$3,790,900,620	$83,323,504
Investments in securities, at value	$3,986,116,226	$84,343,390
Cash with custodian (interest bearing)	—	—
Restricted cash for short positions (interest bearing)	645,733,921	24,338,553
Due from investment advisor	—	—
Restricted foreign currency for short positions (cost $5,784,897, $1,387,924)	5,810,308	1,394,043
Foreign currency (cost $53,383 and $1,607)	53,687	1,616
Unrealized appreciation on forward foreign currency contracts	—	—
Receivables:
Accrued interest and dividends	11,240,560	14,978
Investments sold	17,180,624	5,625,168
Fund shares sold	22,211,556	1,884,387
Prepaid expenses	196,350	13,565
Deferred offering costs	—	30,452
Other assets	207,986	2,494
Total assets	4,688,751,218	117,648,646
LIABILITIES
Due to custodian bank	—	—
Foreign currency overdraft (cost $-)	—	—
Securities sold short, at value (proceeds $555,969,544, $22,541,718)	631,081,249	22,995,100
Options written, at value (premium $20,589,778, $131,683)	33,116,742	150,365
Unrealized depreciation on forward foreign currency contracts	—	—
Payables:
Investments purchased	108,570,688	4,208,470
Fund shares redeemed	6,700,462	46,444
Dividends payable	—	3,905
Affiliates:
Investment advisory fees	2,117,951	87,762
Distribution fees	39,722	800
Deferred compensation to trustees	207,986	2,494
Financial accounting fees	36,286	806
Trustees’ fees and officer compensation	9,435	1,174
Other accounts payable and accrued liabilities	738,934	33,751
Total liabilities	782,619,455	27,531,071
NET ASSETS	$3,906,131,763	$90,117,575
COMPOSITION OF NET ASSETS
Paid in capital	$3,837,843,814	$88,075,446
Undistributed net investment income (loss)	(1,500,301)	(92,778)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(37,814,397)	1,580,956
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	107,602,647	553,951
NET ASSETS	$3,906,131,763	$90,117,575
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,569,689,062	$43,915,501
Shares outstanding	120,775,640	4,135,269
Net asset value and redemption price per share	$13.00	$10.62
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.65	$11.15
CLASS B SHARES†**
Net assets applicable to shares outstanding	$6,176,781	$—
Shares outstanding	449,519	—
Net asset value and redemption price per share	$13.74	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$326,048,939	$3,964,607
Shares outstanding	24,693,396	375,415
Net asset value and redemption price per share	$13.20	$10.56
CLASS I SHARES†
Net assets applicable to shares outstanding	$1,997,527,373	$42,123,434
Shares outstanding	155,249,684	3,958,962
Net asset value and redemption price per share	$12.87	$10.64
CLASS R SHARES†
Net assets applicable to shares outstanding	$6,689,608	$114,033
Shares outstanding	516,545	10,752
Net asset value and redemption price per share	$12.95	$10.61

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

124	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2014 (Unaudited)

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$581	$—	$1,352	$—	$—
Dividends	15,632,175	1,184,913	305,804	124,703	980,432
Dividend taxes withheld	(22,448)	—	(543)	—	—
Total investment income	15,610,308	1,184,913	306,613	124,703	980,432

EXPENSES
Investment advisory fees	16,412,675	548,091	348,439	244,099	176,027
Distribution fees
Class A	2,695,936	91,999	36,422	39,818	33,642
Class B	354,496	4,415	3,402	8,410	—
Class C	5,303,683	49,294	67,447	13,895	1,438
Class R	26,522	329	533	4,534	261
Transfer agent fees	3,112,189	38,567	24,893	14,094	6,551
Printing and mailing fees	390,070	12,364	10,347	9,770	3,500
Financial accounting fees	239,776	6,290	4,210	2,802	2,020
Accounting fees	114,089	12,454	11,249	11,889	11,405
Registration fees	101,427	38,218	35,505	30,982	152
Trustees’ fees and officer compensation	74,549	7,961	7,037	6,649	6,049
Audit fees	67,590	4,882	4,310	3,952	7,199
Custodian fees	66,880	5,552	6,523	5,103	7,919
Legal fees	60,697	1,849	4,112	3,886	3,243
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs and organizational fees	—	—	—	—	64,798
Other	120,260	5,792	12,298	5,151	3,876
Total expenses	29,140,839	828,057	576,727	405,034	328,080
Less expense reductions	—	(188,666)	(138,775)	(33,151)	(99,098)
Net expenses	29,140,839	639,391	437,952	371,883	228,982
NET INVESTMENT INCOME (LOSS)	(13,530,531)	545,522	(131,339)	(247,180)	751,450

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	411,401,006	5,834,131	5,932,780	4,633,932	259,224
Purchased options	—	(140,975)	—	—	(46,235)
Foreign currency transactions	(1,057,810)	505	42,933	—	—
Written options	1,376,855	334,807	—	—	154,291
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(221,300,100)	(1,510,590)	(4,193,061)	(2,576,629)	(287,758)
Purchased options	—	—	—	—	—
Foreign currency translations	196,415	7	(3,017)	—	—
Written options	(5,045,400)	(3,911)	—	—	5,643
Short positions	—	—	—	—	—
NET GAIN (LOSS)	185,570,966	4,513,974	1,779,635	2,057,303	85,165
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$172,040,435	$5,059,496	$1,648,296	$1,810,123	$836,615

See accompanying Notes to Financial Statements	www.calamos.com	125

Statements of Operations    Six Months Ended April 30, 2014 (Unaudited)

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND(a)	GLOBAL EQUITY FUND
INVESTMENT INCOME
Interest	$—	$15		$2,154,408		$17	$1,896
Dividends	108,163	6,798,148		3,188,980		49,818	1,724,308
Dividend taxes withheld	(249)	(629,694)		(249,093)		(3,174)	(87,188)
Total investment income	107,914	6,168,469		5,094,295		46,661	1,639,016

EXPENSES
Investment advisory fees	175,501	4,249,539		3,033,569		36,673	1,395,595
Distribution fees
Class A	32,663	444,868		229,684		4,151	163,727
Class B	—	24,899		8,571		—	13,462
Class C	1,730	329,267		185,899		538	164,017
Class R	274	45,928		4,860		161	23,793
Transfer agent fees	5,196	609,308		368,617		3,383	192,285
Printing and mailing fees	4,327	58,943		52,280		1,680	37,246
Financial accounting fees	2,015	51,703		31,802		383	17,274
Accounting fees	11,916	33,093		24,509		6,634	18,737
Registration fees	152	63,252		60,207		—	41,752
Trustees’ fees and officer compensation	5,804	21,792		15,651		3,532	11,715
Audit fees	6,543	16,823		11,136		3,960	8,102
Custodian fees	11,034	134,299		115,680		11,880	35,657
Legal fees	3,164	14,347		8,396		2,520	8,126
Dividend or interest expense on short positions	—	—		—		—	—
Offering costs and organizational fees	64,798	—		—		56,840	—
Other	3,828	41,915		27,416		3,057	44,967
Total expenses	328,945	6,139,976		4,178,277		135,392	2,176,455
Less expense reductions	(118,771)	(108,722)		—		(80,474)	(55,931)
Net expenses	210,174	6,031,254		4,178,277		54,918	2,120,524
NET INVESTMENT INCOME (LOSS)	(102,260)	137,215		916,018		(8,257)	(481,508)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	288,034	54,773,860	(b)	15,519,900	(b)	(30,969)	41,234,257
Purchased options	—	—		—		—	—
Foreign currency transactions	(8,008)	(199,114)		(272,639)		(1,879)	(15,260)
Written options	(44,695)	—		—		—	—
Short positions	—	—		—		—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,124,367)	(24,483,752	)(c)	(10,066,085	)(c)	(75,534)	(32,954,562)
Purchased options	—	—		—		—	—
Foreign currency translations	1,782	63,424		20,231		(2)	20,707
Written options	(54,821)	—		—		—	—
Short positions	—	—		—		—	—
NET GAIN (LOSS)	(942,075)	30,154,418		5,201,407		(108,384)	8,285,142
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,044,335)	$30,291,633		$6,117,425		$(116,641)	$7,803,634

(a)	Emerging Market Equity commenced operations on December 31, 2013.

(b)	Net of change of $(908,869) and $(500,205), respectively in deferred capital gains tax.

(c)	Net of foreign capital gains tax of $871,507 and $381,530, respectively.

126	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2014 (Unaudited)

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND
INVESTMENT INCOME
Interest	$27,557,665	$3,705,876	$16,105,925	$2,348,867	$7,532,840
Dividends	19,825,813	3,253,831	4,757,937	583	233,573
Dividend taxes withheld	—	(142,102)	(12,601)	—	—
Total investment income	47,383,478	6,817,605	20,851,261	2,349,450	7,766,413

EXPENSES
Investment advisory fees	11,038,657	2,966,468	4,496,613	383,831	949,988
Distribution fees
Class A	1,912,889	238,525	655,138	102,546	240,644
Class B	105,459	44,364	54,141	21,664	15,040
Class C	5,288,233	873,136	1,606,624	111,819	164,117
Class R	51,333	3,933	7,358	2,100	472
Transfer agent fees	1,924,943	323,749	556,825	60,517	96,838
Printing and mailing fees	307,505	54,501	94,391	17,920	28,617
Financial accounting fees	188,341	34,340	72,828	8,009	14,538
Accounting fees	93,128	26,990	44,076	15,167	18,851
Registration fees	68,182	41,730	46,301	35,090	41,869
Trustees’ fees and officer compensation	61,832	13,096	26,070	8,327	10,260
Audit fees	52,893	12,325	21,596	5,491	6,973
Custodian fees	45,412	37,168	28,445	4,896	6,803
Legal fees	46,190	12,305	19,430	5,844	8,171
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs and organizational fees	—	—	—	—	—
Other	85,664	43,859	42,972	13,666	12,258
Total expenses	21,270,661	4,726,489	7,772,808	796,887	1,615,439
Less expense reductions	—	—	—	(101,484)	—
Net expenses	21,270,661	4,726,489	7,772,808	695,403	1,615,439
NET INVESTMENT INCOME (LOSS)	26,112,817	2,091,116	13,078,453	1,654,047	6,150,974

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	114,546,013	30,832,411	31,122,982	1,557,870	3,520,950
Purchased options	8,647,051	548,218	(810,140)	—	—
Foreign currency transactions	(1,261,855)	30,812	(1,798,170)	—	—
Written options	206,396	—	68,439	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(7,968,715)	(10,751,359)	9,275,919	(327,646)	1,732,429
Purchased options	(16,716,079)	(3,150,534)	(1,767,534)	—	—
Foreign currency translations	332,728	2,585	521,535	—	—
Written options	(71,836)	—	107,026	—	—
Short positions	—	—	—	—	—
NET GAIN (LOSS)	97,713,703	17,512,133	36,720,057	1,230,224	5,253,379
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$123,826,520	$19,603,249	$49,798,510	$2,884,271	$11,404,353

See accompanying Notes to Financial Statements	www.calamos.com	127

Statements of Operations    Six Months Ended April 30, 2014 (Unaudited)

	MARKET NEUTRAL INCOME FUND	LONG/SHORT FUND
INVESTMENT INCOME
Interest	$24,531,270	$—
Dividends	16,447,468	1,038,714
Dividend taxes withheld	—	—
Total investment income	40,978,738	1,038,714

EXPENSES
Investment advisory fees	11,874,663	402,598
Distribution fees
Class A	1,822,538	30,284
Class B	37,520	—
Class C	1,531,025	6,230
Class R	14,328	278
Transfer agent fees	1,947,978	9,438
Printing and mailing fees	280,863	4,482
Financial accounting fees	203,102	3,697
Accounting fees	136,639	9,559
Registration fees	108,172	1,234
Trustees’ fees and officer compensation	67,066	8,524
Audit fees	53,700	5,224
Custodian fees	53,608	12,714
Legal fees	39,796	4,824
Dividend or interest expense on short positions	1,587,403	84,530
Offering costs and organizational fees	—	77,106
Other	59,455	3,891
Total expenses	19,817,856	664,613
Less expense reductions	—	—
Net expenses	19,817,856	664,613
NET INVESTMENT INCOME (LOSS)	21,160,882	374,101

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	48,983,245	2,584,397
Purchased options	(29,619,931)	(243,111)
Foreign currency transactions	206	(57)
Written options	(43,301,494)	103,262
Short positions	(43,111,133)	(802,013)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	97,703,988	(554,652)
Purchased options	231,413	(83,223)
Foreign currency translations	24,676	5,670
Written options	10,407,871	(34,766)
Short positions	4,601,959	407,225
NET GAIN (LOSS)	45,920,800	1,382,732
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$67,081,682	$1,756,833

128	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013
OPERATIONS
Net investment income (loss)	$(13,530,531)	$(11,391,735)	$545,522	$1,105,817	$(131,339)	$(10,864)
Net realized gain (loss)	411,720,051	1,148,685,999	6,028,468	10,622,215	5,975,713	8,287,483
Change in unrealized appreciation/(depreciation)	(226,149,085)	6,918,143	(1,514,494)	8,940,332	(4,196,078)	6,824,863
Net increase (decrease) in net assets resulting from operations	172,040,435	1,144,212,407	5,059,496	20,668,364	1,648,296	15,101,482

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(694,484)	(737,934)	(29,408)	(104,512)
Class B	—	—	(1,817)	(1,950)	—	—
Class C	—	—	(65,180)	(24,343)	—	—
Class I	—	—	(250,952)	(182,009)	(92,899)	(196,514)
Class R	—	—	(929)	(1,105)	—	(711)
Net realized gains
Class A	(558,239,074)	(219,525,801)	(5,427,315)	—	—	—
Class B	(20,551,728)	(11,337,657)	(79,513)	—	—	—
Class C	(313,752,235)	(100,066,425)	(748,482)	—	—	—
Class I	(229,597,726)	(104,387,277)	(1,585,880)	—	—	—
Class R	(2,670,144)	(1,135,750)	(9,466)	—	—	—
Total distributions	(1,124,810,907)	(436,452,910)	(8,864,018)	(947,341)	(122,307)	(301,737)

CAPITAL SHARE TRANSACTIONS	269,713,514	(2,658,279,904)	3,211,664	36,143,494	3,822,779	(7,017,094)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(683,056,958)	(1,950,520,407)	(592,858)	55,864,517	5,348,768	7,782,651

NET ASSETS
Beginning of period	$4,441,152,831	$6,391,673,238	$109,572,370	$53,707,853	$66,156,418	$58,373,767
End of period	3,758,095,873	4,441,152,831	108,979,512	109,572,370	71,505,186	66,156,418
Undistributed net investment income (loss)	$(11,910,405)	$1,620,126	$505,165	$973,005	$(150,559)	$103,087

See accompanying Notes to Financial Statements	www.calamos.com	129

Statements of Changes in Net Assets

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	PERIOD ENDED OCTOBER 31, 2013[1]	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	PERIOD ENDED OCTOBER 31, 2013[2]
OPERATIONS
Net investment income (loss)	$(247,180)	$(353,384)	$751,450	$124,704	$(102,260)	$(8,642)
Net realized gain (loss)	4,633,932	7,951,090	367,280	53,296	235,331	107
Change in unrealized appreciation/(depreciation)	(2,576,629)	1,379,989	(282,115)	1,788,683	(1,177,406)	240,281
Net increase (decrease) in net assets resulting from operations	1,810,123	8,977,695	836,615	1,966,683	(1,044,335)	231,746

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(402,865)	—	(4,032)	—
Class B	—	—	—	—	—	—
Class C	—	—	(3,349)	—	—	—
Class I	—	—	(129,285)	—	(4,025)	—
Class R	—	—	(1,381)	—	—	—
Net realized gains
Class A	(4,234,941)	—	(64,701)	—	(1,526)	—
Class B	(232,562)	—	—	—	—	—
Class C	(375,617)	—	(729)	—	(12)	—
Class I	(1,398,357)	—	(19,232)	—	(574)	—
Class R	(251,178)	—	(259)	—	(8)	—
Total distributions	(6,492,655)	—	(621,801)	—	(10,177)	—

CAPITAL SHARE TRANSACTIONS	4,197,992	4,003,690	3,510,012	31,898,136	26,392,994	20,327,951
TOTAL INCREASE (DECREASE) IN NET ASSETS	(484,540)	12,981,385	3,724,826	33,864,819	25,338,482	20,559,697

NET ASSETS
Beginning of period	$47,759,494	$34,778,109	$33,864,819	$—	$20,559,697	$—
End of period	47,274,954	47,759,494	37,589,645	33,864,819	45,898,179	20,559,697
Undistributed net investment income (loss)	$(315,092)	$(67,912)	$325,361	$110,791	$(118,959)	$(8,642)

1	Dividend Growth Fund commenced operations on August 5, 2013.

2	Mid Cap Growth Fund commenced operations on August 5, 2013.

130	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND[3]
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013	(UNAUDITED) PERIOD ENDED APRIL 30, 2014[3]
OPERATIONS
Net investment income (loss)	$137,215	$5,627,876	$916,018	$1,428,712	$(8,257)
Net realized gain (loss)	54,574,746	38,589,486	15,247,261	10,166,527	(32,848)
Change in unrealized appreciation/(depreciation)	(24,420,328)	59,008,026	(10,045,854)	23,521,672	(75,536)
Net increase (decrease) in net assets resulting from operations	30,291,633	103,225,388	6,117,425	35,116,911	(116,641)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,474,327)	(984,021)	(102,330)	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class I	(3,174,460)	(1,796,204)	(923,825)	(417,372)	—
Class R	(40,645)	(11,624)	—	—	—
Net realized gains
Class A	—	—	(1,437,516)	—	—
Class B	—	—	(14,719)	—	—
Class C	—	—	(311,938)	—	—
Class I	—	—	(2,656,170)	—	—
Class R	—	—	(15,858)	—	—
Total distributions	(4,689,432)	(2,791,849)	(5,462,356)	(417,372)	—

CAPITAL SHARE TRANSACTIONS	(74,360,271)	(141,873,028)	101,926,185	140,146,280	10,510,169
TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,758,070)	(41,439,489)	102,581,254	174,845,819	10,393,528

NET ASSETS
Beginning of period	$920,718,064	$962,157,553	$513,813,474	$338,967,655	$—
End of period	871,959,994	920,718,064	616,394,728	513,813,474	10,393,528
Undistributed net investment income (loss)	$18,732	$4,570,949	$611,641	$721,778	$(8,257)

3	Emerging Market Equity Fund commenced operations on December 31, 2013.

See accompanying Notes to Financial Statements	www.calamos.com	131

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013
OPERATIONS
Net investment income (loss)	$(481,508)	$1,111,183	$26,112,817	$65,133,969	$2,091,116	$7,636,032
Net realized gain (loss)	41,218,997	17,455,524	122,137,605	343,688,838	31,411,441	128,924,784
Change in unrealized appreciation/(depreciation)	(32,933,855)	38,427,713	(24,423,902)	57,972,381	(13,899,308)	(36,236,136)
Net increase (decrease) in net assets resulting from operations	7,803,634	56,994,420	123,826,520	466,795,188	19,603,249	100,324,680

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(849,768)	(244,642)	(27,999,970)	(15,773,387)	(4,854,837)	(2,349,630)
Class B	—	—	(528,060)	(626,366)	(125,709)	(36,898)
Class C	—	—	(8,889,684)	(7,810,027)	(2,971,428)	(731,303)
Class I	(1,047,636)	(746,786)	(14,002,178)	(7,869,111)	(6,086,968)	(7,155,058)
Class R	(44,278)	(5,447)	(323,841)	(175,342)	(34,861)	(16,661)
Net realized gains
Class A	(2,386,305)	—	(138,834,232)	(49,840,119)	(29,539,610)	(6,397,312)
Class B	(51,337)	—	(3,497,795)	(1,916,346)	(1,441,922)	(332,463)
Class C	(613,953)	—	(95,532,118)	(32,041,189)	(28,499,801)	(5,146,030)
Class I	(2,063,076)	—	(58,434,063)	(23,069,234)	(33,164,954)	(17,597,797)
Class R	(168,513)	—	(1,980,893)	(595,008)	(244,791)	(60,730)
Total distributions	(7,224,866)	(996,875)	(350,022,834)	(139,716,129)	(106,964,881)	(39,823,882)

CAPITAL SHARE TRANSACTIONS	(155,163,338)	(12,507,373)	(62,381,068)	(1,140,175,704)	18,290,741	(966,038,194)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(154,584,570)	43,490,172	(288,577,382)	(813,096,645)	(69,070,891)	(905,537,396)

NET ASSETS
Beginning of period	$410,076,199	$366,586,027	$3,447,383,611	$4,260,480,256	$641,255,028	$1,546,792,424
End of period	255,491,629	410,076,199	3,158,806,229	3,447,383,611	572,184,137	641,255,028
Undistributed net investment income (loss)	$(494,377)	$1,928,813	$(7,016,388)	$18,614,528	$(1,796,450)	$10,186,237

132	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013
OPERATIONS
Net investment income (loss)	$13,078,453	$25,404,795	$1,654,047	$3,863,120	$6,150,974	$14,165,289
Net realized gain (loss)	28,583,111	117,232,371	1,557,870	6,330,592	3,520,950	6,638,216
Change in unrealized appreciation/(depreciation)	8,136,946	66,277,558	(327,646)	(9,616,220)	1,732,429	(844,763)
Net increase (decrease) in net assets resulting from operations	49,798,510	208,914,724	2,884,271	577,492	11,404,353	19,958,742

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(16,132,704)	(758,875)	(3,086,240)	(2,899,857)	(5,342,694)	(12,101,406)
Class B	(147,916)	—	(155,892)	(118,721)	(67,810)	(215,920)
Class C	(6,715,120)	—	(787,250)	(622,939)	(754,095)	(1,879,723)
Class I	(13,988,319)	(1,241,110)	(1,411,897)	(1,174,341)	(721,028)	(1,818,221)
Class R	(78,124)	(229)	(49,261)	(41,138)	(5,034)	(17,044)
Net realized gains
Class A	(34,701,406)	(50,867,529)	(339,398)	(606,992)	(3,754,357)	(2,912,565)
Class B	(629,103)	(961,028)	(19,414)	(36,406)	(59,311)	(74,184)
Class C	(22,464,315)	(31,809,506)	(97,490)	(194,002)	(619,759)	(556,178)
Class I	(26,235,143)	(38,165,098)	(165,178)	(192,508)	(470,722)	(424,052)
Class R	(184,985)	(277,179)	(6,611)	(7,554)	(3,752)	(4,732)
Total distributions	(121,277,135)	(124,080,554)	(6,118,631)	(5,894,458)	(11,798,562)	(20,004,025)

CAPITAL SHARE TRANSACTIONS	218,237,721	(414,225,562)	(44,833,807)	(62,175,412)	(10,567,804)	(33,441,609)
TOTAL INCREASE (DECREASE) IN NET ASSETS	146,759,096	(329,391,392)	(48,068,167)	(67,492,378)	(10,962,013)	(33,486,892)

NET ASSETS
Beginning of period	$1,204,393,094	$1,533,784,486	$168,330,446	$235,822,824	$264,571,371	$298,058,263
End of period	1,351,152,190	1,204,393,094	120,262,279	168,330,446	253,609,358	264,571,371
Undistributed net investment income (loss)	$(9,000,973)	$14,982,757	$(374,673)	$3,461,820	$(1,077,192)	$(337,505)

See accompanying Notes to Financial Statements	www.calamos.com	133

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND		LONG/SHORT FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	PERIOD ENDED OCTOBER 31, 2013[4]
OPERATIONS
Net investment income (loss)	$21,160,882	$37,350,405	$374,101	$(170,339)
Net realized gain (loss)	(67,049,107)	139,223,485	1,642,478	248,633
Change in unrealized appreciation/(depreciation)	112,969,907	(47,417,033)	(259,746)	813,697
Net increase (decrease) in net assets resulting from operations	67,081,682	129,156,857	1,756,833	891,991

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(9,625,355)	(16,925,829)	(193,717)	—
Class B	(12,236)	(55,772)	—	—
Class C	(857,805)	(1,677,981)	(7,374)	—
Class I	(13,963,436)	(20,732,417)	(248,363)	—
Class R	(30,617)	(59,186)	(590)	—
Net realized gains
Class A	(27,945,831)	—	(49,217)	—
Class B	(154,437)	—	—	—
Class C	(5,789,060)	—	(2,181)	—
Class I	(32,685,336)	—	(104,959)	—
Class R	(106,077)	—	(294)	—
Total distributions	(91,170,190)	(39,451,185)	(606,695)	—

CAPITAL SHARE TRANSACTIONS	697,798,932	661,047,935	42,790,661	45,284,785
TOTAL INCREASE (DECREASE) IN NET ASSETS	673,710,424	750,753,607	43,940,799	46,176,776

NET ASSETS
Beginning of period	$3,232,421,339	$2,481,667,732	$46,176,776	$—
End of period	3,906,131,763	3,232,421,339	90,117,575	46,176,776
Undistributed net investment income (loss)	$(1,500,301)	$1,828,266	$(92,778)	$(16,835)

4	Long/Short Fund commenced operations on June 3, 2013.

134	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of seventeen series, Growth Fund, Opportunistic Value Fund (formerly Value Fund), Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund (commenced operations on December 31, 2013), Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Income Fund, Market Neutral Income Fund and Long/Short Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principle exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principle exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

www.calamos.com	135

Notes to Financial Statements    (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2014. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2009 – 2013 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of

136	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, FOCUS GROWTH FUND, DIVIDEND GROWTH FUND, MID CAP GROWTH FUND, INTERNATIONAL GROWTH FUND*, EMERGING MARKET EQUITY FUND, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH INCOME FUND, MARKET NEUTRAL INCOME FUND ANNUAL RATE	LONG/SHORT FUND	DISCOVERY GROWTH FUND ANNUAL RATE
First $500 million	0.75%	1.25%	1.00%

Next $500 million	0.70%	1.20%	0.90%

Over $1 billion	0.65%	1.15%	0.80%

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is

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Notes to Financial Statements    (Unaudited)

divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of the Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Opportunistic Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Focus Growth Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Discovery Growth Fund	1.50%	2.25%	2.25%	1.25%	1.75%
Dividend Growth Fund	1.35%	—	2.10%	1.10%	1.60%
Mid Cap Growth Fund	1.25%	—	2.00%	1.00%	1.50%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Emerging Market Equity Fund	1.75%	—	2.50%	1.50%	2.00%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Long/Short Fund	2.00%	—	2.75%	1.75%	2.25%

These agreements are binding on Calamos Advisors through March 31, 2015.

For the period ended April 30, 2014, the Funds waived or absorbed the following expenses:

FUND	AMOUNT
Opportunistic Value Fund	$188,666
Focus Growth Fund	138,775
Discovery Growth Fund	33,151
Dividend Growth Fund	99,098
Mid Cap Growth Fund	118,771
International Growth Fund	108,722
Emerging Market Equity Fund	80,474
Global Equity Fund	55,931
Total Return Bond Fund	101,484

138	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2014, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$73,976
Opportunistic Value Fund	6,385
Focus Growth Fund	2,035
Discovery Growth Fund	2,099
Dividend Growth Fund	427
Mid Cap Growth Fund	209
International Growth Fund	13,532
Evolving World Growth Fund	28,976
Emerging Market Equity Fund	12
Global Equity Fund	3,842
Growth and Income Fund	35,677
Global Growth and Income Fund	9,011
Convertible Fund	107,123
Total Return Bond Fund	1,290
High Income Fund	4,481
Market Neutral Income Fund	75,273
Long/Short Fund	9,240

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of April 30, 2014, they held 29%, 49%, 95%, and 42% of the outstanding shares of Focus Growth Fund, Discovery Growth Fund, Emerging Market Equity Fund, and Long/Short Fund, respectively.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the

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Notes to Financial Statements    (Unaudited)

value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at April 30, 2014.

FUND	AMOUNT
Growth Fund	$845,851
Opportunistic Value Fund	90,073
Focus Growth Fund	82,464
Discovery Growth Fund	21,628
Dividend Growth Fund	1,877
Mid Cap Growth Fund	1,858
International Growth Fund	89,523
Evolving World Growth Fund	44,198
Emerging Market Equity Fund	434
Global Equity Fund	55,016
Growth and Income Fund	419,013
Global Growth and Income Fund	157,361
Convertible Fund	214,003
Total Return Bond Fund	57,909
High Income Fund	102,251
Market Neutral Income Fund	207,986
Long/Short Fund	2,494

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2014 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
Fund	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$780,866,464	$—	$1,644,839,172
Opportunistic Value Fund	—	89,906,900	—	92,257,332
Focus Growth Fund	—	24,134,272	—	21,285,125
Discovery Growth Fund	—	40,010,146	—	42,217,126
Dividend Growth Fund	—	31,788,254	—	30,224,258
Mid Cap Growth Fund	—	40,342,606	—	9,992,926
International Growth Fund	—	307,320,838	—	419,730,635
Evolving World Growth Fund	—	310,557,067	—	210,555,109
Emerging Market Equity Fund	—	12,305,423	—	1,969,810
Global Equity Fund	—	76,798,416	—	242,617,102
Growth and Income Fund	—	432,671,333	—	823,816,447
Global Growth and Income Fund	—	178,215,299	—	262,809,091
Convertible Fund	—	487,564,746	—	356,263,220
Total Return Bond Fund	—	22,912,265	—	76,239,343
High Income Fund	—	64,572,887	—	87,101,403
Market Neutral Income Fund	—	1,236,348,342	—	923,550,451
Long/Short Fund	—	100,021,882	—	90,926,478

The following information is presented on a federal income tax basis as of April 30, 2014. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

140	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The cost basis of investments for federal income tax purposes at April 30, 2014 was as follows:

Fund	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$2,746,568,867	$1,092,197,764	$(78,031,077)	$1,014,166,687
Opportunistic Value Fund	102,150,212	10,765,462	(1,923,083)	8,842,379
Focus Growth Fund	60,127,939	14,957,989	(2,017,751)	12,940,238
Discovery Growth Fund	47,282,855	3,419,479	(3,322,976)	96,503
Dividend Growth Fund	32,198,633	2,029,020	(383,979)	1,645,041
Mid Cap Growth Fund	46,680,669	2,561,910	(3,435,131)	(873,221)
International Growth Fund	757,431,990	123,767,807	(17,067,561)	106,700,246
Evolving World Growth Fund	590,710,619	55,756,074	(19,184,938)	36,571,136
Emerging Market Equity Fund	10,395,882	493,209	(568,743)	(75,534)
Global Equity Fund	216,930,516	41,268,874	(6,751,151)	34,517,723
Growth and Income Fund	2,602,843,627	604,137,306	(30,298,205)	573,839,101
Global Growth and Income Fund	496,898,744	78,451,365	(8,089,598)	70,361,767
Convertible Fund	1,185,690,410	178,417,529	(23,007,284)	155,410,245
Total Return Bond Fund	116,304,454	3,277,502	(312,828)	2,964,674
High Income Fund	240,578,584	11,300,834	(505,232)	10,795,602
Market Neutral Income Fund	3,762,634,485	255,769,239	(32,287,498)	223,481,741
Long/Short Fund	85,077,215	2,478,938	(1,818,719)	660,219

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2014 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2013 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2013
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Growth Fund	$11,811,153	$436,452,910
Opportunistic Value Fund	2,130,572	—
Focus Growth Fund	301,737	—
Discovery Growth Fund	1,060,017	—
Dividend Growth Fund	396	—
Mid Cap Growth Fund	—	—
International Growth Fund	4,707,875	—
Evolving World Growth Fund	883,542	—
Emerging Market Equity Fund	—	—
Global Equity Fund	996,875	—
Growth and Income Fund	32,254,233	166,329,079
Global Growth and Income Fund	12,005,478	50,573,488
Convertible Fund	31,462,853	122,080,340
Total Return Bond Fund	5,348,217	1,771,309
High Income Fund	17,268,083	4,229,887
Market Neutral Income Fund	39,451,185	—
Long/Short Fund	—	—

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Notes to Financial Statements    (Unaudited)

As of October 31, 2013, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
Undistributed ordinary income	$64,184,213	$8,148,027	$122,289	$4,169,120	$166,756
Undistributed capital gains	1,060,626,794	623,924	—	2,323,524	—

Total undistributed earnings	1,124,811,007	8,771,951	122,289	6,492,644	166,756
Accumulated capital and other losses	—	—	(2,453,621)	—	—
Net unrealized gain/(losses)	1,236,283,911	10,509,508	17,125,892	2,689,119	1,816,757

Total accumulated earnings/(losses)	2,361,094,918	19,281,459	14,794,560	9,181,763	1,983,513
Other	(549,124)	(68,308)	(61,917)	(67,912)	(17,226)
Paid-in capital	2,080,607,037	90,359,219	51,423,775	38,645,643	31,898,532

	$4,441,152,831	$109,572,370	$66,156,418	$47,759,494	$33,864,819

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
Undistributed ordinary income	$10,155	$4,689,089	$1,025,952	$1,941,573	$36,241,347
Undistributed capital gains	—	—	4,436,139	5,283,146	298,278,182

Total undistributed earnings	10,155	4,689,089	5,462,091	7,224,719	334,519,529
Accumulated capital and other losses	—	(8,348,667)	—	—	—
Net unrealized gain/(losses)	238,809	131,125,989	46,573,440	67,470,545	600,444,183

Total accumulated earnings/(losses)	248,964	127,466,411	52,035,531	74,695,264	934,963,712
Other	(17,218)	(88,691)	(81,683)	(39,397)	(3,776,709)
Paid-in capital	20,327,951	793,340,344	461,859,626	335,420,332	2,516,196,608

	$20,559,697	$920,718,064	$513,813,474	$410,076,199	$3,447,383,611

	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
Undistributed ordinary income	$13,573,587	$57,191,035	$3,782,533	$—	$3,990,304
Undistributed capital gains	92,890,605	54,106,595	628,051	4,907,654	66,679,744

Total undistributed earnings	106,464,192	111,297,630	4,410,584	4,907,654	70,670,048
Accumulated capital and other losses	—	—	—	—	—
Net unrealized gain/(losses)	85,445,595	149,028,054	3,030,616	8,958,447	1,952,357

Total accumulated earnings/(losses)	191,909,787	260,325,684	7,441,200	13,866,101	72,622,405
Other	(2,944,512)	(1,350,164)	(320,713)	(79,001)	19,754,052
Paid-in capital	452,289,753	945,417,574	161,209,959	250,784,271	3,140,044,882

	$641,255,028	$1,204,393,094	$168,330,446	$264,571,371	$3,232,421,339

					LONG/SHORT FUND
Undistributed ordinary income					$156,652
Undistributed capital gains					—

Total undistributed earnings					156,652
Accumulated capital and other losses					—
Net unrealized gain/(losses)					770,854

Total accumulated earnings/(losses)					927,506
Other					(35,515)
Paid-in capital					45,284,785

					$46,176,776

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is

142	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2013, the Funds had pre-Act capital loss carryforwards which, if not used, will expire as follows:

FUND	2017	2018	2019
Focus Growth Fund	$(1,238,326)	$(1,215,295)	$—
International Growth Fund	(8,348,667)	—	—

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain payables and/or receivables of certain derivative financial instruments with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of April 30, 2014, the Funds had outstanding forward foreign currency contracts listed on their respective Schedules of Investments.

Equity Risk.  Each Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

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Notes to Financial Statements    (Unaudited)

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options provide minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2014, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the period ended April 30, 2014, the Funds had the following transactions in options written:

	GROWTH FUND		OPPORTUNISTIC VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2013	—	$—	845	$81,712
Option written	56,697	13,867,817	20,685	3,196,160
Options closed	(25,370)	(11,181,043)	(15,005)	(2,578,247)
Options exercised	—	—	(1,542)	(128,627)
Options expired	(23,125)	(228,871)	(3,448)	(473,345)

Options outstanding at April 30, 2014	8,202	$2,457,903	1,535	$97,653

	DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2013	—	$—	—	$—
Option written	3,856	718,189	334	85,098
Options closed	(2,608)	(541,382)	(118)	(57,307)
Options exercised	(254)	(29,245)	—	—
Options expired	(474)	(114,266)	(138)	(1,342)

Options outstanding at April 30, 2014	520	$33,296	78	$26,449

	GROWTH AND INCOME FUND		CONVERTIBLE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2013	6,270	$557,761	2,080	$185,015
Option written	—	—	5,700	558,341
Options closed	(6,270)	(557,761)	(2,080)	(185,015)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at April 30, 2014	—	$—	5,700	$558,341

144	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	MARKET NEUTRAL INCOME FUND		LONG/SHORT FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2013	7,079	$13,805,358	171	$41,970
Option written	37,697	66,164,642	3,376	440,808
Options closed	(26,633)	(58,646,544)	(882)	(152,129)
Options exercised	(3,491)	(474,434)	(967)	(113,209)
Options expired	(805)	(259,244)	(256)	(85,757)

Options outstanding at April 30, 2014	13,847	$20,589,778	1,442	$131,683

As of April 30, 2014, the Funds had outstanding derivative contracts which are reflected on the Statement of Asset and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$280,034	$1,261
Written options(2)	—	7,503,303

	$280,034	$7,504,564

	OPPORTUNISTIC VALUE FUND
Gross amounts at fair value:
Written options(2)	$—	$81,190

	$—	$81,190

	FOCUS GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$3,337	$—

	$3,337	$—

	DIVIDEND GROWTH FUND
Gross amounts at fair value:
Written options(2)	$—	$27,653

	$—	$27,653

	MID CAP GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$1,782	$—
Written options(2)	—	81,270

	$1,782	$81,270

	GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$10,241	$82,633
Options purchased(3)	25,092,870	—

	$25,103,111	$82,633

	GLOBAL GROWTH AND INCOME
Gross amounts at fair value:
Options purchased(3)	$7,382,155	$—

	$7,382,155	$—

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Notes to Financial Statements    (Unaudited)

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$86,550	$29,215
Purchased options(3)	23,633,050	—
Written options(2)	—	427,500

	$23,719,600	$456,715

	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Purchased options(3)	$4,366,590	$—
Written options(2)	—	33,116,742

	$4,366,590	$33,116,742

	LONG/SHORT FUND
Gross amounts at fair value:
Purchased options(3)	$218,736	$—
Written options(2)	—	150,365

	$218,736	$150,365

The following tables present the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of April 30, 2014:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Barclays Bank plc	ISDA	$—	$1,261	$—	$—	$1,261
Northern Trust Company	ISDA	218,535	—	—	218,535	—
Other derivatives(4)		61,499	—	—	61,499	—

		$280,034	$1,261	$—	$280,034	$1,261

FOCUS GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$3,243	$—	$—	$3,243	$—
Other derivatives(4)		94	—	—	94	—

		$3,337	$—	$—	$3,337	$—

MID CAP GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Other derivatives(4)		$1,782	$—	$—	$1,782	$—

		$1,782	$—	$—	$1,782	$—

146	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank N.A.	ISDA	$—	$59,675	$—	$—	$59,675
Northern Trust Company	ISDA	—	19,684	—	—	19,684
Other derivatives(4)		10,241	3,274	—	10,241	3,274

		$10,241	$82,633	$—	$10,241	$82,633

CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank N.A.	ISDA	$419	$19,897	$—	$—	$19,478
Northern Trust Company	ISDA	74,781	8,227	—	66,554	—
Other derivatives(4)		11,350	1,091	—	11,350	1,091

		$86,550	$29,215	$—	$77,904	$20,569

For the six months ended April 30, 2014, the volume of derivative activity for the Funds is reflected below:*

	DERIVATIVE TYPE
	FORWARD CONTRACTS FAIR VALUE[1]	OPTION PURCHASED FAIR VALUE[3]	OPTIONS WRITTEN FAIR VALUE[2]
Growth Fund	658,033,607	—	56,697
Opportunistic Value Fund	—	17,190	20,685
Focus Growth Fund	14,473,585	—	—
Dividend Growth Fund	—	5,400	3,856
Mid Cap Growth Fund	—	—	334
International Growth Fund	275,824,931	—	—
Evolving World Growth Fund	189,380,665	—	—
Global Equity Fund	34,985,223	—	—
Growth and Income Fund	225,020,732	7,640	—
Global Growth and Income Fund	76,753,312	11,650	—
Convertible Fund	256,063,494	32,560	5,700
Market Neutral Income Fund	19,984,350	42,286	37,697
Long/Short Fund	—	7,954	3,376

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options written is Options written, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities.

(4)	Other derivatives are not subject to a master netting agreement which include forward foreign currency contracts.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

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Notes to Financial Statements    (Unaudited)

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$3,592,053,798	$—	$—	$3,592,053,798
Common Stocks Foreign	—	128,160,234	—	128,160,234
Short Term Investment	40,521,522	—	—	40,521,522
Forward Foreign Currency Contracts	—	280,034	—	280,034

Total	$3,632,575,320	$128,440,268	$—	$3,761,015,588

Liabilities:
Written Options	$7,503,303	$—	$—	$7,503,303
Forward Foreign Currency Contract	—	1,261	—	1,261

Total	$7,503,303	$1,261	$—	$7,504,564

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$104,420,525	$—	$—	$104,420,525
Common Stock Foreign	—	1,240,912	—	1,240,912
Warrant	959,000	—	—	959,000
Short Term Investment	4,372,154	—	—	4,372,154

Total	$109,751,679	$1,240,912	$—	$110,992,591

Liabilities:
Written Options	$81,190	$—	$—	$81,190

Total	$81,190	$—	$—	$81,190

	FOCUS GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$65,182,281	$—	$—	$65,182,281
Common Stocks Foreign	—	2,843,129	—	2,843,129
Short Term Investment	5,042,767	—	—	5,042,767
Forward Foreign Currency Contracts	—	3,337	—	3,337

Total	$70,225,048	$2,846,466	$—	$73,071,514

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$45,058,411	$—	$—	$45,058,411
Short Term Investment	2,320,947	—	—	2,320,947

Total	$47,379,358	$—	$—	$47,379,358

148	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Preferred Stocks	$612,136	$—	$—	$612,136
Common Stocks U.S.	32,119,721	—	—	32,119,721
Warrant	313,456	—	—	313,456
Short Term Investment	798,361	—	—	798,361

Total	$33,843,674	$—	$—	$33,843,674

Liabilities:
Written Options	$27,653	$—	$—	$27,653

Total	$27,653	$—	$—	$27,653

	MID CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$43,320,880	$—	$—	$43,320,880
Common Stocks Foreign	—	1,000,369	—	1,000,369
Short Term Investment	1,486,199	—	—	1,486,199
Forward Foreign Currency Contracts	—	1,782	—	1,782

Total	$44,807,079	$1,002,151	$—	$45,809,230

Liabilities:
Written Options	$81,270	$—	$—	$81,270

Total	$81,270	$—	$—	$81,270

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$37,810,977	$669,671,939	$—	$707,482,916
Common Stocks U.S.	129,645,232	—	—	129,645,232
Short Term Investment	27,004,088	—	—	27,004,088

Total	$194,460,297	$669,671,939	$—	$864,132,236

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$123,053,869	$—	$123,053,869
Common Stocks Foreign	64,790,066	327,159,421	—	391,949,487
Common Stocks U.S.	87,329,469	—	—	87,329,469
Short Term Investment	24,948,930	—	—	24,948,930

Total	$177,068,465	$450,213,290	$—	$627,281,755

	EMERGING MARKET EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$1,983,511	$4,865,690	$—	$6,849,201
Common Stocks U.S.	3,379,909	—	—	3,379,909
Short Term Investment	91,238	—	—	91,238

Total	$5,454,658	$4,865,690	$—	$10,320,348

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Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$148,245,787	$—	$—	$148,245,787
Common Stocks Foreign	2,330,615	100,871,668	—	103,202,283
Short Term Investment	169	—	—	169

Total	$150,576,571	$100,871,668	$—	$251,448,239

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,084,003,018	$—	$1,084,003,018
Synthetic Convertible Securities (Corporate Bonds)	—	170,299,721	—	170,299,721
Synthetic Convertible Securities (Purchased Options)	25,092,870	—	—	25,092,870
Convertible Preferred Stocks	170,232,950	86,879,313	—	257,112,263
Common Stocks U.S.	1,574,845,577	—	—	1,574,845,577
Short Term Investment	65,329,279	—	—	65,329,279
Forward Foreign Currency Contract	—	10,241	—	10,241

Total	$1,835,500,676	$1,341,192,293	$—	$3,176,692,969

Liabilities:
Forward Foreign Currency Contracts	$—	$82,633	$—	$82,633

Total	$—	$82,633	$—	$82,633

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$211,535,238	$—	$211,535,238
Synthetic Convertible Securities (Corporate Bonds)	—	7,386,922	—	7,386,922
Synthetic Convertible Securities (Sovereign Bonds)	—	26,813,771	—	26,813,771
Synthetic Convertible Securities (Purchased Options)	7,382,155	—	—	7,382,155
Convertible Preferred Stocks	9,118,562	17,189,770	—	26,308,332
Common Stocks Foreign	—	135,720,001	—	135,720,001
Common Stocks U.S.	151,556,306	—	—	151,556,306
Short Term Investment	557,786	—	—	557,786

Total	$168,614,809	$398,645,702	$—	$567,260,511

150	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$915,870,700	$—	$915,870,700
Synthetic Convertible Securities (Corporate Bonds)	—	47,442,234	—	47,442,234
Synthetic Convertible Securities (Purchased Options)	22,621,300	—	—	22,621,300
Convertible Preferred Stocks	101,772,961	72,274,687	—	174,047,648
Common Stock Foreign	—	14,436,247	—	14,436,247
Common Stocks U.S.	141,843,700	—	—	141,843,700
Purchased Option	1,011,750	—	—	1,011,750
Short Term Investment	23,827,076	—	—	23,827,076
Forward Foreign Currency Contracts	—	86,550	—	86,550

Total	$291,076,787	$1,050,110,418	$—	$1,341,187,205

Liabilities:
Written Options	$427,500	$—	$—	$427,500
Forward Foreign Currency Contracts	—	29,215	—	29,215

Total	$427,500	$29,215	$—	$456,715

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$115,017,332	$—	$115,017,332
Short Term Investment	4,251,796	—	—	4,251,796

Total	$4,251,796	$115,017,332	$—	$119,269,128

	HIGH INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$226,659,582	$—	$226,659,582
Convertible Bonds	—	8,877,990	—	8,877,990
Convertible Preferred Stocks	1,653,500	2,600,162	—	4,253,662
Short Term Investment	11,582,952	—	—	11,582,952

Total	$13,236,452	$238,137,734	$—	$251,374,186

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Notes to Financial Statements    (Unaudited)

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,140,382,493	$—	$1,140,382,493
Synthetic Convertible Securities (Corporate Bonds)	—	571,207,148	—	571,207,148
Synthetic Convertible Securities (Purchased Options)	543,873	—	—	543,873
Convertible Preferred Stocks	18,532,260	—	—	18,532,260
Common Stocks U.S.	1,853,263,320	—	—	1,853,263,320
Common Stocks Foreign	—	4,332,516	—	4,332,516
Purchased Options	3,822,717	—	—	3,822,717
Short Term Investment	394,031,899	—	—	394,031,899

Total	$2,270,194,069	$1,715,922,157	$—	$3,986,116,226

Liabilities:
Common Stocks Sold Short U.S.	$552,620,514	$—	$—	$552,620,514
Common Stocks Sold Short Foreign	—	5,180,121	—	5,180,121
Exchange-Traded Funds Sold Short	73,280,614	—	—	73,280,614
Written Options	33,116,742	—	—	33,116,742

Total	$659,017,870	$5,180,121	$—	$664,197,991

	LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$54,022,706	$—	$—	$54,022,706
Common Stocks Foreign	—	1,228,449	—	1,228,449
Purchased Options	218,736	—	—	218,736
Short Term Investment	28,873,499	—	—	28,873,499

Total	$83,114,941	$1,228,449	$—	$84,343,390

Liabilities:
Common Stocks Sold Short U.S.	$20,756,544	$—	$—	$20,756,544
Common Stocks Sold Short Foreign	—	1,341,151	—	1,341,151
Exchange-Traded Fund Sold Short	897,405	—	—	897,405
Written Options	150,365	—	—	150,365

Total	$21,804,314	$1,341,151	$—	$23,145,465

152	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 8 – Capital Share Transactions

For the six months ended April 30, 2014 the following tables summarize the activity in capital shares of the Funds:

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,851,293	$140,669,870	825,130	$12,374,691	906,026	$15,796,294
Shares issued as reinvestment of distributions	11,438,191	524,669,823	420,977	6,041,017	1,608	28,041
Less shares redeemed	(9,206,785)	(459,795,066)	(1,701,335)	(25,360,302)	(865,987)	(15,158,859)

Net increase (decrease)	5,082,699	$205,544,627	(455,228)	$(6,944,594)	41,647	$665,476

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	34,551	$1,524,606	5,609	$78,569	2,512	$42,465
Shares issued as reinvestment of distributions	424,071	18,676,120	6,049	80,879	—	—
Less shares redeemed	(701,236)	(33,389,148)	(45,310)	(617,991)	(18,591)	(304,967)

Net increase (decrease)	(242,614)	$(13,188,422)	(33,652)	$(458,543)	(16,079)	$(262,502)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,733,826	$67,432,986	172,931	$2,363,718	207,891	$3,374,937
Shares issued as reinvestment of distributions	6,476,475	248,372,816	53,258	704,065	—	—
Less shares redeemed	(3,515,963)	(148,259,894)	(58,284)	(775,871)	(47,252)	(775,018)

Net increase (decrease)	4,694,338	$167,545,908	167,905	$2,291,912	160,639	$2,599,919

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,881,239	$113,057,831	574,355	$8,653,540	93,158	$1,636,885
Shares issued as reinvestment of distributions	3,644,971	191,543,226	116,680	1,711,690	5,239	92,100
Less shares redeemed	(7,009,739)	(395,605,009)	(136,528)	(2,055,387)	(47,503)	(836,121)

Net increase (decrease)	(1,483,529)	$(91,003,952)	554,507	$8,309,843	50,894	$892,864

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	32,381	$1,588,469	180	$2,650	1,134	$19,403
Shares issued as reinvestment of distributions	55,617	2,486,625	731	10,396	—	—
Less shares redeemed	(60,931)	(3,259,741)	—	—	(5,531)	(92,381)

Net increase (decrease)	27,067	$815,353	911	$13,046	(4,397)	$(72,978)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements    (Unaudited)

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	546,940	$8,089,331	522,065	$5,474,038	2,385,438	$26,598,177
Shares issued as reinvestment of distributions	318,417	4,234,941	44,743	467,566	511	5,558
Less shares redeemed	(596,830)	(8,817,743)	(292,450)	(3,063,791)	(262,328)	(2,898,606)

Net increase (decrease)	268,527	$3,506,529	274,358	$2,877,813	2,123,621	$23,705,129

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	183	$2,353	—	$—	—	$—
Shares issued as reinvestment of distributions	17,986	232,562	—	—	—	—
Less shares redeemed	(7,852)	(108,072)	—	—	—	—

Net increase (decrease)	10,317	$126,843	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	19,724	$270,723	3,770	$39,467	39,606	$447,750
Shares issued as reinvestment of distributions	29,073	375,617	391	4,078	1	13
Less shares redeemed	(23,404)	(309,600)	—	—	(885)	(10,000)

Net increase (decrease)	25,393	$336,740	4,161	$43,545	38,722	$437,763

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	27,185	$386,655	76,130	$796,116	229,289	$2,593,982
Shares issued as reinvestment of distributions	104,044	1,398,357	14,212	148,517	422	4,599
Less shares redeemed	(113,396)	(1,693,339)	(34,241)	(357,618)	(31,161)	(348,487)

Net increase (decrease)	17,833	$91,673	56,101	$587,015	198,550	$2,250,094

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	19,043	251,178	157	1,639	1	8
Less shares redeemed	(8,455)	(114,971)	—	—	—	—

Net increase (decrease)	10,588	$136,207	157	$1,639	1	$8

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

154	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND[1]
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,684,829	$52,843,742	5,613,838	$77,644,367	527,625	$5,267,850
Shares issued as reinvestment of distributions	68,048	1,315,376	110,950	1,517,798	—	—
Less shares redeemed	(4,395,463)	(86,182,448)	(2,923,863)	(40,180,756)	(383)	(3,567)

Net increase (decrease)	(1,642,586)	$(32,023,330)	2,800,925	$38,981,409	527,242	$5,264,283

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	908	$17,249	7,011	$94,767	—	$—
Shares issued as reinvestment of distributions	—	—	1,107	14,719	—	—
Less shares redeemed	(125,503)	(2,340,587)	(10,900)	(145,740)	—	—

Net increase (decrease)	(124,595)	$(2,323,338)	(2,782)	$(36,254)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	244,370	$4,564,670	860,091	$11,556,486	21,772	$215,886
Shares issued as reinvestment of distributions	—	—	21,045	279,897	—	—
Less shares redeemed	(322,416)	(5,987,268)	(336,654)	(4,502,439)	—	—

Net increase (decrease)	(78,046)	$(1,422,598)	544,482	$7,333,944	21,772	$215,886

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,375,892	$67,050,540	9,326,457	$130,330,614	493,116	$4,930,000
Shares issued as reinvestment of distributions	140,580	2,744,118	232,806	3,203,411	—	—
Less shares redeemed	(5,289,159)	(105,177,368)	(5,657,939)	(78,107,136)	—	—

Net increase (decrease)	(1,772,687)	$(35,382,710)	3,901,324	$55,426,889	493,116	$4,930,000

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	146,290	$2,827,758	119,063	$1,634,117	10,000	$100,000
Shares issued as reinvestment of distributions	1,538	29,377	1,166	15,858	—	—
Less shares redeemed	(314,126)	(6,065,430)	(104,123)	(1,429,778)	—	—

Net increase (decrease)	(166,298)	$(3,208,295)	16,106	$220,197	10,000	$100,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

1	Emerging Market Equity Fund commenced operations on December 31, 2013.

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Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,203,463	$33,395,518	1,813,881	$60,912,348	1,142,046	$11,864,140
Shares issued as reinvestment of distributions	202,247	3,011,453	4,689,848	153,234,154	3,229,249	31,618,851
Less shares redeemed	(5,302,693)	(80,280,482)	(7,562,875)	(256,062,007)	(4,587,254)	(48,101,656)

Net increase (decrease)	(2,896,983)	$(43,873,511)	(1,059,146)	$(41,915,505)	(215,959)	$(4,618,665)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	4,028	$58,589	18,505	$712,377	13,863	$139,634
Shares issued as reinvestment of distributions	3,469	49,880	88,705	3,373,678	136,244	1,361,076
Less shares redeemed	(20,227)	(294,386)	(480,222)	(18,816,019)	(357,353)	(3,786,750)

Net increase (decrease)	(12,730)	$(185,917)	(373,012)	$(14,729,964)	(207,246)	$(2,286,040)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	135,475	$1,966,015	962,677	$32,182,344	964,444	$9,044,121
Shares issued as reinvestment of distributions	32,906	472,200	2,502,636	82,179,018	2,696,480	24,672,794
Less shares redeemed	(250,993)	(3,644,903)	(3,209,142)	(108,921,169)	(2,741,384)	(26,511,594)

Net increase (decrease)	(82,612)	$(1,206,688)	256,171	$5,440,193	919,540	$7,205,321

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,232,007	$18,928,701	1,733,746	$56,706,828	1,884,518	$19,712,851
Shares issued as reinvestment of distributions	171,983	2,578,019	1,886,539	60,024,682	3,397,387	33,914,813
Less shares redeemed	(8,620,254)	(132,086,556)	(3,829,558)	(126,753,425)	(3,394,546)	(35,761,970)

Net increase (decrease)	(7,216,264)	$(110,579,836)	(209,273)	$(10,021,915)	1,887,359	$17,865,694

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	192,915	$2,886,252	75,083	$2,510,910	21,437	$216,545
Shares issued as reinvestment of distributions	12,709	186,563	62,113	2,016,537	26,946	261,658
Less shares redeemed	(159,335)	(2,390,201)	(170,348)	(5,681,324)	(34,673)	(353,772)

Net increase (decrease)	46,289	$682,614	(33,152)	$(1,153,877)	13,710	$124,431

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

156	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,680,293	$121,864,418	1,413,155	$15,043,094	1,327,029	$13,102,866
Shares issued as reinvestment of distributions	2,596,886	45,733,719	311,210	3,289,482	900,772	8,823,741
Less shares redeemed	(5,745,292)	(105,369,645)	(2,909,527)	(31,178,282)	(3,126,046)	(30,800,872)

Net increase (decrease)	3,531,887	$62,228,492	(1,185,162)	$(12,845,706)	(898,245)	$(8,874,265)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	12,317	$273,449	6,368	$67,859	16,240	$168,477
Shares issued as reinvestment of distributions	22,671	498,416	13,443	141,945	10,832	111,349
Less shares redeemed	(66,399)	(1,503,745)	(165,773)	(1,771,184)	(87,672)	(906,326)

Net increase (decrease)	(31,411)	$(731,880)	(145,962)	$(1,561,380)	(60,600)	$(626,500)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,760,847	$31,648,138	91,783	$971,265	122,160	$1,247,563
Shares issued as reinvestment of distributions	1,222,989	21,359,760	53,580	565,801	104,971	1,069,447
Less shares redeemed	(2,168,551)	(39,315,474)	(600,324)	(6,404,248)	(367,024)	(3,758,817)

Net increase (decrease)	815,285	$13,692,424	(454,961)	$(4,867,182)	(139,893)	$(1,441,807)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,999,770	$182,868,693	713,251	$7,601,094	270,543	$2,662,057
Shares issued as reinvestment of distributions	2,070,083	33,442,493	146,773	1,550,505	99,621	976,512
Less shares redeemed	(4,377,823)	(73,357,527)	(3,082,528)	(32,736,723)	(329,424)	(3,253,691)

Net increase (decrease)	8,692,030	$142,953,659	(2,222,504)	$(23,585,124)	40,740	$384,878

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	32,412	$586,617	46,907	$509,138	934	$9,182
Shares issued as reinvestment of distributions	12,136	213,059	1,800	19,104	759	7,425
Less shares redeemed	(37,460)	(704,650)	(234,371)	(2,502,657)	(2,708)	(26,717)

Net increase (decrease)	7,088	$95,026	(185,664)	$(1,974,415)	(1,015)	$(10,110)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements    (Unaudited)

	MARKET NEUTRAL INCOME FUND		LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	32,110,030	$417,371,727	3,322,255	$35,592,690
Shares issued as reinvestment of distributions	2,835,993	36,594,969	22,410	242,934
Less shares redeemed	(17,583,779)	(228,001,721)	(110,303)	(1,184,758)

Net increase (decrease)	17,362,244	$225,964,975	3,234,362	$34,650,866

Class B	Shares	Dollars	Shares	Dollars
Shares sold*	9,527	$130,840	—	$—
Shares issued as reinvestment of distributions	8,923	121,669	—	—
Less shares redeemed	(228,854)	(3,141,586)	—	—

Net increase (decrease)	(210,404)	$(2,889,077)	—	$—

Class C	Shares	Dollars	Shares	Dollars
Shares sold	4,679,410	$61,790,282	352,244	$3,762,851
Shares issued as reinvestment of distributions	390,857	5,127,261	886	9,555
Less shares redeemed	(2,146,943)	(28,349,717)	(15,095)	(161,395)

Net increase (decrease)	2,923,324	$38,567,826	338,035	$3,611,011

Class I	Shares	Dollars	Shares	Dollars
Shares sold	52,553,492	$675,518,490	929,692	$9,863,434
Shares issued as reinvestment of distributions	2,969,484	37,939,196	32,684	353,322
Less shares redeemed	(21,677,752)	(278,620,890)	(545,327)	(5,696,359)

Net increase (decrease)	33,845,224	$434,836,796	417,049	$4,520,397

Class R	Shares	Dollars	Shares	Dollars
Shares sold	160,725	$2,080,630	1,624	$17,653
Shares issued as reinvestment of distributions	8,578	110,339	82	884
Less shares redeemed	(67,124)	(872,557)	(954)	(10,150)

Net increase (decrease)	102,179	$1,318,412	752	$8,387

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

158	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2013
	GROWTH FUND		VALUE FUND		FOCUS GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,698,446	$288,677,549	4,154,726	$55,950,662	1,246,440	$17,652,590
Shares issued as reinvestment of distributions	4,375,619	208,498,223	59,323	726,702	7,383	99,669
Less shares redeemed	(36,956,299)	(1,862,247,515)	(2,244,797)	(31,385,503)	(1,391,628)	(19,800,041)

Net increase (decrease)	(26,882,234)	$(1,365,071,743)	1,969,252	$25,291,861	(137,805)	$(2,047,782)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	23,972	$1,141,263	30,985	$397,608	8,803	$118,456
Shares issued as reinvestment of distributions	220,222	10,255,736	166	1,909	—	—
Less shares redeemed	(2,260,426)	(110,984,722)	(59,629)	(741,007)	(92,412)	(1,231,635)

Net increase (decrease)	(2,016,232)	$(99,587,723)	(28,478)	$(341,490)	(83,609)	$(1,113,179)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,038,050	$45,361,329	364,549	$4,850,080	116,600	$1,551,043
Shares issued as reinvestment of distributions	1,854,456	78,072,616	1,932	22,046	—	—
Less shares redeemed	(10,183,035)	(454,207,080)	(87,297)	(1,061,935)	(173,524)	(2,328,639)

Net increase (decrease)	(7,290,529)	$(330,773,135)	279,184	$3,810,191	(56,924)	$(777,596)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,922,368	$162,340,572	919,296	$12,632,606	58,516	$874,383
Shares issued as reinvestment of distributions	1,766,350	93,121,966	14,489	181,117	14,398	195,660
Less shares redeemed	(20,021,303)	(1,112,047,082)	(373,331)	(5,434,924)	(296,097)	(4,194,034)

Net increase (decrease)	(15,332,585)	$(856,584,544)	560,454	$7,378,799	(223,183)	$(3,123,991)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	68,214	$3,386,646	210	$3,028	6,190	$92,967
Shares issued as reinvestment of distributions	23,488	1,100,673	91	1,105	33	451
Less shares redeemed	(212,982)	(10,750,078)	—	—	(3,332)	(47,964)

Net increase (decrease)	(121,280)	$(6,262,759)	301	$4,133	2,891	$45,454

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	159

Notes to Financial Statements    (Unaudited)

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND[1]		MID CAP GROWTH FUND[2]
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,115,666	$14,769,576	2,556,707	$24,928,779	1,225,759	$12,958,106
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(843,869)	(11,102,690)	(54,197)	(539,487)	(158)	(1,643)

Net increase (decrease)	271,797	$3,666,886	2,502,510	$24,389,292	1,225,601	$12,956,463

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	8,730	$110,024	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(10,514)	(134,925)	—	—	—	—

Net increase (decrease)	(1,784)	$(24,901)	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	203,861	$2,605,304	24,452	$245,678	11,541	$115,915
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(222,207)	(2,870,963)	—	—	—	—

Net increase (decrease)	(18,346)	$(265,659)	24,452	$245,678	11,541	$115,915

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	229,709	$3,048,227	741,607	$7,260,988	687,645	$7,173,306
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(210,760)	(2,680,000)	(9,721)	(97,822)	(1,666)	(17,733)

Net increase (decrease)	18,949	$368,227	731,886	$7,163,166	685,979	$7,155,573

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	111,341	$1,480,601	10,000	$100,000	10,000	$100,000
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(89,351)	(1,221,464)	—	—	—	—

Net increase (decrease)	21,990	$259,137	10,000	$100,000	10,000	$100,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

1	Dividend Growth Fund commenced operations on August 5, 2013.

2	Mid Cap Growth Fund commenced operations on August 5, 2013.

160	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,802,866	$193,763,129	7,723,094	$101,784,615	9,760,230	$131,850,226
Shares issued as reinvestment of distributions	52,310	923,270	—	—	17,456	231,115
Less shares redeemed	(18,294,146)	(329,487,625)	(6,775,607)	(88,707,523)	(8,333,709)	(113,588,810)

Net increase (decrease)	(7,438,970)	$(134,801,226)	947,487	$13,077,092	1,443,977	$18,492,531

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	29,290	$502,349	22,518	$291,814	50,324	$649,937
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(280,526)	(4,814,102)	(17,817)	(229,594)	(59,580)	(779,669)

Net increase (decrease)	(251,236)	$(4,311,753)	4,701	$62,220	(9,256)	$(129,732)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	768,597	$13,094,768	1,539,239	$19,831,625	1,258,808	$16,272,301
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(1,159,252)	(19,832,027)	(747,435)	(9,581,125)	(1,015,692)	(13,416,293)

Net increase (decrease)	(390,655)	$(6,737,259)	791,804	$10,250,500	243,116	$2,856,008

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	14,608,489	$266,666,758	19,018,471	$252,751,897	6,162,361	$83,548,120
Shares issued as reinvestment of distributions	89,627	1,598,047	27,826	363,964	47,653	635,699
Less shares redeemed	(14,833,970)	(269,940,403)	(10,472,864)	(136,561,098)	(8,929,078)	(121,432,649)

Net increase (decrease)	(135,854)	$(1,675,598)	8,573,433	$116,554,763	(2,719,064)	$(37,248,830)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	759,251	$13,419,670	70,612	$914,875	586,540	$7,817,862
Shares issued as reinvestment of distributions	514	8,961	—	—	357	4,668
Less shares redeemed	(434,439)	(7,775,823)	(54,787)	(713,170)	(317,533)	(4,299,880)

Net increase (decrease)	325,326	$5,652,808	15,825	$201,705	269,364	$3,522,650

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements    (Unaudited)

	GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,624,160	$153,687,328	2,159,870	$24,036,513	3,670,210	$67,242,380
Shares issued as reinvestment of distributions	1,880,736	60,221,176	756,099	8,155,998	2,735,077	45,128,774
Less shares redeemed	(21,956,925)	(728,975,535)	(13,068,165)	(145,527,659)	(16,244,834)	(285,420,730)

Net increase (decrease)	(15,452,029)	$(515,067,031)	(10,152,196)	$(113,335,148)	(9,839,547)	$(173,049,576)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	22,141	$825,195	13,117	$145,935	12,974	$265,125
Shares issued as reinvestment of distributions	56,819	2,085,824	29,572	322,632	31,242	630,774
Less shares redeemed	(1,352,731)	(51,376,465)	(642,976)	(7,193,118)	(223,588)	(4,802,762)

Net increase (decrease)	(1,273,771)	$(48,465,446)	(600,287)	$(6,724,551)	(179,372)	$(3,906,863)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,187,982	$39,362,881	748,241	$7,811,651	994,748	$17,447,422
Shares issued as reinvestment of distributions	965,517	31,060,689	439,157	4,461,838	1,411,403	23,104,667
Less shares redeemed	(9,928,459)	(331,037,669)	(7,343,846)	(76,673,236)	(7,371,270)	(128,691,317)

Net increase (decrease)	(7,774,960)	$(260,614,099)	(6,156,448)	$(64,399,747)	(4,965,119)	$(88,139,228)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,899,837	$158,679,841	4,029,711	$45,494,634	4,199,805	$70,482,843
Shares issued as reinvestment of distributions	845,738	26,437,755	1,852,975	20,297,892	2,145,759	32,744,280
Less shares redeemed	(15,382,928)	(498,921,712)	(75,709,941)	(845,838,159)	(15,449,051)	(251,930,059)

Net increase (decrease)	(9,637,353)	$(313,804,116)	(69,827,255)	$(780,045,633)	(9,103,487)	$(148,702,936)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	181,518	$5,988,461	39,218	$433,005	39,053	$695,991
Shares issued as reinvestment of distributions	20,529	653,652	5,021	53,688	15,266	250,976
Less shares redeemed	(264,294)	(8,867,125)	(183,060)	(2,019,808)	(77,309)	(1,373,926)

Net increase (decrease)	(62,247)	$(2,225,012)	(138,821)	$(1,533,115)	(22,990)	$(426,959)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

162	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	TOTAL RETURN BOND FUND
Class A	Shares	Dollars
Shares sold	1,707,185	$18,745,379
Shares issued as reinvestment of distributions	322,450	3,543,119
Less shares redeemed	(5,774,312)	(63,223,596)

Net increase (decrease)	(3,744,677)	$(40,935,098)

Class B	Shares	Dollars
Shares sold*	70,153	$773,191
Shares issued as reinvestment of distributions	11,329	124,624
Less shares redeemed	(410,048)	(4,506,040)

Net increase (decrease)	(328,566)	$(3,608,225)

Class C	Shares	Dollars
Shares sold	440,929	$4,877,673
Shares issued as reinvestment of distributions	55,114	606,115
Less shares redeemed	(2,042,871)	(22,355,365)

Net increase (decrease)	(1,546,828)	$(16,871,577)

Class I	Shares	Dollars
Shares sold	450,561	$4,949,172
Shares issued as reinvestment of distributions	128,953	1,414,603
Less shares redeemed	(702,976)	(7,662,210)

Net increase (decrease)	(123,462)	$(1,298,435)

Class R	Shares	Dollars
Shares sold	55,058	$606,129
Shares issued as reinvestment of distributions	4,632	50,787
Less shares redeemed	(10,755)	(118,993)

Net increase (decrease)	48,935	$537,923

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements    (Unaudited)

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND		LONG/SHORT FUND[3]
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,232,856	$71,447,444	45,727,908	$588,547,503	903,306	$9,247,235
Shares issued as reinvestment of distributions	1,468,421	14,515,578	1,286,792	16,447,259	—	—
Less shares redeemed	(10,017,503)	(99,389,960)	(34,667,671)	(445,214,378)	(2,399)	(24,093)

Net increase (decrease)	(1,316,226)	$(13,426,938)	12,347,029	$159,780,384	900,907	$9,223,142

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	64,474	$667,898	31,555	$427,193	—	$—
Shares issued as reinvestment of distributions	23,198	240,033	2,951	39,665	—	—
Less shares redeemed	(342,371)	(3,557,932)	(342,944)	(4,633,172)	—	—

Net increase (decrease)	(254,699)	$(2,650,001)	(308,438)	$(4,166,314)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	343,671	$3,539,419	5,377,854	$70,429,097	37,379	$373,819
Shares issued as reinvestment of distributions	179,067	1,836,681	100,519	1,303,042	—	—
Less shares redeemed	(1,401,938)	(14,429,405)	(4,489,270)	(58,490,445)	—	—

Net increase (decrease)	(879,200)	$(9,053,305)	989,103	$13,241,694	37,379	$373,819

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	540,433	$5,384,760	75,572,896	$962,950,220	3,544,198	$35,611,377
Shares issued as reinvestment of distributions	186,855	1,846,715	1,306,946	16,547,425	—	—
Less shares redeemed	(1,544,125)	(15,363,141)	(38,321,966)	(487,366,131)	(2,286)	(23,553)

Net increase (decrease)	(816,837)	$(8,131,666)	38,557,876	$492,131,514	3,541,912	$35,587,824

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,874	$58,269	214,511	$2,752,839	10,000	$100,000
Shares issued as reinvestment of distributions	1,105	10,902	3,475	44,254	—	—
Less shares redeemed	(25,249)	(248,870)	(214,812)	(2,736,436)	—	—

Net increase (decrease)	(18,270)	$(179,699)	3,174	$60,657	10,000	$100,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

3	Long/Short Fund commenced operations on June 3, 2013.

164	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Net asset value, beginning of period	$58.75		$49.90	$51.06	$49.18		$40.60		$32.20
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.05)	(0.22)	(0.32)		(0.16)		(0.14)
Net realized and unrealized gain (loss)	2.32		12.63	1.21	2.20		8.74		8.54
Total from investment operations	2.20		12.58	0.99	1.88		8.58		8.40
Distributions:
Dividends from net investment income	—		—	—	—		—		—
Dividends from net realized gains	(15.29)		(3.73)	(2.15)	—		—		—
Total distributions	(15.29)		(3.73)	(2.15)	—		—		—
Net asset value, end of period	$45.66		$58.75	$49.90	$51.06		$49.18		$40.60
Ratios and supplemental data:
Total return(b)	3.63%		26.95%	2.26%	3.82%		21.13%		26.09%
Net assets, end of period (000)	$1,970,805		$2,237,328	$3,241,595	$4,232,942		$4,721,389		$5,017,458
Ratio of net expenses to average net assets	1.24%	(c)	1.26%	1.29%	1.26%		1.27%		1.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.24%	(c)	1.26%	1.29%	1.26%		1.27%		1.33%
Ratio of net investment income (loss) to average net assets	(0.50%	)(c)	(0.10% )	(0.44% )	(0.60%	)	(0.37%	)	(0.44%	)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Portfolio turnover rate	18.9%		67.1%	57.0%	84.7%		52.7%		52.3%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Net asset value, beginning of period	$57.05		$48.90	$50.44	$48.96		$40.72		$32.53
Income from investment operations:
Net investment income (loss)(a)	(0.30)		(0.43)	(0.59)	(0.71)		(0.50)		(0.39)
Net realized and unrealized gain (loss)	2.26		12.31	1.20	2.19		8.74		8.58
Total from investment operations	1.96		11.88	0.61	1.48		8.24		8.19
Distributions:
Dividends from net investment income	—		—	—	—		—		—
Dividends from net realized gains	(15.29)		(3.73)	(2.15)	—		—		—
Total distributions	(15.29)		(3.73)	(2.15)	—		—		—
Net asset value, end of period	$43.72		$57.05	$48.90	$50.44		$48.96		$40.72
Ratios and supplemental data:
Total return(b)	3.25%		26.00%	1.50%	3.02%		20.24%		25.18%
Net assets, end of period (000)	$54,450		$84,895	$171,357	$335,792		$508,828		$593,604
Ratio of net expenses to average net assets	1.99%	(c)	2.02%	2.03%	2.01%		2.02%		2.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.99%	(c)	2.02%	2.03%	2.01%		2.02%		2.08%
Ratio of net investment income (loss) to average net assets	(1.24%	)(c)	(0.86% )	(1.18% )	(1.34%	)	(1.12%	)	(1.19%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Net asset value, beginning of period	$51.58		$44.56	$46.16	$44.80		$37.26		$29.77
Income from investment operations:
Net investment income (loss)(a)	(0.26)		(0.38)	(0.54)	(0.66)		(0.45)		(0.36)
Net realized and unrealized gain (loss)	2.04		11.13	1.09	2.02		7.99		7.85
Total from investment operations	1.78		10.75	0.55	1.36		7.54		7.49
Distributions:
Dividends from net investment income	—		—	—	—		—		—
Dividends from net realized gains	(15.29)		(3.73)	(2.15)	—		—		—
Total distributions	(15.29)		(3.73)	(2.15)	—		—		—
Net asset value, end of period	$38.07		$51.58	$44.56	$46.16		$44.80		$37.26
Ratios and supplemental data:
Total return(b)	3.24%		26.00%	1.51%	3.04%		20.24%		25.16%
Net assets, end of period (000)	$987,995		$1,096,492	$1,272,104	$1,517,047		$1,718,714		$1,720,775
Ratio of net expenses to average net assets	1.99%	(c)	2.01%	2.04%	2.01%		2.02%		2.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.99%	(c)	2.01%	2.04%	2.01%		2.02%		2.08%
Ratio of net investment income (loss) to average net assets	(1.25%	)(c)	(0.85% )	(1.19% )	(1.35%	)	(1.12%	)	(1.19%	)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

166	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Net asset value, beginning of period	$65.15		$54.81	$55.72	$53.54		$44.09		$34.88
Income from investment operations:
Net investment income (loss)(a)	(0.07)		0.08	(0.10)	(0.21)		(0.05)		(0.07)
Net realized and unrealized gain (loss)	2.57		13.99	1.34	2.39		9.50		9.28
Total from investment operations	2.50		14.07	1.24	2.18		9.45		9.21
Distributions:
Dividends from net investment income	—		—	—	—		—		—
Dividends from net realized gains	(15.29)		(3.73)	(2.15)	—		—		—
Total distributions	(15.29)		(3.73)	(2.15)	—		—		—
Net asset value, end of period	$52.36		$65.15	$54.81	$55.72		$53.54		$44.09
Ratios and supplemental data:
Total return(b)	3.76%		27.27%	2.53%	4.07%		21.43%		26.40%
Net assets, end of period (000)	$734,671		$1,010,805	$1,690,739	$1,628,191		$1,335,967		$652,733
Ratio of net expenses to average net assets	0.99%	(c)	1.02%	1.04%	1.01%		1.02%		1.07%
Ratio of gross expenses to average net assets prior to expense reductions	0.99%	(c)	1.02%	1.04%	1.01%		1.02%		1.07%
Ratio of net investment income (loss) to average net assets	(0.24%	)(c)	0.15%	(0.19% )	(0.37%	)	(0.11%	)	(0.20%	)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Net asset value, beginning of period	$57.65		$49.15	$50.44	$48.71		$40.31		$32.05
Income from investment operations:
Net investment income (loss)(a)	(0.18)		(0.18)	(0.34)	(0.46)		(0.27)		(0.25)
Net realized and unrealized gain (loss)	2.28		12.41	1.20	2.19		8.67		8.51
Total from investment operations	2.10		12.23	0.86	1.73		8.40		8.26
Distributions:
Dividends from net investment income	—		—	—	—		—		—
Dividends from net realized gains	(15.29)		(3.73)	(2.15)	—		—		—
Total distributions	(15.29)		(3.73)	(2.15)	—		—		—
Net asset value, end of period	$44.46		$57.65	$49.15	$50.44		$48.71		$40.31
Ratios and supplemental data:
Total return(b)	3.50%		26.62%	2.02%	3.55%		20.84%		25.77%
Net assets, end of period (000)	$10,175		$11,634	$15,879	$13,030		$9,071		$3,872
Ratio of net expenses to average net assets	1.49%	(c)	1.51%	1.54%	1.51%		1.52%		1.56%
Ratio of gross expenses to average net assets prior to expense reductions	1.49%	(c)	1.51%	1.54%	1.51%		1.52%		1.56%
Ratio of net investment income (loss) to average net assets	(0.74%	)(c)	(0.35% )	(0.68% )	(0.88%	)	(0.62%	)	(0.73%	)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.22		$12.15	$11.25	$11.02	$10.57	$8.90
Income from investment operations:
Net investment income (loss)(a)	0.07		0.18	0.10	0.01	(0.00)**	0.04
Net realized and unrealized gain (loss)	0.62		3.07	0.80	0.22	0.48	1.64
Total from investment operations	0.69		3.25	0.90	0.23	0.48	1.68
Distributions:
Dividends from net investment income	(0.14)		(0.18)	—	—	(0.03)	(0.01)
Dividends from net realized gains	(1.11)		—	—	—	—	—
Total distributions	(1.25)		(0.18)	—	—	(0.03)	(0.01)
Net asset value, end of period	$14.66		$15.22	$12.15	$11.25	$11.02	$10.57
Ratios and supplemental data:
Total return(b)	4.74%		27.12%	8.00%	2.09%	4.52%	18.85%
Net assets, end of period (000)	$69,282		$78,843	$38,992	$23,964	$31,556	$32,877
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.52%	1.60%	1.59%
Ratio of gross expenses to average net assets prior to expense reductions	1.49%	(c)	1.53%	1.72%	1.67%	1.60%	1.59%
Ratio of net investment income (loss) to average net assets	1.02%	(c)	1.31%	0.84%	0.11%	0.03%	0.50%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Portfolio turnover rate	84.4%		250.3%	204.9%	27.4%	37.7%	58.7%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

168	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Net asset value, beginning of period	$14.17		$11.24	$10.49	$10.35		$9.98		$8.46
Income from investment operations:
Net investment income (loss)(a)	0.02		0.07	0.02	(0.07)		(0.07)		(0.02)
Net realized and unrealized gain (loss)	0.57		2.88	0.73	0.21		0.44		1.54
Total from investment operations	0.59		2.95	0.75	0.14		0.37		1.52
Distributions:
Dividends from net investment income	(0.03)		(0.02)	—	—		—		—
Dividends from net realized gains	(1.11)		—	—	—		—		—
Total distributions	(1.14)		(0.02)	—	—		—		—
Net asset value, end of period	$13.62		$14.17	$11.24	$10.49		$10.35		$9.98
Ratios and supplemental data:
Total return(b)	4.29%		26.28%	7.15%	1.35%		3.71%		17.97%
Net assets, end of period (000)	$602		$1,103	$1,195	$2,308		$3,903		$5,145
Ratio of net expenses to average net assets	1.90%	(c)	1.90%	1.90%	2.29%		2.34%		2.34%
Ratio of gross expenses to average net assets prior to expense reductions	2.24%	(c)	2.28%	2.47%	2.42%		2.34%		2.34%
Ratio of net investment income (loss) to average net assets	0.30%	(c)	0.59%	0.20%	(0.63%	)	(0.70%	)	(0.29%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Net asset value, beginning of period	$14.09		$11.23	$10.48	$10.34		$9.97		$8.45
Income from investment operations:
Net investment income (loss)(a)	0.02		0.08	0.02	(0.07)		(0.07)		(0.02)
Net realized and unrealized gain (loss)	0.57		2.85	0.73	0.21		0.44		1.54
Total from investment operations	0.59		2.93	0.75	0.14		0.37		1.52
Distributions:
Dividends from net investment income	(0.10)		(0.07)	—	—		—		—
Dividends from net realized gains	(1.11)		—	—	—		—		—
Total distributions	(1.21)		(0.07)	—	—		—		—
Net asset value, end of period	$13.47		$14.09	$11.23	$10.48		$10.34		$9.97
Ratios and supplemental data:
Total return(b)	4.34%		26.27%	7.16%	1.35%		3.71%		17.99%
Net assets, end of period (000)	$10,526		$8,641	$3,753	$3,974		$5,915		$6,946
Ratio of net expenses to average net assets	1.90%	(c)	1.90%	1.90%	2.28%		2.35%		2.34%
Ratio of gross expenses to average net assets prior to expense reductions	2.25%	(c)	2.28%	2.47%	2.42%		2.35%		2.34%
Ratio of net investment income (loss) to average net assets	0.24%	(c)	0.59%	0.16%	(0.63%	)	(0.71%	)	(0.29%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Opportunistic Value Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.57		$12.41	$11.46	$11.20	$10.74	$9.05
Income from investment operations:
Net investment income (loss)(a)	0.09		0.22	0.14	0.04	0.03	0.06
Net realized and unrealized gain (loss)	0.64		3.14	0.81	0.22	0.48	1.67
Total from investment operations	0.73		3.36	0.95	0.26	0.51	1.73
Distributions:
Dividends from net investment income	(0.18)		(0.20)	—	—	(0.05)	(0.04)
Dividends from net realized gains	(1.11)		—	—	—	—	—
Total distributions	(1.29)		(0.20)	—	—	(0.05)	(0.04)
Net asset value, end of period	$15.01		$15.57	$12.41	$11.46	$11.20	$10.74
Ratios and supplemental data:
Total return(b)	4.86%		27.47%	8.29%	2.32%	4.79%	19.23%
Net assets, end of period (000)	$28,433		$20,857	$9,671	$11,227	$17,340	$18,396
Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.90%	1.27%	1.35%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.25%	(c)	1.28%	1.48%	1.42%	1.35%	1.34%
Ratio of net investment income (loss) to average net assets	1.24%	(c)	1.56%	1.15%	0.37%	0.28%	0.69%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Net asset value, beginning of period	$15.09		$12.02	$11.16	$10.96		$10.52		$8.87
Income from investment operations:
Net investment income (loss)(a)	0.05		0.14	0.07	(0.01)		(0.02)		0.02
Net realized and unrealized gain (loss)	0.61		3.07	0.79	0.21		0.46		1.63
Total from investment operations	0.66		3.21	0.86	0.20		0.44		1.65
Distributions:
Dividends from net investment income	(0.11)		(0.14)	—	—		(0.00	)**	—
Dividends from net realized gains	(1.11)		—	—	—		—		—
Total distributions	(1.22)		(0.14)	—	—		—		—
Net asset value, end of period	$14.53		$15.09	$12.02	$11.16		$10.96		$10.52
Ratios and supplemental data:
Total return(b)	4.55%		26.94%	7.71%	1.82%		4.21%		18.60%
Net assets, end of period (000)	$136		$128	$98	$91		$89		$86
Ratio of net expenses to average net assets	1.40%	(c)	1.40%	1.40%	1.76%		1.85%		1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.74%	(c)	1.78%	1.97%	1.93%		1.85%		1.84%
Ratio of net investment income (loss) to average net assets	0.75%	(c)	1.08%	0.65%	(0.10%	)	(0.23%	)	0.18%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

170	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010	2009
Net asset value, beginning of period	$16.71		$13.10	$12.37	$11.93		$10.51	$8.91
Income from investment operations:
Net investment income (loss)(a)	(0.03)		0.00 **	0.01	(0.03)		(0.02)	0.06
Net realized and unrealized gain (loss)	0.44		3.67	0.72	0.47		1.46	1.58
Total from investment operations	0.41		3.67	0.73	0.44		1.44	1.64
Distributions:
Dividends from net investment income	(0.02)		(0.06)	—	—		(0.02)	(0.04)
Dividends from net realized gains	—		—	—	—		—	—
Total distributions	(0.02)		(0.06)	—	—		(0.02)	(0.04)
Net asset value, end of period	$17.10		$16.71	$13.10	$12.37		$11.93	$10.51
Ratios and supplemental data:
Total return(b)	2.44%		28.15%	5.90%	3.69%		13.72%	18.50%
Net assets, end of period (000)	$27,581		$26,249	$22,389	$22,702		$24,518	$32,143
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.44%		1.56%	1.54%
Ratio of gross expenses to average net assets prior to expense reductions	1.53%	(c)	1.63%	1.57%	1.57%		1.56%	1.55%
Ratio of net investment income (loss) to average net assets	(0.31%	)(c)	0.01%	0.06%	(0.28%	)	(0.18% )	0.72%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010	2009
Portfolio turnover rate	30.0%		89.0%	47.9%	73.5%		49.4%	79.0%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Focus Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013		2012		2011		2010		2009
Net asset value, beginning of period	$15.76		$12.39		$11.78		$11.45		$10.14		$8.63
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.09)		(0.08)		(0.13)		(0.10)		(0.02)
Net realized and unrealized gain (loss)	0.41		3.46		0.69		0.46		1.41		1.53
Total from investment operations	0.32		3.37		0.61		0.33		1.31		1.51
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—		—
Total distributions	—		—		—		—		—		—
Net asset value, end of period	$16.08		$15.76		$12.39		$11.78		$11.45		$10.14
Ratios and supplemental data:
Total return(b)	2.03%		27.20%		5.18%		2.88%		12.92%		17.50%
Net assets, end of period (000)	$554		$796		$1,662		$2,893		$4,171		$5,087
Ratio of net expenses to average net assets	1.90%	(c)	1.90%		1.90%		2.20%		2.31%		2.29%
Ratio of gross expenses to average net assets prior to expense reductions	2.27%	(c)	2.39%		2.33%		2.32%		2.31%		2.29%
Ratio of net investment income (loss) to average net assets	(1.04%	)(c)	(0.68%	)	(0.70%	)	(1.03%	)	(0.92%	)	(0.25%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013		2012		2011		2010		2009
Net asset value, beginning of period	$15.76		$12.39		$11.79		$11.45		$10.15		$8.63
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.10)		(0.09)		(0.12)		(0.10)		(0.02)
Net realized and unrealized gain (loss)	0.42		3.47		0.69		0.46		1.40		1.54
Total from investment operations	0.33		3.37		0.60		0.34		1.30		1.52
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—		—
Total distributions	—		—		—		—		—		—
Net asset value, end of period	$16.09		$15.76		$12.39		$11.79		$11.45		$10.15
Ratios and supplemental data:
Total return(b)	2.09%		27.20%		5.09%		2.97%		12.81%		17.61%
Net assets, end of period (000)	$13,727		$10,914		$9,287		$10,153		$10,628		$10,359
Ratio of net expenses to average net assets	1.90%	(c)	1.90%		1.90%		2.19%		2.31%		2.29%
Ratio of gross expenses to average net assets prior to expense reductions	2.28%	(c)	2.38%		2.33%		2.32%		2.31%		2.29%
Ratio of net investment income (loss) to average net assets	(1.08%	)(c)	(0.74%	)	(0.70%	)	(1.03%	)	(0.92%	)	(0.25%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

172	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010	2009
Net asset value, beginning of period	$16.86		$13.23	$12.46	$11.98		$10.56	$8.97
Income from investment operations:
Net investment income (loss)(a)	(0.01)		0.04	0.04	(0.00	)**	0.01	0.07
Net realized and unrealized gain (loss)	0.45		3.69	0.73	0.48		1.46	1.59
Total from investment operations	0.44		3.73	0.77	0.48		1.47	1.66
Distributions:
Dividends from net investment income	(0.05)		(0.10)	—	—		(0.05)	(0.07)
Dividends from net realized gains	—		—	—	—		—	—
Total distributions	(0.05)		(0.10)	—	—		(0.05)	(0.07)
Net asset value, end of period	$17.25		$16.86	$13.23	$12.46		$11.98	$10.56
Ratios and supplemental data:
Total return(b)	2.63%		28.42%	6.18%	4.01%		13.97%	18.74%
Net assets, end of period (000)	$29,444		$27,931	$24,863	$24,547		$23,441	$21,604
Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.90%	1.18%		1.31%	1.29%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	(c)	1.38%	1.32%	1.32%		1.31%	1.29%
Ratio of net investment income (loss) to average net assets	(0.06%	)(c)	0.27%	0.30%	(0.02%	)	0.08%	0.76%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012		2011		2010		2009
Net asset value, beginning of period	$16.51		$12.97	$12.28		$11.87		$10.47		$8.88
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.04)	(0.03)		(0.07)		(0.05)		0.02
Net realized and unrealized gain (loss)	0.44		3.63	0.72		0.48		1.45		1.60
Total from investment operations	0.39		3.59	0.69		0.41		1.40		1.62
Distributions:
Dividends from net investment income	—		(0.05)	—		—		—		(0.03)
Dividends from net realized gains	—		—	—		—		—		—
Total distributions	—		(0.05)	—		—		—		(0.03)
Net asset value, end of period	$16.90		$16.51	$12.97		$12.28		$11.87		$10.47
Ratios and supplemental data:
Total return(b)	2.36%		27.80%	5.62%		3.45%		13.37%		18.28%
Net assets, end of period (000)	$198		$266	$172		$103		$99		$88
Ratio of net expenses to average net assets	1.40%	(c)	1.40%	1.40%		1.68%		1.81%		1.79%
Ratio of gross expenses to average net assets prior to expense reductions	1.78%	(c)	1.88%	1.82%		1.82%		1.81%		1.80%
Ratio of net investment income (loss) to average net assets	(0.53%	)(c)	(0.26% )	(0.21%	)	(0.52%	)	(0.43%	)	0.28%

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Discovery Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 1, 2010* through October 31,
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$14.77		$11.82		$12.04	$11.64	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.12)		(0.13)	(0.14)	(0.04)
Net realized and unrealized gain (loss)	0.63		3.07		(0.09)	0.55	1.68
Total from investment operations	0.56		2.95		(0.22)	0.41	1.64
Distributions:
Dividends from net investment income	—		—		—	(0.01)	—
Dividends from net realized gains	(2.07)		—		—	—	—
Total distributions	(2.07)		—		—	(0.01)	—
Net asset value, end of period	$13.26		$14.77		$11.82	$12.04	$11.64
Ratios and supplemental data:
Total return(b)	3.77%		24.96%		(1.83% )	3.55%	16.40%
Net assets, end of period (000)	$31,150		$30,726		$21,384	$23,463	$14,557
Ratio of net expenses to average net assets	1.50%	(c)	1.50%		1.50%	1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.64%	(c)	1.69%		1.74%	1.84%	2.63%	(c)
Ratio of net investment income (loss) to average net assets	(0.99%	)(c)	(0.88%	)	(1.10% )	(1.08% )	(0.99%	)(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 1, 2010* through October 31,
	2014		2013		2012	2011	2010
Portfolio turnover rate	84.8%		248.3%		139.8%	97.1%	26.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

174	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					June 1, 2010* through October 31,
	2014		2013		2012	2011		2010
Net asset value, beginning of period	$14.42		$11.63		$11.93	$11.60		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.20)		(0.22)	(0.24)		(0.08)
Net realized and unrealized gain (loss)	0.62		2.99		(0.08)	0.57		1.68
Total from investment operations	0.50		2.79		(0.30)	0.33		1.60
Distributions:
Dividends from net investment income	—		—		—	—		—
Dividends from net realized gains	(2.07)		—		—	—		—
Total distributions	(2.07)		—		—	—		—
Net asset value, end of period	$12.85		$14.42		$11.63	$11.93		$11.60
Ratios and supplemental data:
Total return(b)	3.40%		23.99%		(2.51% )	2.84%		16.00%
Net assets, end of period (000)	$1,588		$1,633		$1,338	$1,451		$1,160
Ratio of net expenses to average net assets	2.25%	(c)	2.25%		2.25%	2.25%		2.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.39%	(c)	2.44%		2.49%	2.61%		3.41%	(c)
Ratio of net investment income (loss) to average net assets	(1.74%	)(c)	(1.60%	)	(1.84% )	(1.81%	)	(1.74%	)(c)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					June 1, 2010* through October 31,
	2014		2013		2012	2011		2010
Net asset value, beginning of period	$14.42		$11.64		$11.93	$11.60		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.20)		(0.22)	(0.24)		(0.08)
Net realized and unrealized gain (loss)	0.62		2.98		(0.07)	0.57		1.68
Total from investment operations	0.50		2.78		(0.29)	0.33		1.60
Distributions:
Dividends from net investment income	—		—		—	—		—
Dividends from net realized gains	(2.07)		—		—	—		—
Total distributions	(2.07)		—		—	—		—
Net asset value, end of period	$12.85		$14.42		$11.64	$11.93		$11.60
Ratios and supplemental data:
Total return(b)	3.41%		23.88%		(2.43% )	2.84%		16.00%
Net assets, end of period (000)	$2,601		$2,553		$2,274	$2,524		$1,545
Ratio of net expenses to average net assets	2.25%	(c)	2.25%		2.25%	2.25%		2.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.38%	(c)	2.45%		2.49%	2.59%		3.38%	(c)
Ratio of net investment income (loss) to average net assets	(1.73%	)(c)	(1.56%	)	(1.84% )	(1.82%	)	(1.76%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Discovery Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 1, 2010* through October 31,
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$14.89		$11.89		$12.07	$11.65	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.08)		(0.10)	(0.12)	(0.03)
Net realized and unrealized gain (loss)	0.63		3.08		(0.08)	0.57	1.68
Total from investment operations	0.58		3.00		(0.18)	0.45	1.65
Distributions:
Dividends from net investment income	—		—		—	(0.03)	—
Dividends from net realized gains	(2.07)		—		—	—	—
Total distributions	(2.07)		—		—	(0.03)	—
Net asset value, end of period	$13.40		$14.89		$11.89	$12.07	$11.65
Ratios and supplemental data:
Total return(b)	3.87%		25.23%		(1.49% )	3.82%	16.50%
Net assets, end of period (000)	$10,197		$11,062		$8,608	$7,738	$2,540
Ratio of net expenses to average net assets	1.25%	(c)	1.25%		1.25%	1.25%	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	(c)	1.44%		1.49%	1.54%	2.40%	(c)
Ratio of net investment income (loss) to average net assets	(0.74%	)(c)	(0.60%	)	(0.83% )	(0.89% )	(0.74%	)(c)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					June 1, 2010* through October 31,
	2014		2013		2012	2011		2010
Net asset value, beginning of period	$14.66		$11.77		$12.01	$11.63		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.14)		(0.16)	(0.17)		(0.05)
Net realized and unrealized gain (loss)	0.64		3.03		(0.08)	0.55		1.68
Total from investment operations	0.55		2.89		(0.24)	0.38		1.63
Distributions:
Dividends from net investment income	—		—		—	—		—
Dividends from net realized gains	(2.07)		—		—	—		—
Total distributions	(2.07)		—		—	—		—
Net asset value, end of period	$13.14		$14.66		$11.77	$12.01		$11.63
Ratios and supplemental data:
Total return(b)	3.72%		24.55%		(2.00% )	3.27%		16.30%
Net assets, end of period (000)	$1,739		$1,787		$1,175	$1,201		$1,163
Ratio of net expenses to average net assets	1.75%	(c)	1.75%		1.75%	1.75%		1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.89%	(c)	1.94%		1.99%	2.13%		2.91%	(c)
Ratio of net investment income (loss) to average net assets	(1.24%	)(c)	(1.11%	)	(1.34% )	(1.29%	)	(1.24%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

176	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30, 2014		August 5, 2013* through October 31, 2013
Net asset value, beginning of period	$10.36		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.22		0.05
Net realized and unrealized gain (loss)	0.03		0.31
Total from investment operations	0.25		0.36
Distributions:
Dividends from net investment income	(0.15)		—
Dividends from net realized gains	(0.03)		—
Total distributions	(0.18)		—
Net asset value, end of period	$10.43		$10.36
Ratios and supplemental data:
Total return(b)	2.42%		3.60%
Net assets, end of period (000)	$28,963		$25,922
Ratio of net expenses to average net assets	1.35%	(c)	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.91%	(c)	2.14%	(c)
Ratio of net investment income (loss) to average net assets	4.20%	(c)	1.99%	(c)

	(Unaudited) Six Months Ended April 30, 2014		August 5, 2013* through October 31, 2013
Portfolio turnover rate	91.9%		20.7%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Dividend Growth Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30, 2014		August 5, 2013* through October 31, 2013
Net asset value, beginning of period	$10.34		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.18		0.03
Net realized and unrealized gain (loss)	0.04		0.31
Total from investment operations	0.22		0.34
Distributions:
Dividends from net investment income	(0.12)		—
Dividends from net realized gains	(0.03)		—
Total distributions	(0.15)		—
Net asset value, end of period	$10.41		$10.34
Ratios and supplemental data:
Total return(b)	2.07%		3.40%
Net assets, end of period (000)	$298		$253
Ratio of net expenses to average net assets	2.10%	(c)	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.66%	(c)	3.35%	(c)
Ratio of net investment income (loss) to average net assets	3.49%	(c)	1.39%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30, 2014		August 5, 2013* through October 31, 2013
Net asset value, beginning of period	$10.37		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.24		0.05
Net realized and unrealized gain (loss)	0.02		0.32
Total from investment operations	0.26		0.37
Distributions:
Dividends from net investment income	(0.17)		—
Dividends from net realized gains	(0.03)		—
Total distributions	(0.20)		—
Net asset value, end of period	$10.43		$10.37
Ratios and supplemental data:
Total return(b)	2.46%		3.70%
Net assets, end of period (000)	$8,223		$7,586
Ratio of net expenses to average net assets	1.10%	(c)	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.66%	(c)	2.13%	(c)
Ratio of net investment income (loss) to average net assets	4.52%	(c)	2.13%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

178	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30, 2014		August 5, 2013* through October 31, 2013
Net asset value, beginning of period	$10.35		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.21		0.04
Net realized and unrealized gain (loss)	0.04		0.31
Total from investment operations	0.25		0.35
Distributions:
Dividends from net investment income	(0.14)		—
Dividends from net realized gains	(0.03)		—
Total distributions	(0.17)		—
Net asset value, end of period	$10.43		$10.35
Ratios and supplemental data:
Total return(b)	2.35%		3.50%
Net assets, end of period (000)	$106		$104
Ratio of net expenses to average net assets	1.60%	(c)	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.16%	(c)	3.22%	(c)
Ratio of net investment income (loss) to average net assets	3.96%	(c)	1.62%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	179

Calamos Mid Cap Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30, 2014		August 5, 2013* through October 31, 2013
Net asset value, beginning of period	$10.63		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.02)
Net realized and unrealized gain (loss)	0.10		0.65
Total from investment operations	0.06		0.63
Distributions:
Dividends from net investment income	(0.00	)**	—
Dividends from net realized gains	(0.00	)**	—
Total distributions	—		—
Net asset value, end of period	$10.69		$10.63
Ratios and supplemental data:
Total return(b)	0.59%		6.30%
Net assets, end of period (000)	$35,788		$13,032
Ratio of net expenses to average net assets	1.25%	(c)	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.92%	(c)	5.58%	(c)
Ratio of net investment income (loss) to average net assets	(0.64%	)(c)	(0.72%	)(c)

	(Unaudited) Six Months Ended April 30, 2014		August 5, 2013* through October 31, 2013
Portfolio turnover rate	30.6%		12.0%

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

180	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Mid Cap Growth Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30, 2014		August 5, 2013* through October 31, 2013
Net asset value, beginning of period	$10.61		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.04)
Net realized and unrealized gain (loss)	0.10		0.65
Total from investment operations	0.02		0.61
Distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	(0.00	)**	—
Total distributions	—		—
Net asset value, end of period	$10.63		$10.61
Ratios and supplemental data:
Total return(b)	0.20%		6.10%
Net assets, end of period (000)	$534		$122
Ratio of net expenses to average net assets	2.00%	(c)	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.66%	(c)	6.60%	(c)
Ratio of net investment income (loss) to average net assets	(1.37%	)(c)	(1.57%	)(c)

	CLASS I
	(Unaudited) Six Months Ended April 30, 2014		August 5, 2013* through October 31, 2013
Net asset value, beginning of period	$10.64		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.01)
Net realized and unrealized gain (loss)	0.09		0.65
Total from investment operations	0.07		0.64
Distributions:
Dividends from net investment income	(0.01)		—
Dividends from net realized gains	(0.00	)**	—
Total distributions	(0.01)		—
Net asset value, end of period	$10.70		$10.64
Ratios and supplemental data:
Total return(b)	0.62%		6.40%
Net assets, end of period (000)	$9,469		$7,299
Ratio of net expenses to average net assets	1.00%	(c)	1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.69%	(c)	5.59%	(c)
Ratio of net investment income (loss) to average net assets	(0.38%	)(c)	(0.54%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	181

Calamos Mid Cap Growth Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30, 2014		August 5, 2013* through October 31, 2013
Net asset value, beginning of period	$10.63		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.03)
Net realized and unrealized gain (loss)	0.09		0.66
Total from investment operations	0.04		0.63
Distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	(0.00	)**	—
Total distributions	—		—
Net asset value, end of period	$10.67		$10.63
Ratios and supplemental data:
Total return(b)	0.38%		6.30%
Net assets, end of period (000)	$107		$106
Ratio of net expenses to average net assets	1.50%	(c)	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.20%	(c)	6.13%	(c)
Ratio of net investment income (loss) to average net assets	(0.86%	)(c)	(1.06%	)(c)

*	Commencement of operations.

**	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

182	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Net asset value, beginning of period	$19.24		$17.27	$16.32	$15.46		$12.64		$8.90
Income from investment operations:
Net investment income (loss)(a)	(0.00	)**	0.09	0.06	(0.04)		(0.04)		0.03
Net realized and unrealized gain (loss)	0.65		1.92	0.89	0.90		2.86		3.71
Total from investment operations	0.65		2.01	0.95	0.86		2.82		3.74
Distributions:
Dividends from net investment income	(0.08)		(0.04)	—	—		—		—
Dividends from net realized gains	—		—	—	—		—		—
Total distributions	(0.08)		(0.04)	—	—		—		—
Net asset value, end of period	$19.81		$19.24	$17.27	$16.32		$15.46		$12.64
Ratios and supplemental data:
Total return(b)	3.38%		11.64%	5.82%	5.56%		22.31%		42.02%
Net assets, end of period (000)	$347,263		$368,964	$459,516	$238,764		$136,723		$112,647
Ratio of net expenses to average net assets	1.40%	(c)	1.40%	1.40%	1.49%		1.67%		1.62%
Ratio of gross expenses to average net assets prior to expense reductions	1.43%	(c)	1.48%	1.59%	1.58%		1.67%		1.62%
Ratio of net investment income (loss) to average net assets	(0.04%	)(c)	0.50%	0.36%	(0.21%	)	(0.26%	)	0.35%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Portfolio turnover rate	34.2%		73.4%	55.7%	59.6%		63.1%		86.9%

**	Amount is equal to less than $0.005 per common share.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	183

Calamos International Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013		2012		2011		2010		2009
Net asset value, beginning of period	$18.24		$16.45		$15.67		$14.96		$12.32		$8.74
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.05)		(0.07)		(0.16)		(0.14)		(0.03)
Net realized and unrealized gain (loss)	0.62		1.84		0.85		0.87		2.78		3.61
Total from investment operations	0.54		1.79		0.78		0.71		2.64		3.58
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—		—
Total distributions	—		—		—		—		—		—
Net asset value, end of period	$18.78		$18.24		$16.45		$15.67		$14.96		$12.32
Ratios and supplemental data:
Total return(b)	2.96%		10.88%		4.98%		4.75%		21.43%		40.96%
Net assets, end of period (000)	$3,833		$5,995		$9,542		$13,500		$16,606		$17,019
Ratio of net expenses to average net assets	2.15%	(c)	2.15%		2.15%		2.25%		2.42%		2.37%
Ratio of gross expenses to average net assets prior to expense reductions	2.18%	(c)	2.23%		2.34%		2.32%		2.42%		2.38%
Ratio of net investment income (loss) to average net assets	(0.90%	)(c)	(0.26%	)	(0.45%	)	(1.01%	)	(1.02%	)	(0.34%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013		2012		2011		2010		2009
Net asset value, beginning of period	$18.21		$16.43		$15.65		$14.94		$12.30		$8.72
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.04)		(0.06)		(0.16)		(0.14)		(0.03)
Net realized and unrealized gain (loss)	0.62		1.82		0.84		0.87		2.78		3.61
Total from investment operations	0.55		1.78		0.78		0.71		2.64		3.58
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—		—
Total distributions	—		—		—		—		—		—
Net asset value, end of period	$18.76		$18.21		$16.43		$15.65		$14.94		$12.30
Ratios and supplemental data:
Total return(b)	3.02%		10.83%		4.98%		4.75%		21.46%		41.06%
Net assets, end of period (000)	$66,110		$65,622		$65,621		$53,355		$48,200		$43,138
Ratio of net expenses to average net assets	2.15%	(c)	2.15%		2.15%		2.25%		2.42%		2.37%
Ratio of gross expenses to average net assets prior to expense reductions	2.18%	(c)	2.23%		2.34%		2.32%		2.42%		2.37%
Ratio of net investment income (loss) to average net assets	(0.77%	)(c)	(0.23%	)	(0.41%	)	(0.98%	)	(1.01%	)	(0.36%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

184	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.48		$17.47	$16.47	$15.57	$12.72	$8.93
Income from investment operations:
Net investment income (loss)(a)	0.02		0.14	0.10	0.01	0.01	0.05
Net realized and unrealized gain (loss)	0.66		1.94	0.90	0.89	2.87	3.74
Total from investment operations	0.68		2.08	1.00	0.90	2.88	3.79
Distributions:
Dividends from net investment income	(0.14)		(0.07)	—	—	(0.03)	—
Dividends from net realized gains	—		—	—	—	—	—
Total distributions	(0.14)		(0.07)	—	—	(0.03)	—
Net asset value, end of period	$20.02		$19.48	$17.47	$16.47	$15.57	$12.72
Ratios and supplemental data:
Total return(b)	3.49%		11.97%	6.07%	5.78%	22.66%	42.44%
Net assets, end of period (000)	$437,868		$460,587	$415,463	$226,298	$96,003	$42,392
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.23%	1.42%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	(c)	1.23%	1.34%	1.33%	1.42%	1.36%
Ratio of net investment income (loss) to average net assets	0.22%	(c)	0.79%	0.61%	0.07%	0.06%	0.51%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Net asset value, beginning of period	$18.98		$17.06	$16.16	$15.35		$12.58		$8.88
Income from investment operations:
Net investment income (loss)(a)	(0.03)		0.06	0.02	(0.08)		(0.07)		0.00	*
Net realized and unrealized gain (loss)	0.64		1.88	0.88	0.89		2.84		3.70
Total from investment operations	0.61		1.94	0.90	0.81		2.77		3.70
Distributions:
Dividends from net investment income	(0.04)		(0.02)	—	—		—		—
Dividends from net realized gains	—		—	—	—		—		—
Total distributions	(0.04)		(0.02)	—	—		—		—
Net asset value, end of period	$19.55		$18.98	$17.06	$16.16		$15.35		$12.58
Ratios and supplemental data:
Total return(b)	3.23%		11.36%	5.57%	5.28%		22.02%		41.67%
Net assets, end of period (000)	$16,886		$19,550	$12,016	$3,667		$1,163		$598
Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.65%	1.73%		1.92%		1.89%
Ratio of gross expenses to average net assets prior to expense reductions	1.68%	(c)	1.73%	1.84%	1.84%		1.92%		1.89%
Ratio of net investment income (loss) to average net assets	(0.31%	)(c)	0.33%	0.11%	(0.46%	)	(0.49%	)	0.02%

*	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	185

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.97		$12.83	$12.47	$12.42	$10.30	$7.33
Income from investment operations:
Net investment income (loss)(a)	0.02		0.03	0.04	0.01	0.08	0.12
Net realized and unrealized gain (loss)	0.13		1.11	0.32	0.08	2.11	2.91
Total from investment operations	0.15		1.14	0.36	0.09	2.19	3.03
Distributions:
Dividends from net investment income	(0.01)		—	—	(0.04)	(0.07)	(0.06)
Dividends from net realized gains	(0.11)		—	—	—	—	—
Total distributions	(0.12)		—	—	(0.04)	(0.07)	(0.06)
Net asset value, end of period	$14.00		$13.97	$12.83	$12.47	$12.42	$10.30
Ratios and supplemental data:
Total return(b)	1.11%		8.89%	2.89%	0.68%	21.40%	41.76%
Net assets, end of period (000)	$203,894		$164,273	$138,718	$104,365	$44,895	$15,276
Ratio of net expenses to average net assets	1.60%	(c)	1.63%	1.60%	1.58%	1.67%	1.75%
Ratio of gross expenses to average net assets prior to expense reductions	1.60%	(c)	1.63%	1.60%	1.58%	1.67%	1.97%
Ratio of net investment income (loss) to average net assets	0.24%	(c)	0.23%	0.32%	0.08%	0.67%	1.31%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Portfolio turnover rate	38.8%		85.8%	50.1%	67.4%	48.3%	73.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

186	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013		2012		2011		2010	2009
Net asset value, beginning of period	$13.59		$12.58		$12.32		$12.32		$10.24	$7.32
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.07)		(0.06)		(0.09)		(0.01)	0.07
Net realized and unrealized gain (loss)	0.14		1.08		0.32		0.09		2.10	2.89
Total from investment operations	0.10		1.01		0.26		—		2.09	2.96
Distributions:
Dividends from net investment income	—		—		—		—		(0.01)	(0.04)
Dividends from net realized gains	(0.11)		—		—		—		—	—
Total distributions	(0.11)		—		—		—		(0.01)	(0.04)
Net asset value, end of period	$13.58		$13.59		$12.58		$12.32		$12.32	$10.24
Ratios and supplemental data:
Total return(b)	0.79%		8.03%		2.11%		0.00%		20.42%	40.71%
Net assets, end of period (000)	$1,748		$1,788		$1,595		$1,815		$1,819	$1,349
Ratio of net expenses to average net assets	2.35%	(c)	2.38%		2.34%		2.33%		2.43%	2.49%
Ratio of gross expenses to average net assets prior to expense reductions	2.35%	(c)	2.38%		2.34%		2.33%		2.43%	2.95%
Ratio of net investment income (loss) to average net assets	(0.54%	)(c)	(0.52%	)	(0.46%	)	(0.71%	)	(0.11% )	0.83%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013		2012		2011		2010	2009
Net asset value, beginning of period	$13.59		$12.57		$12.31		$12.31		$10.24	$7.32
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.06)		(0.05)		(0.09)		(0.01)	0.07
Net realized and unrealized gain (loss)	0.12		1.08		0.31		0.09		2.10	2.89
Total from investment operations	0.09		1.02		0.26		—		2.09	2.96
Distributions:
Dividends from net investment income	—		—		—		(0.00	)**	(0.02)	(0.04)
Dividends from net realized gains	(0.11)		—		—		—		—	—
Total distributions	(0.11)		—		—		—		(0.02)	(0.04)
Net asset value, end of period	$13.57		$13.59		$12.57		$12.31		$12.31	$10.24
Ratios and supplemental data:
Total return(b)	0.71%		8.11%		2.11%		0.00%		20.43%	40.71%
Net assets, end of period (000)	$41,379		$34,022		$21,527		$8,913		$3,472	$1,431
Ratio of net expenses to average net assets	2.35%	(c)	2.39%		2.35%		2.33%		2.43%	2.49%
Ratio of gross expenses to average net assets prior to expense reductions	2.35%	(c)	2.39%		2.35%		2.33%		2.43%	2.95%
Ratio of net investment income (loss) to average net assets	(0.51%	)(c)	(0.50%	)	(0.41%	)	(0.66%	)	(0.07% )	0.82%

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	187

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.07		$12.92	$12.54	$12.46	$10.32	$7.33
Income from investment operations:
Net investment income (loss)(a)	0.03		0.07	0.07	0.04	0.10	0.15
Net realized and unrealized gain (loss)	0.14		1.11	0.32	0.09	2.12	2.91
Total from investment operations	0.17		1.18	0.39	0.13	2.22	3.06
Distributions:
Dividends from net investment income	(0.04)		(0.03)	(0.01)	(0.05)	(0.08)	(0.07)
Dividends from net realized gains	(0.11)		—	—	—	—	—
Total distributions	(0.15)		(0.03)	(0.01)	(0.05)	(0.08)	(0.07)
Net asset value, end of period	$14.09		$14.07	$12.92	$12.54	$12.46	$10.32
Ratios and supplemental data:
Total return(b)	1.27%		9.16%	3.11%	1.05%	21.68%	42.14%
Net assets, end of period (000)	$367,238		$311,823	$175,572	$89,205	$52,875	$24,132
Ratio of net expenses to average net assets	1.35%	(c)	1.39%	1.35%	1.33%	1.43%	1.49%
Ratio of gross expenses to average net assets prior to expense reductions	1.35%	(c)	1.39%	1.35%	1.33%	1.43%	1.97%
Ratio of net investment income (loss) to average net assets	0.48%	(c)	0.53%	0.59%	0.33%	0.92%	1.86%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013		2012	2011		2010	2009
Net asset value, beginning of period	$13.88		$12.78		$12.45	$12.39		$10.28	$7.33
Income from investment operations:
Net investment income (loss)(a)	(0.00	)**	—		0.01	(0.03)		0.04	0.11
Net realized and unrealized gain (loss)	0.13		1.10		0.32	0.09		2.11	2.89
Total from investment operations	0.13		1.10		0.33	0.06		2.15	3.00
Distributions:
Dividends from net investment income	—		—		—	—		(0.04)	(0.05)
Dividends from net realized gains	(0.11)		—		—	—		—	—
Total distributions	(0.11)		—		—	—		(0.04)	(0.05)
Net asset value, end of period	$13.90		$13.88		$12.78	$12.45		$12.39	$10.28
Ratios and supplemental data:
Total return(b)	0.99%		8.61%		2.65%	0.48%		20.99%	41.32%
Net assets, end of period (000)	$2,136		$1,908		$1,555	$1,274		$1,252	$1,040
Ratio of net expenses to average net assets	1.85%	(c)	1.88%		1.84%	1.83%		1.93%	1.99%
Ratio of gross expenses to average net assets prior to expense reductions	1.85%	(c)	1.88%		1.84%	1.83%		1.93%	2.49%
Ratio of net investment income (loss) to average net assets	(0.00%	)***(c)	(0.04%	)	0.05%	(0.21%	)	0.38%	1.37%

**	Amounts are less then $0.005 per common share.

***	Amounts are less than 0.005%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

188	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

Selected data for a share outstanding throughout the period was as follows:

	CLASS A
	(Unaudited) December 31, 2013* through April 30,
	2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.01)
Net realized and unrealized gain (loss)	(0.11)
Total from investment operations	(0.12)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$9.88
Ratios and supplemental data:
Total return(b)	(1.20%	)
Net assets, end of period (000)	$5,207
Ratio of net expenses to average net assets	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	4.16%	(c)
Ratio of net investment income (loss) to average net assets	(0.34%	)(c)

	(Unaudited) December 31, 2013* through April 30,
	2014
Portfolio turnover rate	24.7%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	189

Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS C
	(Unaudited) December 31, 2013* through April 30,
	2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)
Net realized and unrealized gain (loss)	(0.12)
Total from investment operations	(0.15)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$9.85
Ratios and supplemental data:
Total return(b)	(1.50%	)
Net assets, end of period (000)	$215
Ratio of net expenses to average net assets	2.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	4.87%	(c)
Ratio of net investment income (loss) to average net assets	(0.95%	)(c)

	CLASS I
	(Unaudited) December 31, 2013* through April 30,
	2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.00	)**
Net realized and unrealized gain (loss)	(0.12)
Total from investment operations	(0.12)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$9.88
Ratios and supplemental data:
Total return(b)	(1.20%	)
Net assets, end of period (000)	$4,874
Ratio of net expenses to average net assets	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.92%	(c)
Ratio of net investment income (loss) to average net assets	(0.12%	)(c)

*	Commencement of operations.

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

190	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS R
	(Unaudited) December 31, 2013* through April 30,
	2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)
Net realized and unrealized gain (loss)	(0.11)
Total from investment operations	(0.13)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$9.87
Ratios and supplemental data:
Total return(b)	(1.30%	)
Net assets, end of period (000)	$99
Ratio of net expenses to average net assets	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	4.42%	(c)
Ratio of net investment income (loss) to average net assets	(0.62%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	191

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012		2011		2010		2009
Net asset value, beginning of period	$14.97		$13.00	$12.14		$11.28		$9.12		$7.16
Income from investment operations:
Net investment income (loss)(a)	(0.02)		0.03	(0.02)		(0.07)		(0.07)		(0.03)
Net realized and unrealized gain (loss)	0.31		1.96	0.88		0.93		2.23		2.33
Total from investment operations	0.29		1.99	0.86		0.86		2.16		2.30
Distributions:
Dividends from net investment income	(0.10)		(0.02)	—		—		—		(0.33)
Dividends from net realized gains	(0.27)		—	—		—		—		—
Return of capital	—		—	—		—		—		(0.01)
Total distributions	(0.37)		(0.02)	—		—		—		(0.34)
Net asset value, end of period	$14.89		$14.97	$13.00		$12.14		$11.28		$9.12
Ratios and supplemental data:
Total return(b)	1.92%		15.35%	7.08%		7.62%		23.68%		34.24%
Net assets, end of period (000)	$108,101		$152,068	$113,260		$51,525		$30,212		$21,162
Ratio of net expenses to average net assets	1.42%	(c)	1.40%	1.40%		1.57%		1.88%		1.95%
Ratio of gross expenses to average net assets prior to expense reductions	1.45%	(c)	1.44%	1.52%		1.66%		1.88%		2.05%
Ratio of net investment income (loss) to average net assets	(0.32%	)(c)	0.22%	(0.14%	)	(0.60%	)	(0.71%	)	(0.45% )

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012		2011		2010		2009
Portfolio turnover rate	25.2%		75.3%	44.5%		58.8%		65.1%		101.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

192	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013		2012		2011		2010		2009
Net asset value, beginning of period	$14.38		$12.56		$11.82		$11.06		$9.02		$7.06
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.07)		(0.11)		(0.16)		(0.15)		(0.09)
Net realized and unrealized gain (loss)	0.30		1.89		0.85		0.92		2.19		2.33
Total from investment operations	0.22		1.82		0.74		0.76		2.04		2.24
Distributions:
Dividends from net investment income	—		—		—		—		—		(0.27)
Dividends from net realized gains	(0.27)		—		—		—		—		—
Return of capital	—		—		—		—		—		(0.01)
Total distributions	(0.27)		—		—		—		—		(0.28)
Net asset value, end of period	$14.33		$14.38		$12.56		$11.82		$11.06		$9.02
Ratios and supplemental data:
Total return(b)	1.53%		14.49%		6.26%		6.87%		22.62%		33.48%
Net assets, end of period (000)	$2,559		$2,751		$2,519		$2,603		$2,552		$2,125
Ratio of net expenses to average net assets	2.17%	(c)	2.15%		2.15%		2.35%		2.63%		2.71%
Ratio of gross expenses to average net assets prior to expense reductions	2.20%	(c)	2.19%		2.28%		2.42%		2.63%		2.81%
Ratio of net investment income (loss) to average net assets	(1.07%	)(c)	(0.53%	)	(0.90%	)	(1.37%	)	(1.46%	)	(1.18% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013		2012		2011		2010		2009
Net asset value, beginning of period	$14.36		$12.54		$11.80		$11.04		$9.00		$7.07
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.07)		(0.11)		(0.16)		(0.15)		(0.09)
Net realized and unrealized gain (loss)	0.30		1.89		0.85		0.92		2.19		2.32
Total from investment operations	0.22		1.82		0.74		0.76		2.04		2.23
Distributions:
Dividends from net investment income	—		—		—		—		—		(0.29)
Dividends from net realized gains	(0.27)		—		—		—		—		—
Return of capital	—		—		—		—		—		(0.01)
Total distributions	(0.27)		—		—		—		—		(0.30)
Net asset value, end of period	$14.31		$14.36		$12.54		$11.80		$11.04		$9.00
Ratios and supplemental data:
Total return(b)	1.53%		14.51%		6.27%		6.88%		22.67%		33.29%
Net assets, end of period (000)	$31,676		$32,975		$25,749		$10,359		$6,523		$4,490
Ratio of net expenses to average net assets	2.17%	(c)	2.15%		2.15%		2.32%		2.63%		2.70%
Ratio of gross expenses to average net assets prior to expense reductions	2.20%	(c)	2.19%		2.27%		2.41%		2.63%		2.81%
Ratio of net investment income (loss) to average net assets	(1.07%	)(c)	(0.51%	)	(0.89%	)	(1.33%	)	(1.46%	)	(1.22% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	193

Calamos Global Equity Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011		2010		2009
Net asset value, beginning of period	$15.11		$13.11	$12.22	$11.31		$9.13		$7.19
Income from investment operations:
Net investment income (loss)(a)	(0.01)		0.06	0.02	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss)	0.32		1.99	0.87	0.95		2.22		2.34
Total from investment operations	0.31		2.05	0.89	0.91		2.18		2.33
Distributions:
Dividends from net investment income	(0.14)		(0.05)	—	—		—		(0.38)
Dividends from net realized gains	(0.27)		—	—	—		—		—
Return of capital	—		—	—	—		—		(0.01)
Total distributions	(0.41)		(0.05)	—	—		—		(0.39)
Net asset value, end of period	$15.01		$15.11	$13.11	$12.22		$11.31		$9.13
Ratios and supplemental data:
Total return(b)	2.04%		15.65%	7.28%	8.05%		23.88%		34.70%
Net assets, end of period (000)	$103,159		$212,913	$220,364	$63,563		$11,996		$4,724
Ratio of net expenses to average net assets	1.17%	(c)	1.15%	1.15%	1.27%		1.63%		1.70%
Ratio of gross expenses to average net assets prior to expense reductions	1.20%	(c)	1.19%	1.27%	1.39%		1.63%		1.81%
Ratio of net investment income (loss) to average net assets	(0.09%	)(c)	0.46%	0.13%	(0.29%	)	(0.39%	)	(0.18% )

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012		2011		2010		2009
Net asset value, beginning of period	$14.75		$12.83	$12.02		$11.19		$9.07		$7.13
Income from investment operations:
Net investment income (loss)(a)	(0.04)		0.00 *	(0.06)		(0.10)		(0.10)		(0.05)
Net realized and unrealized gain (loss)	0.30		1.93	0.87		0.93		2.22		2.32
Total from investment operations	0.26		1.93	0.81		0.83		2.12		2.27
Distributions:
Dividends from net investment income	(0.07)		(0.01)	—		—		—		(0.32)
Dividends from net realized gains	(0.27)		—	—		—		—		—
Return of capital	—		—	—		—		—		(0.01)
Total distributions	(0.34)		(0.01)	—		—		—		(0.33)
Net asset value, end of period	$14.67		$14.75	$12.83		$12.02		$11.19		$9.07
Ratios and supplemental data:
Total return(b)	1.77%		15.07%	6.74%		7.42%		23.37%		33.92%
Net assets, end of period (000)	$9,996		$9,369	$4,693		$1,709		$1,223		$962
Ratio of net expenses to average net assets	1.67%	(c)	1.65%	1.65%		1.83%		2.13%		2.20%
Ratio of gross expenses to average net assets prior to expense reductions	1.70%	(c)	1.69%	1.78%		1.91%		2.13%		2.31%
Ratio of net investment income (loss) to average net assets	(0.56%	)(c)	0.00%	(0.45%	)	(0.85%	)	(0.96%	)	(0.68% )

*	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

194	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$35.84		$32.64	$32.12	$30.15	$27.49	$21.13
Income from investment operations:
Net investment income (loss)(a)	0.30		0.64	0.52	0.51	0.64	0.62
Net realized and unrealized gain (loss)	1.01		3.70	0.66	1.89	2.70	6.17
Total from investment operations	1.31		4.34	1.18	2.40	3.34	6.79
Distributions:
Dividends from net investment income	(0.64)		(0.27)	(0.66)	(0.43)	(0.68)	(0.43)
Dividends from net realized gains	(3.20)		(0.87)	—	—	—	—
Total distributions	(3.84)		(1.14)	(0.66)	(0.43)	(0.68)	(0.43)
Net asset value, end of period	$33.31		$35.84	$32.64	$32.12	$30.15	$27.49
Ratios and supplemental data:
Total return(b)	3.89%		13.72%	3.73%	8.04%	12.31%	32.49%
Net assets, end of period (000)	$1,464,788		$1,614,236	$1,974,535	$2,017,175	$1,706,548	$1,748,479
Ratio of net expenses to average net assets	1.10%	(c)	1.09%	1.09%	1.08%	1.09%	1.12%
Ratio of gross expenses to average net assets prior to expense reductions	1.10%	(c)	1.09%	1.09%	1.08%	1.09%	1.12%
Ratio of net investment income (loss) to average net assets	1.79%	(c)	1.92%	1.62%	1.60%	2.26%	2.69%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Portfolio turnover rate	13.3%		59.5%	42.8%	55.1%	54.6%	66.2%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	195

Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$41.04		$37.26	$36.47	$34.22	$31.10	$23.85
Income from investment operations:
Net investment income (loss)(a)	0.29		0.70	0.36	0.32	0.49	0.50
Net realized and unrealized gain (loss)	1.16		4.23	0.77	2.14	3.05	6.97
Total from investment operations	1.45		4.93	1.13	2.46	3.54	7.47
Distributions:
Dividends from net investment income	(0.49)		(0.28)	(0.34)	(0.21)	(0.42)	(0.22)
Dividends from net realized gains	(3.20)		(0.87)	—	—	—	—
Total distributions	(3.69)		(1.15)	(0.34)	(0.21)	(0.42)	(0.22)
Net asset value, end of period	$38.80		$41.04	$37.26	$36.47	$34.22	$31.10
Ratios and supplemental data:
Total return(b)	3.73%		13.59%	3.12%	7.21%	11.46%	31.48%
Net assets, end of period (000)	$32,581		$49,769	$92,658	$184,989	$303,273	$376,111
Ratio of net expenses to average net assets	1.37%	(c)	1.18%	1.73%	1.82%	1.84%	1.87%
Ratio of gross expenses to average net assets prior to expense reductions	1.37%	(c)	1.18%	1.73%	1.82%	1.84%	1.88%
Ratio of net investment income (loss) to average net assets	1.49%	(c)	1.85%	0.97%	0.88%	1.51%	1.95%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$35.78		$32.76	$32.23	$30.30	$27.62	$21.23
Income from investment operations:
Net investment income (loss)(a)	0.18		0.39	0.28	0.27	0.43	0.45
Net realized and unrealized gain (loss)	0.99		3.71	0.67	1.91	2.72	6.19
Total from investment operations	1.17		4.10	0.95	2.18	3.15	6.64
Distributions:
Dividends from net investment income	(0.29)		(0.21)	(0.42)	(0.25)	(0.47)	(0.25)
Dividends from net realized gains	(3.20)		(0.87)	—	—	—	—
Total distributions	(3.49)		(1.08)	(0.42)	(0.25)	(0.47)	(0.25)
Net asset value, end of period	$33.46		$35.78	$32.76	$32.23	$30.30	$27.62
Ratios and supplemental data:
Total return(b)	3.47%		12.88%	2.97%	7.23%	11.50%	31.49%
Net assets, end of period (000)	$1,030,929		$1,093,074	$1,255,629	$1,344,781	$1,291,168	$1,263,459
Ratio of net expenses to average net assets	1.85%	(c)	1.84%	1.84%	1.83%	1.84%	1.87%
Ratio of gross expenses to average net assets prior to expense reductions	1.85%	(c)	1.84%	1.84%	1.83%	1.84%	1.87%
Ratio of net investment income (loss) to average net assets	1.04%	(c)	1.17%	0.87%	0.86%	1.51%	1.94%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

196	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund     Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$35.07		$31.91	$31.41	$29.48	$26.89	$20.69
Income from investment operations:
Net investment income (loss)(a)	0.33		0.71	0.59	0.58	0.70	0.68
Net realized and unrealized gain (loss)	0.99		3.62	0.65	1.84	2.64	6.01
Total from investment operations	1.32		4.33	1.24	2.42	3.34	6.69
Distributions:
Dividends from net investment income	(0.76)		(0.30)	(0.74)	(0.49)	(0.75)	(0.49)
Dividends from net realized gains	(3.20)		(0.87)	—	—	—	—
Total distributions	(3.96)		(1.17)	(0.74)	(0.49)	(0.75)	(0.49)
Net asset value, end of period	$32.43		$35.07	$31.91	$31.41	$29.48	$26.89
Ratios and supplemental data:
Total return(b)	4.02%		13.99%	4.01%	8.31%	12.61%	32.75%
Net assets, end of period (000)	$610,967		$668,124	$915,394	$856,632	$683,473	$352,451
Ratio of net expenses to average net assets	0.85%	(c)	0.84%	0.84%	0.83%	0.84%	0.87%
Ratio of gross expenses to average net assets prior to expense reductions	0.85%	(c)	0.84%	0.84%	0.83%	0.84%	0.87%
Ratio of net investment income (loss) to average net assets	2.04%	(c)	2.18%	1.87%	1.85%	2.51%	2.92%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$35.57		$32.46	$31.95	$30.02	$27.39	$21.08
Income from investment operations:
Net investment income (loss)(a)	0.26		0.55	0.44	0.43	0.57	0.56
Net realized and unrealized gain (loss)	1.00		3.69	0.66	1.88	2.69	6.14
Total from investment operations	1.26		4.24	1.10	2.31	3.26	6.70
Distributions:
Dividends from net investment income	(0.53)		(0.26)	(0.59)	(0.38)	(0.63)	(0.39)
Dividends from net realized gains	(3.20)		(0.87)	—	—	—	—
Total distributions	(3.73)		(1.13)	(0.59)	(0.38)	(0.63)	(0.39)
Net asset value, end of period	$33.10		$35.57	$32.46	$31.95	$30.02	$27.39
Ratios and supplemental data:
Total return(b)	3.76%		13.44%	3.49%	7.75%	12.05%	32.11%
Net assets, end of period (000)	$19,542		$22,181	$22,265	$15,486	$10,285	$2,636
Ratio of net expenses to average net assets	1.35%	(c)	1.34%	1.34%	1.33%	1.34%	1.36%
Ratio of gross expenses to average net assets prior to expense reductions	1.35%	(c)	1.34%	1.34%	1.33%	1.34%	1.37%
Ratio of net investment income (loss) to average net assets	1.53%	(c)	1.66%	1.37%	1.34%	2.00%	2.35%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.78		$10.88	$10.77	$10.16	$9.20	$7.35
Income from investment operations:
Net investment income (loss)(a)	0.04		0.10	0.11	0.11	0.17	0.21
Net realized and unrealized gain (loss)	0.29		1.13	0.21	0.50	0.98	1.87
Total from investment operations	0.33		1.23	0.32	0.61	1.15	2.08
Distributions:
Dividends from net investment income	(0.29)		(0.09)	(0.21)	—	(0.04)	(0.23)
Dividends from net realized gains	(1.74)		(0.24)	—	—	—	—
Return of capital	—		—	—	—	(0.15)	—
Total distributions	(2.03)		(0.33)	(0.21)	—	(0.19)	(0.23)
Net asset value, end of period	$10.08		$11.78	$10.88	$10.77	$10.16	$9.20
Ratios and supplemental data:
Total return(b)	3.33%		11.60%	3.03%	6.00%	12.64%	29.16%
Net assets, end of period (000)	$178,016		$210,537	$304,914	$373,595	$318,493	$273,281
Ratio of net expenses to average net assets	1.44%	(c)	1.41%	1.32%	1.32%	1.36%	1.44%
Ratio of gross expenses to average net assets prior to expense reductions	1.44%	(c)	1.41%	1.32%	1.32%	1.36%	1.44%
Ratio of net investment income (loss) to average net assets	0.83%	(c)	0.92%	1.06%	1.01%	1.74%	2.66%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Portfolio turnover rate	30.0%		48.2%	55.1%	73.1%	62.2%	97.3%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

198	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.86		$10.97	$10.85	$10.32	$9.37	$7.52
Income from investment operations:
Net investment income (loss)(a)	—		0.02	0.03	0.03	0.10	0.15
Net realized and unrealized gain (loss)	0.29		1.14	0.21	0.50	1.00	1.91
Total from investment operations	0.29		1.16	0.24	0.53	1.10	2.06
Distributions:
Dividends from net investment income	(0.15)		(0.03)	(0.12)	—	(0.03)	(0.21)
Dividends from net realized gains	(1.74)		(0.24)	—	—	—	—
Return of capital	—		—	—	—	(0.12)	—
Total distributions	(1.89)		(0.27)	(0.12)	—	(0.15)	(0.21)
Net asset value, end of period	$10.26		$11.86	$10.97	$10.85	$10.32	$9.37
Ratios and supplemental data:
Total return(b)	2.94%		10.77%	2.25%	5.14%	11.86%	28.21%
Net assets, end of period (000)	$7,292		$10,884	$16,654	$30,770	$43,323	$50,466
Ratio of net expenses to average net assets	2.19%	(c)	2.16%	2.07%	2.07%	2.12%	2.19%
Ratio of gross expenses to average net assets prior to expense reductions	2.19%	(c)	2.16%	2.07%	2.07%	2.12%	2.19%
Ratio of net investment income (loss) to average net assets	0.03%	(c)	0.17%	0.30%	0.26%	0.99%	1.93%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.06		$10.25	$10.15	$9.65	$8.78	$7.06
Income from investment operations:
Net investment income (loss)(a)	—		0.02	0.03	0.03	0.09	0.14
Net realized and unrealized gain (loss)	0.26		1.06	0.20	0.47	0.94	1.79
Total from investment operations	0.26		1.08	0.23	0.50	1.03	1.93
Distributions:
Dividends from net investment income	(0.18)		(0.03)	(0.13)	—	(0.03)	(0.21)
Dividends from net realized gains	(1.74)		(0.24)	—	—	—	—
Return of capital	—		—	—	—	(0.13)	—
Total distributions	(1.92)		(0.27)	(0.13)	—	(0.16)	(0.21)
Net asset value, end of period	$9.40		$11.06	$10.25	$10.15	$9.65	$8.78
Ratios and supplemental data:
Total return(b)	2.89%		10.82%	2.29%	5.18%	11.81%	28.23%
Net assets, end of period (000)	$166,498		$185,577	$235,194	$282,801	$276,141	$235,776
Ratio of net expenses to average net assets	2.19%	(c)	2.16%	2.07%	2.07%	2.11%	2.19%
Ratio of gross expenses to average net assets prior to expense reductions	2.19%	(c)	2.16%	2.07%	2.07%	2.11%	2.19%
Ratio of net investment income (loss) to average net assets	0.09%	(c)	0.17%	0.31%	0.26%	0.99%	1.91%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.99		$11.06	$10.96	$10.32	$9.33	$7.43
Income from investment operations:
Net investment income (loss)(a)	0.06		0.13	0.14	0.14	0.19	0.23
Net realized and unrealized gain (loss)	0.29		1.15	0.22	0.50	1.00	1.90
Total from investment operations	0.35		1.28	0.36	0.64	1.19	2.13
Distributions:
Dividends from net investment income	(0.32)		(0.11)	(0.26)	—	(0.04)	(0.23)
Dividends from net realized gains	(1.74)		(0.24)	—	—	—	—
Return of capital	—		—	—	—	(0.16)	—
Total distributions	(2.06)		(0.35)	(0.26)	—	(0.20)	(0.23)
Net asset value, end of period	$10.28		$11.99	$11.06	$10.96	$10.32	$9.33
Ratios and supplemental data:
Total return(b)	3.48%		11.90%	3.32%	6.20%	12.92%	29.62%
Net assets, end of period (000)	$218,808		$232,583	$986,986	$978,511	$763,531	$227,445
Ratio of net expenses to average net assets	1.19%	(c)	1.14%	1.07%	1.07%	1.11%	1.18%
Ratio of gross expenses to average net assets prior to expense reductions	1.19%	(c)	1.14%	1.07%	1.07%	1.11%	1.18%
Ratio of net investment income (loss) to average net assets	1.10%	(c)	1.16%	1.31%	1.25%	1.97%	2.82%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.67		$10.79	$10.67	$10.09	$9.16	$7.32
Income from investment operations:
Net investment income (loss)(a)	0.03		0.07	0.08	0.08	0.14	0.19
Net realized and unrealized gain (loss)	0.29		1.12	0.21	0.50	0.97	1.87
Total from investment operations	0.32		1.19	0.29	0.58	1.11	2.06
Distributions:
Dividends from net investment income	(0.25)		(0.07)	(0.17)	—	(0.04)	(0.22)
Dividends from net realized gains	(1.74)		(0.24)	—	—	—	—
Return of capital	—		—	—	—	(0.14)	—
Total distributions	(1.99)		(0.31)	(0.17)	—	(0.18)	(0.22)
Net asset value, end of period	$10.00		$11.67	$10.79	$10.67	$10.09	$9.16
Ratios and supplemental data:
Total return(b)	3.28%		11.27%	2.77%	5.75%	12.26%	29.06%
Net assets, end of period (000)	$1,571		$1,674	$3,045	$1,567	$1,302	$377
Ratio of net expenses to average net assets	1.69%	(c)	1.66%	1.58%	1.57%	1.61%	1.69%
Ratio of gross expenses to average net assets prior to expense reductions	1.69%	(c)	1.66%	1.58%	1.57%	1.61%	1.69%
Ratio of net investment income (loss) to average net assets	0.60%	(c)	0.68%	0.75%	0.77%	1.43%	2.41%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

200	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.14		$17.70	$19.28	$19.60	$18.31	$14.13
Income from investment operations:
Net investment income (loss)(a)	0.20		0.39	0.37	0.40	0.53	0.56
Net realized and unrealized gain (loss)	0.58		2.63	(0.33)	0.14	1.45	4.15
Total from investment operations	0.78		3.02	0.04	0.54	1.98	4.71
Distributions:
Dividends from net investment income	(0.60)		(0.02)	(0.14)	(0.25)	(0.69)	(0.50)
Dividends from net realized gains	(1.33)		(1.56)	(1.48)	(0.61)	—	(0.03)
Total distributions	(1.93)		(1.58)	(1.62)	(0.86)	(0.69)	(0.53)
Net asset value, end of period	$17.99		$19.14	$17.70	$19.28	$19.60	$18.31
Ratios and supplemental data:
Total return(b)	4.33%		18.50%	0.51%	2.73%	11.06%	34.00%
Net assets, end of period (000)	$547,066		$514,593	$650,100	$1,269,501	$1,741,954	$1,822,596
Ratio of net expenses to average net assets	1.11%	(c)	1.11%	1.10%	1.07%	1.08%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.11%	(c)	1.11%	1.10%	1.07%	1.08%	1.11%
Ratio of net investment income (loss) to average net assets	2.17%	(c)	2.18%	2.07%	2.03%	2.82%	3.37%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Portfolio turnover rate	29.6%		73.1%	56.6%	65.7%	77.4%	45.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Convertible Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$23.27		$21.31	$22.89	$23.14	$21.48	$16.48
Income from investment operations:
Net investment income (loss)(a)	0.16		0.31	0.28	0.32	0.47	0.52
Net realized and unrealized gain (loss)	0.71		3.21	(0.38)	0.15	1.69	4.86
Total from investment operations	0.87		3.52	(0.10)	0.47	2.16	5.38
Distributions:
Dividends from net investment income	(0.31)		—	(0.00)**	(0.11)	(0.50)	(0.35)
Dividends from net realized gains	(1.33)		(1.56)	(1.48)	(0.61)	—	(0.03)
Total distributions	(1.64)		(1.56)	(1.48)	(0.72)	(0.50)	(0.38)
Net asset value, end of period	$22.50		$23.27	$21.31	$22.89	$23.14	$21.48
Ratios and supplemental data:
Total return(b)	3.92%		17.63%	(0.25% )	2.01%	10.20%	33.04%
Net assets, end of period (000)	$10,307		$11,391	$14,256	$21,517	$56,141	$88,956
Ratio of net expenses to average net assets	1.86%	(c)	1.86%	1.85%	1.82%	1.83%	1.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	(c)	1.86%	1.85%	1.82%	1.83%	1.86%
Ratio of net investment income (loss) to average net assets	1.39%	(c)	1.43%	1.32%	1.36%	2.12%	2.78%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.87		$17.57	$19.15	$19.51	$18.24	$14.09
Income from investment operations:
Net investment income (loss)(a)	0.13		0.25	0.23	0.25	0.38	0.43
Net realized and unrealized gain (loss)	0.56		2.61	(0.32)	0.14	1.45	4.14
Total from investment operations	0.69		2.86	(0.09)	0.39	1.83	4.57
Distributions:
Dividends from net investment income	(0.39)		—	(0.01)	(0.14)	(0.56)	(0.39)
Dividends from net realized gains	(1.33)		(1.56)	(1.48)	(0.61)	—	(0.03)
Total distributions	(1.72)		(1.56)	(1.49)	(0.75)	(0.56)	(0.42)
Net asset value, end of period	$17.84		$18.87	$17.57	$19.15	$19.51	$18.24
Ratios and supplemental data:
Total return(b)	3.88%		17.62%	(0.24% )	1.99%	10.20%	33.01%
Net assets, end of period (000)	$322,686		$325,823	$390,649	$584,428	$706,108	$579,959
Ratio of net expenses to average net assets	1.86%	(c)	1.86%	1.85%	1.82%	1.83%	1.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	(c)	1.86%	1.85%	1.82%	1.83%	1.86%
Ratio of net investment income (loss) to average net assets	1.41%	(c)	1.43%	1.32%	1.26%	2.03%	2.66%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

202	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.74		$16.51	$18.10	$18.44	$17.27	$13.35
Income from investment operations:
Net investment income (loss)(a)	0.20		0.40	0.39	0.42	0.53	0.56
Net realized and unrealized gain (loss)	0.53		2.44	(0.30)	0.14	1.38	3.92
Total from investment operations	0.73		2.84	0.09	0.56	1.91	4.48
Distributions:
Dividends from net investment income	(0.66)		(0.05)	(0.20)	(0.29)	(0.74)	(0.53)
Dividends from net realized gains	(1.33)		(1.56)	(1.48)	(0.61)	—	(0.03)
Total distributions	(1.99)		(1.61)	(1.68)	(0.90)	(0.74)	(0.56)
Net asset value, end of period	$16.48		$17.74	$16.51	$18.10	$18.44	$17.27
Ratios and supplemental data:
Total return(b)	4.40%		18.78%	0.81%	3.00%	11.32%	34.30%
Net assets, end of period (000)	$468,072		$349,512	$475,526	$759,415	$883,151	$424,287
Ratio of net expenses to average net assets	0.86%	(c)	0.86%	0.85%	0.82%	0.82%	0.85%
Ratio of gross expenses to average net assets prior to expense reductions	0.86%	(c)	0.86%	0.85%	0.82%	0.82%	0.85%
Ratio of net investment income (loss) to average net assets	2.45%	(c)	2.43%	2.33%	2.26%	2.97%	3.56%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.03		$17.63	$19.21	$19.55	$18.28	$14.11
Income from investment operations:
Net investment income (loss)(a)	0.17		0.34	0.32	0.34	0.45	0.51
Net realized and unrealized gain (loss)	0.58		2.62	(0.32)	0.14	1.48	4.15
Total from investment operations	0.75		2.96	—	0.48	1.93	4.66
Distributions:
Dividends from net investment income	(0.52)		(0.00)**	(0.10)	(0.21)	(0.66)	(0.46)
Dividends from net realized gains	(1.33)		(1.56)	(1.48)	(0.61)	—	(0.03)
Total distributions	(1.85)		(1.56)	(1.58)	(0.82)	(0.66)	(0.49)
Net asset value, end of period	$17.93		$19.03	$17.63	$19.21	$19.55	$18.28
Ratios and supplemental data:
Total return(b)	4.21%		18.18%	0.29%	2.46%	10.78%	33.68%
Net assets, end of period (000)	$3,022		$3,074	$3,253	$4,134	$2,878	$705
Ratio of net expenses to average net assets	1.36%	(c)	1.36%	1.35%	1.32%	1.32%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	(c)	1.36%	1.35%	1.32%	1.32%	1.36%
Ratio of net investment income (loss) to average net assets	1.90%	(c)	1.93%	1.82%	1.72%	2.39%	3.06%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.89		$11.15	$11.14	$11.23	$11.06	$9.82
Income from investment operations:
Net investment income (loss)(a)	0.13		0.22	0.22	0.26	0.31	0.35
Net realized and unrealized gain (loss)	0.10		(0.17)	0.15	0.02	0.45	1.30
Total from investment operations	0.23		0.05	0.37	0.28	0.76	1.65
Distributions:
Dividends from net investment income	(0.40)		(0.26)	(0.32)	(0.28)	(0.59)	(0.41)
Dividends from net realized gains	(0.04)		(0.05)	(0.04)	(0.09)	—	—
Total distributions	(0.44)		(0.31)	(0.36)	(0.37)	(0.59)	(0.41)
Net asset value, end of period	$10.68		$10.89	$11.15	$11.14	$11.23	$11.06
Ratios and supplemental data:
Total return(b)	2.23%		0.48%	3.35%	2.64%	7.12%	17.10%
Net assets, end of period (000)	$79,201		$93,691	$137,672	$115,090	$114,922	$94,831
Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.90%	0.90%	0.90%	0.88%
Ratio of gross expenses to average net assets prior to expense reductions	1.05%	(c)	0.99%	0.98%	0.97%	0.98%	1.00%
Ratio of net investment income (loss) to average net assets	2.47%	(c)	1.97%	1.98%	2.37%	2.83%	3.30%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Portfolio turnover rate	16.7%		32.5%	34.4%	41.5%	55.7%	287.2%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

204	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.89		$11.15	$11.14	$11.23	$11.06	$9.82
Income from investment operations:
Net investment income (loss)(a)	0.09		0.13	0.14	0.19	0.23	0.27
Net realized and unrealized gain (loss)	0.10		(0.16)	0.14	0.01	0.44	1.31
Total from investment operations	0.19		(0.03)	0.28	0.20	0.67	1.58
Distributions:
Dividends from net investment income	(0.36)		(0.18)	(0.23)	(0.20)	(0.50)	(0.34)
Dividends from net realized gains	(0.04)		(0.05)	(0.04)	(0.09)	—	—
Total distributions	(0.40)		(0.23)	(0.27)	(0.29)	(0.50)	(0.34)
Net asset value, end of period	$10.68		$10.89	$11.15	$11.14	$11.23	$11.06
Ratios and supplemental data:
Total return(b)	1.85%		(0.27% )	2.59%	1.88%	6.33%	16.23%
Net assets, end of period (000)	$3,656		$5,319	$9,108	$14,193	$21,402	$22,103
Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.65%	1.65%	1.65%	1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.80%	(c)	1.74%	1.73%	1.72%	1.73%	1.75%
Ratio of net investment income (loss) to average net assets	1.72%	(c)	1.22%	1.25%	1.67%	2.10%	2.56%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.89		$11.15	$11.13	$11.22	$11.06	$9.82
Income from investment operations:
Net investment income (loss)(a)	0.09		0.13	0.14	0.18	0.23	0.27
Net realized and unrealized gain (loss)	0.09		(0.16)	0.15	0.02	0.43	1.31
Total from investment operations	0.18		(0.03)	0.29	0.20	0.66	1.58
Distributions:
Dividends from net investment income	(0.36)		(0.18)	(0.23)	(0.20)	(0.50)	(0.34)
Dividends from net realized gains	(0.04)		(0.05)	(0.04)	(0.09)	—	—
Total distributions	(0.40)		(0.23)	(0.27)	(0.29)	(0.50)	(0.34)
Net asset value, end of period	$10.67		$10.89	$11.15	$11.13	$11.22	$11.06
Ratios and supplemental data:
Total return(b)	1.75%		(0.27% )	2.68%	1.88%	6.24%	16.23%
Net assets, end of period (000)	$20,599		$25,964	$43,823	$48,612	$50,793	$39,605
Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.65%	1.65%	1.65%	1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.80%	(c)	1.74%	1.73%	1.72%	1.73%	1.75%
Ratio of net investment income (loss) to average net assets	1.72%	(c)	1.23%	1.25%	1.63%	2.09%	2.54%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	205

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.89		$11.15	$11.13	$11.22	$11.06	$9.82
Income from investment operations:
Net investment income (loss)(a)	0.14		0.24	0.25	0.29	0.34	0.38
Net realized and unrealized gain (loss)	0.09		(0.16)	0.15	0.02	0.43	1.30
Total from investment operations	0.23		0.08	0.40	0.31	0.77	1.68
Distributions:
Dividends from net investment income	(0.41)		(0.29)	(0.34)	(0.31)	(0.61)	(0.44)
Dividends from net realized gains	(0.04)		(0.05)	(0.04)	(0.09)	—	—
Total distributions	(0.45)		(0.34)	(0.38)	(0.40)	(0.61)	(0.44)
Net asset value, end of period	$10.67		$10.89	$11.15	$11.13	$11.22	$11.06
Ratios and supplemental data:
Total return(b)	2.25%		0.73%	3.70%	2.90%	7.30%	17.39%
Net assets, end of period (000)	$16,585		$41,109	$43,464	$41,639	$46,625	$41,689
Ratio of net expenses to average net assets	0.65%	(c)	0.65%	0.65%	0.65%	0.65%	0.63%
Ratio of gross expenses to average net assets prior to expense reductions	0.79%	(c)	0.74%	0.73%	0.72%	0.73%	0.75%
Ratio of net investment income (loss) to average net assets	2.69%	(c)	2.22%	2.24%	2.64%	3.07%	3.59%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.89		$11.15	$11.14	$11.23	$11.06	$9.82
Income from investment operations:
Net investment income (loss)(a)	0.11		0.19	0.19	0.23	0.28	0.33
Net realized and unrealized gain (loss)	0.11		(0.17)	0.15	0.02	0.45	1.30
Total from investment operations	0.22		0.02	0.34	0.25	0.73	1.63
Distributions:
Dividends from net investment income	(0.39)		(0.23)	(0.29)	(0.25)	(0.56)	(0.39)
Dividends from net realized gains	(0.04)		(0.05)	(0.04)	(0.09)	—	—
Total distributions	(0.43)		(0.28)	(0.33)	(0.34)	(0.56)	(0.39)
Net asset value, end of period	$10.68		$10.89	$11.15	$11.14	$11.23	$11.06
Ratios and supplemental data:
Total return(b)	2.10%		0.22%	3.09%	2.39%	6.86%	16.81%
Net assets, end of period (000)	$222		$2,248	$1,756	$1,638	$1,389	$1,283
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.15%	1.15%	1.13%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	(c)	1.24%	1.23%	1.22%	1.23%	1.25%
Ratio of net investment income (loss) to average net assets	2.12%	(c)	1.72%	1.74%	2.10%	2.59%	3.09%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

206	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.90		$9.92	$9.68	$9.97	$9.52	$7.11
Income from investment operations:
Net investment income (loss)(a)	0.24		0.51	0.53	0.59	0.63	0.61
Net realized and unrealized gain (loss)	0.20		0.18	0.35	(0.24)	0.58	2.29
Total from investment operations	0.44		0.69	0.88	0.35	1.21	2.90
Distributions:
Dividends from net investment income	(0.27)		(0.58)	(0.51)	(0.64)	(0.76)	(0.49)
Dividends from net realized gains	(0.19)		(0.13)	(0.13)	—	—	—
Total distributions	(0.46)		(0.71)	(0.64)	(0.64)	(0.76)	(0.49)
Net asset value, end of period	$9.88		$9.90	$9.92	$9.68	$9.97	$9.52
Ratios and supplemental data:
Total return(b)	4.61%		7.21%	9.39%	3.62%	13.26%	42.27%
Net assets, end of period (000)	$192,550		$201,791	$215,299	$182,515	$211,632	$207,057
Ratio of net expenses to average net assets	1.19%	(c)	1.18%	1.19%	1.22%	1.21%	1.22%
Ratio of gross expenses to average net assets prior to expense reductions	1.19%	(c)	1.18%	1.19%	1.22%	1.21%	1.22%
Ratio of net investment income (loss) to average net assets	4.94%	(c)	5.11%	5.46%	6.01%	6.56%	7.48%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Portfolio turnover rate	26.2%		55.1%	73.9%	72.6%	57.6%	55.0%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos High Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.38		$10.36	$10.09	$10.37	$9.86	$7.35
Income from investment operations:
Net investment income (loss)(a)	0.21		0.46	0.48	0.54	0.58	0.57
Net realized and unrealized gain (loss)	0.22		0.18	0.36	(0.26)	0.60	2.36
Total from investment operations	0.43		0.64	0.84	0.28	1.18	2.93
Distributions:
Dividends from net investment income	(0.23)		(0.49)	(0.44)	(0.56)	(0.67)	(0.42)
Dividends from net realized gains	(0.19)		(0.13)	(0.13)	—	—	—
Total distributions	(0.42)		(0.62)	(0.57)	(0.56)	(0.67)	(0.42)
Net asset value, end of period	$10.39		$10.38	$10.36	$10.09	$10.37	$9.86
Ratios and supplemental data:
Total return(b)	4.30%		6.40%	8.55%	2.79%	12.45%	41.16%
Net assets, end of period (000)	$2,712		$3,340	$5,973	$9,766	$17,387	$19,897
Ratio of net expenses to average net assets	1.94%	(c)	1.93%	1.95%	1.96%	1.96%	1.98%
Ratio of gross expenses to average net assets prior to expense reductions	1.94%	(c)	1.93%	1.95%	1.96%	1.96%	1.98%
Ratio of net investment income (loss) to average net assets	4.18%	(c)	4.39%	4.73%	5.28%	5.82%	6.83%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.29		$10.28	$10.01	$10.29	$9.80	$7.31
Income from investment operations:
Net investment income (loss)(a)	0.21		0.45	0.48	0.54	0.58	0.56
Net realized and unrealized gain (loss)	0.21		0.19	0.36	(0.25)	0.58	2.36
Total from investment operations	0.42		0.64	0.84	0.29	1.16	2.92
Distributions:
Dividends from net investment income	(0.23)		(0.50)	(0.44)	(0.57)	(0.67)	(0.43)
Dividends from net realized gains	(0.19)		(0.13)	(0.13)	—	—	—
Total distributions	(0.42)		(0.63)	(0.57)	(0.57)	(0.67)	(0.43)
Net asset value, end of period	$10.29		$10.29	$10.28	$10.01	$10.29	$9.80
Ratios and supplemental data:
Total return(b)	4.25%		6.37%	8.65%	2.83%	12.34%	41.16%
Net assets, end of period (000)	$32,705		$34,146	$43,141	$39,764	$48,149	$45,673
Ratio of net expenses to average net assets	1.94%	(c)	1.93%	1.94%	1.97%	1.96%	1.98%
Ratio of gross expenses to average net assets prior to expense reductions	1.94%	(c)	1.93%	1.94%	1.97%	1.96%	1.98%
Ratio of net investment income (loss) to average net assets	4.19%	(c)	4.37%	4.72%	5.26%	5.81%	6.80%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

208	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.90		$9.92	$9.68	$9.97	$9.52	$7.12
Income from investment operations:
Net investment income (loss)(a)	0.25		0.53	0.56	0.62	0.65	0.63
Net realized and unrealized gain (loss)	0.20		0.19	0.34	(0.24)	0.58	2.28
Total from investment operations	0.45		0.72	0.90	0.38	1.23	2.91
Distributions:
Dividends from net investment income	(0.28)		(0.61)	(0.53)	(0.67)	(0.78)	(0.51)
Dividends from net realized gains	(0.19)		(0.13)	(0.13)	—	—	—
Total distributions	(0.47)		(0.74)	(0.66)	(0.67)	(0.78)	(0.51)
Net asset value, end of period	$9.88		$9.90	$9.92	$9.68	$9.97	$9.52
Ratios and supplemental data:
Total return(b)	4.73%		7.50%	9.63%	3.88%	13.58%	42.41%
Net assets, end of period (000)	$25,462		$25,103	$33,271	$21,424	$44,574	$19,286
Ratio of net expenses to average net assets	0.94%	(c)	0.93%	0.94%	0.96%	0.96%	0.97%
Ratio of gross expenses to average net assets prior to expense reductions	0.94%	(c)	0.93%	0.94%	0.96%	0.96%	0.97%
Ratio of net investment income (loss) to average net assets	5.19%	(c)	5.37%	5.71%	6.29%	6.76%	7.61%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.89		$9.91	$9.67	$9.96	$9.52	$7.11
Income from investment operations:
Net investment income (loss)(a)	0.23		0.48	0.51	0.57	0.60	0.59
Net realized and unrealized gain (loss)	0.20		0.18	0.34	(0.24)	0.57	2.29
Total from investment operations	0.43		0.66	0.85	0.33	1.17	2.88
Distributions:
Dividends from net investment income	(0.26)		(0.55)	(0.48)	(0.62)	(0.73)	(0.47)
Dividends from net realized gains	(0.19)		(0.13)	(0.13)	—	—	—
Total distributions	(0.45)		(0.68)	(0.61)	(0.62)	(0.73)	(0.47)
Net asset value, end of period	$9.87		$9.89	$9.91	$9.67	$9.96	$9.52
Ratios and supplemental data:
Total return(b)	4.49%		6.92%	9.17%	3.37%	12.88%	41.93%
Net assets, end of period (000)	$182		$192	$373	$272	$248	$122
Ratio of net expenses to average net assets	1.44%	(c)	1.43%	1.44%	1.47%	1.46%	1.48%
Ratio of gross expenses to average net assets prior to expense reductions	1.44%	(c)	1.43%	1.44%	1.47%	1.46%	1.48%
Ratio of net investment income (loss) to average net assets	4.68%	(c)	4.89%	5.21%	5.74%	6.28%	7.31%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.09		$12.68	$12.11	$11.91	$11.35	$10.97
Income from investment operations:
Net investment income (loss)(a)	0.07		0.17	0.21	0.22	0.23	0.30
Net realized and unrealized gain (loss)	0.18		0.42	0.51	0.18	0.46	0.89
Total from investment operations	0.25		0.59	0.72	0.40	0.69	1.19
Distributions:
Dividends from net investment income	(0.08)		(0.18)	(0.15)	(0.20)	(0.13)	(0.52)
Dividends from net realized gains	(0.26)		—	—	—	—	(0.29)
Total distributions	(0.34)		(0.18)	(0.15)	(0.20)	(0.13)	(0.81)
Net asset value, end of period	$13.00		$13.09	$12.68	$12.11	$11.91	$11.35
Ratios and supplemental data:
Total return(b)	1.95%		4.71%	6.01%	3.40%	6.11%	11.77%
Net assets, end of period (000)	$1,569,689		$1,354,180	$1,155,161	$1,282,438	$1,203,750	$938,686
Ratio of net expenses to average net assets	1.18%	(c)	1.26%	1.17%	1.21%	1.19%	1.19%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	(c)	1.26%	1.17%	1.21%	1.19%	1.20%
Ratio of net investment income (loss) to average net assets	1.14%	(c)	1.33%	1.65%	1.80%	2.00%	2.80%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.09%	(c)	1.12%	1.13%	1.14%	1.14%	1.15%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Portfolio turnover rate	24.0%		110.6%	82.8%	98.5%	87.8%	79.8%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

210	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.82		$13.36	$12.75	$12.51	$11.92	$11.48
Income from investment operations:
Net investment income (loss)(a)	0.03		0.08	0.12	0.14	0.15	0.24
Net realized and unrealized gain (loss)	0.17		0.45	0.54	0.20	0.48	0.92
Total from investment operations	0.20		0.53	0.66	0.34	0.63	1.16
Distributions:
Dividends from net investment income	(0.02)		(0.07)	(0.05)	(0.10)	(0.04)	(0.43)
Dividends from net realized gains	(0.26)		—	—	—	—	(0.29)
Total distributions	(0.28)		(0.07)	(0.05)	(0.10)	(0.04)	(0.72)
Net asset value, end of period	$13.74		$13.82	$13.36	$12.75	$12.51	$11.92
Ratios and supplemental data:
Total return(b)	1.47%		3.98%	5.18%	2.70%	5.31%	10.87%
Net assets, end of period (000)	$6,177		$9,117	$12,940	$18,147	$25,349	$34,370
Ratio of net expenses to average net assets	1.93%	(c)	2.03%	1.92%	1.97%	1.94%	1.95%
Ratio of gross expenses to average net assets prior to expense reductions	1.93%	(c)	2.03%	1.92%	1.97%	1.94%	1.95%
Ratio of net investment income (loss) to average net assets	0.43%	(c)	0.60%	0.91%	1.07%	1.27%	2.13%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.84%	(c)	1.87%	1.89%	1.89%	1.88%	1.91%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.30		$12.88	$12.29	$12.08	$11.52	$11.12
Income from investment operations:
Net investment income (loss)(a)	0.03		0.08	0.11	0.13	0.15	0.23
Net realized and unrealized gain (loss)	0.17		0.42	0.54	0.18	0.46	0.90
Total from investment operations	0.20		0.50	0.65	0.31	0.61	1.13
Distributions:
Dividends from net investment income	(0.04)		(0.08)	(0.06)	(0.10)	(0.05)	(0.44)
Dividends from net realized gains	(0.26)		—	—	—	—	(0.29)
Total distributions	(0.30)		(0.08)	(0.06)	(0.10)	(0.05)	(0.73)
Net asset value, end of period	$13.20		$13.30	$12.88	$12.29	$12.08	$11.52
Ratios and supplemental data:
Total return(b)	1.47%		3.93%	5.28%	2.61%	5.31%	10.91%
Net assets, end of period (000)	$326,049		$289,520	$267,646	$299,733	$353,019	$330,360
Ratio of net expenses to average net assets	1.93%	(c)	2.02%	1.92%	1.97%	1.94%	1.95%
Ratio of gross expenses to average net assets prior to expense reductions	1.93%	(c)	2.02%	1.92%	1.97%	1.94%	1.95%
Ratio of net investment income (loss) to average net assets	0.39%	(c)	0.58%	0.90%	1.06%	1.26%	2.10%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.84%	(c)	1.87%	1.88%	1.89%	1.88%	1.91%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	211

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.97		$12.56	$12.00	$11.80	$11.25	$10.88
Income from investment operations:
Net investment income (loss)(a)	0.09		0.20	0.23	0.24	0.25	0.32
Net realized and unrealized gain (loss)	0.17		0.42	0.51	0.19	0.46	0.89
Total from investment operations	0.26		0.62	0.74	0.43	0.71	1.21
Distributions:
Dividends from net investment income	(0.10)		(0.21)	(0.18)	(0.23)	(0.16)	(0.55)
Dividends from net realized gains	(0.26)		—	—	—	—	(0.29)
Total distributions	(0.36)		(0.21)	(0.18)	(0.23)	(0.16)	(0.84)
Net asset value, end of period	$12.87		$12.97	$12.56	$12.00	$11.80	$11.25
Ratios and supplemental data:
Total return(b)	2.02%		5.01%	6.25%	3.70%	6.33%	12.07%
Net assets, end of period (000)	$1,997,527		$1,574,197	$1,040,722	$738,421	$521,364	$183,133
Ratio of net expenses to average net assets	0.93%	(c)	1.01%	0.92%	0.96%	0.96%	0.94%
Ratio of gross expenses to average net assets prior to expense reductions	0.93%	(c)	1.01%	0.92%	0.96%	0.96%	0.95%
Ratio of net investment income (loss) to average net assets	1.39%	(c)	1.57%	1.88%	2.04%	2.22%	2.99%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	0.84%	(c)	0.87%	0.88%	0.89%	0.89%	0.90%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.05		$12.64	$12.08	$11.88	$11.33	$10.96
Income from investment operations:
Net investment income (loss)(a)	0.06		0.14	0.17	0.18	0.20	0.25
Net realized and unrealized gain (loss)	0.17		0.42	0.52	0.19	0.46	0.91
Total from investment operations	0.23		0.56	0.69	0.37	0.66	1.16
Distributions:
Dividends from net investment income	(0.07)		(0.15)	(0.13)	(0.17)	(0.11)	(0.50)
Dividends from net realized gains	(0.26)		—	—	—	—	(0.29)
Total distributions	(0.33)		(0.15)	(0.13)	(0.17)	(0.11)	(0.79)
Net asset value, end of period	$12.95		$13.05	$12.64	$12.08	$11.88	$11.33
Ratios and supplemental data:
Total return(b)	1.76%		4.47%	5.72%	3.18%	5.84%	11.46%
Net assets, end of period (000)	$6,690		$5,408	$5,199	$3,114	$2,351	$1,034
Ratio of net expenses to average net assets	1.43%	(c)	1.52%	1.42%	1.46%	1.46%	1.44%
Ratio of gross expenses to average net assets prior to expense reductions	1.43%	(c)	1.52%	1.42%	1.46%	1.46%	1.44%
Ratio of net investment income (loss) to average net assets	0.89%	(c)	1.08%	1.37%	1.55%	1.72%	2.36%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.34%	(c)	1.37%	1.38%	1.39%	1.39%	1.40%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

212	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30, 2014		June 3, 2013* through October 31, 2013
Net asset value, beginning of period	$10.28		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.05		(0.06)
Net realized and unrealized gain (loss)	0.38		0.34
Total from investment operations	0.43		0.28
Distributions:
Dividends from net investment income	(0.06)		—
Dividends from net realized gains	(0.03)		—
Total distributions	(0.09)		—
Net asset value, end of period	$10.62		$10.28
Ratios and supplemental data:
Total return(b)	4.18%		2.80%
Net assets, end of period (000)	$43,916		$9,258
Ratio of net expenses to average net assets	2.18%	(c)	2.42%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.18%	(c)	3.03%	(c)
Ratio of net investment income (loss) to average net assets	0.97%	(c)	(1.53%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.94%	(c)	2.00%	(c)

	(Unaudited) Six Months Ended April 30, 2014		June 3, 2013* through October 31, 2013
Portfolio turnover rate	147.8%		132.1%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	213

Calamos Long/Short Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30, 2014		June 3, 2013* through October 31, 2013
Net asset value, beginning of period	$10.24		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.09)
Net realized and unrealized gain (loss)	0.42		0.33
Total from investment operations	0.40		0.24
Distributions:
Dividends from net investment income	(0.05)		—
Dividends from net realized gains	(0.03)		—
Total distributions	(0.08)		—
Net asset value, end of period	$10.56		$10.24
Ratios and supplemental data:
Total return(b)	3.88%		2.40%
Net assets, end of period (000)	$3,965		$383
Ratio of net expenses to average net assets	2.93%	(c)	3.13%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.93%	(c)	3.52%	(c)
Ratio of net investment income (loss) to average net assets	(0.39%	)(c)	(2.22%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.70%	(c)	2.75%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30, 2014		June 3, 2013* through October 31, 2013
Net asset value, beginning of period	$10.29		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.07		(0.05)
Net realized and unrealized gain (loss)	0.38		0.34
Total from investment operations	0.45		0.29
Distributions:
Dividends from net investment income	(0.07)		—
Dividends from net realized gains	(0.03)		—
Total distributions	(0.10)		—
Net asset value, end of period	$10.64		$10.29
Ratios and supplemental data:
Total return(b)	4.31%		2.90%
Net assets, end of period (000)	$42,123		$36,433
Ratio of net expenses to average net assets	1.96%	(c)	2.09%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.96%	(c)	2.34%	(c)
Ratio of net investment income (loss) to average net assets	1.33%	(c)	(1.16%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.69%	(c)	1.75%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

214	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Long/Short Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30, 2014		June 3, 2013* through October 31, 2013
Net asset value, beginning of period	$10.27		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.05		(0.07)
Net realized and unrealized gain (loss)	0.37		0.34
Total from investment operations	0.42		0.27
Distributions:
Dividends from net investment income	(0.05)		—
Dividends from net realized gains	(0.03)		—
Total distributions	(0.08)		—
Net asset value, end of period	$10.61		$10.27
Ratios and supplemental data:
Total return(b)	4.10%		2.70%
Net assets, end of period (000)	$114		$103
Ratio of net expenses to average net assets	2.46%	(c)	2.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.46%	(c)	3.26%	(c)
Ratio of net investment income (loss) to average net assets	0.92%	(c)	(1.68%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.18%	(c)	2.25%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	215

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Investment Trust

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), including Calamos Growth Fund, Calamos Opportunistic Value Fund (formerly Calamos Value Fund), Calamos Focus Growth Fund, Calamos Discovery Growth Fund, Calamos Dividend Growth Fund, Calamos Mid Cap Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund, Calamos Market Neutral Income Fund, and Calamos Long/Short Fund (the “Funds”), as of April 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the six-month period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of changes in net assets of the Funds for the year or period ended October 31, 2014 and the financial highlights for each of the periods presented; and in our report dated December 16, 2013, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Chicago, Illinois

June 20, 2014

216	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after July 31, 2014, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2014. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2013 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

Washington, DC

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2014 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFSAN 1631 2014

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics—Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 20, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 20, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 20, 2014